                               PRESIDENT'S LETTER


Dear Shareholder:                                             December 31, 2001

Thank you for investing in the Aetna Variable Portfolios. We are pleased that you have placed your confidence in us to help you reach your financial goals.

The year 2001 will live in infamy for the events of September 11th. I'd like to take this opportunity to reiterate both our sympathy for those who have suffered losses and our pride in the way that America has responded after the attacks.

The past year made dubious history on a smaller scale as well. The U.S. economy fell into recession for the first time in ten years and U.S. equities produced a second straight year of negative returns, the first such two-year stretch in 27 years. The unemployment rate rose from 4% to almost 6% during the year and the efforts of economic policies to stem this deterioration, including 11 consecutive interest rate reductions by the Federal Reserve to levels not seen in nearly 40 years, were slow in taking effect. By year-end, however, the stock market had rallied, along with America's national spirit and the economic indicators, giving us an ever more convincing picture of a stabilization in business conditions. We believe that the long-term future is as bright as ever and, thankfully, it now looks as if 2002 will be a year of positive changes.

The Aetna Variable Portfolios are also experiencing important changes. I would also like to take this opportunity to discuss some of them with you.

As you may recall, ING Group acquired the financial services companies of Aetna Inc. in December 2000, including Aeltus Investment Management, Inc., adviser to the Aetna Variable Portfolios. ING has recently embarked upon a plan to integrate some of the operations of its various affiliated mutual fund groups. In this regard, ING proposed - and the Board for each of the Aetna Variable Portfolios approved - several measures to more efficiently integrate the Aetna Variable Portfolios with the Pilgrim Funds, another ING affiliated mutual fund group. Under the proposal, Aeltus will continue in its day-to-day investment management role with the Aetna funds. These initiatives are subject to shareholder approval.

In addition, the Aetna and Pilgrim funds will combine their branding efforts under the name ING Funds, as part of ING Group's evolving strategy to create one master brand, in as seamless a transition as possible. As a result, the Funds within Aetna Series Fund, Inc. will change names on March 4, 2002 and the Variable Portfolios will change names on May 1, 2002. This re-branded ING Funds family will offer more than 100 open- and closed-end funds to help meet your investment needs. The overall intent of these proposed actions is to provide you with access to an even greater product line while continuing the same professional and reliable service that you have come to expect from us.

At Aeltus we continuously strive to distinguish ourselves as a provider of investment choices for investors in all stages of life. We are proud of our accomplishments and will continue to manage the Aetna Variable Portfolios in a prudent, disciplined manner. We greatly appreciate and value your continued confidence and support.


Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President
Aetna Variable Portfolios



A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 4. Read the prospectus carefully before investing.

TABLE OF CONTENTS
GET FUNDS:
President's Letter..............................................................................i
Investment Review...............................................................................1
Portfolios of Investments:
 Series D......................................................................................23
 Series E......................................................................................31
 Series G......................................................................................38
 Series H......................................................................................45
 Series I......................................................................................52
 Series J......................................................................................59
 Series K......................................................................................66
 Series L......................................................................................73
 Series M......................................................................................80
 Series N......................................................................................87
 Series P......................................................................................94
 Series Q.....................................................................................101
Statements of Assets and Liabilities..........................................................102
Statements of Operations......................................................................108
Statements of Changes in Net Assets...........................................................114
Notes to Financial Statements.................................................................126
Financial Highlights..........................................................................131
Independent Auditors' Report..................................................................143
Additional Information........................................................................144

                                                        AETNA GET FUND, SERIES D
                                                               GROWTH OF $10,000

-----------------------------------------------
                  AETNA GET
                    FUND,
                  SERIES D     S&P 500 Index
-----------------------------------------------
   01/16/99       10,000         10,000
                  10,060         10,385
                  10,298         11,117
                   9,971         10,423
   12/31/99       10,802         11,974
                  10,802         12,248
                  10,512         11,922
                  10,605         11,806
   12/31/00       10,414         10,882
                  10,317          9,591
                  10,513         10,152
                  10,469          8,662
   12/31/01       10,621          9,512

                                                        AETNA GET FUND, SERIES E
                                                               GROWTH OF $10,000

-----------------------------------------------
                  AETNA GET
                    FUND,
                  SERIES E     S&P 500 Index
-----------------------------------------------
   09/15/99      10,000         10,000
                  9,773          9,604
   12/31/99      10,714         11,033
                 10,893         11,285
                 10,537         10,985
                 10,557         10,878
   12/31/00      10,248         10,027
                 10,009          8,838
                 10,121          9,354
                 10,258          7,981
   12/31/01      10,329          8,834

                                                      See Definition of Terms. 1

                                                        AETNA GET FUND, SERIES G
                                                               GROWTH OF $10,000

-----------------------------------------------
                  AETNA GET
                    FUND,
                  SERIES G     S&P 500 Index
-----------------------------------------------
    12/15/99        10,000         10,000
    12/31/99        10,288         10,475
                    10,358         10,715
                    10,042         10,430
                    10,131         10,329
    12/31/00         9,983          9,520
                     9,811          8,391
                     9,930          8,882
                    10,064          7,578
    12/31/01        10,124          8,388


                                                        AETNA GET FUND, SERIES H
                                                               GROWTH OF $10,000

-----------------------------------------------
                  AETNA GET
                    FUND,
                  SERIES H     S&P 500 Index
-----------------------------------------------
     03/15/00       10,000       10,000
     03/31/00       10,721       11,030
                    10,356       10,737
                    10,346       10,632
     12/31/00       10,090        9,800
                     9,857        8,638
                     9,955        9,143
                    10,067        7,801
     12/31/01       10,158        8,635


2  See Definition of Terms.

                                                        AETNA GET FUND, SERIES I
                                                               GROWTH OF $10,000

-----------------------------------------------
                  AETNA GET
                    FUND,
                  SERIES I     S&P 500 Index
-----------------------------------------------
     06/15/00       10,000         10,000
     06/30/00        9,980          9,895
                    10,020          9,799
     12/31/00        9,849          9,032
                     9,639          7,961
                     9,733          8,426
                     9,904          7,189
     12/31/01        9,963          7,958


                                                        AETNA GET FUND, SERIES J
                                                               GROWTH OF $10,000

-----------------------------------------------
                  AETNA GET
                    FUND,
                  SERIES J     S&P 500 Index
-----------------------------------------------
     09/14/00       10,000      10,000
     09/30/00        9,813       9,677
     12/31/00        9,677       8,919
                     9,498       7,861
                     9,555       8,321
                     9,753       7,100
     12/31/01        9,803       7,859


                                                      See Definition of Terms. 3

                                                        AETNA GET FUND, SERIES K
                                                               GROWTH OF $10,000

-----------------------------------------------
                  AETNA GET
                    FUND,
                  SERIES K     S&P 500 Index
-----------------------------------------------
     12/14/00      10,000        10,000
     12/31/00       9,910         9,712
                    9,575         8,560
                    9,644         9,061
                    9,772         7,731
     12/31/01       9,832         8,557


                                                        AETNA GET FUND, SERIES L
                                                               GROWTH OF $10,000

-----------------------------------------------
                  AETNA GET
                    FUND,
                  SERIES L     S&P 500 Index
-----------------------------------------------
     03/15/01        10,000        10,000
     03/31/01         9,960         9,948
     06/30/01        10,108        10,530
     09/30/01         9,811         8,984
     12/31/01         9,986         9,997


4  See Definition of Terms.

                                                        AETNA GET FUND, SERIES M
                                                               GROWTH OF $10,000

-----------------------------------------------
                  AETNA GET
                    FUND,
                  SERIES M     S&P 500 Index
-----------------------------------------------
     06/14/01         10,000     10,000
     06/30/01          9,862      9,864
     09/30/01          9,693      8,416
     12/31/01          9,876      9,482


                          Average Annual Total Returns
                      for the year ended December 31, 2001*

----------------------------------------------------
            INCEPTION DATE     1 YEAR     INCEPTION
----------------------------------------------------
GET D         01/16/99          2.00%       2.06%
----------------------------------------------------
GET E         09/15/99          0.80%       1.42%
----------------------------------------------------
GET G         12/15/99          1.41%       0.60%
----------------------------------------------------
GET H         03/15/00          0.68%       0.88%
----------------------------------------------------
GET I         06/15/00          1.17%      -0.24%
----------------------------------------------------
GET J         09/14/00          1.31%      -1.53%
----------------------------------------------------
GET K         12/14/00         -0.79%      -1.61%
----------------------------------------------------
GET L         03/15/01            --       -0.14%
----------------------------------------------------
GET M         06/14/01            --       -1.24%
----------------------------------------------------
GET N         09/18/01            --        2.82%
----------------------------------------------------
GET P         12/13/01            --        0.26%
----------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Inception date is the date at the begining of the guarantee period.

                                                      See Definition of Terms. 5

            AETNA GET FUND, SERIES D, E, G, H, I, J, K, L, M, N AND P

HOW DID THE SERIES PERFORM DURING THE PERIOD?

The performance listed below for the Aetna GET Fund, Series D, E, G, H, I, J, K, L, M, N and P (GET D, GET E, GET G, GET H, GET I, GET J, GET K, GET L, GET M, GET N and GET P) and their respective benchmarks is for the year or period ended December 31, 2001:

                          SERIES                                  BENCHMARK INDEX
AETNA GET FUND            RETURN    BENCHMARK INDEX                    RETURN
GET D                      2.00%    S&P 500 Index                     -11.88%
GET E                      0.80%    S&P 500 Index                     -11.88%
GET G                      1.41%    S&P 500 Index                     -11.88%
GET H                      0.68%    S&P 500 Index                     -11.88%
GET I                      1.17%    S&P 500 Index                     -11.88%
GET J                      1.31%    S&P 500 Index                     -11.88%
GET K                     -0.79%    S&P 500 Index                     -11.88%
GET L*                    -0.14%    S&P 500 Index*                     -0.55%
GET M**                   -1.24%    S&P 500 Index**                    -6.84%
GET N***                   2.82%    S&P 500 Index***                   11.00%
GET P ****                 0.26%    S&P 500 Index****                   1.03%

* Performance is from 3/15/01 to 12/31/01.
** Performance is from 6/14/01 to 12/31/01.
*** Performance is from 9/18/01 to 12/31/01.
**** Performance is from 12/13/01 to 12/31/01.


WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE SERIES?

The year 2001 may be remembered as the year that ended the longest expansion in U.S. history, the burst of the technology bubble, and a year in which both the equity and bond markets indeed responded to the Federal Reserve (Fed) tightening bias, which began in June of 1999 and ended late in 2001. But these events are unworthy of the term "bad news" when put in the context of the September 11th terrorist attacks on America. This event we will never forget.

Over the course of the year, the Fed eased interest rates 11 times, cutting the Fed Funds rate from 6.5% to 1.75%, a 40 year low. The Federal government also did their part to stimulate the economy by reducing taxes and by appropriating monies to support the relief efforts in New York and Washington D.C., to combat terrorism, and to increase defense spending. Gross Domestic Product (GDP) fell 1.3% in the third quarter and is expected to be comparably weak in the fourth quarter, while inflation remained in check. Industrial production declined to levels not seen since pre World War II. Corporate profits fell to abysmal levels, plunging over 30% by year-end (as measured by Standard & Poor's (S&P) 500 Index(a) operating earnings per share). Corporate capital spending was slashed and the economy lost over one million jobs causing unemployment to rise from 4.0% at the beginning of the year to 5.8% at year-end, as corporate profits were squeezed. On the bright side, consumers continued to spend, buy houses and refinance their mortgages, all of which helped to prop up the economy during a difficult year.

As a result of what was going on in the economic environment, domestic equity market returns resembled the path of a monster roller coaster. Creating euphoria on the way up and a true sense of terror on the way down:

For the FIRST QUARTER of 2001, the stock market produced truly bearish results. The Dow Jones Industrials (Dow)(d) lost

6  See Definition of Terms.

8.03% while the broader S&P 500 Index gave up 11.86%. The NASDAQ Composite Index (NASDAQ)(e), dominated by its Technology weighting, lost 25.51% to finish the quarter down 63% from its high in 2000. Value stocks continued to outpace growth stocks by 8.9% as measured by the S&P 500/Barra Indices(c). Virtually all the stock sectors, except REITs (which returned a modest 0.39%), produced negative returns over the period. In contrast to equities, bonds (as measured by the Lehman Brothers Aggregate Bond Index (LBAB)(b)) produced a positive return of 3.03%.

Over the SECOND QUARTER, domestic equity markets were able to rally in response to the Fed's inter-meeting rate cut of 25 basis points in April. The S&P 500 Index, the Dow and NASDAQ gained 5.85%, 6.75%, and 17.44%, respectively, while the LBAB gained a modest 0.56%. Growth stocks outpaced value stocks by a positive 3.4%, reversing the prior twelve-month trend. The best performing sectors for large-cap stocks (as measured by the S&P 500 Index) were Technology and Capital Goods and the worst performing sectors were Utilities and Communication Services.

The THIRD QUARTER produced the worst quarterly returns to U.S. equities since the crash of 1987, and was exacerbated by the horrific attacks on the World Trade Center and the Pentagon on September 11th. Even before September 11th, the stock market looked like it was ready to retest its March-April lows. From the beginning of the quarter through September 10th, the S&P 500 Index, the Dow, and NASDAQ were all in negative territory, posting losses of 10.5%, 8.2% and 21.5%, respectively. The immediate impact of the September 11th attacks was dramatic on the financial world. The stock market closed for 4 days while the Fed acted swiftly to infuse $70 billion into the liquidity system to insure that trades could be settled and that other issues could be tackled. They also cut the Fed Funds rate by 50 basis points before the stock market reopened on September 17th. Miraculously, the NYSE opened on that Monday ready to do business, showing the world that the U.S. financial system had weathered this enormous atrocity relatively well. In the first week following the attack, the equity market plunged more steeply than at any time since the 1930's. The S&P 500 Index, the Dow and NASDAQ fell 11.6%, 14.3% and 16.1%, respectively. During the second week, these indices rebounded to recoup some of the losses realized during the first week. By the end of the quarter, the S&P 500 Index, the Dow and NASDAQ were down 14.68%, 15.37% and 30.65%, respectively, while the LBAB was up 4.61%. Surprisingly, in a quarter with such negative absolute returns, growth stocks outpaced value stocks.

FOURTH QUARTER results continued to exhibit the year's yo-yo pattern for quarterly returns. The stock market rebounded dramatically, driven by strength in Technology. The S&P 500 Index, the Dow and NASDAQ were all up for the period by 10.69%, 13.84% and 30.13%, respectively, while the LBAB posted a modest 0.05% return. Growth stocks once again overtook value stocks by 5.1%. This fourth quarter rebound was not adequate enough however to reverse the year's downward trend. For the year, stocks ended down and bonds were up. Final returns were -11.88%, -5.44% and -21.05% for the S&P 500 Index, the Dow and NASDAQ, respectively, with the LBAB up 8.44%.

For the year, sector performance was led by Consumer Cyclicals and Utilities, the best performing sector of 2000 proved to be the worst performing sector of 2001. Value stocks edged past growth stocks by 1% keeping the advantage they gained in the first quarter of the year.

WHICH INVESTMENTS INFLUENCED THE SERIES' PERFORMANCE?

For the year ending December 31, 2001, the Series allocation to equities were dramatically reduced as our asset allocation model favored fixed income securities during a period of declining equity market performance. Asset allocation decisions were the primary reason why the Series outperformed the S&P 500 Index, while underperforming the LBAB over this time period.

Each Series' performance is driven by three factors: the asset allocation process, the underlying fixed income Series, which is invested primarily in U.S. Treasury and Agency securities, and the underlying equity Series, which is invested in our quantitative enhanced S&P 500 Index strategy.

The asset allocation process is designed to participate in upwardly moving equity markets and on the downside it is designed to focus on loss protection. The asset allocation model does not predict future moves in markets, so in general each Series buys equities (and sells fixed income securities) as the equity market is rising while selling out of equity securities (and buying fixed income securities) as the equity market is declining. As a result of the asset allocation process, in
                                                      See Definition of Terms. 7

2001, the Series had a decreasing allocation to equities until late in September when the equity market started to improve. Since that time, allocations to equities have increased in the Series. Asset allocation moves into and out of equity and fixed income securities do impact performance especially in rapidly moving markets or very volatile markets since reallocations generate transaction costs such as brokerage commissions. To moderate such costs, reallocations are made only when the fixed income and equity values have deviated by more than certain minimal amounts since the last reallocation.

Each Series' underlying equity strategy slightly lagged the S&P 500 Index for the year. Underperformance occurred primarily in January, April and October/November of this year when surges of optimism caused investors to favor stocks with poor earnings momentum, negative price momentum, negative outlooks by equity analysts and inconsistent earnings growth. Consequently, the quantitative model used to manage the Series, which underweights stocks with negative earnings growth, inconsistent earnings, negative analyst outlooks, and poor price momentum, did not perform well in those periods. Investor behavior was atypical this year as investors dwelled on trying to forecast the onset of economic recovery rather than focus on the merits of individual stocks. Poor sector selection by our quantitative model was partially offset by good security selection by the quantitative model we use to manage the Series. Security selection was effective particularly within the Telecommunication sectors where underweights in Qwest and Global Crossing added to the Series' relative performance. This was partially offset by ineffective security selection within the Consumer Discretionary sector where underweights in AOL and Wal-Mart detracted from the Series' performance relative to the S&P 500 Index. Over the last three months, our quantitative research, which focuses on growth reliability, earnings momentum, estimate revisions, price/cash flow and price momentum, pointed the Series toward greater weightings in the Financials, Technology and Consumer Discretionary sectors, and towards lower weightings in Energy and Health Care. Currently, our largest overweight is in the Financials sector and our largest underweight is in the Health Care sector.

The underlying fixed income Series outperformed the LBAB mainly due to the outperformance of U.S. Treasuries and Agencies as compared to other sectors within the LBAB over the period.

For GET D, GET E, GET G, GET H, GET I, GET J and GET K, on an allocation basis, the equity component underperformed the S&P 500 Index and the fixed income component outperformed Lehman Brothers Aggregate Bond Index as follows:

                                                                                ASSET ALLOCATION
AETNA         EQUITY        ASSET ALLOCATION       AETNA      FIXED INCOME      LEHMAN BROTHERS
GET      ASSET ALLOCATION       S&P 500            GET      ASSET ALLOCATION     AGGREGATE BOND
FUND       SERIES RETURN      INDEX RETURN         FUND       SERIES RETURN       INDEX RETURN
GET D         -12.80%           -11.88%            GET D          8.56%              8.44%
GET E         -13.89%           -11.88%            GET E          9.46%              8.44%
GET G         -12.35%           -11.88%            GET G          9.16%              8.44%
GET H         -12.86%           -11.88%            GET H          9.21%              8.44%
GET I         -12.45%           -11.88%            GET I          9.08%              8.44%
GET J         -12.59%           -11.88%            GET J          9.23%              8.44%
GET K         -13.04%           -11.88%            GET K          9.25%              8.44%


GET L:
The guarantee period for the Series began on March 15, 2001. Asset allocation decisions were the primary reason why the Series outperformed the S&P 500 Index while underperforming the LBAB over this time period.

The Series' equity strategy outperformed the S&P 500 Index over the period driven primarily by positive stock selection in the Communication Service, Technology and Health Care sectors. It was offset partially by adverse stock selection in the Consumer Discretionary sector. Stocks that added to performance included: Qwest and Global Crossing. Stocks that negatively impacted performance included AOL and Wal-Mart. Our quantitative research, which focuses on growth reliability, earnings momentum, estimate revisions, price/cash flow and price momentum, pointed the Series towards greater weight-

8  See Definition of Terms.

ings in the Financials, Technology and Consumer Discretionary sectors, and towards lower weightings in Energy and Health Care over the last three months. Currently, our largest overweight is in the Financials sector and our largest underweight is in the Health Care sector.

The fixed income securities within the Series outperformed the LBAB mainly due to the outperformance of U.S. Treasuries and Agencies as compared to other sectors within the LBAB.

GET M:
The guarantee period for the Series began on June 14, 2001. Asset allocation decisions were the primary reason why the Series outperformed the S&P 500 Index and underperformed the LBAB over this time period.

The Series' equity strategy modestly outperformed the S&P 500 Index over the period driven primarily by positive stock selection in the Communication Service, Technology and Health Care sectors. It was offset partially by adverse stock selection in the Consumer Discretionary sectors. Stocks that added to performance included: Qwest and Global Crossing. Stocks that negatively impacted performance included AOL and Wal-Mart. Our quantitative research, which focuses on growth reliability, earnings momentum, estimate revisions, price/cash flow and price momentum, pointed the Series towards greater weightings in the Financials, Technology and Consumer Discretionary sectors, and, towards lower weightings in Energy and Health Care over the last three months. Currently, our largest overweight is in the Financials sector and our largest underweight is in the Health Care sector.

The fixed income securities within the Series outperformed the LBAB mainly due to the outperformance of U.S. Treasuries and Agencies as compared to other sectors within the LBAB over this time period.

GET N:
The guarantee period for the Series began on September 18, 2001. The Series' equity strategy lagged the S&P 500 Index since inception. Underperformance occurred primarily in October and November of this year when surges of optimism caused investors to favor stocks with poor earnings momentum, negative price momentum, negative outlooks by equity analysts and inconsistent earnings growth. Consequently the quantitative model used to manage the Series, which underweights stocks with negative earnings growth, inconsistent earnings, negative analyst outlooks, and poor price momentum, did not perform well in those periods.

Investor behavior was atypical this year as investors dwelled on trying to forecast the onset of economic recovery rather than focus on the merits of individual stocks. Poor sector selection by our quantitative model was partially offset by good security selection by the quantitative model we use to manage the Series. Negative selection in the Financial and Technology sectors was partially offset by positive selection in the Capital Goods and Consumer Service sectors. Stocks that added to performance included: Qwest and Global Crossing. Stocks that detracted from performance included: Fannie Mae and Intel Corp. Over the last three months, our quantitative research, which focuses on growth reliability, earnings momentum, estimate revisions, price/cash flow and price momentum, pointed the Series towards greater weightings in the Financials, Technology and Consumer Discretionary sectors, and towards lower weightings in Energy and Health Care. Currently, our largest overweight is in the Financials sector and our largest underweight is in the Health Care sector.

The fixed income securities within the Series underperformed the LBAB mainly due to the underperformance of U.S. Treasuries and Agencies as compared to other sectors within the LBAB over the period.

GET P:
Since the beginning of the Guarantee Period (December 13, 2001) GET P has underperformed its benchmark, S&P 500 Index, by 0.77% primarily due to the Series' overweighting allocation in fixed income securities.

WHAT IS YOUR OUTLOOK GOING FORWARD?

As the U.S. regains economic momentum in 2002, we expect a resumption of both positive equity market returns, and, a resumption of investors' usual focus on which individual companies are likely to produce above average returns. There are early signs that the U.S. economy has begun to emerge from its recession. In particular, the Manufacturing sector has seen


                                                      See Definition of Terms. 9
a positive rebound in new orders and weekly jobless claims have begun to stabilize. With less focus on the timing of a recovery and the actions of the Fed, we believe the market will again renew its normal preoccupation with individual companies that are exhibiting superior combinations of business momentum, market focus, and valuation. These are attributes our quantitative model is designed to measure on a bottom-up basis.


GET D:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.3%        2.6%      (0.3)%
Capital Goods                       8.7%        8.8%      (0.1)%
Communication Services              4.4%        5.5%      (1.1)%
Consumer Cyclicals                 11.4%        9.7%       1.7 %
Consumer Staples                   12.3%       12.4%      (0.1)%
Energy                              5.6%        6.2%      (0.6)%
Financials                         20.7%       17.6%       3.1 %
Health Care                        11.4%       13.5%      (2.1)%
Technology                         19.5%       19.8%      (0.3)%
Transportation                      0.7%        0.8%      (0.1)%
Utilities                           3.0%        3.1%      (0.1)%

                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                0.5%
Microsoft Corp.                     0.5%
Exxon Mobil Corp.                   0.4%
Citigroup Inc.                      0.4%
Wal-Mart, Inc.                      0.4%

                                   % OF      NOTIONAL
                                NET ASSETS    VALUE*              ECONOMIC EXPOSURE*
ASSET CLASS ALLOCATION:          12/31/01   OF FUTURES        12/31/01          12/31/00
Large Cap Stocks                   13.5%        0.8%            14.3%             28.1%
Mid Cap Stocks                      0.4%         --              0.4%              0.2%
Small Cap Stocks                    0.1%         --              0.1%               --
International Stocks                0.2%         --              0.2%              0.9%
Fixed Income                       84.3%         --             84.3%             70.2%
Cash Equivalents                    1.5%       (0.8)%            0.7%              0.6%
                                ------------------------------------------------------------
                                  100.0%         --            100.0%            100.0%
                                ============================================================

10 See Definition of Terms.

GET E:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.3%        2.6%       (0.3)%
Capital Goods                       8.6%        8.8%       (0.2)%
Communication Services              4.4%        5.5%       (1.1)%
Consumer Cyclicals                 11.6%        9.7%        1.9 %
Consumer Staples                   12.1%       12.4%       (0.3)%
Energy                              5.6%        6.2%       (0.6)%
Financials                         20.9%       17.6%        3.3 %
Health Care                        11.4%       13.5%       (2.1)%
Technology                         19.3%       19.8%       (0.5)%
Transportation                      0.7%        0.8%       (0.1)%
Utilities                           3.1%        3.1%         --


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                0.4%
Microsoft Corp.                     0.4%
Exxon Mobil Corp.                   0.3%
Citigroup Inc.                      0.3%
Wal-Mart, Inc.                      0.3%


                                   % OF      NOTIONAL
                                NET ASSETS    VALUE*              ECONOMIC EXPOSURE*
ASSET CLASS ALLOCATION:          12/31/01   OF FUTURES        12/31/01          12/31/00
Large Cap Stocks                   10.0%        0.6%            10.6%             36.8%
Mid Cap Stocks                      0.3%         --              0.3%              0.5%
Small Cap Stocks                    0.1%         --              0.1%              0.1%
International Stocks                0.1%         --              0.1%              1.0%
Fixed Income                       88.8%         --             88.8%             61.5%
Cash Equivalents                    0.7%       (0.6)%            0.1%              0.1%
                                ------------------------------------------------------------
                                  100.0%         --            100.0%            100.0%
                                ============================================================

                                                     See Definition of Terms. 11

GET G:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.3%        2.6%      (0.3)%
Capital Goods                       8.7%        8.8%      (0.1)%
Communication Services              4.4%        5.5%      (1.1)%
Consumer Cyclicals                 11.5%        9.7%       1.8 %
Consumer Staples                   12.3%       12.4%      (0.1)%
Energy                              5.5%        6.2%      (0.7)%
Financials                         20.8%       17.6%       3.2 %
Health Care                        11.5%       13.5%      (2.0)%
Technology                         19.4%       19.8%      (0.4)%
Transportation                      0.7%        0.8%      (0.1)%
Utilities                           2.9%        3.1%      (0.2)%


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                0.5%
Microsoft Corp.                     0.4%
Exxon Mobil Corp.                   0.3%
Citigroup Inc.                      0.3%
Wal-Mart, Inc.                      0.3%



                                      ECONOMIC EXPOSURE*
ASSET CLASS ALLOCATION:           12/31/01          12/31/00
Large Cap Stocks                    11.7%             29.4%
Mid Cap Stocks                       0.3%              0.4%
Small Cap Stocks                     0.1%              0.1%
International Stocks                 0.1%              0.9%
Fixed Income                        87.7%             69.1%
Cash Equivalents                     0.1%              0.1%
                                -------------------------------
                                   100.0%            100.0%
                                ===============================

12 See Definition of Terms.

GET H:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.3%        2.6%       (0.3)%
Capital Goods                       8.7%        8.8%       (0.1)%
Communication Services              4.4%        5.5%       (1.1)%
Consumer Cyclicals                 11.4%        9.7%        1.7 %
Consumer Staples                   12.3%       12.4%       (0.1)%
Energy                              5.6%        6.2%       (0.6)%
Financials                         20.8%       17.6%        3.2 %
Health Care                        11.4%       13.5%       (2.1)%
Technology                         19.4%       19.8%       (0.4)%
Transportation                      0.7%        0.8%       (0.1)%
Utilities                           3.0%        3.1%       (0.1)%


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                0.7%
Microsoft Corp.                     0.6%
Exxon Mobil Corp.                   0.4%
Citigroup Inc.                      0.4%
Wal-Mart, Inc.                      0.4%



                                      ECONOMIC EXPOSURE*
ASSET CLASS ALLOCATION:           12/31/01          12/31/00
Large Cap Stocks                   16.5%             35.1%
Mid Cap Stocks                      0.5%              0.4%
Small Cap Stocks                    0.1%              0.1%
International Stocks                0.2%              1.0%
Fixed Income                       82.5%             63.3%
Cash Equivalents                    0.2%              0.1%
                                ------------------------------
                                  100.0%            100.0%
                                ==============================

                                                     See Definition of Terms. 13

GET I:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.5%        2.6%       (0.1)%
Capital Goods                       8.6%        8.8%       (0.2)%
Communication Services              4.4%        5.5%       (1.1)%
Consumer Cyclicals                 11.7%        9.7%        2.0 %
Consumer Staples                   12.0%       12.4%       (0.4)%
Energy                              5.7%        6.2%       (0.5)%
Financials                         20.8%       17.6%        3.2 %
Health Care                        11.5%       13.5%       (2.0)%
Technology                         19.0%       19.8%       (0.8)%
Transportation                      0.7%        0.8%       (0.1)%
Utilities                           3.1%        3.1%         --


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                0.4%
Microsoft Corp.                     0.3%
Exxon Mobil Corp.                   0.3%
Citigroup Inc.                      0.2%
Wal-Mart, Inc.                      0.2%



                                      ECONOMIC EXPOSURE*
ASSET CLASS ALLOCATION:           12/31/01          12/31/00
Large Cap Stocks                    9.6%             33.6%
Mid Cap Stocks                      0.3%              0.4%
Small Cap Stocks                    0.1%              0.1%
International Stocks                0.1%              0.9%
Fixed Income                       89.9%             64.8%
Cash Equivalents                     --               0.2%
                                -----------------------------
                                  100.0%            100.0%
                                =============================

14 See Definition of Terms.

GET J:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.3%        2.6%       (0.3)%
Capital Goods                       8.6%        8.8%       (0.2)%
Communication Services              4.4%        5.5%       (1.1)%
Consumer Cyclicals                 11.3%        9.7%        1.6 %
Consumer Staples                   12.2%       12.4%       (0.2)%
Energy                              5.6%        6.2%       (0.6)%
Financials                         20.8%       17.6%        3.2 %
Health Care                        11.4%       13.5%       (2.1)%
Technology                         19.6%       19.8%       (0.2)%
Transportation                      0.8%        0.8%         --
Utilities                           3.0%        3.1%       (0.1)%


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                0.6%
Microsoft Corp.                     0.5%
Exxon Mobil Corp.                   0.4%
Citigroup Inc.                      0.4%
Wal-Mart, Inc.                      0.4%



                                      ECONOMIC EXPOSURE*
ASSET CLASS ALLOCATION:           12/31/01          12/31/00
Large Cap Stocks                    14.3%             33.1%
Mid Cap Stocks                       0.4%              0.4%
Small Cap Stocks                     0.1%              0.1%
International Stocks                 0.2%              0.9%
Fixed Income                        84.8%             65.2%
Cash Equivalents                     0.2%              0.3%
                                ------------------------------
                                   100.0%            100.0%
                                ==============================

                                                     See Definition of Terms. 15

GET K:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.3%        2.6%       (0.3)%
Capital Goods                       8.7%        8.8%       (0.1)%
Communication Services              4.4%        5.5%       (1.1)%
Consumer Cyclicals                 11.5%        9.7%        1.8 %
Consumer Staples                   12.2%       12.4%       (0.2)%
Energy                              5.6%        6.2%       (0.6)%
Financials                         20.8%       17.6%        3.2 %
Health Care                        11.5%       13.5%       (2.0)%
Technology                         19.3%       19.8%       (0.5)%
Transportation                      0.7%        0.8%       (0.1)%
Utilities                           3.0%        3.1%       (0.1)%


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                0.7%
Microsoft Corp.                     0.6%
Exxon Mobil Corp.                   0.4%
Citigroup Inc.                      0.4%
Wal-Mart, Inc.                      0.4%



                                      ECONOMIC EXPOSURE*
ASSET CLASS ALLOCATION:           12/31/01          12/31/00
Large Cap Stocks                    16.4%             39.7%
Mid Cap Stocks                       0.5%              0.4%
Small Cap Stocks                     0.1%              0.1%
International Stocks                 0.2%              1.2%
Fixed Income                        82.6%             58.3%
Cash Equivalents                     0.2%              0.3%
                                ------------------------------
                                   100.0%            100.0%
                                ==============================

16 See Definition of Terms.

GET L:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.2%        2.6%       (0.4)%
Capital Goods                       8.6%        8.8%       (0.2)%
Communication Services              4.4%        5.5%       (1.1)%
Consumer Cyclicals                 11.2%        9.7%        1.5 %
Consumer Staples                   12.2%       12.4%       (0.2)%
Energy                              5.6%        6.2%       (0.6)%
Financials                         20.9%       17.6%        3.3 %
Health Care                        11.5%       13.5%       (2.0)%
Technology                         19.7%       19.8%       (0.1)%
Transportation                      0.7%        0.8%       (0.1)%
Utilities                           3.0%        3.1%       (0.1)%


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                1.3%
Microsoft Corp.                     1.2%
Exxon Mobil Corp.                   0.9%
Pfizer Inc.                         0.9%
Citigroup Inc.                      0.9%



                                   % OF      NOTIONAL    ECONOMIC
                                NET ASSETS    VALUE*     EXPOSURE*
ASSET CLASS ALLOCATION:          12/31/01   OF FUTURES   12/31/01
Large Cap Stocks                   33.2%        1.8%       35.0%
Mid Cap Stocks                      0.9%         --         0.9%
Small Cap Stocks                    0.2%         --         0.2%
International Stocks                0.5%         --         0.5%
Real Estate Stocks                  0.1%         --         0.1%
Fixed Income                       62.8%         --        62.8%
Cash Equivalents                    2.3%       (1.8)%       0.5%
                                ----------------------------------
                                  100.0%         --       100.0%
                                ==================================

                                                     See Definition of Terms. 17

GET M:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.3%        2.6%       (0.3)%
Capital Goods                       8.6%        8.8%       (0.2)%
Communication Services              4.5%        5.5%       (1.0)%
Consumer Cyclicals                 11.2%        9.7%        1.5 %
Consumer Staples                   12.3%       12.4%       (0.1)%
Energy                              5.6%        6.2%       (0.6)%
Financials                         20.8%       17.6%        3.2 %
Health Care                        11.5%       13.5%       (2.0)%
Technology                         19.4%       19.8%       (0.4)%
Transportation                      0.7%        0.8%       (0.1)%
Utilities                           3.1%        3.1%         --


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                1.1%
Microsoft Corp.                     1.0%
Exxon Mobil Corp.                   0.7%
Pfizer Inc.                         0.7%
Citigroup Inc.                      0.7%



                                   % OF      NOTIONAL    ECONOMIC
                                NET ASSETS    VALUE*     EXPOSURE*
ASSET CLASS ALLOCATION:          12/31/01   OF FUTURES   12/31/01
Large Cap Stocks                   27.3%        0.9%       28.2%
Mid Cap Stocks                      0.8%         --         0.8%
Small Cap Stocks                    0.1%         --         0.1%
International Stocks                0.4%         --         0.4%
Real Estate Stocks                  0.1%         --         0.1%
Fixed Income                       69.9%         --        69.9%
Cash Equivalents                    1.4%       (0.9)%       0.5%
                                ---------------------------------
                                  100.0%         --       100.0%
                                =================================

18 See Definition of Terms.

GET N:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.2%        2.6%       (0.4)%
Capital Goods                       8.7%        8.8%       (0.1)%
Communication Services              4.4%        5.5%       (1.1)%
Consumer Cyclicals                 11.3%        9.7%        1.6 %
Consumer Staples                   12.2%       12.4%       (0.2)%
Energy                              5.6%        6.2%       (0.6)%
Financials                         20.7%       17.6%        3.1 %
Health Care                        11.6%       13.5%       (1.9)%
Technology                         19.5%       19.8%       (0.3)%
Transportation                      0.7%        0.8%       (0.1)%
Utilities                           3.1%        3.1%         --


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                1.7%
Microsoft Corp.                     1.5%
Pfizer Inc.                         1.1%
Exxon Mobil Corp.                   1.1%
Citigroup Inc.                      1.1%



                                   % OF      NOTIONAL    ECONOMIC
                                NET ASSETS    VALUE*     EXPOSURE*
ASSET CLASS ALLOCATION:          12/31/01   OF FUTURES   12/31/01
Large Cap Stocks                   41.4%        2.3%       43.7%
Mid Cap Stocks                      1.2%         --         1.2%
Small Cap Stocks                    0.2%         --         0.2%
International Stocks                0.6%         --         0.6%
Real Estate Stocks                  0.1%         --         0.1%
Fixed Income                       53.5%         --        53.5%
Cash Equivalents                    3.0%       (2.3)%       0.7%
                                ---------------------------------
                                  100.0%         --       100.0%
                                =================================

                                                     See Definition of Terms. 19

GET P:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.2%        2.6%       (0.4)%
Capital Goods                       8.6%        8.8%       (0.2)%
Communication Services              4.5%        5.5%       (1.0)%
Consumer Cyclicals                 11.2%        9.7%        1.5 %
Consumer Staples                   12.3%       12.4%       (0.1)%
Energy                              5.6%        6.2%       (0.6)%
Financials                         20.7%       17.6%        3.1 %
Health Care                        11.8%       13.5%       (1.7)%
Technology                         19.5%       19.8%       (0.3)%
Transportation                      0.7%        0.8%       (0.1)%
Utilities                           2.9%        3.1%       (0.2)%


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                1.6%
Microsoft Corp.                     1.4%
Exxon Mobil Corp.                   1.1%
Citigroup Inc.                      1.0%
Wal-Mart, Inc.                      1.0%



                                 ECONOMIC
                                 EXPOSURE*
ASSET CLASS ALLOCATION:          12/31/01
Large Cap Stocks                   39.1%
Mid Cap Stocks                      1.1%
Small Cap Stocks                    0.2%
International Stocks                0.5%
Real Estate Stocks                  0.1%
Fixed Income                       58.1%
Cash Equivalents                    0.9%
                                ---------
                                  100.0%
                                =========

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions, if any. Economic exposure reflects the Series' exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.

The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.


20 See Definition of Terms.

                            AETNA GET FUND, SERIES Q

Aetna GET Fund, Series Q (GET Q) will be offered from December 13, 2001 through March 14, 2002 as a funding option under certain variable annuity contracts issued by Aetna Life Insurance and Annuity Company. GET Q assets will be invested entirely in short term instruments prior to March 14, 2002. After that date, GET Q will allocate its investments between equities and fixed income securities in proportions that are intended to help GET Q attain its investment objective.

                                                     See Definition of Terms. 21

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(c) S&P 500/Barra Indices is the Standard & Poor's 500 Barra (Growth and Value) Indicies. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.

(d) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

(e) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.


The unmanaged indices described above are not available for individual direct investment.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES D

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
COMMON STOCKS (14.2%)
AEROSPACE/DEFENSE (0.1%)
Boeing Co. ...........................          5,280       $    204,758
General Dynamics Corp. ...............          1,340            106,718
Goodrich Co. .........................            700             18,634
Lockheed Martin Corp. ................          2,690            125,542
Northrop Grumman Corp. ...............            550             55,446
Rockwell Collins, Inc. ...............          1,700             33,150
                                                            --------------
                                                                 544,248
                                                            --------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ...........          4,051             58,132
                                                            --------------
AIR FREIGHT (0.0%)
FedEx Corp. + ........................          1,900             98,572
                                                            --------------
AIRLINES (0.0%)
Delta Air Lines, Inc. ................          1,300             38,038
Southwest Airlines Co. ...............          4,000             73,920
                                                            --------------
                                                                 111,958
                                                            --------------
ALUMINUM (0.0%)
Alcan Aluminum Ltd. ..................          2,000             71,860
Alcoa Inc. ...........................          2,938            104,446
                                                            --------------
                                                                 176,306
                                                            --------------
AUTO PARTS & EQUIPMENT (0.0%)
Cooper Tire & Rubber Co. .............            550              8,778
Delphi Automotive Systems Corp. ......          3,550             48,493
Genuine Parts Co. ....................          1,000             36,700
Goodyear Tire & Rubber Co. (The) .....          1,250             29,763
Snap-On, Inc. ........................            230              7,742
TRW, Inc. ............................          1,100             40,744
Visteon Corp. ........................          1,085             16,318
                                                            --------------
                                                                 188,538
                                                            --------------
AUTOMOBILES (0.1%)
Ford Motor Co. .......................         12,330            193,828
General Motors Corp. .................          3,550            172,530
                                                            --------------
                                                                 366,358
                                                            --------------
BANKS - MAJOR REGIONAL (0.7%)
AmSouth Bancorporation ...............          2,500             47,250
Bank of New York Co., Inc. ...........          5,000            204,000
Bank One Corp. .......................          7,250            283,112
BB&T Corp. ...........................          2,900            104,719
Comerica, Inc. .......................          1,040             59,592
Fifth Third Bancorp ..................          3,732            228,884
Fleet Boston Financial Corp. .........          6,515            237,797
Huntington Bancshares Inc. ...........          1,350             23,207
KeyCorp ..............................          2,700             65,718
Mellon Financial Corp. ...............          3,250            122,265
National City Corp. ..................          3,950            115,498
Northern Trust Corp. .................          1,350             81,297
PNC Financial Services Group .........          1,950            109,590
Regions Financial Corp. ..............          1,450             43,558
SouthTrust Corp. .....................          3,290             81,164
Suntrust Banks, Inc. .................          1,950            122,265

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
BANKS - MAJOR REGIONAL (CONTINUED)
Synovus Financial Corp. ..............          1,700       $     42,585
U.S. Bancorp .........................         12,550            262,671
Union Planters Corp. .................            850             38,361
Wells Fargo & Co. ....................         15,600            677,820
Zions Bancorporation .................            550             28,919
                                                            --------------
                                                               2,980,272
                                                            --------------
BANKS - MONEY CENTER (0.3%)
Bank of America Corp. ................         18,200          1,145,690
Wachovia Corp. .......................          8,400            263,424
                                                            --------------
                                                               1,409,114
                                                            --------------
BEVERAGES - ALCOHOLIC (0.1%)
Anheuser-Busch Co.'s, Inc. ...........          5,850            264,479
Brown-Forman Corp. ...................            400             25,040
Coors (Adolph) Co. ...................            250             13,350
                                                            --------------
                                                                 302,869
                                                            --------------
BEVERAGES - NON-ALCOHOLIC (0.3%)
Coca-Cola Co. ........................         15,550            733,182
Coca-Cola Enterprises Inc. ...........          2,450             46,403
Pepsi Bottling Group, Inc. ...........          1,800             42,300
PepsiCo, Inc. ........................         10,950            533,156
                                                            --------------
                                                               1,355,041
                                                            --------------
BIOTECHNOLOGY (0.2%)
Amgen, Inc. + ........................          6,550            369,682
Biogen, Inc. + .......................          1,300             74,555
Chiron Corp. + .......................          1,150             50,416
Genzyme Corp. + ......................          1,000             59,860
Immunex Corp. + ......................          5,050            139,935
MedImmune, Inc. + ....................          1,400             64,890
                                                            --------------
                                                                 759,338
                                                            --------------
BROADCASTING - TV, RADIO & CABLE (0.1%)
Clear Channel Communications, Inc. + .          2,050            104,365
Comcast Corp. - Class A Special + ....          5,900            212,400
Univision Communications, Inc. + .....            900             36,414
                                                            --------------
                                                                 353,179
                                                            --------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ..........................          3,000             73,500
                                                            --------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services Inc. + ........         16,307            234,332
Sprint Corp. (PCS Group) + ...........          3,400             82,994
                                                            --------------
                                                                 317,326
                                                            --------------
CHEMICALS (0.1%)
Air Products and Chemicals, Inc. .....          1,350             63,328
Dow Chemical Co. .....................          3,350            113,163
Du Pont (E.I.) de Nemours & Co. ......          6,350            269,938
Eastman Chemical Co. .................            500             19,510
Praxair, Inc. ........................            900             49,725
Rohm & Haas Co. ......................          1,450             50,214
                                                            --------------
                                                                 565,878
                                                            --------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. ......................            450             12,456

                                       See Notes to Portfolio of Investments. 23

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES D (CONTINUED)

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
CHEMICALS - DIVERSIFIED (CONTINUED)
PPG Industries Inc. ..................          1,000       $     51,720
                                                            --------------
                                                                  64,176
                                                            --------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. .........................            800             32,200
International Flavors & Fragrances,
 Inc..................................            920             27,333
                                                            --------------
                                                                  59,533
                                                            --------------
COMMUNICATIONS EQUIPMENT (0.1%)
Comverse Technology, Inc. + ..........          1,040             23,265
JDS Uniphase Corp. + .................          7,900             68,967
Lucent Technologies, Inc. ............         11,750             73,907
Motorola, Inc. .......................         14,650            220,043
Nortel Networks Corp. ................         12,300             92,250
Qualcomm Inc. + ......................          2,650            133,825
Scientific-Atlanta, Inc. .............            650             15,561
Tellabs, Inc. + ......................          1,750             26,180
                                                            --------------
                                                                 653,998
                                                            --------------
COMPUTERS - HARDWARE (0.6%)
Apple Computer, Inc. + ...............          1,400             30,660
Compaq Computer Corp. ................         10,050             98,088
Dell Computer Corp. + ................         30,150            819,477
Hewlett-Packard Co. ..................         13,000            267,020
International Business Machines Corp.          10,900          1,318,464
NCR Corp. + ..........................            650             23,959
Sun Microsystems, Inc. + .............         20,050            247,417
                                                            --------------
                                                               2,805,085
                                                            --------------
COMPUTERS - NETWORKING (0.3%)
Cisco Systems, Inc. + ................         67,400          1,220,614
Network Appliance, Inc. + ............          3,800             83,106
                                                            --------------
                                                               1,303,720
                                                            --------------
COMPUTERS - PERIPHERALS (0.1%)
EMC Corp. ............................         14,950            200,928
Lexmark International Group, Inc. + ..            600             35,400
                                                            --------------
                                                                 236,328
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (0.8%)
Autodesk, Inc. .......................            350             13,045
BMC Software, Inc. + .................          2,900             47,473
Citrix Systems, Inc. + ...............          1,000             22,660
Computer Associates International,
 Inc..................................          7,040            242,810
Compuware Corp. + ....................          3,750             44,212
Intuit Inc. + ........................          1,100             47,036
Mercury Interactive Corp. + ..........            400             13,592
Microsoft Corp. + ....................         33,700          2,233,299
Novell, Inc. + .......................          5,100             23,409
Oracle Corp. + .......................         34,850            481,278
PeopleSoft, Inc. + ...................          1,800             72,360
Siebel Systems, Inc. + ...............          2,800             78,344
Unisys Corp. + .......................          2,250             28,215
VERITAS Software Corp. + .............          2,450            109,809
Yahoo! Inc. + ........................          2,600             46,124
                                                            --------------
                                                               3,503,666
                                                            --------------

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. .................            650       $     31,161
                                                            --------------
CONSUMER FINANCE (0.1%)
Capital One Financial Corp. ..........          1,280             69,056
Household International, Inc. ........          4,420            256,095
MBNA Corp. ...........................          5,720            201,344
                                                            --------------
                                                                 526,495
                                                            --------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ...........................            260             18,382
                                                            --------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. ......................            420             20,656
Pactiv Corp. + .......................          1,240             22,010
Temple-Inland Inc. ...................            350             19,855
                                                            --------------
                                                                  62,521
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (0.1%)
AmerisourceBergen Corp. ..............            350             22,242
Cardinal Health, Inc. ................          1,600            103,456
McKesson HBOC, Inc. ..................          1,950             72,930
Supervalu, Inc. ......................          1,330             29,420
Sysco Corp. ..........................          4,000            104,880
                                                            --------------
                                                                 332,928
                                                            --------------
ELECTRIC COMPANIES (0.4%)
Allegheny Energy, Inc. ...............          1,050             38,031
Ameren Corp. .........................          1,300             54,990
American Electric Power Co., Inc. ....          1,790             77,919
Cinergy Corp. ........................          1,400             46,802
CMS Energy Corp. .....................            750             18,023
Consolidated Edison, Inc. ............          1,650             66,594
Constellation Energy Group ...........          1,610             42,745
Dominion Resources, Inc. .............          1,671            100,427
DTE Energy Co. .......................          1,400             58,716
Duke Energy Corp. ....................          5,000            196,300
Entergy Corp. ........................          1,360             53,190
Exelon Corp. .........................          1,960             93,845
FirstEnergy Corp. ....................          2,750             96,195
FPL Group, Inc. ......................          1,060             59,784
Mirant Corp. + .......................          3,639             58,297
PG&E Corp. + .........................          1,250             24,050
Pinnacle West Capital Corp. ..........            700             29,295
PPL Corp. ............................          1,120             39,032
Progress Energy, Inc. ................          2,150             96,814
Public Service Enterprise Group, Inc.           1,090             45,987
Reliant Energy Inc. ..................          1,890             50,123
Southern Co. .........................          4,400            111,540
TECO Energy, Inc. ....................            900             23,616
TXU Corp. ............................          1,690             79,683
Xcel Energy, Inc. ....................          2,695             74,759
                                                            --------------
                                                               1,636,757
                                                            --------------
ELECTRICAL EQUIPMENT (0.6%)
Cooper Industries, Inc. ..............            700             24,444
Emerson Electric Co. .................          2,550            145,605
General Electric Co. .................         62,400          2,500,992

24 See Notes to Portfolio of Investments.

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
ELECTRICAL EQUIPMENT (CONTINUED)
Molex, Inc. ..........................          1,150       $     35,592
Sanmina - SCI Corp. + ................          3,250             64,675
Solectron Corp. + ....................          4,250             47,940
                                                            --------------
                                                               2,819,248
                                                            --------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ................            550             26,400
                                                            --------------
ELECTRONICS - DEFENSE (0.0%)
Raytheon Co. .........................          2,550             82,799
                                                            --------------
ELECTRONICS - INSTRUMENTS (0.0%)
Agilent Technologies, Inc. + .........          3,050             86,956
Tektronix, Inc. + ....................            650             16,757
                                                            --------------
                                                                 103,713
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (0.6%)
Advanced Micro Devices, Inc. + .......          1,400             22,204
Altera Corp. + .......................          2,450             51,989
Analog Devices, Inc. + ...............          2,450            108,755
Broadcom Corp. - Class A + ...........          1,750             71,523
Conexant Systems, Inc. + .............          1,550             22,258
Intel Corp. ..........................         42,000          1,320,900
Linear Technology Corp. ..............          3,750            146,400
LSI Logic Corp. + ....................          1,850             29,193
Maxim Integrated Products, Inc. + ....          3,750            196,912
Micron Technology, Inc. + ............          2,100             65,100
National Semiconductor Corp. + .......          1,750             53,883
NVIDIA Corp. + .......................            850             56,865
PMC Sierra Inc. + ....................          1,650             35,079
QLogic Corp. + .......................            600             26,706
Texas Instruments, Inc. ..............         11,150            312,200
Xilinx, Inc. + .......................          1,900             74,195
                                                            --------------
                                                               2,594,162
                                                            --------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ..........................            500             18,700
                                                            --------------
ENTERTAINMENT (0.4%)
AOL Time Warner Inc. + ...............         28,250            906,825
Viacom, Inc. - Class B + .............         11,518            508,520
Walt Disney Co. (The) ................         12,850            266,252
                                                            --------------
                                                               1,681,597
                                                            --------------
EQUIPMENT - SEMICONDUCTORS (0.0%)
KLA-Tencor Corp. + ...................            850             42,126
Teradyne, Inc. + .....................          1,300             39,182
                                                            --------------
                                                                  81,308
                                                            --------------
FINANCIAL - DIVERSIFIED (0.9%)
Ambac Financial Group, Inc. ..........            540             31,244
American Express Co. .................          8,750            312,288
Citigroup Inc. .......................         32,173          1,624,093
Fannie Mae ...........................         11,580            920,610
Freddie Mac ..........................          7,980            521,892
J.P. Morgan Chase & Co. ..............         12,340            448,559
Moody's Corp. ........................          1,650             65,769
State Street Corp. ...................          2,000            104,500

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
FINANCIAL - DIVERSIFIED (CONTINUED)
USA Education Inc. ...................          1,020       $     85,700
                                                            --------------
                                                               4,114,655
                                                            --------------
FOODS (0.2%)
Campbell Soup Co. ....................          2,850             85,129
ConAgra Foods, Inc. ..................          3,100             73,687
General Mills, Inc. ..................          2,550            132,625
Heinz (H.J.) Co. .....................          1,200             49,344
Hershey Foods Corp. ..................            800             54,160
Kellogg Co. ..........................          4,650            139,965
Sara Lee Corp. .......................          5,200            115,596
Unilever NV ..........................          3,700            213,157
Wrigley (Wm.) Jr. Co. ................            750             38,528
                                                            --------------
                                                                 902,191
                                                            --------------
FOOTWEAR (0.0%)
NIKE, Inc. - Class B .................          1,650             92,796
                                                            --------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + .......            700             25,907
International Game Technology + ......            500             34,150
                                                            --------------
                                                                  60,057
                                                            --------------
GOLD/PRECIOUS METALS MINING (0.0%)
Barrick Gold Corp. ...................          2,450             39,078
Newmont Mining Corp. .................          1,100             21,021
Placer Dome, Inc. ....................          1,840             20,074
                                                            --------------
                                                                  80,173
                                                            --------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. .................            500             18,865
Stanley Works (The) ..................            500             23,285
                                                            --------------
                                                                  42,150
                                                            --------------
HEALTH CARE - DIVERSIFIED (0.4%)
Abbott Laboratories ..................          9,950            554,712
Johnson & Johnson ....................         19,058          1,126,328
                                                            --------------
                                                               1,681,040
                                                            --------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + .........          1,370             57,718
                                                            --------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.7%)
Allergan, Inc. .......................            900             67,545
Eli Lilly & Co. ......................          7,200            565,488
Forest Laboratories, Inc. - Class A +           1,000             81,950
Merck & Co., Inc. ....................          7,800            458,640
Pfizer, Inc. .........................         39,600          1,578,060
Pharmacia Corp. ......................          8,224            350,754
                                                            --------------
                                                               3,102,437
                                                            --------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA Inc. .............................          3,200            123,328
Health Management Associates, Inc. + .          1,400             25,760
Tenet Healthcare Corp. + .............          2,220            130,358
                                                            --------------
                                                                 279,446
                                                            --------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ...................            500             11,855
                                                            --------------
HEALTH CARE - MANAGED CARE (0.1%)
CIGNA Corp. ..........................            910             84,311


                                       See Notes to Portfolio of Investments. 25

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES D (CONTINUED)

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
HEALTH CARE - MANAGED CARE (CONTINUED)
UnitedHealth Group Inc. ..............          3,870       $    273,880
Wellpoint Health Networks, Inc. + ....            410             47,909
                                                            --------------
                                                                 406,100
                                                            --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.2%)
Bard (C.R.) Inc. .....................            360             23,220
Bausch & Lomb, Inc. ..................            330             12,428
Baxter International, Inc. ...........          2,050            109,941
Becton, Dickinson & Co. ..............          1,550             51,383
Biomet, Inc. .........................          1,700             52,530
Boston Scientific Corp. + ............          2,200             53,064
Celera Genomics Group - Applera Corp.           1,450             56,942
Guidant Corp. + ......................          1,800             89,640
Medtronic, Inc. ......................          7,600            389,196
St. Jude Medical, Inc. + .............            550             42,708
Stryker Corp. ........................          1,150             67,125
Zimmer Holdings, Inc. + ..............          1,110             33,899
                                                            --------------
                                                                 982,076
                                                            --------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + ..................          2,550             37,791
Quintiles Transnational Corp. + ......          1,400             22,512
                                                            --------------
                                                                  60,303
                                                            --------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. ................          1,100             25,300
Maytag Corp. .........................            450             13,964
Whirlpool Corp. ......................            600             43,998
                                                            --------------
                                                                  83,262
                                                            --------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.4%)
Clorox Co. ...........................          2,630            104,017
Colgate-Palmolive Co. ................          3,650            210,787
Kimberly-Clark Corp. .................          3,550            212,290
Procter & Gamble Co. .................         15,500          1,226,515
                                                            --------------
                                                               1,753,609
                                                            --------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. .................          1,300             51,467
Newell Rubbermaid Inc. ...............          2,450             67,547
                                                            --------------
                                                                 119,014
                                                            --------------
INSURANCE - LIFE/HEALTH (0.2%)
AFLAC, Inc. ..........................          6,360            156,202
Jefferson-Pilot Corp. ................            950             43,956
John Hancock Financial Services, Inc.           3,700            152,810
Lincoln National Corp. ...............          1,150             55,855
MetLife, Inc. ........................          6,600            209,088
Torchmark Corp. ......................          1,000             39,330
UnumProvident Corp. ..................          1,780             47,188
                                                            --------------
                                                                 704,429
                                                            --------------
INSURANCE - MULTI-LINE (0.3%)
American International Group, Inc. ...         16,455          1,306,527
Hartford Financial Services Group,
 Inc..................................            880             55,290
Loews Corp. ..........................          1,170             64,795
                                                            --------------
                                                               1,426,612
                                                            --------------

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
INSURANCE - PROPERTY/CASUALTY (0.2%)
Allstate Corp. (The) .................          5,000       $    168,500
Chubb Corp. ..........................          1,070             73,830
Cincinnati Financial Corp. ...........          1,850             70,577
MBIA, Inc. ...........................          1,520             81,518
MGIC Investment Corp. ................            600             37,032
Progressive Corp. ....................            800            119,440
SAFECO Corp. .........................          1,650             51,398
St. Paul Co., Inc. ...................          1,500             65,955
XL Capital Ltd. ......................            800             73,088
                                                            --------------
                                                                 741,338
                                                            --------------
INSURANCE BROKERS (0.1%)
Aon Corp. ............................          1,550             55,056
Marsh & McLennan Co., Inc. ...........          1,700            182,665
                                                            --------------
                                                                 237,721
                                                            --------------
INVESTMENT BANKING/BROKERAGE (0.1%)
Bear Stearns Co., Inc. (The) .........            700             41,048
Charles Schwab Corp. .................          8,350            129,174
Lehman Brothers Holdings Inc. ........          1,550            103,540
Merrill Lynch & Co., Inc. ............          7,800            406,536
                                                            --------------
                                                                 680,298
                                                            --------------
INVESTMENT MANAGEMENT (0.0%)
Franklin Resources, Inc. .............          1,610             56,785
Stilwell Financial, Inc. .............          1,930             52,534
T. Rowe Price Group Inc. .............          1,460             50,706
                                                            --------------
                                                                 160,025
                                                            --------------
LEISURE TIME - PRODUCTS (0.0%)
Brunswick Corp. ......................            530             11,533
Harley-Davidson, Inc. ................          1,800             97,758
Hasbro, Inc. .........................          1,650             26,779
Mattel, Inc. .........................          2,700             46,440
                                                            --------------
                                                                 182,510
                                                            --------------
LODGING - HOTELS (0.1%)
Carnival Corp. .......................          6,950            195,156
Hilton Hotels Corp. ..................          2,000             21,840
Marriott International, Inc. .........          1,500             60,975
Starwood Hotels & Resorts Worldwide,
 Inc..................................          1,070             31,940
                                                            --------------
                                                                 309,911
                                                            --------------
MACHINERY - DIVERSIFIED (0.0%)
Caterpillar, Inc. ....................          1,400             73,150
Deere & Co. ..........................          1,200             52,392
Dover Corp. ..........................          1,300             48,191
Ingersoll-Rand Co. ...................          1,000             41,810
                                                            --------------
                                                                 215,543
                                                            --------------
MANUFACTURING - DIVERSIFIED (0.4%)
Crane Co. ............................            220              5,641
Danaher Corp. ........................            500             30,155
Eaton Corp. ..........................            630             46,878
Honeywell International Inc. .........          2,750             93,005
Illinois Tool Works, Inc. ............          1,850            125,282
ITT Industries, Inc. .................            700             35,350


26 See Notes to Portfolio of Investments.

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Johnson Controls, Inc. ...............            550       $     44,412
Minnesota Mining and Manufacturing Co.
 (3M).................................          2,600            307,346
Parker-Hannifin Corp. ................            600             27,546
Textron, Inc. ........................            900             37,314
Thermo Electron Corp. ................          1,000             23,860
Tyco International Ltd. ..............         12,341            726,885
United Technologies Corp. ............          3,000            193,890
                                                            --------------
                                                               1,697,564
                                                            --------------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Dennison Corp. .................            800             45,224
Sealed Air Corp. + ...................            650             26,533
                                                            --------------
                                                                  71,757
                                                            --------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +          1,000             13,390
Inco Ltd. + ..........................          1,150             19,481
                                                            --------------
                                                                  32,871
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.1%)
El Paso Corp. ........................          1,771             79,004
KeySpan Energy Corp. .................          1,150             39,848
Kinder Morgan, Inc. ..................            700             38,983
NICOR, Inc. ..........................            470             19,571
NiSource Inc. ........................          1,190             27,441
Peoples Energy Corp. .................            150              5,690
Sempra Energy ........................          2,040             50,082
Williams Co.'s, Inc. (The) ...........          1,700             43,384
                                                            --------------
                                                                 304,003
                                                            --------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ...................          1,500             56,415
                                                            --------------
OIL & GAS - DRILLING & EQUIPMENT (0.0%)
Baker Hughes Inc. ....................          2,000             72,940
Noble Drilling Corp. + ...............            810             27,573
Rowan Co., Inc. + ....................            590             11,428
Transocean Sedco Forex Inc. ..........          1,550             52,421
                                                            --------------
                                                                 164,362
                                                            --------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Anadarko Petroleum Corp. .............          1,628             92,552
Burlington Resources, Inc. ...........          1,370             51,430
Devon Energy Corp. ...................            850             32,852
EOG Resources, Inc. ..................            800             31,288
Unocal Corp. .........................            800             28,856
                                                            --------------
                                                                 236,978
                                                            --------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. .....................            650             29,952
Sunoco, Inc. .........................            700             26,138
                                                            --------------
                                                                  56,090
                                                            --------------
OIL - DOMESTIC INTEGRATED (0.1%)
Amerada Hess Corp. ...................            520             32,500
Conoco Inc. ..........................          4,170            118,011
Occidental Petroleum Corp. ...........          2,220             58,897
Phillips Petroleum Co. ...............          3,548            213,802

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
OIL - DOMESTIC INTEGRATED (CONTINUED)
USX-Marathon Group ...................          3,620       $    108,600
                                                            --------------
                                                                 531,810
                                                            --------------
OIL - INTERNATIONAL INTEGRATED (0.6%)
ChevronTexaco Corp. ..................          6,641            595,100
Exxon Mobil Corp. ....................         42,750          1,680,075
Royal Dutch Petroleum Co. ............          7,700            377,454
                                                            --------------
                                                               2,652,629
                                                            --------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. ..................            520             17,685
Georgia-Pacific Corp. ................          1,350             37,274
International Paper Co. ..............          2,850            114,997
Mead Corp. ...........................            600             18,534
Weyerhaeuser Co. .....................          1,300             70,304
Willamette Industries, Inc. ..........            650             33,878
                                                            --------------
                                                                 292,672
                                                            --------------
PERSONAL CARE (0.1%)
Avon Products, Inc. ..................          1,400             65,100
Gillette Co. .........................          6,850            228,790
                                                            --------------
                                                                 293,890
                                                            --------------
PHOTOGRAPHY/IMAGING (0.0%)
Eastman Kodak Co. ....................          1,900             55,917
Xerox Corp. ..........................          7,350             76,587
                                                            --------------
                                                                 132,504
                                                            --------------
PUBLISHING (0.0%)
McGraw-Hill Co., Inc. (The) ..........          1,150             70,127
                                                            --------------
PUBLISHING - NEWSPAPERS (0.0%)
Dow Jones & Co., Inc. ................            400             21,892
Gannett Co., Inc. ....................          1,600            107,568
New York Times Co. ...................            600             25,950
Tribune Co. ..........................          1,850             69,246
                                                            --------------
                                                                 224,656
                                                            --------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ...          2,450             69,898
CSX Corp. ............................          1,310             45,916
Norfolk Southern Corp. ...............          1,400             25,662
Union Pacific Corp. ..................          1,500             85,500
                                                            --------------
                                                                 226,976
                                                            --------------
REIT DIVERSIFIED (0.0%)
Equity Office Properties Trust .......          2,450             73,696
Equity Residential Properties Trust ..          1,650             47,372
                                                            --------------
                                                                 121,068
                                                            --------------
RESTAURANTS (0.1%)
Darden Restaurants, Inc. .............          1,350             47,790
McDonald's Corp. .....................          8,150            215,730
Starbucks Corp. + ....................          2,200             41,910
Tricon Global Restaurants, Inc. + ....            800             39,360
Wendy's International, Inc. ..........            650             18,961
                                                            --------------
                                                                 363,751
                                                            --------------
RETAIL - BUILDING SUPPLIES (0.4%)
Home Depot, Inc. .....................         27,000          1,377,270
Lowe's Co., Inc. .....................          9,300            431,613

                                       See Notes to Portfolio of Investments. 27

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES D (CONTINUED)

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
RETAIL - BUILDING SUPPLIES (CONTINUED)
Sherwin-Williams Co. .................            850       $     23,375
                                                            --------------
                                                               1,832,258
                                                            --------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Best Buy Co., Inc. + .................          2,600            193,648
Circuit City Stores - Circuit City
 Group................................          1,850             48,008
RadioShack Corp. .....................          1,300             39,130
                                                            --------------
                                                                 280,786
                                                            --------------
RETAIL - DEPARTMENT STORES (0.1%)
Federated Department Stores, Inc. + ..          2,180             89,162
J.C. Penney Co., Inc. ................          2,650             71,285
Kohl's Corp. + .......................          2,300            162,012
May Department Stores Co. ............          1,750             64,715
Nordstrom, Inc. ......................          1,450             29,333
                                                            --------------
                                                                 416,507
                                                            --------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ...........          1,150             34,477
                                                            --------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.4%)
Costco Wholesale Corp. + .............          2,900            128,702
Sears, Roebuck & Co. .................          1,950             92,898
Target Corp. .........................          3,500            143,675
Wal-Mart Stores, Inc. ................         28,100          1,617,155
                                                            --------------
                                                               1,982,430
                                                            --------------
RETAIL - SPECIALITY (0.1%)
AutoZone, Inc. + .....................          1,150             82,570
Bed Bath & Beyond, Inc. + ............          1,900             64,410
Office Depot, Inc. + .................          3,540             65,632
Staples, Inc. + ......................          4,050             75,735
Tiffany & Co. ........................            950             29,896
                                                            --------------
                                                                 318,243
                                                            --------------
RETAIL SPECIALITY - APPAREL (0.0%)
Gap, Inc. (The) ......................          5,750             80,155
Limited, Inc. (The) ..................          2,300             33,856
TJX Companies, Inc. ..................          1,650             65,769
                                                            --------------
                                                                 179,780
                                                            --------------
RETAIL STORES - DRUG STORE (0.0%)
Walgreen Co. .........................          3,500            117,810
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.0%)
Albertson's, Inc. ....................          2,450             77,151
Safeway, Inc. + ......................          1,700             70,975
                                                            --------------
                                                                 148,126
                                                            --------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. ..........          1,122             30,462
Golden West Financial Corp. ..........          1,260             74,151
Washington Mutual Financial Corp. ....          6,000            196,200
                                                            --------------
                                                                 300,813
                                                            --------------
SERVICES - ADVERTISING/MARKETING (0.0%)
Interpublic Group of Co.'s, Inc. .....          2,450             72,373
Omnicom Group, Inc. ..................            700             62,545
TMP Worldwide Inc. + .................          1,200             51,480
                                                            --------------
                                                                 186,398
                                                            --------------

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
SERVICES - COMMERCIAL & CONSUMER (0.1%)
Cendant Corp. + ......................         11,900       $    233,359
Cintas Corp. .........................            600             28,800
Convergys Corp. + ....................          1,100             41,239
H&R Block, Inc. ......................          2,190             97,893
                                                            --------------
                                                                 401,291
                                                            --------------
SERVICES - COMPUTER SYSTEMS (0.1%)
Computer Sciences Corp. + ............            800             39,184
Electronic Data Systems Corp. ........          3,100            212,505
Sabre Holdings Corp. + ...............          1,340             56,749
                                                            --------------
                                                                 308,438
                                                            --------------
SERVICES - DATA PROCESSING (0.2%)
Automatic Data Processing, Inc. ......          4,050            238,545
Concord EFS, Inc. + ..................          2,800             91,784
Equifax, Inc. ........................            750             18,112
First Data Corp. .....................          3,500            274,575
Fiserv, Inc. + .......................          2,080             88,026
                                                            --------------
                                                                 711,042
                                                            --------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ....          1,100             29,370
                                                            --------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .........................            560             23,285
RR Donnelley & Sons Co. ..............          1,050             31,174
                                                            --------------
                                                                  54,459
                                                            --------------
STEEL (0.0%)
Allegheny Technologies Inc. ..........            350              5,863
Nucor Corp. ..........................            550             29,128
Worthington Industries ...............            680              9,656
                                                            --------------
                                                                  44,647
                                                            --------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. ........................          4,690             41,835
                                                            --------------
TELEPHONE (0.4%)
ALLTEL Corp. .........................          3,200            197,536
BellSouth Corp. ......................         11,950            455,892
CenturyTel, Inc. .....................            900             29,520
SBC Communications, Inc. .............         21,200            830,404
Verizon Communications ...............          9,350            443,751
                                                            --------------
                                                               1,957,103
                                                            --------------
TELEPHONE LONG DISTANCE (0.1%)
AT&T Corp. ...........................         32,250            585,015
                                                            --------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ..................            250             12,438
VF Corp. .............................            950             37,059
                                                            --------------
                                                                  49,497
                                                            --------------
TOBACCO (0.2%)
Philip Morris Co. Inc. ...............         13,950            639,607
UST, Inc. ............................          1,590             55,650
                                                            --------------
                                                                 695,257
                                                            --------------
TRUCKS & PARTS (0.0%)
PACCAR, Inc. .........................            450             29,529
                                                            --------------
WASTE MANAGEMENT (0.0%)
Allied Waste Industries, Inc. + ......          1,140             16,028

28 See Notes to Portfolio of Investments.

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
WASTE MANAGEMENT (CONTINUED)
Waste Management, Inc. ...............          3,900       $    124,449
                                                            --------------
                                                                 140,477
                                                            --------------
TOTAL COMMON STOCKS (COST $64,898,720)                        65,166,286
                                                            --------------

                                          PRINCIPAL
                                           AMOUNT
                                        ---------------
LONG-TERM BONDS AND NOTES (84.3%)
FleetBoston, 6.88%, 07/15/03 .........  $   5,375,000          5,649,824
Countrywide Funding Corp.,
 6.25%, 05/25/14 .....................        384,277            355,576
Dana Corp., 6.25%, 03/01/04 ..........      8,000,000          7,280,000
Delta Air Lines, Inc., 6.65%, 03/15/04      7,500,000          7,037,400
DLJ Commercial Mortgage Corp.,
 6.08%, 08/10/08 .....................     10,409,794         10,714,397
Federal Home Loan Bank - Strip,
 Zero Coupon, 02/25/04 ...............     18,234,000         16,766,710
Federal Home Loan Mortgage Corp.,
 5.00%, 01/15/04 .....................     20,000,000         20,639,040
Federal National Mortgage Assoc.,
 Zero Coupon, 08/16/04 ...............      8,077,000          7,242,807
Federal National Mortgage Assoc.,
 5.13%, 02/13/04 .....................     35,000,000         36,197,700
Federal National Mortgage Assoc.,
 6.50%, 08/15/04 .....................     13,000,000         13,851,110
Federal National Mortgage Assoc.,
 6.50%, 11/12/28 # ...................     30,600,000         30,600,000
Federal National Mortgage Assoc.,
 7.00%, 01/25/30 # ...................     25,000,000         25,468,750
Federal National Mortgage Assoc. -
 Strip, Zero Coupon, 01/15/04 ........      3,591,000          3,345,839
Federal National Mortgage Assoc. -
 Strip, Zero Coupon, 07/15/05 ........      6,300,000          5,328,414
GE Capital Mortgage Services, Inc.,
 6.25%, 03/25/14 .....................        492,024            476,648
Green Tree Financial Corp.,
 8.41%, 12/01/30 .....................      9,000,000          7,644,375
Israel Trust, Zero Coupon, 11/15/03 ..     10,000,000          9,430,500
Israel Trust, Zero Coupon, 05/15/04 ..     15,158,000         13,853,351
Nationslink Funding Corp.,
 6.04%, 11/20/07 .....................     11,307,722         11,630,406
Norwest Asset Securities Corp.,
 6.75%, 02/25/13 .....................        357,919            355,016
Norwest Asset Securities Corp.,
 6.75%, 10/25/28 .....................        870,584            827,856
U.S. Treasury Note, 4.75%, 02/15/04 *       1,825,000          1,884,312
U.S. Treasury Strip,
 Zero Coupon, 08/15/03 * .............     12,387,000         11,847,174
U.S. Treasury Strip,
 Zero Coupon, 08/15/03 * .............      1,800,000          1,722,528
U.S. Treasury Strip,
 Zero Coupon, 02/15/04 * .............    128,897,000        120,409,133
U.S. Treasury Strip,
 Zero Coupon, 02/15/04 * .............     11,284,000         10,550,766

                                          PRINCIPAL            MARKET
                                           AMOUNT              VALUE
                                        ---------------     --------------
LONG-TERM BONDS AND NOTES (CONTINUED)
USX Corp., 9.63%, 08/15/03 ...........  $   4,410,000       $  4,811,707
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES
  (COST $377,976,416)                                        385,921,339
                                                            --------------
SHORT-TERM INVESTMENTS (13.3%)
Federal Home Loan Bank, 1.47%,
 01/02/02.............................     23,733,000         23,733,000
Federal Home Loan Bank, 1.72%,
 01/11/02.............................     36,814,000         36,798,170
U.S. Treasury Bill, 2.12%, 04/04/02 @.        300,000            298,875
                                                            --------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $60,829,790)                                           60,830,045
                                                            --------------
TOTAL INVESTMENTS
 (COST $503,704,926)(a)                                      511,917,670
OTHER ASSETS LESS LIABILITIES                                (53,998,988)
                                                            --------------
TOTAL NET ASSETS                                            $457,918,682
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $518,888,597. Unrealized net gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains.........................................    $  3,862,499
Unrealized losses........................................     (10,833,426)
                                                             -------------
  Net unrealized loss....................................    $ (6,970,926)
                                                             =============

Information concerning open futures contracts at December 31, 2001 is shown below:

                                                         NOTIONAL
                                          NO. OF          MARKET        EXPIRATION        UNREALIZED
LONG CONTRACTS                           CONTRACTS        VALUE            DATE           GAIN/(LOSS)
--------------                           ---------    ------------      ----------        -----------
S&P 500 Index Futures...............        13        $ 3,734,900         Mar 02           $ 55,411
                                                      ===========                          ========

+      Non-income producing security.

# When-issued or delayed delivery security. The cost of these securities is $56,600,371.

* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2001.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 29

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES D (CONTINUED)

Portfolio breakdown by Industry Sector as a percent of total Long Term Bonds and Notes:


Airlines...........................................                 1.8%
Automotive Parts and Equipment.....................                 1.9%
Banks..............................................                 1.5%
Foreign Government Obligations.....................                 6.0%
Metals.............................................                 1.3%
Non-Agency Mortgage-Backed.........................                 8.3%
U.S. Government Agency Mortgage-Backed.............                41.3%
U.S. Treasury Obligations..........................                37.9%
                                                                  ------
Total..............................................               100.0%
                                                                  ======

30 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES E

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
COMMON STOCKS (10.5%)
AEROSPACE/DEFENSE (0.1%)
Boeing Co. ..........................          3,740         $   145,037
General Dynamics Corp. ..............          1,040              82,825
Goodrich Co. ........................            550              14,641
Lockheed Martin Corp. ...............          1,910              89,140
Northrop Grumman Corp. ..............            390              39,316
Rockwell Collins, Inc. ..............            850              16,575
                                                           ---------------
                                                                 387,534
                                                           ---------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ..........          3,128              44,887
                                                           ---------------
AIR FREIGHT (0.0%)
FedEx Corp. + .......................          1,350              70,038
                                                           ---------------
AIRLINES (0.0%)
Delta Air Lines, Inc. ...............            950              27,797
Southwest Airlines Co. ..............          4,150              76,692
                                                           ---------------
                                                                 104,489
                                                           ---------------
ALUMINUM (0.0%)
Alcan Aluminum Ltd. .................          1,400              50,302
Alcoa Inc. ..........................          2,116              75,224
                                                           ---------------
                                                                 125,526
                                                           ---------------
AUTO PARTS & EQUIPMENT (0.0%)
Cooper Tire & Rubber Co. ............            350               5,586
Dana Corp. ..........................            950              13,186
Delphi Automotive Systems Corp. .....          2,540              34,696
Genuine Parts Co. ...................            650              23,855
Goodyear Tire & Rubber Co. (The) ....            850              20,239
Snap-On, Inc. .......................            250               8,415
TRW, Inc. ...........................            950              35,188
Visteon Corp. .......................            894              13,446
                                                           ---------------
                                                                 154,611
                                                           ---------------
AUTOMOBILES (0.1%)
Ford Motor Co. ......................          8,850             139,122
General Motors Corp. ................          2,550             123,930
                                                           ---------------
                                                                 263,052
                                                           ---------------
BANKS - MAJOR REGIONAL (0.5%)
AmSouth Bancorporation ..............          1,800              34,020
Bank of New York Co., Inc. ..........          3,500             142,800
Bank One Corp. ......................          5,250             205,012
BB&T Corp. ..........................          2,050              74,025
Comerica, Inc. ......................            750              42,975
Fifth Third Bancorp .................          2,554             156,637
Fleet Boston Financial Corp. ........          7,650             279,225
Huntington Bancshares Inc. ..........            900              15,471
KeyCorp .............................          2,400              58,416
Mellon Financial Corp. ..............          2,200              82,764
National City Corp. .................          2,850              83,334
Northern Trust Corp. ................          1,200              72,264
PNC Financial Services Group ........          1,450              81,490
Regions Financial Corp. .............            900              27,036
SouthTrust Corp. ....................          2,380              58,715

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
BANKS - MAJOR REGIONAL (CONTINUED)
Suntrust Banks, Inc. ................          1,300        $     81,510
Synovus Financial Corp. .............          1,200              30,060
U.S. Bancorp ........................          8,335             174,452
Union Planters Corp. ................            500              22,565
Wells Fargo & Co. ...................         11,050             480,122
Zions Bancorporation ................            350              18,403
                                                           ---------------
                                                               2,221,296
                                                           ---------------
BANKS - MONEY CENTER (0.2%)
Bank of America Corp. ...............         12,900             812,055
Wachovia Corp. ......................          5,950             186,592
                                                           ---------------
                                                                 998,647
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.1%)
Anheuser-Busch Co.'s, Inc. ..........          4,050             183,101
Brown-Forman Corp. ..................            250              15,650
Coors (Adolph) Co. ..................            260              13,884
                                                           ---------------
                                                                 212,635
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.2%)
Coca-Cola Co. .......................         11,000             518,650
Coca-Cola Enterprises Inc. ..........          2,350              44,509
Pepsi Bottling Group, Inc. ..........          1,700              39,950
PepsiCo, Inc. .......................          7,850             382,216
                                                           ---------------
                                                                 985,325
                                                           ---------------
BIOTECHNOLOGY (0.1%)
Amgen, Inc. + .......................          4,750             268,090
Biogen, Inc. + ......................            950              54,483
Chiron Corp. + ......................            950              41,648
Genzyme Corp. + .....................            950              56,867
Immunex Corp. + .....................          3,550              98,370
MedImmune, Inc. + ...................          1,000              46,350
                                                           ---------------
                                                                 565,808
                                                           ---------------
BROADCASTING - TV, RADIO & CABLE (0.0%)
Comcast Corp. - Class A Special + ...          4,150             149,400
Univision Communications, Inc. + ....            600              24,276
                                                           ---------------
                                                                 173,676
                                                           ---------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. .........................          1,850              45,325
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services Inc. + .......         11,790             169,422
Sprint Corp. (PCS Group) + ..........          2,450              59,805
                                                           ---------------
                                                                 229,227
                                                           ---------------
CHEMICALS (0.1%)
Air Products and Chemicals, Inc. ....            950              44,564
Dow Chemical Co. ....................          2,500              84,450
Du Pont (E.I.) de Nemours & Co. .....          4,700             199,797
Eastman Chemical Co. ................            450              17,559
Praxair, Inc. .......................            700              38,675
Rohm & Haas Co. .....................            550              19,047
                                                           ---------------
                                                                 404,092
                                                           ---------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .....................            200               5,536

                                       See Notes to Portfolio of Investments. 31

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES E (CONTINUED)

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
CHEMICALS - DIVERSIFIED (CONTINUED)
PPG Industries Inc. .................            950        $     49,134
                                                           ---------------
                                                                  54,670
                                                           ---------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. ........................            750              30,188
International Flavors & Fragrances,
 Inc.................................            620              18,420
                                                           ---------------
                                                                  48,608
                                                           ---------------
COMMUNICATIONS EQUIPMENT (0.1%)
Andrew Corp. + ......................            700              15,323
Comverse Technology, Inc. + .........            720              16,106
JDS Uniphase Corp. + ................          5,250              45,833
Lucent Technologies, Inc. ...........          8,350              52,521
Motorola, Inc. ......................         10,700             160,714
Nortel Networks Corp. ...............          8,950              67,125
Qualcomm Inc. + .....................            250              12,625
Scientific-Atlanta, Inc. ............            650              15,561
Tellabs, Inc. + .....................          1,250              18,700
                                                           ---------------
                                                                 404,508
                                                           ---------------
COMPUTERS - HARDWARE (0.4%)
Apple Computer, Inc. + ..............          2,000              43,800
Compaq Computer Corp. ...............          6,850              66,856
Dell Computer Corp. + ...............         21,350             580,293
Hewlett-Packard Co. .................          8,800             180,752
International Business Machines Corp.          7,700             931,392
Sun Microsystems, Inc. + ............         14,800             182,632
                                                           ---------------
                                                               1,985,725
                                                           ---------------
COMPUTERS - NETWORKING (0.2%)
Cisco Systems, Inc. + ...............         47,750             864,752
Network Appliance, Inc. + ...........          2,700              59,049
                                                           ---------------
                                                                 923,801
                                                           ---------------
COMPUTERS - PERIPHERALS (0.0%)
EMC Corp. ...........................          9,900             133,056
Lexmark International Group, Inc. + .            550              32,450
                                                           ---------------
                                                                 165,506
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (0.6%)
Autodesk, Inc. ......................            250               9,318
BMC Software, Inc. + ................          2,050              33,559
Citrix Systems, Inc. + ..............            800              18,128
Computer Associates International,
 Inc.................................          4,900             169,001
Compuware Corp. + ...................          2,900              34,191
Intuit Inc. + .......................            900              38,484
Mercury Interactive Corp. + .........            340              11,553
Microsoft Corp. + ...................         23,850           1,580,539
Novell, Inc. + ......................          3,700              16,983
Oracle Corp. + ......................         25,700             354,917
PeopleSoft, Inc. + ..................          1,300              52,260
Siebel Systems, Inc. + ..............          2,000              55,960
Unisys Corp. + ......................          1,700              21,318
VERITAS Software Corp. + ............          2,050              91,881
Yahoo! Inc. + .......................          2,300              40,802
                                                           ---------------
                                                               2,528,894
                                                           ---------------

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ................            400        $     19,176
                                                           ---------------
CONSUMER FINANCE (0.1%)
Capital One Financial Corp. .........            950              51,252
Household International, Inc. .......          2,970             172,082
MBNA Corp. ..........................          4,080             143,616
                                                           ---------------
                                                                 366,950
                                                           ---------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ..........................            170              12,019
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. .....................            270              13,278
Pactiv Corp. + ......................            840              14,910
Temple-Inland Inc. ..................            290              16,452
                                                           ---------------
                                                                  44,640
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (0.1%)
AmerisourceBergen Corp. .............            250              15,887
Cardinal Health, Inc. ...............          1,150              74,359
McKesson HBOC, Inc. .................          1,550              57,970
Supervalu, Inc. .....................            890              19,687
Sysco Corp. .........................          3,000              78,660
                                                           ---------------
                                                                 246,563
                                                           ---------------
ELECTRIC COMPANIES (0.3%)
Allegheny Energy, Inc. ..............            670              24,267
Ameren Corp. ........................            950              40,185
American Electric Power Co., Inc. ...          1,420              61,813
Cinergy Corp. .......................            770              25,741
CMS Energy Corp. ....................            540              12,976
Consolidated Edison, Inc. ...........            950              38,342
Constellation Energy Group ..........            900              23,895
Dominion Resources, Inc. ............          1,206              72,481
DTE Energy Co. ......................            640              26,842
Duke Energy Corp. ...................          3,600             141,336
Entergy Corp. .......................            980              38,328
Exelon Corp. ........................          1,375              65,835
FirstEnergy Corp. ...................          1,960              68,561
FPL Group, Inc. .....................            750              42,300
Mirant Corp. + ......................          2,656              42,549
Niagara Mohawk Holdings Inc. + ......            950              16,844
PG&E Corp. + ........................            950              18,278
Pinnacle West Capital Corp. .........            660              27,621
PPL Corp. ...........................            740              25,789
Progress Energy, Inc. ...............          1,600              72,048
Public Service Enterprise Group, Inc.          1,100              46,409
Reliant Energy Inc. .................          1,360              36,067
Southern Co. ........................          3,150              79,852
TECO Energy, Inc. ...................            600              15,744
TXU Corp. ...........................          1,250              58,937
Xcel Energy, Inc. ...................          2,510              69,627
                                                           ---------------
                                                               1,192,667
                                                           ---------------
ELECTRICAL EQUIPMENT (0.5%)
American Power Conversion Corp. + ...          1,150              16,629
Cooper Industries, Inc. .............            350              12,222

32 See Notes to Portfolio of Investments.

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
ELECTRICAL EQUIPMENT (CONTINUED)
Emerson Electric Co. ................          2,000        $    114,200
General Electric Co. ................         43,950           1,761,516
Molex, Inc. .........................            550              17,022
Sanmina - SCI Corp. + ...............          2,350              46,765
Solectron Corp. + ...................          3,100              34,968
                                                           ---------------
                                                               2,003,322
                                                           ---------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ...............            400              19,200
                                                           ---------------
ELECTRONICS - DEFENSE (0.0%)
Raytheon Co. ........................          1,850              60,070
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.0%)
Agilent Technologies, Inc. + ........          2,250              64,148
Tektronix, Inc. + ...................            440              11,343
                                                           ---------------
                                                                  75,491
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (0.4%)
Advanced Micro Devices, Inc. + ......          1,000              15,860
Altera Corp. + ......................          1,750              37,135
Analog Devices, Inc. + ..............          1,900              84,341
Broadcom Corp. - Class A + ..........          1,250              51,088
Conexant Systems, Inc. + ............          1,100              15,796
Intel Corp. .........................         29,750             935,637
Linear Technology Corp. .............          2,750             107,360
LSI Logic Corp. + ...................          1,800              28,404
Maxim Integrated Products, Inc. + ...          2,800             147,028
National Semiconductor Corp. + ......          1,300              40,027
NVIDIA Corp. + ......................            600              40,140
PMC Sierra Inc. + ...................            700              14,882
QLogic Corp. + ......................            300              13,353
Texas Instruments, Inc. .............          8,050             225,400
Xilinx, Inc. + ......................          1,750              68,337
                                                           ---------------
                                                               1,824,788
                                                           ---------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. .........................            350              13,090
                                                           ---------------
ENTERTAINMENT (0.3%)
AOL Time Warner Inc. + ..............         20,000             642,000
Viacom, Inc. - Class B + ............          8,150             359,822
Walt Disney Co. (The) ...............          9,450             195,804
                                                           ---------------
                                                               1,197,626
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.0%)
KLA-Tencor Corp. + ..................            850              42,126
Teradyne, Inc. + ....................            950              28,633
                                                           ---------------
                                                                  70,759
                                                           ---------------
FINANCIAL - DIVERSIFIED (0.7%)
Ambac Financial Group, Inc. .........            550              31,823
American Express Co. ................          6,200             221,278
Citigroup Inc. ......................         22,820           1,151,954
Fannie Mae ..........................          8,190             651,105
Freddie Mac .........................          5,640             368,856
J.P. Morgan Chase & Co. .............          8,880             322,788
Moody's Corp. .......................          1,250              49,825
State Street Corp. ..................          1,450              75,762


                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
FINANCIAL - DIVERSIFIED (CONTINUED)
USA Education Inc. ..................            750        $     63,015
                                                           ---------------
                                                               2,936,406
                                                           ---------------
FOODS (0.2%)
Campbell Soup Co. ...................          2,050              61,234
ConAgra Foods, Inc. .................          2,850              67,744
General Mills, Inc. .................          1,600              83,216
Heinz (H.J.) Co. ....................            850              34,952
Hershey Foods Corp. .................            750              50,775
Kellogg Co. .........................          3,550             106,855
Sara Lee Corp. ......................          3,550              78,916
Unilever NV .........................          2,550             146,905
Wrigley (Wm.) Jr. Co. ...............            550              28,254
                                                           ---------------
                                                                 658,851
                                                           ---------------
FOOTWEAR (0.0%)
NIKE, Inc. - Class B ................          1,150              64,676
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ......            610              22,576
International Game Technology + .....            350              23,905
                                                           ---------------
                                                                  46,481
                                                           ---------------
GOLD/PRECIOUS METALS MINING (0.0%)
Barrick Gold Corp. ..................          1,600              25,520
Newmont Mining Corp. ................            750              14,332
Placer Dome, Inc. ...................          1,250              13,638
                                                           ---------------
                                                                  53,490
                                                           ---------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ................            450              16,979
Stanley Works (The) .................            300              13,971
                                                           ---------------
                                                                  30,950
                                                           ---------------
HEALTH CARE - DIVERSIFIED (0.3%)
Abbott Laboratories .................          6,850             381,888
Johnson & Johnson ...................         13,635             805,828
                                                           ---------------
                                                               1,187,716
                                                           ---------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + ........          1,403              59,108
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.5%)
Allergan, Inc. ......................            650              48,783
Eli Lilly & Co. .....................          5,050             396,627
Forest Laboratories, Inc. - Class A +            740              60,643
Merck & Co., Inc. ...................          5,500             323,400
Pfizer, Inc. ........................         27,925           1,112,811
Pharmacia Corp. .....................          5,854             249,673
                                                           ---------------
                                                               2,191,937
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA Inc. ............................          2,500              96,350
Health Management Associates, Inc. +             950              17,480
Tenet Healthcare Corp. + ............          1,630              95,714
                                                           ---------------
                                                                 209,544
                                                           ---------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ..................            350               8,299
                                                           ---------------
HEALTH CARE - MANAGED CARE (0.1%)
CIGNA Corp. .........................            620              57,443


                                       See Notes to Portfolio of Investments. 33

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES E (CONTINUED)

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
HEALTH CARE - MANAGED CARE (CONTINUED)
UnitedHealth Group Inc. .............          2,660        $    188,248
Wellpoint Health Networks, Inc. + ...            310              36,224
                                                           ---------------
                                                                 281,915
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.2%)
Bard (C.R.) Inc. ....................            260              16,770
Bausch & Lomb, Inc. .................            350              13,181
Baxter International, Inc. ..........          1,440              77,227
Becton, Dickinson & Co. .............          1,050              34,808
Biomet, Inc. ........................          1,175              36,308
Boston Scientific Corp. + ...........          1,700              41,004
Celera Genomics Group - Applera Corp.          1,050              41,233
Guidant Corp. + .....................          1,393              69,371
Medtronic, Inc. .....................          5,350             273,973
St. Jude Medical, Inc. + ............            410              31,837
Stryker Corp. .......................          1,050              61,288
Zimmer Holdings, Inc. + .............            790              24,127
                                                           ---------------
                                                                 721,127
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + .................          1,950              28,899
Quintiles Transnational Corp. + .....          1,100              17,688
                                                           ---------------
                                                                  46,587
                                                           ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. ...............            750              17,250
Maytag Corp. ........................            430              13,343
Whirlpool Corp. .....................            250              18,332
                                                           ---------------
                                                                  48,925
                                                           ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.3%)
Clorox Co. ..........................          2,030              80,287
Colgate-Palmolive Co. ...............          2,550             147,262
Kimberly-Clark Corp. ................          2,350             140,530
Procter & Gamble Co. ................         10,900             862,517
                                                           ---------------
                                                               1,230,596
                                                           ---------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. ................            600              23,754
Newell Rubbermaid Inc. ..............          1,950              53,762
                                                           ---------------
                                                                  77,516
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.1%)
AFLAC, Inc. .........................          4,370             107,327
Jefferson-Pilot Corp. ...............            650              30,075
John Hancock Financial Services, Inc.          2,600             107,380
Lincoln National Corp. ..............            780              37,885
MetLife, Inc. .......................          4,650             147,312
Torchmark Corp. .....................            650              25,565
UnumProvident Corp. .................          1,250              33,137
                                                           ---------------
                                                                 488,681
                                                           ---------------
INSURANCE - MULTI-LINE (0.2%)
American International Group, Inc. ..         11,572             918,817
Hartford Financial Services Group,
 Inc.................................            680              42,724
Loews Corp. .........................            850              47,073
                                                           ---------------
                                                               1,008,614
                                                           ---------------

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
INSURANCE - PROPERTY/CASUALTY (0.1%)
Allstate Corp. (The) ................          3,460        $    116,602
Chubb Corp. .........................            950              65,550
Cincinnati Financial Corp. ..........          1,450              55,318
MBIA, Inc. ..........................          1,150              61,674
MGIC Investment Corp. ...............            400              24,688
Progressive Corp. ...................            600              89,580
SAFECO Corp. ........................          1,100              34,265
St. Paul Co., Inc. ..................          1,200              52,764
XL Capital Ltd. .....................            550              50,248
                                                           ---------------
                                                                 550,689
                                                           ---------------
INSURANCE BROKERS (0.0%)
Aon Corp. ...........................          1,450              51,504
Marsh & McLennan Co., Inc. ..........          1,200             128,940
                                                           ---------------
                                                                 180,444
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.1%)
Bear Stearns Co., Inc. (The) ........            580              34,011
Charles Schwab Corp. ................          5,950              92,047
Lehman Brothers Holdings Inc. .......          1,150              76,820
Merrill Lynch & Co., Inc. ...........          5,550             289,266
                                                           ---------------
                                                                 492,144
                                                           ---------------
INVESTMENT MANAGEMENT (0.0%)
Franklin Resources, Inc. ............          1,070              37,739
Stilwell Financial, Inc. ............            800              21,776
T. Rowe Price Group Inc. ............          1,100              38,203
                                                           ---------------
                                                                  97,718
                                                           ---------------
LEISURE TIME - PRODUCTS (0.0%)
Brunswick Corp. .....................            590              12,838
Harley-Davidson, Inc. ...............          1,400              76,034
Hasbro, Inc. ........................            900              14,607
Mattel, Inc. ........................          1,650              28,380
                                                           ---------------
                                                                 131,859
                                                           ---------------
LODGING - HOTELS (0.1%)
Carnival Corp. ......................          4,950             138,996
Hilton Hotels Corp. .................          1,550              16,926
Marriott International, Inc. ........          1,000              40,650
Starwood Hotels & Resorts Worldwide,
 Inc.................................            850              25,373
                                                           ---------------
                                                                 221,945
                                                           ---------------
MACHINERY - DIVERSIFIED (0.0%)
Caterpillar, Inc. ...................            950              49,637
Deere & Co. .........................            600              26,196
Dover Corp. .........................            750              27,803
Ingersoll-Rand Co. ..................            700              29,267
                                                           ---------------
                                                                 132,903
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.3%)
Crane Co. ...........................            260               6,666
Danaher Corp. .......................            350              21,109
Eaton Corp. .........................            500              37,205
Honeywell International Inc. ........          1,950              65,949
Illinois Tool Works, Inc. ...........          1,350              91,422
ITT Industries, Inc. ................            460              23,230
Johnson Controls, Inc. ..............            500              40,375

34 See Notes to Portfolio of Investments.

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Minnesota Mining and Manufacturing
 Co. (3M) ...........................          1,800        $    212,778
Parker-Hannifin Corp. ...............            400              18,364
Textron, Inc. .......................            500              20,730
Thermo Electron Corp. ...............            850              20,281
Tyco International Ltd. .............          8,738             514,668
United Technologies Corp. ...........          2,100             135,723
                                                           ---------------
                                                               1,208,500
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Dennison Corp. ................            500              28,265
Pall Corp. ..........................            750              18,045
Sealed Air Corp. + ..................            350              14,287
                                                           ---------------
                                                                  60,597
                                                           ---------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold,
 Inc. +..............................            650               8,704
Inco Ltd. + .........................            510               8,639
                                                           ---------------
                                                                  17,343
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.1%)
El Paso Corp. .......................          1,263              56,342
KeySpan Energy Corp. ................            730              25,295
Kinder Morgan, Inc. .................            650              36,198
NICOR, Inc. .........................            300              12,492
NiSource Inc. .......................            950              21,907
Peoples Energy Corp. ................            130               4,931
Sempra Energy .......................          1,400              34,370
Williams Co.'s, Inc. (The) ..........          1,200              30,624
                                                           ---------------
                                                                 222,159
                                                           ---------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ..................          1,000              37,610
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.0%)
Baker Hughes Inc. ...................          1,400              51,058
Noble Drilling Corp. + ..............            770              26,211
Rowan Co., Inc. + ...................            390               7,554
Transocean Sedco Forex Inc. .........          1,200              40,584
                                                           ---------------
                                                                 125,407
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.0%)
Anadarko Petroleum Corp. ............          1,169              66,458
Burlington Resources, Inc. ..........          1,190              44,672
Devon Energy Corp. ..................            500              19,325
EOG Resources, Inc. .................            540              21,119
Unocal Corp. ........................            580              20,921
                                                           ---------------
                                                                 172,495
                                                           ---------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. ....................            470              21,658
Sunoco, Inc. ........................            500              18,670
                                                           ---------------
                                                                  40,328
                                                           ---------------
OIL - DOMESTIC INTEGRATED (0.1%)
Amerada Hess Corp. ..................            310              19,375
Conoco Inc. .........................          3,090              87,447
Occidental Petroleum Corp. ..........          1,950              51,733
Phillips Petroleum Co. ..............          2,502             150,771

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
OIL - DOMESTIC INTEGRATED (CONTINUED)
USX-Marathon Group ..................          2,590        $     77,700
                                                           ---------------
                                                                 387,026
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (0.4%)
ChevronTexaco Corp. .................          4,748             425,468
Exxon Mobil Corp. ...................         30,500           1,198,650
Royal Dutch Petroleum Co. ...........          5,350             262,257
                                                           ---------------
                                                               1,886,375
                                                           ---------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. .................            310              10,543
Georgia-Pacific Corp. ...............          1,000              27,610
International Paper Co. .............          2,250              90,787
Mead Corp. ..........................            550              16,990
Weyerhaeuser Co. ....................          1,200              64,896
Willamette Industries, Inc. .........            450              23,454
                                                           ---------------
                                                                 234,280
                                                           ---------------
PERSONAL CARE (0.1%)
Alberto-Culver Co. - Class B ........            260              11,632
Avon Products, Inc. .................          1,300              60,450
Gillette Co. ........................          4,750             158,650
                                                           ---------------
                                                                 230,732
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.0%)
Eastman Kodak Co. ...................          1,350              39,731
Xerox Corp. .........................          5,800              60,436
                                                           ---------------
                                                                 100,167
                                                           ---------------
PUBLISHING (0.0%)
McGraw-Hill Co., Inc. (The) .........          1,050              64,029
Meredith Corp. ......................            400              14,260
                                                           ---------------
                                                                  78,289
                                                           ---------------
PUBLISHING - NEWSPAPERS (0.0%)
Dow Jones & Co., Inc. ...............            150               8,210
Gannett Co., Inc. ...................          1,150              77,314
New York Times Co. ..................            700              30,275
Tribune Co. .........................          1,600              59,888
                                                           ---------------
                                                                 175,687
                                                           ---------------
RAILROADS (0.0%)
Burlington Northern Santa Fe Corp. ..          2,150              61,339
CSX Corp. ...........................            850              29,793
Norfolk Southern Corp. ..............          1,000              18,330
Union Pacific Corp. .................          1,050              59,850
                                                           ---------------
                                                                 169,312
                                                           ---------------
REIT DIVERSIFIED (0.0%)
Equity Office Properties Trust ......          2,100              63,168
Equity Residential Properties Trust .          1,150              33,017
                                                           ---------------
                                                                  96,185
                                                           ---------------
RESTAURANTS (0.1%)
Darden Restaurants, Inc. ............            730              25,842
McDonald's Corp. ....................          5,750             152,202
Starbucks Corp. + ...................          1,400              26,670
Tricon Global Restaurants, Inc. + ...            550              27,060
Wendy's International, Inc. .........            650              18,961
                                                           ---------------
                                                                 250,735
                                                           ---------------

                                       See Notes to Portfolio of Investments. 35

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES E (CONTINUED)

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
RETAIL - BUILDING SUPPLIES (0.3%)
Home Depot, Inc. ....................         19,150        $    976,841
Lowe's Co., Inc. ....................          6,300             292,383
Sherwin-Williams Co. ................            900              24,750
                                                           ---------------
                                                               1,293,974
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Best Buy Co., Inc. + ................          1,850             137,788
Circuit City Stores - Circuit City
 Group...............................          1,700              44,115
RadioShack Corp. ....................          1,450              43,645
                                                           ---------------
                                                                 225,548
                                                           ---------------
RETAIL - DEPARTMENT STORES (0.1%)
Federated Department Stores, Inc. + .          1,550              63,395
J.C. Penney Co., Inc. ...............          2,100              56,490
Kohl's Corp. + ......................          1,500             105,660
May Department Stores Co. ...........          1,550              57,319
Nordstrom, Inc. .....................          1,050              21,241
                                                           ---------------
                                                                 304,105
                                                           ---------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ..........            850              25,483
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.3%)
Costco Wholesale Corp. + ............          2,100              93,198
Sears, Roebuck & Co. ................          1,450              69,078
Target Corp. ........................          2,550             104,677
Wal-Mart Stores, Inc. ...............         19,800           1,139,490
                                                           ---------------
                                                               1,406,443
                                                           ---------------
RETAIL - SPECIALITY (0.1%)
AutoZone, Inc. + ....................            850              61,030
Bed Bath & Beyond, Inc. + ...........          1,250              42,375
Office Depot, Inc. + ................          2,470              45,794
Staples, Inc. + .....................          2,850              53,295
Tiffany & Co. .......................            700              22,029
                                                           ---------------
                                                                 224,523
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.0%)
Gap, Inc. (The) .....................          3,750              52,275
Limited, Inc. (The) .................          1,500              22,080
TJX Companies, Inc. .................          1,250              49,825
                                                           ---------------
                                                                 124,180
                                                           ---------------
RETAIL STORES - DRUG STORE (0.0%)
Walgreen Co. ........................          2,500              84,150
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.0%)
Albertson's, Inc. ...................          1,750              55,108
Safeway, Inc. + .....................          1,200              50,100
                                                           ---------------
                                                                 105,208
                                                           ---------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. .........          1,124              30,517
Golden West Financial Corp. .........            910              53,553
Washington Mutual Financial Corp. ...          4,210             137,667
                                                           ---------------
                                                                 221,737
                                                           ---------------
SERVICES - ADVERTISING/MARKETING (0.0%)
Interpublic Group of Co.'s, Inc. ....          1,700              50,218
Omnicom Group, Inc. .................            500              44,675

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
SERVICES - ADVERTISING/MARKETING (CONTINUED)
TMP Worldwide Inc. + ................            850        $     36,465
                                                           ---------------
                                                                 131,358
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.1%)
Cendant Corp. + .....................          8,350             163,744
Cintas Corp. ........................            450              21,600
Convergys Corp. + ...................            700              26,243
H&R Block, Inc. .....................          1,550              69,285
                                                           ---------------
                                                                 280,872
                                                           ---------------
SERVICES - COMPUTER SYSTEMS (0.1%)
Computer Sciences Corp. + ...........            900              44,082
Electronic Data Systems Corp. .......          2,250             154,238
Sabre Holdings Corp. + ..............            820              34,727
                                                           ---------------
                                                                 233,047
                                                           ---------------
SERVICES - DATA PROCESSING (0.1%)
Automatic Data Processing, Inc. .....          2,950             173,755
Concord EFS, Inc. + .................          2,550              83,589
Equifax, Inc. .......................            550              13,283
First Data Corp. ....................          2,500             196,125
Fiserv, Inc. + ......................          1,270              53,746
                                                           ---------------
                                                                 520,498
                                                           ---------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ...            750              20,025
                                                           ---------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ........................            630              26,195
RR Donnelley & Sons Co. .............            550              16,330
                                                           ---------------
                                                                  42,525
                                                           ---------------
STEEL (0.0%)
Allegheny Technologies Inc. .........            350               5,863
Nucor Corp. .........................            420              22,243
Worthington Industries ..............            400               5,680
                                                           ---------------
                                                                  33,786
                                                           ---------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. .......................          3,510              31,309
                                                           ---------------
TELEPHONE (0.3%)
ALLTEL Corp. ........................          2,300             141,979
BellSouth Corp. .....................          8,250             314,738
CenturyTel, Inc. ....................            600              19,680
Citizens Communications Co. + .......          1,650              17,589
SBC Communications, Inc. ............         14,950             585,591
Verizon Communications ..............          6,600             313,236
                                                           ---------------
                                                               1,392,813
                                                           ---------------
TELEPHONE LONG DISTANCE (0.1%)
AT&T Corp. ..........................         22,850             414,499
                                                           ---------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. .................            300              14,925
VF Corp. ............................            650              25,357
                                                           ---------------
                                                                  40,282
                                                           ---------------
TOBACCO (0.1%)
Philip Morris Co. Inc. ..............          9,940             455,749
UST, Inc. ...........................            800              28,000
                                                           ---------------
                                                                 483,749
                                                           ---------------

36 See Notes to Portfolio of Investments.

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
TRUCKS & PARTS (0.0%)
Navistar International Corp. + ......            280        $     11,060
PACCAR, Inc. ........................            450              29,529
                                                           ---------------
                                                                  40,589
                                                           ---------------
WASTE MANAGEMENT (0.0%)
Allied Waste Industries, Inc. + .....          1,200              16,872
Waste Management, Inc. ..............          2,750              87,753
                                                           ---------------
                                                                 104,625
                                                           ---------------
TOTAL COMMON STOCKS (COST $46,625,100)                        46,681,917
                                                           ---------------

                                           PRINCIPAL
                                            AMOUNT
                                       ---------------
LONG-TERM BONDS AND NOTES (88.8%)
Fannie Mae Strip, Zero Coupon,
 07/15/04............................  $   7,092,000           6,426,643
Federal Home Loan Bank - Strip,
 Zero Coupon, 02/25/04 ..............     15,550,000          14,298,692
Federal National Mortgage Assoc.,
 Zero Coupon, 08/16/04 ..............     63,790,000          57,201,769
Federal National Mortgage Assoc. -
 Strip, Zero Coupon, 07/24/04 .......      7,777,000           7,045,495
Federal National Mortgage Assoc. -
 Strip, Zero Coupon, 09/14/04 .......     50,000,000          44,648,500
FICO Strip, Zero Coupon, 09/07/04 ...     12,167,000          10,933,874
Israel Government Trust Certificate,
 Zero Coupon, 05/15/04 ..............     15,731,000          14,377,033
Tennessee Valley Authority Strip,
 Zero Coupon, 11/01/04 ..............     10,781,000           9,635,519
Turkey Government Trust Certificate,
 Zero Coupon%, 05/15/04 .............     28,110,000          25,690,572
U.S. Treasury Strip, Zero Coupon,
 08/15/04............................    106,976,000          97,292,532
U.S. Treasury Strip, Zero Coupon,
 05/15/05............................    122,887,000         107,275,313
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $380,444,601)                                               394,825,942
                                                           ---------------
SHORT-TERM INVESTMENTS (0.7%)
Federal Home Loan Bank, 1.47%,
 01/02/02............................      2,940,000           2,940,000
U.S. Treasury Bill, 1.88%, 04/04/02 @        200,000             199,250
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $3,139,039)                                             3,139,250
                                                           ---------------
TOTAL INVESTMENTS
 (COST $430,208,740)(a)                                      444,647,109
OTHER ASSETS LESS LIABILITIES                                    105,441
                                                           ---------------
TOTAL NET ASSETS                                            $444,752,550
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $438,766,143. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains.........................................    $  8,866,516
Unrealized losses........................................      (2,985,550)
                                                             -------------
  Net unrealized gain....................................    $  5,880,966
                                                             =============

Information concerning open futures contracts at December 31, 2001 is shown below:

                                                         NOTIONAL
                                          NO. OF          MARKET        EXPIRATION        UNREALIZED
LONG CONTRACTS                           CONTRACTS        VALUE            DATE           GAIN/(LOSS)
--------------                           ---------    ------------      ----------        -----------
S&P 500 Index Futures...............        10        $ 2,873,000         Mar 02          $ 44,879
                                                      ===========                         ========

+      Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 37

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES G

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
COMMON STOCKS (12.2%)
AEROSPACE/DEFENSE (0.1%)
Boeing Co. ...........................         2,260        $     87,643
General Dynamics Corp. ...............           560              44,598
Goodrich Co. .........................           140               3,727
Lockheed Martin Corp. ................         1,050              49,003
Northrop Grumman Corp. ...............           300              30,243
Rockwell Collins, Inc. ...............           480               9,360
                                                           ---------------
                                                                 224,574
                                                           ---------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ...........         1,709              24,524
                                                           ---------------
AIR FREIGHT (0.0%)
FedEx Corp. + ........................           790              40,985
                                                           ---------------
AIRLINES (0.0%)
Delta Air Lines, Inc. ................           400              11,704
Southwest Airlines Co. ...............         1,870              34,558
                                                           ---------------
                                                                  46,262
                                                           ---------------
ALUMINUM (0.0%)
Alcan Aluminum Ltd. ..................           650              23,355
Alcoa Inc. ...........................         1,144              40,669
                                                           ---------------
                                                                  64,024
                                                           ---------------
AUTO PARTS & EQUIPMENT (0.0%)
Cooper Tire & Rubber Co. .............           180               2,873
Delphi Automotive Systems Corp. ......         1,150              15,709
Genuine Parts Co. ....................           560              20,552
Goodyear Tire & Rubber Co. (The) .....           400               9,524
Snap-On, Inc. ........................           100               3,366
TRW, Inc. ............................           500              18,520
Visteon Corp. ........................           401               6,031
                                                           ---------------
                                                                  76,575
                                                           ---------------
AUTOMOBILES (0.1%)
Ford Motor Co. .......................         4,760              74,827
General Motors Corp. .................         1,380              67,068
                                                           ---------------
                                                                 141,895
                                                           ---------------
BANKS - MAJOR REGIONAL (0.6%)
AmSouth Bancorporation ...............           990              18,711
Bank of New York Co., Inc. ...........         1,890              77,112
Bank One Corp. .......................         2,990             116,760
BB&T Corp. ...........................         1,150              41,527
Comerica, Inc. .......................           530              30,369
Fifth Third Bancorp ..................         1,504              92,240
Fleet Boston Financial Corp. .........         2,576              94,024
Huntington Bancshares Inc. ...........           520               8,939
KeyCorp ..............................         1,220              29,695
Mellon Financial Corp. ...............         1,210              45,520
National City Corp. ..................         1,570              45,907
Northern Trust Corp. .................           540              32,519
PNC Financial Services Group .........           710              39,902
Regions Financial Corp. ..............           500              15,020
SouthTrust Corp. .....................         1,010              24,917
Suntrust Banks, Inc. .................           750              47,025

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
BANKS - MAJOR REGIONAL (CONTINUED)
Synovus Financial Corp. ..............           920        $     23,046
U.S. Bancorp .........................         4,879             102,117
Union Planters Corp. .................           410              18,503
Wells Fargo & Co. ....................         6,130             266,348
Zions Bancorporation .................           180               9,464
                                                           ---------------
                                                               1,179,665
                                                           ---------------
BANKS - MONEY CENTER (0.3%)
Bank of America Corp. ................         7,150             450,093
Wachovia Corp. .......................         3,320             104,115
                                                           ---------------
                                                                 554,208
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.1%)
Anheuser-Busch Co.'s, Inc. ...........         2,310             104,435
Brown-Forman Corp. ...................           210              13,146
Coors (Adolph) Co. ...................            80               4,272
                                                           ---------------
                                                                 121,853
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.3%)
Coca-Cola Co. ........................         6,220             293,273
Coca-Cola Enterprises Inc. ...........           860              16,288
Pepsi Bottling Group, Inc. ...........           560              13,160
PepsiCo, Inc. ........................         4,320             210,341
                                                           ---------------
                                                                 533,062
                                                           ---------------
BIOTECHNOLOGY (0.2%)
Amgen, Inc. + ........................         2,660             150,130
Biogen, Inc. + .......................           440              25,234
Chiron Corp. + .......................           600              26,304
Genzyme Corp. + ......................           500              29,930
Immunex Corp. + ......................         1,960              54,312
MedImmune, Inc. + ....................           460              21,321
                                                           ---------------
                                                                 307,231
                                                           ---------------
BROADCASTING - TV, RADIO & CABLE (0.1%)
Clear Channel Communications, Inc. + .           800              40,728
Comcast Corp. - Class A Special + ....         2,310              83,160
Univision Communications, Inc. + .....           440              17,802
                                                           ---------------
                                                                 141,690
                                                           ---------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ..........................           950              23,275
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services Inc. + ........         6,423              92,299
Sprint Corp. (PCS Group) + ...........         1,350              32,953
                                                           ---------------
                                                                 125,252
                                                           ---------------
CHEMICALS (0.1%)
Air Products and Chemicals, Inc. .....           560              26,270
Dow Chemical Co. .....................         1,280              43,238
Du Pont (E.I.) de Nemours & Co. ......         2,670             113,502
Eastman Chemical Co. .................           250               9,755
Praxair, Inc. ........................           350              19,338
Rohm & Haas Co. ......................           280               9,696
                                                           ---------------
                                                                 221,799
                                                           ---------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. ......................           300               8,304

38 See Notes to Portfolio of Investments.

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
CHEMICALS - DIVERSIFIED (CONTINUED)
PPG Industries Inc. ..................           400        $     20,688
                                                           ---------------
                                                                  28,992
                                                           ---------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. .........................           300              12,075
International Flavors & Fragrances,
 Inc..................................           510              15,152
                                                           ---------------
                                                                  27,227
                                                           ---------------
COMMUNICATIONS EQUIPMENT (0.1%)
Andrew Corp. + .......................           160               3,502
Comverse Technology, Inc. + ..........           380               8,500
JDS Uniphase Corp. + .................         2,520              21,999
Lucent Technologies, Inc. ............         4,610              28,997
Motorola, Inc. .......................         5,640              84,713
Nortel Networks Corp. ................         4,550              34,125
Qualcomm Inc. + ......................         1,050              53,025
Scientific-Atlanta, Inc. .............           340               8,140
Tellabs, Inc. + ......................           460               6,882
                                                           ---------------
                                                                 249,883
                                                           ---------------
COMPUTERS - HARDWARE (0.5%)
Apple Computer, Inc. + ...............           500              10,950
Compaq Computer Corp. ................         4,150              40,504
Dell Computer Corp. + ................        11,870             322,627
Gateway, Inc. + ......................           950               7,638
Hewlett-Packard Co. ..................         4,970             102,084
International Business Machines Corp.          4,240             512,870
NCR Corp. + ..........................           200               7,372
Sun Microsystems, Inc. + .............         8,310             102,545
                                                           ---------------
                                                               1,106,590
                                                           ---------------
COMPUTERS - NETWORKING (0.3%)
Cisco Systems, Inc. + ................        26,550             480,820
Network Appliance, Inc. + ............         1,600              34,992
                                                           ---------------
                                                                 515,812
                                                           ---------------
COMPUTERS - PERIPHERALS (0.0%)
EMC Corp. ............................         5,710              76,742
Lexmark International Group, Inc. + ..           320              18,880
                                                           ---------------
                                                                  95,622
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (0.7%)
Autodesk, Inc. .......................           100               3,727
BMC Software, Inc. + .................           800              13,096
Citrix Systems, Inc. + ...............           480              10,877
Computer Associates International,
 Inc..................................         2,720              93,813
Compuware Corp. + ....................         1,260              14,855
Intuit Inc. + ........................           400              17,104
Mercury Interactive Corp. + ..........           220               7,476
Microsoft Corp. + ....................        13,280             880,066
Novell, Inc. + .......................         2,000               9,180
Oracle Corp. + .......................        13,720             189,473
PeopleSoft, Inc. + ...................           760              30,552
Siebel Systems, Inc. + ...............         1,100              30,778
Unisys Corp. + .......................           800              10,032
VERITAS Software Corp. + .............         1,010              45,268

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Yahoo! Inc. + ........................         1,700        $     30,158
                                                           ---------------
                                                               1,386,455
                                                           ---------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. .................           400              19,176
                                                           ---------------
CONSUMER FINANCE (0.1%)
Capital One Financial Corp. ..........           530              28,593
Household International, Inc. ........         1,720              99,657
MBNA Corp. ...........................         2,160              76,032
                                                           ---------------
                                                                 204,282
                                                           ---------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ...........................            90               6,363
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. ......................            80               3,934
Pactiv Corp. + .......................           420               7,455
Temple-Inland Inc. ...................           100               5,673
                                                           ---------------
                                                                  17,062
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (0.1%)
AmerisourceBergen Corp. ..............           130               8,262
Cardinal Health, Inc. ................           650              42,029
McKesson HBOC, Inc. ..................           850              31,790
Supervalu, Inc. ......................           670              14,820
Sysco Corp. ..........................         1,690              44,312
                                                           ---------------
                                                                 141,213
                                                           ---------------
ELECTRIC COMPANIES (0.3%)
Allegheny Energy, Inc. ...............           320              11,590
Ameren Corp. .........................           350              14,805
American Electric Power Co., Inc. ....           630              27,424
Cinergy Corp. ........................           470              15,712
CMS Energy Corp. .....................           270               6,488
Consolidated Edison, Inc. ............           650              26,234
Constellation Energy Group ...........           460              12,213
Dominion Resources, Inc. .............           659              39,606
DTE Energy Co. .......................           320              13,421
Duke Energy Corp. ....................         1,980              77,735
Entergy Corp. ........................           550              21,510
Exelon Corp. .........................           795              38,065
FirstEnergy Corp. ....................         1,100              38,478
FPL Group, Inc. ......................           410              23,124
Mirant Corp. + .......................         1,023              16,388
Niagara Mohawk Holdings Inc. + .......           550               9,752
PG&E Corp. + .........................           430               8,273
Pinnacle West Capital Corp. ..........           290              12,137
PPL Corp. ............................           420              14,637
Progress Energy, Inc. ................           870              39,176
Public Service Enterprise Group, Inc.            640              27,002
Reliant Energy Inc. ..................           760              20,155
Southern Co. .........................         1,730              43,855
TECO Energy, Inc. ....................           300               7,872
TXU Corp. ............................           600              28,290
Xcel Energy, Inc. ....................         1,045              28,988
                                                           ---------------
                                                                 622,930
                                                           ---------------

                                       See Notes to Portfolio of Investments. 39

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES G (CONTINUED)

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Inc. ..............           160        $      5,587
Emerson Electric Co. .................         1,130              64,523
General Electric Co. .................        24,440             979,555
Molex, Inc. ..........................           290               8,976
Sanmina - SCI Corp. + ................         1,260              25,074
Solectron Corp. + ....................         2,090              23,575
                                                           ---------------
                                                               1,107,290
                                                           ---------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ................           200               9,600
                                                           ---------------
ELECTRONICS - DEFENSE (0.0%)
Raytheon Co. .........................           980              31,821
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.0%)
Agilent Technologies, Inc. + .........         1,180              33,642
Tektronix, Inc. + ....................           200               5,156
                                                           ---------------
                                                                  38,798
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (0.5%)
Advanced Micro Devices, Inc. + .......           500               7,930
Altera Corp. + .......................           970              20,583
Analog Devices, Inc. + ...............           920              40,839
Broadcom Corp. - Class A + ...........           690              28,200
Conexant Systems, Inc. + .............           600               8,616
Intel Corp. ..........................        16,510             519,239
Linear Technology Corp. ..............         1,520              59,341
LSI Logic Corp. + ....................           800              12,624
Maxim Integrated Products, Inc. + ....         1,550              81,391
Micron Technology, Inc. + ............           800              24,800
National Semiconductor Corp. + .......           470              14,471
NVIDIA Corp. + .......................           220              14,718
PMC Sierra Inc. + ....................           300               6,378
QLogic Corp. + .......................           160               7,122
Texas Instruments, Inc. ..............         4,400             123,200
Xilinx, Inc. + .......................           820              32,021
                                                           ---------------
                                                               1,001,473
                                                           ---------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ..........................           200               7,480
                                                           ---------------
ENTERTAINMENT (0.3%)
AOL Time Warner Inc. + ...............        10,860             348,606
Viacom, Inc. - Class B + .............         4,420             195,143
Walt Disney Co. (The) ................         5,240             108,573
                                                           ---------------
                                                                 652,322
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.0%)
KLA-Tencor Corp. + ...................           480              23,789
Teradyne, Inc. + .....................           340              10,247
                                                           ---------------
                                                                  34,036
                                                           ---------------
FINANCIAL - DIVERSIFIED (0.8%)
Ambac Financial Group, Inc. ..........           350              20,251
American Express Co. .................         3,450             123,131
Citigroup Inc. .......................        12,686             640,389
Fannie Mae ...........................         4,570             363,315
Freddie Mac ..........................         3,170             207,318
J.P. Morgan Chase & Co. ..............         4,860             176,661

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
FINANCIAL - DIVERSIFIED (CONTINUED)
Moody's Corp. ........................           690        $     27,503
State Street Corp. ...................           960              50,160
USA Education Inc. ...................           380              31,928
                                                           ---------------
                                                               1,640,656
                                                           ---------------
FOODS (0.2%)
Campbell Soup Co. ....................         1,150              34,350
ConAgra Foods, Inc. ..................         1,280              30,426
General Mills, Inc. ..................           930              48,369
Heinz (H.J.) Co. .....................           500              20,560
Hershey Foods Corp. ..................           400              27,080
Kellogg Co. ..........................         1,940              58,394
Sara Lee Corp. .......................         1,990              44,238
Unilever NV ..........................         1,460              84,110
Wrigley (Wm.) Jr. Co. ................           280              14,384
                                                           ---------------
                                                                 361,911
                                                           ---------------
FOOTWEAR (0.0%)
NIKE, Inc. - Class B .................           700              39,368
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + .......           330              12,213
International Game Technology + ......            80               5,464
                                                           ---------------
                                                                  17,677
                                                           ---------------
GOLD/PRECIOUS METALS MINING (0.0%)
Barrick Gold Corp. ...................         1,230              19,618
Newmont Mining Corp. .................           650              12,422
Placer Dome, Inc. ....................           600               6,546
                                                           ---------------
                                                                  38,586
                                                           ---------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. .................           250               9,433
Stanley Works (The) ..................           220              10,245
                                                           ---------------
                                                                  19,678
                                                           ---------------
HEALTH CARE - DIVERSIFIED (0.3%)
Abbott Laboratories ..................         3,860             215,195
Johnson & Johnson ....................         7,626             450,697
                                                           ---------------
                                                                 665,892
                                                           ---------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + .........           716              30,165
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.6%)
Allergan, Inc. .......................           400              30,020
Eli Lilly & Co. ......................         2,730             214,414
Forest Laboratories, Inc. - Class A +            420              34,419
Merck & Co., Inc. ....................         3,090             181,692
Pfizer, Inc. .........................        15,485             617,078
Pharmacia Corp. ......................         3,325             141,811
                                                           ---------------
                                                               1,219,434
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA Inc. .............................         1,370              52,800
Health Management Associates, Inc. + .           480               8,832
Tenet Healthcare Corp. + .............           790              46,389
                                                           ---------------
                                                                 108,021
                                                           ---------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ...................           260               6,165
                                                           ---------------

40 See Notes to Portfolio of Investments.

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
HEALTH CARE - MANAGED CARE (0.1%)
CIGNA Corp. ..........................           430        $     39,839
UnitedHealth Group Inc. ..............         1,470             104,032
Wellpoint Health Networks, Inc. + ....           180              21,033
                                                           ---------------
                                                                 164,904
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.2%)
Bard (C.R.) Inc. .....................           120               7,740
Bausch & Lomb, Inc. ..................           170               6,402
Baxter International, Inc. ...........           790              42,368
Becton, Dickinson & Co. ..............           750              24,862
Biomet, Inc. .........................           490              15,141
Boston Scientific Corp. + ............         1,190              28,703
Celera Genomics Group - Applera Corp.            550              21,598
Guidant Corp. + ......................           910              45,318
Medtronic, Inc. ......................         3,090             158,239
St. Jude Medical, Inc. + .............           210              16,307
Stryker Corp. ........................           600              35,022
Zimmer Holdings, Inc. + ..............           420              12,827
                                                           ---------------
                                                                 414,527
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + ..................         1,060              15,709
Quintiles Transnational Corp. + ......           380               6,111
                                                           ---------------
                                                                  21,820
                                                           ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. ................           400               9,200
Maytag Corp. .........................           210               6,516
Whirlpool Corp. ......................           270              19,799
                                                           ---------------
                                                                  35,515
                                                           ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.3%)
Clorox Co. ...........................         1,070              42,319
Colgate-Palmolive Co. ................         1,420              82,005
Kimberly-Clark Corp. .................         1,340              80,132
Procter & Gamble Co. .................         5,880             465,284
                                                           ---------------
                                                                 669,740
                                                           ---------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. .................           500              19,795
Newell Rubbermaid Inc. ...............           970              26,743
                                                           ---------------
                                                                  46,538
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.1%)
AFLAC, Inc. ..........................         2,390              58,698
Jefferson-Pilot Corp. ................           340              15,732
John Hancock Financial Services, Inc.          1,410              58,233
Lincoln National Corp. ...............           600              29,142
MetLife, Inc. ........................         2,600              82,368
Torchmark Corp. ......................           330              12,979
UnumProvident Corp. ..................           740              19,617
                                                           ---------------
                                                                 276,769
                                                           ---------------
INSURANCE - MULTI-LINE (0.3%)
American International Group, Inc. ...         6,441             511,416
Hartford Financial Services Group,
 Inc..................................           440              27,645
Loews Corp. ..........................           450              24,921
                                                           ---------------
                                                                 563,982
                                                           ---------------

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
INSURANCE - PROPERTY/CASUALTY (0.1%)
Allstate Corp. (The) .................         1,840        $     62,008
Chubb Corp. ..........................           520              35,880
Cincinnati Financial Corp. ...........           760              28,994
MBIA, Inc. ...........................           640              34,323
MGIC Investment Corp. ................           270              16,664
Progressive Corp. ....................           320              47,776
SAFECO Corp. .........................           630              19,625
St. Paul Co., Inc. ...................           650              28,581
XL Capital Ltd. ......................           300              27,408
                                                           ---------------
                                                                 301,259
                                                           ---------------
INSURANCE BROKERS (0.1%)
Aon Corp. ............................           800              28,416
Marsh & McLennan Co., Inc. ...........           670              71,992
                                                           ---------------
                                                                 100,408
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.1%)
Bear Stearns Co., Inc. (The) .........           240              14,074
Charles Schwab Corp. .................         3,280              50,741
Lehman Brothers Holdings Inc. ........           610              40,748
Merrill Lynch & Co., Inc. ............         3,060             159,487
                                                           ---------------
                                                                 265,050
                                                           ---------------
INVESTMENT MANAGEMENT (0.0%)
Franklin Resources, Inc. .............           770              27,158
Stilwell Financial, Inc. .............           420              11,432
T. Rowe Price Group Inc. .............           330              11,461
                                                           ---------------
                                                                  50,051
                                                           ---------------
LEISURE TIME - PRODUCTS (0.0%)
Brunswick Corp. ......................           190               4,134
Harley-Davidson, Inc. ................           760              41,276
Hasbro, Inc. .........................           860              13,958
Mattel, Inc. .........................         1,340              23,048
                                                           ---------------
                                                                  82,416
                                                           ---------------
LODGING - HOTELS (0.1%)
Carnival Corp. .......................         2,760              77,501
Hilton Hotels Corp. ..................           860               9,391
Marriott International, Inc. .........           500              20,325
Starwood Hotels & Resorts Worldwide,
 Inc..................................           420              12,537
                                                           ---------------
                                                                 119,754
                                                           ---------------
MACHINERY - DIVERSIFIED (0.0%)
Caterpillar, Inc. ....................           540              28,215
Deere & Co. ..........................           450              19,647
Dover Corp. ..........................           600              22,242
Ingersoll-Rand Co. ...................           320              13,379
                                                           ---------------
                                                                  83,483
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.3%)
Crane Co. ............................            70               1,795
Danaher Corp. ........................           180              10,856
Eaton Corp. ..........................           250              18,603
Honeywell International Inc. .........         1,100              37,202
Illinois Tool Works, Inc. ............           750              50,790
ITT Industries, Inc. .................           230              11,615
Johnson Controls, Inc. ...............           200              16,150

                                       See Notes to Portfolio of Investments. 41

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES G (CONTINUED)

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Minnesota Mining and Manufacturing Co.
 (3M).................................         1,030        $    121,756
Parker-Hannifin Corp. ................           300              13,773
Textron, Inc. ........................           190               7,877
Thermo Electron Corp. ................           400               9,544
Tyco International Ltd. ..............         4,839             285,017
United Technologies Corp. ............         1,210              78,202
                                                           ---------------
                                                                 663,180
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Dennison Corp. .................           180              10,175
Pall Corp. ...........................           400               9,624
Sealed Air Corp. + ...................           180               7,348
                                                           ---------------
                                                                  27,147
                                                           ---------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +           360               4,820
Inco Ltd. + ..........................           270               4,574
                                                           ---------------
                                                                   9,394
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.1%)
El Paso Corp. ........................           699              31,182
KeySpan Energy Corp. .................           340              11,781
Kinder Morgan, Inc. ..................           380              21,162
NICOR, Inc. ..........................           150               6,246
NiSource Inc. ........................           310               7,149
Peoples Energy Corp. .................            80               3,034
Sempra Energy ........................           770              18,904
Williams Co.'s, Inc. (The) ...........           700              17,864
                                                           ---------------
                                                                 117,322
                                                           ---------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ...................           750              28,208
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.0%)
Baker Hughes Inc. ....................           620              22,612
Halliburton Co. ......................           650               8,515
Noble Drilling Corp. + ...............           280               9,531
Rowan Co., Inc. + ....................           200               3,874
Transocean Sedco Forex Inc. ..........           620              20,968
                                                           ---------------
                                                                  65,500
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.0%)
Anadarko Petroleum Corp. .............           643              36,555
Burlington Resources, Inc. ...........           410              15,391
Devon Energy Corp. ...................           250               9,662
EOG Resources, Inc. ..................           270              10,560
Unocal Corp. .........................           470              16,953
                                                           ---------------
                                                                  89,121
                                                           ---------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. .....................           320              14,746
Sunoco, Inc. .........................           250               9,335
                                                           ---------------
                                                                  24,081
                                                           ---------------
OIL - DOMESTIC INTEGRATED (0.1%)
Amerada Hess Corp. ...................            80               5,000
Conoco Inc. ..........................         1,500              42,450
Occidental Petroleum Corp. ...........           580              15,387


                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
OIL - DOMESTIC INTEGRATED (CONTINUED)
Phillips Petroleum Co. ...............         1,414        $     85,208
USX-Marathon Group ...................         1,400              42,000
                                                           ---------------
                                                                 190,045
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (0.5%)
ChevronTexaco Corp. ..................         2,615             234,330
Exxon Mobil Corp. ....................        16,800             660,240
Royal Dutch Petroleum Co. ............         2,850             139,707
                                                           ---------------
                                                               1,034,277
                                                           ---------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. ..................           150               5,102
Georgia-Pacific Corp. ................           460              12,701
International Paper Co. ..............         1,290              52,051
Mead Corp. ...........................           200               6,178
Weyerhaeuser Co. .....................           470              25,418
Willamette Industries, Inc. ..........           220              11,466
                                                           ---------------
                                                                 112,916
                                                           ---------------
PERSONAL CARE (0.1%)
Alberto-Culver Co. - Class B .........           100               4,474
Avon Products, Inc. ..................           700              32,550
Gillette Co. .........................         2,750              91,850
                                                           ---------------
                                                                 128,874
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.0%)
Eastman Kodak Co. ....................           500              14,715
Xerox Corp. ..........................         3,250              33,865
                                                           ---------------
                                                                  48,580
                                                           ---------------
PUBLISHING (0.0%)
McGraw-Hill Co., Inc. (The) ..........           400              24,392
Meredith Corp. .......................           100               3,565
                                                           ---------------
                                                                  27,957
                                                           ---------------
PUBLISHING - NEWSPAPERS (0.0%)
Dow Jones & Co., Inc. ................            80               4,378
Gannett Co., Inc. ....................           650              43,700
New York Times Co. ...................           360              15,570
Tribune Co. ..........................           600              22,458
                                                           ---------------
                                                                  86,106
                                                           ---------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ...         1,190              33,951
CSX Corp. ............................           600              21,030
Norfolk Southern Corp. ...............           570              10,448
Union Pacific Corp. ..................           580              33,060
                                                           ---------------
                                                                  98,489
                                                           ---------------
REIT DIVERSIFIED (0.0%)
Equity Office Properties Trust .......         1,150              34,592
Equity Residential Properties Trust ..           750              21,533
                                                           ---------------
                                                                  56,125
                                                           ---------------
RESTAURANTS (0.1%)
Darden Restaurants, Inc. .............           340              12,036
McDonald's Corp. .....................         3,200              84,704
Starbucks Corp. + ....................           760              14,478
Tricon Global Restaurants, Inc. + ....           460              22,632

42 See Notes to Portfolio of Investments.

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
RESTAURANTS (CONTINUED)
Wendy's International, Inc. ..........           310        $      9,043
                                                           ---------------
                                                                 142,893
                                                           ---------------
RETAIL - BUILDING SUPPLIES (0.3%)
Home Depot, Inc. .....................        10,650             543,257
Lowe's Co., Inc. .....................         3,610             167,540
Sherwin-Williams Co. .................           310               8,525
                                                           ---------------
                                                                 719,322
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Best Buy Co., Inc. + .................         1,050              78,204
Circuit City Stores - Circuit City
 Group................................           910              23,614
RadioShack Corp. .....................           790              23,779
                                                           ---------------
                                                                 125,597
                                                           ---------------
RETAIL - DEPARTMENT STORES (0.1%)
Federated Department Stores, Inc. + ..           710              29,039
J.C. Penney Co., Inc. ................         1,230              33,087
Kohl's Corp. + .......................           850              59,874
May Department Stores Co. ............           900              33,282
Nordstrom, Inc. ......................           550              11,126
                                                           ---------------
                                                                 166,408
                                                           ---------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ...........           300               8,994
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.4%)
Costco Wholesale Corp. + .............         1,120              49,706
Sears, Roebuck & Co. .................           970              46,211
Target Corp. .........................         1,330              54,596
Wal-Mart Stores, Inc. ................        11,000             633,050
                                                           ---------------
                                                                 783,563
                                                           ---------------
RETAIL - SPECIALITY (0.1%)
AutoZone, Inc. + .....................           480              34,464
Bed Bath & Beyond, Inc. + ............           600              20,340
Office Depot, Inc. + .................         1,310              24,288
Staples, Inc. + ......................         1,610              30,107
Tiffany & Co. ........................           260               8,182
                                                           ---------------
                                                                 117,381
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.0%)
Gap, Inc. (The) ......................         2,610              36,384
Limited, Inc. (The) ..................         1,100              16,192
TJX Companies, Inc. ..................           840              33,482
                                                           ---------------
                                                                  86,058
                                                           ---------------
RETAIL STORES - DRUG STORE (0.0%)
Walgreen Co. .........................         1,400              47,124
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.0%)
Albertson's, Inc. ....................         1,040              32,750
Safeway, Inc. + ......................           690              28,807
                                                           ---------------
                                                                  61,557
                                                           ---------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. ..........           675              18,326
Golden West Financial Corp. ..........           360              21,186
Washington Mutual Financial Corp. ....         2,220              72,594
                                                           ---------------
                                                                 112,106
                                                           ---------------

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
SERVICES - ADVERTISING/MARKETING (0.0%)
Interpublic Group of Co.'s, Inc. .....           970        $     28,654
Omnicom Group, Inc. ..................           250              22,337
TMP Worldwide Inc. + .................           450              19,305
                                                           ---------------
                                                                  70,296
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.1%)
Cendant Corp. + ......................         4,570              89,618
Cintas Corp. .........................           240              11,520
Convergys Corp. + ....................           300              11,247
H&R Block, Inc. ......................           850              37,995
                                                           ---------------
                                                                 150,380
                                                           ---------------
SERVICES - COMPUTER SYSTEMS (0.1%)
Computer Sciences Corp. + ............           300              14,694
Electronic Data Systems Corp. ........         1,180              80,889
Sabre Holdings Corp. + ...............           580              24,563
                                                           ---------------
                                                                 120,146
                                                           ---------------
SERVICES - DATA PROCESSING (0.1%)
Automatic Data Processing, Inc. ......         1,610              94,829
Concord EFS, Inc. + ..................         1,210              39,664
Equifax, Inc. ........................           260               6,279
First Data Corp. .....................         1,360             106,692
Fiserv, Inc. + .......................           725              30,682
                                                           ---------------
                                                                 278,146
                                                           ---------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ....           400              10,680
                                                           ---------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .........................           330              13,721
RR Donnelley & Sons Co. ..............           300               8,907
                                                           ---------------
                                                                  22,628
                                                           ---------------
STEEL (0.0%)
Allegheny Technologies Inc. ..........           190               3,183
Nucor Corp. ..........................           220              11,651
Worthington Industries ...............           140               1,988
                                                           ---------------
                                                                  16,822
                                                           ---------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. ........................         2,300              20,516
                                                           ---------------
TELEPHONE (0.4%)
ALLTEL Corp. .........................         1,380              85,187
BellSouth Corp. ......................         4,730             180,450
CenturyTel, Inc. .....................           300               9,840
SBC Communications, Inc. .............         8,310             325,503
Verizon Communications ...............         3,650             173,229
                                                           ---------------
                                                                 774,209
                                                           ---------------
TELEPHONE LONG DISTANCE (0.1%)
AT&T Corp. ...........................        12,690             230,197
                                                           ---------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ..................           100               4,975
VF Corp. .............................           320              12,483
                                                           ---------------
                                                                  17,458
                                                           ---------------
TOBACCO (0.1%)
Philip Morris Co. Inc. ...............         5,370             246,214

                                       See Notes to Portfolio of Investments. 43

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES G (CONTINUED)

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------      -------------
TOBACCO (CONTINUED)
UST, Inc. ............................           420        $     14,700
                                                           ---------------
                                                                 260,914
                                                           ---------------
TRUCKS & PARTS (0.0%)
PACCAR, Inc. .........................           180              11,812
                                                           ---------------
WASTE MANAGEMENT (0.0%)
Allied Waste Industries, Inc. + ......           280               3,937
Waste Management, Inc. ...............         1,550              49,460
                                                           ---------------
                                                                  53,397
                                                           ---------------
TOTAL COMMON STOCKS (COST $25,637,066)                        25,690,996
                                                           ---------------
                                         PRINCIPAL

                                           AMOUNT
                                        --------------
LONG-TERM BONDS AND NOTES (87.7%)
Federal Home Loan Bank,
 Zero Coupon, 12/14/04 ...............  $ 30,000,000          26,479,800
Federal Home Loan Mortgage Corp.,
 Zero Coupon, 12/14/04 ...............    25,000,000          22,035,250
Federal National Mortgage Assoc.,
 Zero Coupon, 12/14/04 ...............    40,000,000          35,256,400
Israel Trust, Zero Coupon, 11/15/04 ..     5,956,000           5,277,969
Israel Trust, Zero Coupon, 11/15/04 ..    10,000,000           8,861,600
Turkey Trust, Zero Coupon, 11/15/04 ..     1,455,000           1,289,363
U.S. Treasury Strip, Zero Coupon,
 11/15/04.............................    94,620,000          84,771,950
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $178,336,199)                                               183,972,332
                                                           ---------------
TOTAL INVESTMENTS
 (COST $203,973,265)(a)                                      209,663,328
OTHER ASSETS LESS LIABILITIES                                    157,627
                                                           ---------------
TOTAL NET ASSETS                                            $209,820,955
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $209,457,560. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains................................          $  2,076,870
Unrealized losses...............................            (1,871,102)
                                                          ------------
 Net unrealized gain............................          $    205,768
                                                          ============


+    Non-income producing security.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

44 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES H

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
COMMON STOCKS (17.3%)
AEROSPACE/DEFENSE (0.2%)
Boeing Co. ...........................         2,350       $      91,133
General Dynamics Corp. ...............           600              47,784
Goodrich Co. .........................           280               7,453
Lockheed Martin Corp. ................         1,140              53,204
Northrop Grumman Corp. ...............           280              28,227
Rockwell Collins, Inc. ...............           700              13,650
                                                           ---------------
                                                                 241,451
                                                           ---------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ...........         1,852              26,576
                                                           ---------------
AIR FREIGHT (0.0%)
FedEx Corp. + ........................           700              36,316
                                                           ---------------
AIRLINES (0.0%)
Delta Air Lines, Inc. ................           550              16,093
Southwest Airlines Co. ...............         2,300              42,504
                                                           ---------------
                                                                  58,597
                                                           ---------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd. ..................           800              28,744
Alcoa Inc. ...........................         1,234              43,869
                                                           ---------------
                                                                  72,613
                                                           ---------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. .............           200               3,192
Dana Corp. ...........................           250               3,470
Delphi Automotive Systems Corp. ......         1,300              17,758
Genuine Parts Co. ....................           350              12,845
Goodyear Tire & Rubber Co. (The) .....           400               9,524
Snap-On, Inc. ........................           100               3,366
TRW, Inc. ............................           550              20,372
Visteon Corp. ........................           485               7,294
                                                           ---------------
                                                                  77,821
                                                           ---------------
AUTOMOBILES (0.1%)
Ford Motor Co. .......................         4,890              76,871
General Motors Corp. .................         1,500              72,900
                                                           ---------------
                                                                  149,771
                                                           ---------------
BANKS - MAJOR REGIONAL (0.8%)
AmSouth Bancorporation ...............         1,050              19,845
Bank of New York Co., Inc. ...........         1,950              79,560
Bank One Corp. .......................         3,200             124,960
BB&T Corp. ...........................         1,250              45,137
Comerica, Inc. .......................           430              24,639
Fifth Third Bancorp ..................         1,594              97,760
Fleet Boston Financial Corp. .........         4,424             161,476
Huntington Bancshares Inc. ...........           500               8,595
KeyCorp ..............................         1,000              24,340
Mellon Financial Corp. ...............         1,400              52,668
National City Corp. ..................         1,650              48,246
Northern Trust Corp. .................           700              42,154
PNC Financial Services Group .........           900              50,580
Regions Financial Corp. ..............           550              16,522
SouthTrust Corp. .....................         1,400              34,538

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
BANKS - MAJOR REGIONAL (CONTINUED)
Suntrust Banks, Inc. .................           750        $     47,025
Synovus Financial Corp. ..............           950              23,798
U.S. Bancorp .........................         5,224             109,338
Union Planters Corp. .................           300              13,539
Wells Fargo & Co. ....................         6,600             286,770
Zions Bancorporation .................           300              15,774
                                                           ---------------
                                                               1,327,264
                                                           ---------------
BANKS - MONEY CENTER (0.4%)
Bank of America Corp. ................         7,700             484,715
Wachovia Corp. .......................         3,550             111,328
                                                           ---------------
                                                                 596,043
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.1%)
Anheuser-Busch Co.'s, Inc. ...........         2,450             110,764
Brown-Forman Corp. ...................           150               9,390
Coors (Adolph) Co. ...................           100               5,340
                                                           ---------------
                                                                 125,494
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.4%)
Coca-Cola Co. ........................         6,630             312,604
Coca-Cola Enterprises Inc. ...........           950              17,993
Pepsi Bottling Group, Inc. ...........           600              14,100
PepsiCo, Inc. ........................         4,800             233,712
                                                           ---------------
                                                                 578,409
                                                           ---------------
BIOTECHNOLOGY (0.2%)
Amgen, Inc. + ........................         2,750             155,210
Biogen, Inc. + .......................           450              25,808
Chiron Corp. + .......................           600              26,304
Genzyme Corp. + ......................           550              32,923
Immunex Corp. + ......................         2,150              59,576
MedImmune, Inc. + ....................           600              27,810
                                                           ---------------
                                                                 327,631
                                                           ---------------
BROADCASTING - TV, RADIO & CABLE (0.1%)
Clear Channel Communications, Inc. + .           850              43,273
Comcast Corp. - Class A Special + ....         2,500              90,000
Univision Communications, Inc. + .....           350              14,161
                                                           ---------------
                                                                 147,434
                                                           ---------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ..........................         1,150              28,175
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services Inc. + ........         6,865              98,650
Sprint Corp. (PCS Group) + ...........         1,450              35,395
                                                           ---------------
                                                                 134,045
                                                           ---------------
CHEMICALS (0.2%)
Air Products and Chemicals, Inc. .....           500              23,455
Dow Chemical Co. .....................         1,550              52,359
Du Pont (E.I.) de Nemours & Co. ......         2,850             121,153
Eastman Chemical Co. .................           200               7,804
Praxair, Inc. ........................           350              19,337
Rohm & Haas Co. ......................           350              12,121
                                                           ---------------
                                                                 236,229
                                                           ---------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. ......................           200               5,536

                                          See Notes to Financial Statements. 45

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES H (CONTINUED)

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
CHEMICALS - DIVERSIFIED (CONTINUED)
PPG Industries Inc. ..................           400        $     20,688
                                                           ---------------
                                                                  26,224
                                                           ---------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. .........................           300              12,075
International Flavors & Fragrances,
 Inc..................................           390              11,587
                                                           ---------------
                                                                  23,662
                                                           ---------------
COMMUNICATIONS EQUIPMENT (0.2%)
Comverse Technology, Inc. + ..........           400               8,948
JDS Uniphase Corp. + .................         2,700              23,571
Lucent Technologies, Inc. ............         5,000              31,450
Motorola, Inc. .......................         6,050              90,871
Nortel Networks Corp. ................         5,250              39,375
Qualcomm Inc. + ......................         1,100              55,550
Scientific-Atlanta, Inc. .............           400               9,576
Tellabs, Inc. + ......................           550               8,228
                                                           ---------------
                                                                 267,569
                                                           ---------------
COMPUTERS - HARDWARE (0.7%)
Apple Computer, Inc. + ...............           550              12,045
Compaq Computer Corp. ................         3,850              37,576
Dell Computer Corp. + ................        12,800             347,904
Gateway, Inc. + ......................           950               7,638
Hewlett-Packard Co. ..................         5,350             109,889
International Business Machines Corp.          4,550             550,368
NCR Corp. + ..........................           200               7,372
Sun Microsystems, Inc. + .............         8,950             110,443
                                                           ---------------
                                                               1,183,235
                                                           ---------------
COMPUTERS - NETWORKING (0.4%)
Cisco Systems, Inc. + ................        28,600             517,946
Network Appliance, Inc. + ............         1,700              37,179
                                                           ---------------
                                                                 555,125
                                                           ---------------
COMPUTERS - PERIPHERALS (0.1%)
EMC Corp. ............................         6,100              81,984
Lexmark International Group, Inc. + ..           200              11,800
                                                           ---------------
                                                                  93,784
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (0.9%)
Autodesk, Inc. .......................           200               7,454
BMC Software, Inc. + .................         1,250              20,462
Citrix Systems, Inc. + ...............           350               7,931
Computer Associates International,
 Inc..................................         2,910             100,366
Compuware Corp. + ....................         1,350              15,917
Intuit Inc. + ........................           400              17,104
Mercury Interactive Corp. + ..........           130               4,417
Microsoft Corp. + ....................        14,300             947,661
Novell, Inc. + .......................         2,150               9,869
Oracle Corp. + .......................        15,600             215,436
PeopleSoft, Inc. + ...................           700              28,140
Siebel Systems, Inc. + ...............         1,200              33,576
Unisys Corp. + .......................         1,100              13,794
VERITAS Software Corp. + .............         1,200              53,784
Yahoo! Inc. + ........................         1,700              30,158
                                                           ---------------
                                                               1,506,069
                                                           ---------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. .................           250        $     11,985
                                                           ---------------
CONSUMER FINANCE (0.1%)
Capital One Financial Corp. ..........           550              29,672
Household International, Inc. ........         1,870             108,348
MBNA Corp. ...........................         2,300              80,960
                                                           ---------------
                                                                 218,980
                                                           ---------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ...........................            90               6,363
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. ......................           170               8,361
Pactiv Corp. + .......................           450               7,987
Temple-Inland Inc. ...................           100               5,673
                                                           ---------------
                                                                  22,021
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (0.1%)
AmerisourceBergen Corp. ..............           150               9,533
Cardinal Health, Inc. ................           700              45,262
McKesson HBOC, Inc. ..................           650              24,310
Supervalu, Inc. ......................           520              11,502
Sysco Corp. ..........................         2,050              53,751
                                                           ---------------
                                                                 144,358
                                                           ---------------
ELECTRIC COMPANIES (0.4%)
Allegheny Energy, Inc. ...............           370              13,401
Ameren Corp. .........................           460              19,458
American Electric Power Co., Inc. ....         1,000              43,530
Cinergy Corp. ........................           330              11,032
CMS Energy Corp. .....................           300               7,209
Consolidated Edison, Inc. ............           650              26,234
Constellation Energy Group ...........           500              13,275
Dominion Resources, Inc. .............           700              42,070
DTE Energy Co. .......................           370              15,518
Duke Energy Corp. ....................         2,100              82,446
Entergy Corp. ........................           580              22,684
Exelon Corp. .........................           807              38,639
FirstEnergy Corp. ....................         1,170              40,927
FPL Group, Inc. ......................           450              25,380
Mirant Corp. + .......................         1,574              25,215
Niagara Mohawk Holdings Inc. + .......           550               9,752
PG&E Corp. + .........................           500               9,620
Pinnacle West Capital Corp. ..........           290              12,137
PPL Corp. ............................           430              14,986
Progress Energy, Inc. ................           900              40,527
Public Service Enterprise Group, Inc.            450              18,985
Reliant Energy Inc. ..................           790              20,951
Southern Co. .........................         1,850              46,897
TECO Energy, Inc. ....................           350               9,184
TXU Corp. ............................           800              37,720
Xcel Energy, Inc. ....................         1,465              40,639
                                                           ---------------
                                                                 688,416
                                                           ---------------
ELECTRICAL EQUIPMENT (0.8%)
Cooper Industries, Inc. ..............           300              10,476
Emerson Electric Co. .................         1,200              68,520

46 See Notes to Portfolio of Investments

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
ELECTRICAL EQUIPMENT (CONTINUED)
General Electric Co. .................        26,550        $  1,064,124
Molex, Inc. ..........................           400              12,380
Sanmina - SCI Corp. + ................         1,450              28,855
Solectron Corp. + ....................         2,150              24,252
                                                           ---------------
                                                               1,208,607
                                                           ---------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ................           250              12,000
                                                           ---------------
ELECTRONICS - DEFENSE (0.0%)
Raytheon Co. .........................         1,050              34,094
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.0%)
Agilent Technologies, Inc. + .........         1,000              28,510
Tektronix, Inc. + ....................           210               5,414
                                                           ---------------
                                                                  33,924
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (0.7%)
Advanced Micro Devices, Inc. + .......           600               9,516
Altera Corp. + .......................         1,050              22,281
Analog Devices, Inc. + ...............         1,000              44,390
Broadcom Corp. - Class A + ...........           750              30,652
Conexant Systems, Inc. + .............           650               9,334
Intel Corp. ..........................        17,800             559,810
Linear Technology Corp. ..............         1,600              62,464
LSI Logic Corp. + ....................           950              14,991
Maxim Integrated Products, Inc. + ....         1,700              89,267
Micron Technology, Inc. + ............           900              27,900
National Semiconductor Corp. + .......           500              15,395
NVIDIA Corp. + .......................           400              26,760
PMC Sierra Inc. + ....................           500              10,630
QLogic Corp. + .......................           200               8,902
Texas Instruments, Inc. ..............         4,700             131,600
Xilinx, Inc. + .......................           900              35,145
                                                           ---------------
                                                               1,099,037
                                                           ---------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ..........................           200               7,480
                                                           ---------------
ENTERTAINMENT (0.4%)
AOL Time Warner Inc. + ...............        11,900             381,990
Viacom, Inc. - Class B + .............         4,700             207,505
Walt Disney Co. (The) ................         5,750             119,140
                                                           ---------------
                                                                 708,635
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.0%)
KLA-Tencor Corp. + ...................           500              24,780
Teradyne, Inc. + .....................           400              12,056
                                                           ---------------
                                                                  36,836
                                                           ---------------
FINANCIAL - DIVERSIFIED (1.1%)
Ambac Financial Group, Inc. ..........           240              13,886
American Express Co. .................         3,700             132,053
Citigroup Inc. .......................        13,659             689,506
Fannie Mae ...........................         4,910             390,345
Freddie Mac ..........................         3,510             229,554
J.P. Morgan Chase & Co. ..............         5,230             190,111
Moody's Corp. ........................           550              21,923
State Street Corp. ...................           950              49,638

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
FINANCIAL - DIVERSIFIED (CONTINUED)
USA Education Inc. ...................           450        $     37,809
                                                           ---------------
                                                               1,754,825
                                                           ---------------
FOODS (0.2%)
Campbell Soup Co. ....................         1,150              34,351
ConAgra Foods, Inc. ..................         1,650              39,220
General Mills, Inc. ..................         1,100              57,211
Heinz (H.J.) Co. .....................           500              20,560
Hershey Foods Corp. ..................           300              20,310
Kellogg Co. ..........................         2,100              63,210
Sara Lee Corp. .......................         2,350              52,240
Unilever NV ..........................         1,500              86,415
Wrigley (Wm.) Jr. Co. ................           300              15,411
                                                           ---------------
                                                                 388,928
                                                           ---------------
FOOTWEAR (0.0%)
NIKE, Inc. - Class B .................           600              33,744
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + .......           240               8,882
International Game Technology + ......           200              13,660
                                                           ---------------
                                                                  22,542
                                                           ---------------
GOLD/PRECIOUS METALS MINING (0.0%)
Barrick Gold Corp. ...................         1,200              19,140
Newmont Mining Corp. .................           400               7,644
Placer Dome, Inc. ....................         1,100              12,001
                                                           ---------------
                                                                  38,785
                                                           ---------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. .................           280              10,564
Stanley Works (The) ..................           300              13,971
                                                           ---------------
                                                                  24,535
                                                           ---------------
HEALTH CARE - DIVERSIFIED (0.4%)
Abbott Laboratories ..................         4,100             228,575
Johnson & Johnson ....................         8,062             476,464
                                                           ---------------
                                                                 705,039
                                                           ---------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + .........           716              30,165
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.8%)
Allergan, Inc. .......................           310              23,266
Eli Lilly & Co. ......................         2,950             231,693
Forest Laboratories, Inc. - Class A +            550              45,072
Merck & Co., Inc. ....................         3,300             194,040
Pfizer, Inc. .........................        16,725             666,491
Pharmacia Corp. ......................         3,588             153,028
                                                           ---------------
                                                               1,313,590
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA Inc. .............................         1,600              61,664
Health Management Associates, Inc. + .           550              10,120
Tenet Healthcare Corp. + .............           950              55,784
                                                           ---------------
                                                                 127,568
                                                           ---------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ...................           300               7,113
                                                           ---------------
HEALTH CARE - MANAGED CARE (0.1%)
CIGNA Corp. ..........................           370              34,280

                                       See Notes to Portfolio of Investments 47

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES H (CONTINUED)

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
HEALTH CARE - MANAGED CARE (CONTINUED)
UnitedHealth Group Inc. ..............         1,590        $    112,524
Wellpoint Health Networks, Inc. + ....           150              17,528
                                                           ---------------
                                                                 164,332
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.3%)
Bard (C.R.) Inc. .....................           130               8,385
Bausch & Lomb, Inc. ..................           200               7,532
Baxter International, Inc. ...........           870              46,658
Becton, Dickinson & Co. ..............           600              19,890
Biomet, Inc. .........................           625              19,313
Boston Scientific Corp. + ............         1,200              28,944
Celera Genomics Group - Applera Corp.            600              23,562
Guidant Corp. + ......................           900              44,820
Medtronic, Inc. ......................         3,350             171,553
St. Jude Medical, Inc. + .............           320              24,848
Stryker Corp. ........................           600              35,022
Zimmer Holdings, Inc. + ..............           490              14,965
                                                           ---------------
                                                                 445,492
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + ..................         1,150              17,043
Quintiles Transnational Corp. + ......           500               8,040
                                                           ---------------
                                                                  25,083
                                                           ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. ................           850              19,550
Maytag Corp. .........................           180               5,585
Whirlpool Corp. ......................           300              21,999
                                                           ---------------
                                                                  47,134
                                                           ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.5%)
Clorox Co. ...........................         1,180              46,669
Colgate-Palmolive Co. ................         1,500              86,625
Kimberly-Clark Corp. .................         1,450              86,710
Procter & Gamble Co. .................         6,650             526,214
                                                           ---------------
                                                                 746,218
                                                           ---------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. .................           500              19,795
Newell Rubbermaid Inc. ...............         1,250              34,463
                                                           ---------------
                                                                  54,258
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.2%)
AFLAC, Inc. ..........................         2,750              67,540
Jefferson-Pilot Corp. ................           350              16,195
John Hancock Financial Services, Inc.          1,600              66,080
Lincoln National Corp. ...............           610              29,628
MetLife, Inc. ........................         2,800              88,704
Torchmark Corp. ......................           400              15,732
UnumProvident Corp. ..................           650              17,231
                                                           ---------------
                                                                 301,110
                                                           ---------------
INSURANCE - MULTI-LINE (0.4%)
American International Group, Inc. ...         6,924             549,766
Hartford Financial Services Group,
 Inc..................................           300              18,849
Loews Corp. ..........................           490              27,136
                                                           ---------------
                                                                 595,751
                                                           ---------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
INSURANCE - PROPERTY/CASUALTY (0.2%)
Allstate Corp. (The) .................         2,110        $     71,107
Chubb Corp. ..........................           500              34,500
Cincinnati Financial Corp. ...........           600              22,890
MBIA, Inc. ...........................           700              37,541
MGIC Investment Corp. ................           220              13,578
Progressive Corp. ....................           340              50,762
SAFECO Corp. .........................           700              21,805
St. Paul Co., Inc. ...................           650              28,581
XL Capital Ltd. ......................           350              31,976
                                                           ---------------
                                                                 312,740
                                                           ---------------
INSURANCE BROKERS (0.1%)
Aon Corp. ............................           600              21,312
Marsh & McLennan Co., Inc. ...........           750              80,588
                                                           ---------------
                                                                 101,900
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.2%)
Bear Stearns Co., Inc. (The) .........           220              12,901
Charles Schwab Corp. .................         3,550              54,918
Lehman Brothers Holdings Inc. ........           650              43,420
Merrill Lynch & Co., Inc. ............         3,300             171,996
                                                           ---------------
                                                                 283,235
                                                           ---------------
INVESTMENT MANAGEMENT (0.0%)
Franklin Resources, Inc. .............           800              28,216
Stilwell Financial, Inc. .............           500              13,610
T. Rowe Price Group Inc. .............           650              22,575
                                                           ---------------
                                                                  64,401
                                                           ---------------
LEISURE TIME - PRODUCTS (0.1%)
Brunswick Corp. ......................           220               4,787
Harley-Davidson, Inc. ................           900              48,879
Hasbro, Inc. .........................           550               8,927
Mattel, Inc. .........................         1,350              23,220
                                                           ---------------
                                                                  85,813
                                                           ---------------
LODGING - HOTELS (0.1%)
Carnival Corp. .......................         2,950              82,836
Hilton Hotels Corp. ..................           750               8,190
Marriott International, Inc. .........           600              24,390
Starwood Hotels & Resorts Worldwide,
 Inc..................................           600              17,910
                                                           ---------------
                                                                 133,326
                                                           ---------------
MACHINERY - DIVERSIFIED (0.1%)
Caterpillar, Inc. ....................           600              31,350
Deere & Co. ..........................           450              19,647
Dover Corp. ..........................           500              18,535
Ingersoll-Rand Co. ...................           350              14,634
                                                           ---------------
                                                                  84,166
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.4%)
Danaher Corp. ........................           200              12,062
Eaton Corp. ..........................           300              22,323
Honeywell International Inc. .........         1,150              38,893
Illinois Tool Works, Inc. ............           700              47,404
ITT Industries, Inc. .................           250              12,625
Johnson Controls, Inc. ...............           300              24,225

48 See Notes to Portfolio of Investments

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Minnesota Mining and Manufacturing Co.
 (3M).................................         1,100        $    130,031
Parker-Hannifin Corp. ................           200               9,182
Textron, Inc. ........................           300              12,438
Thermo Electron Corp. ................           850              20,281
Tyco International Ltd. ..............         5,121             301,627
United Technologies Corp. ............         1,250              80,787
                                                           ---------------
                                                                 711,878
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Dennison Corp. .................           250              14,133
Pall Corp. ...........................           400               9,624
Sealed Air Corp. + ...................           200               8,164
                                                           ---------------
                                                                  31,921
                                                           ---------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +           400               5,356
Inco Ltd. + ..........................           400               6,776
                                                           ---------------
                                                                  12,132
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.1%)
El Paso Corp. ........................           766              34,171
KeySpan Energy Corp. .................           450              15,593
Kinder Morgan, Inc. ..................           450              25,061
NICOR, Inc. ..........................           130               5,413
NiSource Inc. ........................           400               9,224
Peoples Energy Corp. .................            70               2,655
Sempra Energy ........................           840              20,622
Williams Co.'s, Inc. (The) ...........           750              19,140
                                                           ---------------
                                                                 131,879
                                                           ---------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ...................           750              28,208
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.0%)
Baker Hughes Inc. ....................           950              34,647
Noble Drilling Corp. + ...............           300              10,212
Rowan Co., Inc. + ....................           220               4,261
Transocean Sedco Forex Inc. ..........           550              18,601
                                                           ---------------
                                                                  67,721
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Anadarko Petroleum Corp. .............           683              38,828
Burlington Resources, Inc. ...........           500              18,770
Devon Energy Corp. ...................           300              11,595
EOG Resources, Inc. ..................           280              10,951
Unocal Corp. .........................           500              18,035
                                                           ---------------
                                                                  98,179
                                                           ---------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. .....................           260              11,981
Sunoco, Inc. .........................           450              16,803
                                                           ---------------
                                                                  28,784
                                                           ---------------
OIL - DOMESTIC INTEGRATED (0.1%)
Amerada Hess Corp. ...................           130               8,125
Conoco Inc. ..........................         1,820              51,506
Occidental Petroleum Corp. ...........           880              23,346
Phillips Petroleum Co. ...............         1,490              89,788

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
OIL - DOMESTIC INTEGRATED (CONTINUED)
USX-Marathon Group ...................         1,490        $     44,700
                                                           ---------------
                                                                 217,465
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (0.7%)
ChevronTexaco Corp. ..................         2,819             252,611
Exxon Mobil Corp. ....................        18,300             719,190
Royal Dutch Petroleum Co. ............         3,250             159,315
                                                           ---------------
                                                               1,131,116
                                                           ---------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. ..................           190               6,462
Georgia-Pacific Corp. ................           550              15,186
International Paper Co. ..............         1,450              58,507
Mead Corp. ...........................           200               6,178
Weyerhaeuser Co. .....................           650              35,152
Willamette Industries, Inc. ..........           250              13,030
                                                           ---------------
                                                                 134,515
                                                           ---------------
PERSONAL CARE (0.1%)
Alberto-Culver Co. - Class B .........           180               8,053
Avon Products, Inc. ..................           700              32,550
Gillette Co. .........................         2,800              93,520
                                                           ---------------
                                                                 134,123
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.0%)
Eastman Kodak Co. ....................           800              23,544
Xerox Corp. ..........................         3,300              34,386
                                                           ---------------
                                                                  57,930
                                                           ---------------
PUBLISHING (0.0%)
McGraw-Hill Co., Inc. (The) ..........           600              36,588
Meredith Corp. .......................           150               5,348
                                                           ---------------
                                                                  41,936
                                                           ---------------
PUBLISHING - NEWSPAPERS (0.1%)
Dow Jones & Co., Inc. ................           200              10,946
Gannett Co., Inc. ....................           800              53,784
New York Times Co. ...................           500              21,625
Tribune Co. ..........................           950              35,559
                                                           ---------------
                                                                 121,914
                                                           ---------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ...           950              27,103
CSX Corp. ............................           450              15,773
Norfolk Southern Corp. ...............           900              16,497
Union Pacific Corp. ..................           750              42,750
                                                           ---------------
                                                                 102,123
                                                           ---------------
REIT DIVERSIFIED (0.0%)
Equity Office Properties Trust .......           900              27,072
Equity Residential Properties Trust ..           750              21,533
                                                           ---------------
                                                                  48,605
                                                           ---------------
RESTAURANTS (0.1%)
Darden Restaurants, Inc. .............           560              19,824
McDonald's Corp. .....................         3,450              91,322
Starbucks Corp. + ....................           800              15,240
Tricon Global Restaurants, Inc. + ....           300              14,760
Wendy's International, Inc. ..........           220               6,417
                                                           ---------------
                                                                 147,563
                                                          ---------------

                                       See Notes to Portfolio of Investments 49

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES H (CONTINUED)

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
RETAIL - BUILDING SUPPLIES (0.5%)
Home Depot, Inc. .....................        11,450        $    584,064
Lowe's Co., Inc. .....................         3,900             180,999
Sherwin-Williams Co. .................           350               9,625
                                                           ---------------
                                                                 774,688
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Best Buy Co., Inc. + .................         1,100              81,928
Circuit City Stores - Circuit City
 Group................................           850              22,057
RadioShack Corp. .....................           850              25,585
                                                           ---------------
                                                                 129,570
                                                           ---------------
RETAIL - DEPARTMENT STORES (0.1%)
Federated Department Stores, Inc. + ..           900              36,810
J.C. Penney Co., Inc. ................         1,300              34,970
Kohl's Corp. + .......................           900              63,396
May Department Stores Co. ............           900              33,282
Nordstrom, Inc. ......................           600              12,138
                                                           ---------------
                                                                 180,596
                                                           ---------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ...........           350              10,493
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.5%)
Costco Wholesale Corp. + .............         1,200              53,256
Sears, Roebuck & Co. .................           950              45,258
Target Corp. .........................         1,450              59,523
Wal-Mart Stores, Inc. ................        11,850             681,967
                                                           ---------------
                                                                 840,004
                                                           ---------------
RETAIL - SPECIALITY (0.1%)
AutoZone, Inc. + .....................           500              35,900
Bed Bath & Beyond, Inc. + ............           700              23,730
Office Depot, Inc. + .................         1,410              26,141
Staples, Inc. + ......................         1,700              31,790
Tiffany & Co. ........................           300               9,441
                                                           ---------------
                                                                 127,002
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.1%)
Gap, Inc. (The) ......................         2,050              28,577
Limited, Inc. (The) ..................           900              13,248
TJX Companies, Inc. ..................           850              33,881
                                                           ---------------
                                                                  75,706
                                                           ---------------
RETAIL STORES - DRUG STORE (0.0%)
Walgreen Co. .........................         1,500              50,490
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.0%)
Albertson's, Inc. ....................           950              29,916
Safeway, Inc. + ......................           750              31,312
                                                           ---------------
                                                                  61,228
                                                           ---------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. ..........           639              17,349
Golden West Financial Corp. ..........           500              29,425
Washington Mutual Financial Corp. ....         2,595              84,856
                                                           ---------------
                                                                 131,630
                                                           ---------------
SERVICES - ADVERTISING/MARKETING (0.0%)
Interpublic Group of Co.'s, Inc. .....         1,050              31,017
Omnicom Group, Inc. ..................           300              26,805

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
SERVICES - ADVERTISING/MARKETING (CONTINUED)
TMP Worldwide Inc. + .................           500        $     21,450
                                                           ---------------
                                                                  79,272
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.1%)
Cendant Corp. + ......................         5,000              98,050
Cintas Corp. .........................           250              12,000
Convergys Corp. + ....................           300              11,247
H&R Block, Inc. ......................           910              40,677
                                                           ---------------
                                                                 161,974
                                                           ---------------
SERVICES - COMPUTER SYSTEMS (0.1%)
Computer Sciences Corp. + ............           500              24,490
Electronic Data Systems Corp. ........         1,250              85,687
Sabre Holdings Corp. + ...............           650              27,528
                                                           ---------------
                                                                 137,705
                                                           ---------------
SERVICES - DATA PROCESSING (0.2%)
Automatic Data Processing, Inc. ......         1,700             100,130
Concord EFS, Inc. + ..................         1,330              43,597
Equifax, Inc. ........................           500              12,075
First Data Corp. .....................         1,500             117,675
Fiserv, Inc. + .......................           830              35,126
                                                           ---------------
                                                                 308,603
                                                           ---------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ....           450              12,015
                                                           ---------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .........................           390              16,216
RR Donnelley & Sons Co. ..............           350              10,392
                                                           ---------------
                                                                  26,608
                                                           ---------------
STEEL (0.0%)
Nucor Corp. ..........................           240              12,710
Worthington Industries ...............           250               3,550
                                                           ---------------
                                                                  16,260
                                                           ---------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. ........................         2,500              22,300
                                                           ---------------
TELEPHONE (0.5%)
ALLTEL Corp. .........................         1,500              92,595
BellSouth Corp. ......................         5,050             192,658
CenturyTel, Inc. .....................           300               9,840
SBC Communications, Inc. .............         8,950             350,571
Verizon Communications ...............         3,950             187,467
                                                           ---------------
                                                                 833,131
                                                           ---------------
TELEPHONE LONG DISTANCE (0.2%)
AT&T Corp. ...........................        13,650             247,611
                                                           ---------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ..................           120               5,970
VF Corp. .............................           200               7,802
                                                           ---------------
                                                                  13,772
                                                           ---------------
TOBACCO (0.2%)
Philip Morris Co. Inc. ...............         5,750             263,637
UST, Inc. ............................           500              17,500
                                                           ---------------
                                                                 281,137
                                                           ---------------
TRUCKS & PARTS (0.0%)
PACCAR, Inc. .........................           130               8,531
                                                           ---------------

50 See Notes to Portfolio of Investments

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
WASTE MANAGEMENT (0.0%)
Allied Waste Industries, Inc. + ......           400        $      5,624
Waste Management, Inc. ...............         1,650              52,652
                                                           ---------------
                                                                  58,276
                                                           ---------------
TOTAL COMMON STOCKS (COST $27,962,086)                        27,780,660
                                                           ---------------
                                         PRINCIPAL
                                           AMOUNT
                                        --------------
LONG-TERM BONDS AND NOTES (82.5%)
Federal Home Loan Bank,
 Zero Coupon, 12/14/04 ...............  $ 10,000,000           8,826,600
Federal National Mortgage Assoc. -
 Strip, Zero Coupon, 01/15/05 ........    13,022,000          11,428,107
Federal National Mortgage Assoc. -
 Strip, Zero Coupon, 02/07/05 ........     5,005,000           4,377,218
Federal National Mortgage Assoc. -
 Strip, Zero Coupon, 02/15/05 ........     5,588,000           4,908,723
FICO Strip, Zero Coupon, 02/08/05 ....     5,311,000           4,630,130
Freddie Mac, Zero Coupon, 01/15/05 ...    30,080,000          26,202,387
Resolution Funding Corp. Strip,
 Zero Coupon, 01/15/05 ...............    11,372,000          10,055,122
U.S. Treasury Strip, Zero Coupon,
 02/15/05.............................    56,959,000          50,470,231
U.S. Treasury Strip, Zero Coupon,
 02/15/05.............................    12,665,000          11,229,042
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $125,948,503)                                               132,127,560
                                                           ---------------
SHORT-TERM INVESTMENTS (0.2%)
Federal Home Loan Bank, 1.47%,
 01/02/02.............................       299,000             299,000
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $299,000)                                                 299,000
                                                           ---------------
TOTAL INVESTMENTS
 (COST $154,209,589)(a)                                      160,207,220
OTHER ASSETS LESS LIABILITIES                                     31,368
                                                           ---------------
TOTAL NET ASSETS                                            $160,238,588
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $158,562,479. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains..................................          $  3,635,718
Unrealized losses.................................            (1,990,977)
                                                    --------------------
 Net unrealized gain..............................          $  1,644,741
                                                    ====================

+ Non-income producing security.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

                                          See Notes to Financial Statements. 51

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES I

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
COMMON STOCKS (10.1%)
AEROSPACE/DEFENSE (0.1%)
Boeing Co. ............................           780        $    30,249
General Dynamics Corp. ................           180             14,335
Goodrich Co. ..........................           120              3,194
Lockheed Martin Corp. .................           370             17,268
Northrop Grumman Corp. ................            90              9,073
Rockwell Collins, Inc. ................           190              3,705
                                                            --------------
                                                                  77,824
                                                            --------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ............           593              8,509
                                                            --------------
AIR FREIGHT (0.0%)
FedEx Corp. + .........................           260             13,489
                                                            --------------
AIRLINES (0.0%)
Delta Air Lines, Inc. .................           180              5,267
Southwest Airlines Co. ................           660             12,197
                                                            --------------
                                                                  17,464
                                                            --------------
ALUMINUM (0.0%)
Alcan Aluminum Ltd. ...................           270              9,701
Alcoa Inc. ............................           400             14,220
                                                            --------------
                                                                  23,921
                                                            --------------
AUTO PARTS & EQUIPMENT (0.0%)
Cooper Tire & Rubber Co. ..............           100              1,596
Delphi Automotive Systems Corp. .......           590              8,060
Genuine Parts Co. .....................           170              6,239
Goodyear Tire & Rubber Co. (The) ......           220              5,238
Snap-On, Inc. .........................            60              2,020
TRW, Inc. .............................           180              6,667
Visteon Corp. .........................           181              2,722
                                                            --------------
                                                                  32,542
                                                            --------------
AUTOMOBILES (0.1%)
Ford Motor Co. ........................         1,660             26,095
General Motors Corp. ..................           480             23,328
                                                            --------------
                                                                  49,423
                                                            --------------
BANKS - MAJOR REGIONAL (0.5%)
AmSouth Bancorporation ................           340              6,426
Bank of New York Co., Inc. ............           660             26,928
Bank One Corp. ........................           970             37,878
BB&T Corp. ............................           400             14,444
Comerica, Inc. ........................           180             10,314
Fifth Third Bancorp ...................           526             32,260
Fleet Boston Financial Corp. ..........           992             36,208
Huntington Bancshares Inc. ............           230              3,954
KeyCorp ...............................           450             10,953
Mellon Financial Corp. ................           420             15,800
National City Corp. ...................           540             15,790
Northern Trust Corp. ..................           230             13,851
PNC Financial Services Group ..........           260             14,612
Regions Financial Corp. ...............           190              5,708
SouthTrust Corp. ......................           360              8,881
Suntrust Banks, Inc. ..................           260             16,302

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
BANKS - MAJOR REGIONAL (CONTINUED)
Synovus Financial Corp. ...............           290       $      7,264
U.S. Bancorp ..........................         1,700             35,581
Union Planters Corp. ..................           130              5,867
Wells Fargo & Co. .....................         2,120             92,114
Zions Bancorporation ..................            90              4,732
                                                            --------------
                                                                 415,867
                                                            --------------
BANKS - MONEY CENTER (0.2%)
Bank of America Corp. .................         2,470            155,487
Wachovia Corp. ........................         1,170             36,691
                                                            --------------
                                                                 192,178
                                                            --------------
BEVERAGES - ALCOHOLIC (0.1%)
Anheuser-Busch Co.'s, Inc. ............           750             33,907
Brown-Forman Corp. ....................            30              1,878
Coors (Adolph) Co. ....................            40              2,136
                                                            --------------
                                                                  37,921
                                                            --------------
BEVERAGES - NON-ALCOHOLIC (0.2%)
Coca-Cola Co. .........................         2,140            100,901
Coca-Cola Enterprises Inc. ............           420              7,955
Pepsi Bottling Group, Inc. ............           240              5,640
PepsiCo, Inc. .........................         1,510             73,522
                                                            --------------
                                                                 188,018
                                                            --------------
BIOTECHNOLOGY (0.1%)
Amgen, Inc. + .........................           900             50,796
Biogen, Inc. + ........................           180             10,323
Chiron Corp. + ........................           190              8,329
Genzyme Corp. + .......................           180             10,775
Immunex Corp. + .......................           680             18,843
MedImmune, Inc. + .....................           220             10,197
                                                            --------------
                                                                 109,263
                                                            --------------
BROADCASTING - TV, RADIO & CABLE (0.0%)
Comcast Corp. - Class A Special + .....           800             28,800
Univision Communications, Inc. + ......           130              5,260
                                                            --------------
                                                                  34,060
                                                            --------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ...........................           440             10,780
                                                            --------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services Inc. + .........         2,211             31,772
Sprint Corp. (PCS Group) + ............           460             11,229
                                                            --------------
                                                                  43,001
                                                            --------------
CHEMICALS (0.1%)
Air Products and Chemicals, Inc. ......           220             10,320
Dow Chemical Co. ......................           430             14,525
Du Pont (E.I.) de Nemours & Co. .......           890             37,834
Eastman Chemical Co. ..................            40              1,561
Praxair, Inc. .........................           160              8,840
Rohm & Haas Co. .......................           130              4,502
                                                            --------------
                                                                  77,582
                                                            --------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .......................           130              3,598
PPG Industries Inc. ...................           140              7,241
                                                            --------------
                                                                  10,839
                                                            --------------

52 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. ..........................           140        $     5,635
International Flavors & Fragrances,
 Inc...................................           160              4,754
                                                            --------------
                                                                  10,389
                                                            --------------
COMMUNICATIONS EQUIPMENT (0.1%)
Andrew Corp. + ........................            90              1,970
Comverse Technology, Inc. + ...........           160              3,579
JDS Uniphase Corp. + ..................         1,200             10,476
Lucent Technologies, Inc. .............         1,600             10,064
Motorola, Inc. ........................         1,830             27,487
Nortel Networks Corp. .................         1,570             11,775
Scientific-Atlanta, Inc. ..............           160              3,831
Tellabs, Inc. + .......................           240              3,590
                                                            --------------
                                                                  72,772
                                                            --------------
COMPUTERS - HARDWARE (0.4%)
Apple Computer, Inc. + ................           240              5,256
Compaq Computer Corp. .................         1,420             13,859
Dell Computer Corp. + .................         4,100            111,438
Hewlett-Packard Co. ...................         1,690             34,713
International Business Machines Corp. .         1,470            177,811
NCR Corp. + ...........................           100              3,686
Sun Microsystems, Inc. + ..............         2,840             35,046
                                                            --------------
                                                                 381,809
                                                            --------------
COMPUTERS - NETWORKING (0.2%)
Cisco Systems, Inc. + .................         9,160            165,887
Network Appliance, Inc. + .............           510             11,154
                                                            --------------
                                                                 177,041
                                                            --------------
COMPUTERS - PERIPHERALS (0.0%)
EMC Corp. .............................         1,890             25,402
Lexmark International Group, Inc. + ...           100              5,900
                                                            --------------
                                                                  31,302
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (0.5%)
Autodesk, Inc. ........................            60              2,236
BMC Software, Inc. + ..................           284              4,649
Citrix Systems, Inc. + ................           170              3,852
Computer Associates International, Inc.           940             32,421
Compuware Corp. + .....................           560              6,602
Intuit Inc. + .........................           200              8,552
Mercury Interactive Corp. + ...........            90              3,058
Microsoft Corp. + .....................         4,580            303,517
Novell, Inc. + ........................           690              3,167
Oracle Corp. + ........................         4,700             64,907
PeopleSoft, Inc. + ....................           280             11,256
Unisys Corp. + ........................           380              4,765
VERITAS Software Corp. + ..............           340             15,239
Yahoo! Inc. + .........................           500              8,870
                                                            --------------
                                                                 473,091
                                                            --------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ..................           120              5,753
                                                            --------------
CONSUMER FINANCE (0.1%)
Capital One Financial Corp. ...........           180              9,711
Household International, Inc. .........           600             34,764

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
CONSUMER FINANCE (CONTINUED)
MBNA Corp. ............................           750       $    26,400
                                                            --------------
                                                                 70,875
                                                            --------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ............................            50              3,535
                                                            --------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. .......................            60              2,951
Pactiv Corp. + ........................           210              3,727
Temple-Inland Inc. ....................            70              3,971
                                                            --------------
                                                                  10,649
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (0.1%)
AmerisourceBergen Corp. ...............            50              3,178
Cardinal Health, Inc. .................           220             14,225
McKesson HBOC, Inc. ...................           280             10,472
Supervalu, Inc. .......................           220              4,866
Sysco Corp. ...........................           570             14,945
                                                            --------------
                                                                  47,686
                                                            --------------
ELECTRIC COMPANIES (0.3%)
Allegheny Energy, Inc. ................           100              3,622
Ameren Corp. ..........................           170              7,191
American Electric Power Co., Inc. .....           320             13,930
Cinergy Corp. .........................           150              5,015
CMS Energy Corp. ......................           120              2,884
Consolidated Edison, Inc. .............           210              8,476
Constellation Energy Group ............           150              3,983
Dominion Resources, Inc. ..............           230             13,823
DTE Energy Co. ........................           160              6,710
Duke Energy Corp. .....................           680             26,697
Entergy Corp. .........................           190              7,431
Exelon Corp. ..........................           275             13,167
FirstEnergy Corp. .....................           380             13,292
FPL Group, Inc. .......................           140              7,896
Mirant Corp. + ........................           507              8,122
Niagara Mohawk Holdings Inc. + ........           180              3,191
PG&E Corp. + ..........................           210              4,040
Pinnacle West Capital Corp. ...........           120              5,022
PPL Corp. .............................           140              4,879
Progress Energy, Inc. .................           290             13,059
Public Service Enterprise Group, Inc. .           200              8,438
Reliant Energy Inc. ...................           260              6,895
Southern Co. ..........................           600             15,210
TECO Energy, Inc. .....................           160              4,198
TXU Corp. .............................           240             11,316
Xcel Energy, Inc. .....................           465             12,899
                                                            --------------
                                                                 231,386
                                                            --------------
ELECTRICAL EQUIPMENT (0.4%)
Cooper Industries, Inc. ...............           120              4,190
Emerson Electric Co. ..................           370             21,127
General Electric Co. ..................         8,420            337,474
Molex, Inc. ...........................           170              5,262
Sanmina - SCI Corp. + .................           440              8,756

                                      See Notes to Portfolio of Investments. 53

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES I (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
ELECTRICAL EQUIPMENT (CONTINUED)
Solectron Corp. + .....................           590        $     6,655
                                                            --------------
                                                                 383,464
                                                            --------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. .................           100              4,800
                                                            --------------
ELECTRONICS - DEFENSE (0.0%)
Raytheon Co. ..........................           310             10,066
                                                            --------------
ELECTRONICS - INSTRUMENTS (0.0%)
Agilent Technologies, Inc. + ..........           430             12,259
Tektronix, Inc. + .....................           110              2,836
                                                            --------------
                                                                  15,095
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (0.4%)
Advanced Micro Devices, Inc. + ........           200              3,172
Altera Corp. + ........................           330              7,003
Analog Devices, Inc. + ................           310             13,761
Broadcom Corp. - Class A + ............           240              9,809
Conexant Systems, Inc. + ..............            50                718
Intel Corp. ...........................         5,710            179,579
Linear Technology Corp. ...............           460             17,958
LSI Logic Corp. + .....................           290              4,576
Maxim Integrated Products, Inc. + .....           540             28,355
National Semiconductor Corp. + ........           240              7,390
NVIDIA Corp. + ........................           110              7,359
PMC Sierra Inc. + .....................           160              3,402
QLogic Corp. + ........................            80              3,561
Texas Instruments, Inc. ...............         1,510             42,280
Xilinx, Inc. + ........................           310             12,105
                                                            --------------
                                                                 341,028
                                                            --------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ...........................           100              3,740
                                                            --------------
ENTERTAINMENT (0.3%)
AOL Time Warner Inc. + ................         3,770            121,017
Viacom, Inc. - Class B + ..............         1,520             67,108
Walt Disney Co. (The) .................         1,750             36,260
                                                            --------------
                                                                 224,385
                                                            --------------
EQUIPMENT - SEMICONDUCTORS (0.0%)
KLA-Tencor Corp. + ....................           140              6,939
Teradyne, Inc. + ......................           180              5,425
                                                            --------------
                                                                  12,364
                                                            --------------
FINANCIAL - DIVERSIFIED (0.6%)
Ambac Financial Group, Inc. ...........           100              5,786
American Express Co. ..................         1,140             40,687
Citigroup Inc. ........................         4,379            221,052
Fannie Mae ............................         1,610            127,995
Freddie Mac ...........................         1,090             71,286
J.P. Morgan Chase & Co. ...............         1,720             62,522
Moody's Corp. .........................           230              9,168
State Street Corp. ....................           290             15,152
USA Education Inc. ....................           140             11,763
                                                            --------------
                                                                 565,411
                                                            --------------
FOODS (0.1%)
Campbell Soup Co. .....................           370             11,052

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
FOODS (CONTINUED)
ConAgra Foods, Inc. ...................           470        $    11,172
General Mills, Inc. ...................           290             15,083
Heinz (H.J.) Co. ......................           160              6,579
Hershey Foods Corp. ...................           140              9,478
Kellogg Co. ...........................           650             19,565
Sara Lee Corp. ........................           740             16,450
Unilever NV ...........................           480             27,653
Wrigley (Wm.) Jr. Co. .................           100              5,137
                                                            --------------
                                                                 122,169
                                                            --------------
FOOTWEAR (0.0%)
NIKE, Inc. - Class B ..................           230             12,935
Reebok International Ltd. + ...........            60              1,590
                                                            --------------
                                                                  14,525
                                                            --------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ........           140              5,181
International Game Technology + .......            40              2,732
                                                            --------------
                                                                   7,913
                                                            --------------
GOLD/PRECIOUS METALS MINING (0.0%)
Barrick Gold Corp. ....................           410              6,540
Newmont Mining Corp. ..................           140              2,675
Placer Dome, Inc. .....................           380              4,146
                                                            --------------
                                                                  13,361
                                                            --------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ..................            80              3,018
Stanley Works (The) ...................           130              6,054
                                                            --------------
                                                                   9,072
                                                            --------------
HEALTH CARE - DIVERSIFIED (0.3%)
Abbott Laboratories ...................         1,330             74,148
Johnson & Johnson .....................         2,575            152,182
                                                            --------------
                                                                 226,330
                                                            --------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + ..........           240             10,111
                                                            --------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.5%)
Allergan, Inc. ........................           130              9,757
Eli Lilly & Co. .......................           970             76,184
Forest Laboratories, Inc. - Class A + .           170             13,932
Merck & Co., Inc. .....................         1,060             62,328
Pfizer, Inc. ..........................         5,350            213,197
Pharmacia Corp. .......................         1,090             46,488
                                                            --------------
                                                                 421,886
                                                            --------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA Inc. ..............................           460             17,729
Health Management Associates, Inc. + ..           230              4,232
Tenet Healthcare Corp. + ..............           310             18,203
                                                            --------------
                                                                  40,164
                                                            --------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ....................           130              3,082
                                                            --------------
HEALTH CARE - MANAGED CARE (0.1%)
CIGNA Corp. ...........................           130             12,044
UnitedHealth Group Inc. ...............           510             36,093

54 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
HEALTH CARE - MANAGED CARE (CONTINUED)
Wellpoint Health Networks, Inc. + .....            50        $     5,843
                                                            --------------
                                                                  53,980
                                                            --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.2%)
Bard (C.R.) Inc. ......................            60              3,870
Bausch & Lomb, Inc. ...................            80              3,013
Baxter International, Inc. ............           280             15,016
Becton, Dickinson & Co. ...............           270              8,950
Biomet, Inc. ..........................           265              8,189
Boston Scientific Corp. + .............           330              7,960
Celera Genomics Group - Applera Corp. .           190              7,461
Guidant Corp. + .......................           310             15,438
Medtronic, Inc. .......................         1,040             53,258
St. Jude Medical, Inc. + ..............           100              7,765
Stryker Corp. .........................           200             11,674
Zimmer Holdings, Inc. + ...............           190              5,803
                                                            --------------
                                                                 148,397
                                                            --------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + ...................           320              4,742
Quintiles Transnational Corp. + .......           200              3,216
                                                            --------------
                                                                   7,958
                                                            --------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. .................           200              4,600
Maytag Corp. ..........................           100              3,103
Whirlpool Corp. .......................            70              5,133
                                                            --------------
                                                                  12,836
                                                            --------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.3%)
Clorox Co. ............................           380             15,029
Colgate-Palmolive Co. .................           460             26,565
Kimberly-Clark Corp. ..................           450             26,910
Procter & Gamble Co. ..................         2,090            165,382
                                                            --------------
                                                                 233,886
                                                            --------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. ..................           160              6,334
Newell Rubbermaid Inc. ................           400             11,028
                                                            --------------
                                                                  17,362
                                                            --------------
INSURANCE - LIFE/HEALTH (0.1%)
AFLAC, Inc. ...........................           820             20,139
Jefferson-Pilot Corp. .................           160              7,403
John Hancock Financial Services, Inc. .           460             18,998
Lincoln National Corp. ................           200              9,714
MetLife, Inc. .........................           890             28,195
Torchmark Corp. .......................           170              6,686
UnumProvident Corp. ...................           240              6,363
                                                            --------------
                                                                  97,498
                                                            --------------
INSURANCE - MULTI-LINE (0.2%)
American International Group, Inc. ....         2,226            176,744
Hartford Financial Services Group, Inc.           130              8,168
Loews Corp. ...........................           160              8,861
                                                            --------------
                                                                 193,773
                                                            --------------
INSURANCE - PROPERTY/CASUALTY (0.1%)
Allstate Corp. (The) ..................           600             20,220

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
INSURANCE - PROPERTY/CASUALTY (CONTINUED)
Chubb Corp. ...........................           180        $    12,420
Cincinnati Financial Corp. ............           270             10,300
MBIA, Inc. ............................           230             12,335
MGIC Investment Corp. .................            60              3,703
Progressive Corp. .....................           110             16,423
SAFECO Corp. ..........................           130              4,049
St. Paul Co., Inc. ....................           140              6,156
XL Capital Ltd. .......................           110             10,050
                                                            --------------
                                                                  95,656
                                                            --------------
INSURANCE BROKERS (0.0%)
Aon Corp. .............................           270              9,590
Marsh & McLennan Co., Inc. ............           230             24,714
                                                            --------------
                                                                  34,304
                                                            --------------
INVESTMENT BANKING/BROKERAGE (0.1%)
Bear Stearns Co., Inc. (The) ..........            80              4,691
Charles Schwab Corp. ..................         1,140             17,636
Lehman Brothers Holdings Inc. .........           210             14,028
Merrill Lynch & Co., Inc. .............         1,060             55,247
                                                            --------------
                                                                  91,602
                                                            --------------
INVESTMENT MANAGEMENT (0.0%)
Franklin Resources, Inc. ..............           270              9,523
Stilwell Financial, Inc. ..............           200              5,444
T. Rowe Price Group Inc. ..............           200              6,946
                                                            --------------
                                                                  21,913
                                                            --------------
LEISURE TIME - PRODUCTS (0.0%)
Brunswick Corp. .......................            90              1,958
Harley-Davidson, Inc. .................           300             16,293
Hasbro, Inc. ..........................           220              3,571
Mattel, Inc. ..........................           420              7,224
                                                            --------------
                                                                  29,046
                                                            --------------
LODGING - HOTELS (0.1%)
Carnival Corp. ........................           950             26,676
Hilton Hotels Corp. ...................           460              5,023
Marriott International, Inc. ..........           260             10,569
Starwood Hotels & Resorts Worldwide,
 Inc...................................           190              5,672
                                                            --------------
                                                                  47,940
                                                            --------------
MACHINERY - DIVERSIFIED (0.0%)
Caterpillar, Inc. .....................           160              8,360
Deere & Co. ...........................           110              4,803
Dover Corp. ...........................           180              6,673
Ingersoll-Rand Co. ....................           140              5,853
                                                            --------------
                                                                  25,689
                                                            --------------
MANUFACTURING - DIVERSIFIED (0.3%)
Crane Co. .............................            40              1,026
Danaher Corp. .........................            70              4,222
Eaton Corp. ...........................            80              5,953
Honeywell International Inc. ..........           370             12,513
Illinois Tool Works, Inc. .............           260             17,607
ITT Industries, Inc. ..................            70              3,535
Johnson Controls, Inc. ................           100              8,075

                                      See Notes to Portfolio of Investments. 55

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES I (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Minnesota Mining and Manufacturing Co.
 (3M)..................................           360        $    42,556
Parker-Hannifin Corp. .................           110              5,050
Textron, Inc. .........................            70              2,902
Thermo Electron Corp. .................           280              6,681
Tyco International Ltd. ...............         1,647             97,008
United Technologies Corp. .............           400             25,852
                                                            --------------
                                                                 232,980
                                                            --------------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Dennison Corp. ..................           130              7,349
Sealed Air Corp. + ....................            80              3,265
                                                            --------------
                                                                  10,614
                                                            --------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +            190              2,544
Inco Ltd. + ...........................           250              4,235
                                                            --------------
                                                                   6,779
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.1%)
El Paso Corp. .........................           238             10,617
KeySpan Energy Corp. ..................           110              3,811
Kinder Morgan, Inc. ...................            90              5,012
NICOR, Inc. ...........................            80              3,331
NiSource Inc. .........................           160              3,690
Peoples Energy Corp. ..................            40              1,517
Sempra Energy .........................           340              8,347
Williams Co.'s, Inc. (The) ............           230              5,870
                                                            --------------
                                                                  42,195
                                                            --------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ....................           260              9,779
                                                            --------------
OIL & GAS - DRILLING & EQUIPMENT (0.0%)
Baker Hughes Inc. .....................           300             10,941
Halliburton Co. .......................           220              2,882
Noble Drilling Corp. + ................           110              3,745
Rowan Co., Inc. + .....................            90              1,743
Transocean Sedco Forex Inc. ...........           300             10,146
                                                            --------------
                                                                  29,457
                                                            --------------
OIL & GAS - EXPLORATION/PRODUCTION (0.0%)
Anadarko Petroleum Corp. ..............           219             12,450
Burlington Resources, Inc. ............           200              7,508
Devon Energy Corp. ....................            60              2,319
EOG Resources, Inc. ...................           110              4,302
Unocal Corp. ..........................           110              3,968
                                                            --------------
                                                                  30,547
                                                            --------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. ......................           110              5,069
Sunoco, Inc. ..........................           120              4,481
                                                            --------------
                                                                   9,550
                                                            --------------
OIL - DOMESTIC INTEGRATED (0.1%)
Amerada Hess Corp. ....................            40              2,500
Conoco Inc. ...........................           560             15,848
Occidental Petroleum Corp. ............           390             10,347
Phillips Petroleum Co. ................           488             29,407

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
OIL - DOMESTIC INTEGRATED (CONTINUED)
USX-Marathon Group ....................           480        $    14,400
                                                            --------------
                                                                  72,502
                                                            --------------
OIL - INTERNATIONAL INTEGRATED (0.4%)
ChevronTexaco Corp. ...................           901             80,738
Exxon Mobil Corp. .....................         5,850            229,905
Royal Dutch Petroleum Co. .............           990             48,530
                                                            --------------
                                                                 359,173
                                                            --------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. ...................            70              2,381
Georgia-Pacific Corp. .................           230              6,350
International Paper Co. ...............           440             17,754
Mead Corp. ............................           100              3,089
Weyerhaeuser Co. ......................           180              9,735
Willamette Industries, Inc. ...........           110              5,733
                                                            --------------
                                                                  45,042
                                                            --------------
PERSONAL CARE (0.1%)
Alberto-Culver Co. - Class B ..........            70              3,132
Avon Products, Inc. ...................           240             11,160
Gillette Co. ..........................           950             31,730
                                                            --------------
                                                                  46,022
                                                            --------------
PHOTOGRAPHY/IMAGING (0.0%)
Eastman Kodak Co. .....................           260              7,652
Xerox Corp. ...........................         1,120             11,670
                                                            --------------
                                                                  19,322
                                                            --------------
PUBLISHING (0.0%)
McGraw-Hill Co., Inc. (The) ...........           190             11,586
Meredith Corp. ........................            90              3,209
                                                            --------------
                                                                  14,795
                                                            --------------
PUBLISHING - NEWSPAPERS (0.0%)
Dow Jones & Co., Inc. .................            80              4,378
Gannett Co., Inc. .....................           230             15,463
New York Times Co. ....................           120              5,190
Tribune Co. ...........................           320             11,978
                                                            --------------
                                                                  37,009
                                                            --------------
RAILROADS (0.0%)
Burlington Northern Santa Fe Corp. ....           380             10,841
CSX Corp. .............................           200              7,010
Norfolk Southern Corp. ................           190              3,483
Union Pacific Corp. ...................           210             11,970
                                                            --------------
                                                                  33,304
                                                            --------------
REIT DIVERSIFIED (0.0%)
Equity Office Properties Trust ........           420             12,634
Equity Residential Properties Trust ...           220              6,316
                                                            --------------
                                                                  18,950
                                                            --------------
RESTAURANTS (0.1%)
Darden Restaurants, Inc. ..............           140              4,956
McDonald's Corp. ......................           630             16,676
Starbucks Corp. + .....................           370              7,048
Tricon Global Restaurants, Inc. + .....           150              7,380
Wendy's International, Inc. ...........           110              3,209
                                                            --------------
                                                                  39,269
                                                            --------------

56 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
RETAIL - BUILDING SUPPLIES (0.3%)
Home Depot, Inc. ......................         3,670        $   187,207
Lowe's Co., Inc. ......................         1,210             56,156
Sherwin-Williams Co. ..................           160              4,400
                                                            --------------
                                                                 247,763
                                                            --------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Best Buy Co., Inc. + ..................           330             24,578
Circuit City Stores - Circuit City
 Group.................................           310              8,045
RadioShack Corp. ......................           220              6,622
                                                            --------------
                                                                  39,245
                                                            --------------
RETAIL - DEPARTMENT STORES (0.1%)
Federated Department Stores, Inc. + ...           290             11,861
J.C. Penney Co., Inc. .................           410             11,029
Kohl's Corp. + ........................           280             19,723
May Department Stores Co. .............           300             11,094
Nordstrom, Inc. .......................           200              4,046
                                                            --------------
                                                                  57,753
                                                            --------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ............           160              4,797
                                                            --------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.3%)
Costco Wholesale Corp. + ..............           390             17,308
Sears, Roebuck & Co. ..................           330             15,721
Target Corp. ..........................           430             17,652
Wal-Mart Stores, Inc. .................         3,790            218,114
                                                            --------------
                                                                 268,795
                                                            --------------
RETAIL - SPECIALITY (0.1%)
AutoZone, Inc. + ......................           160             11,488
Bed Bath & Beyond, Inc. + .............           240              8,136
Office Depot, Inc. + ..................           450              8,343
Staples, Inc. + .......................           470              8,789
Tiffany & Co. .........................           140              4,406
                                                            --------------
                                                                  41,162
                                                            --------------
RETAIL SPECIALITY - APPAREL (0.0%)
Gap, Inc. (The) .......................           710              9,897
Limited, Inc. (The) ...................           500              7,360
TJX Companies, Inc. ...................           280             11,161
                                                            --------------
                                                                  28,418
                                                            --------------
RETAIL STORES - DRUG STORE (0.0%)
Walgreen Co. ..........................           480             16,157
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.0%)
Albertson's, Inc. .....................           330             10,392
Safeway, Inc. + .......................           230              9,602
                                                            --------------
                                                                  19,994
                                                            --------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. ...........           287              7,792
Golden West Financial Corp. ...........           140              8,239
Washington Mutual Financial Corp. .....           800             26,160
                                                            --------------
                                                                  42,191
                                                            --------------
SERVICES - ADVERTISING/MARKETING (0.0%)
Interpublic Group of Co.'s, Inc. ......           320              9,453
Omnicom Group, Inc. ...................            90              8,041

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
SERVICES - ADVERTISING/MARKETING (CONTINUED)
TMP Worldwide Inc. + ..................           160        $     6,864
                                                            --------------
                                                                  24,358
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (0.1%)
Cendant Corp. + .......................         1,530             30,003
Cintas Corp. ..........................            80              3,840
Convergys Corp. + .....................           200              7,498
H&R Block, Inc. .......................           190              8,493
                                                            --------------
                                                                  49,834
                                                            --------------
SERVICES - COMPUTER SYSTEMS (0.1%)
Computer Sciences Corp. + .............           150              7,347
Electronic Data Systems Corp. .........           420             28,791
Sabre Holdings Corp. + ................           170              7,199
                                                            --------------
                                                                  43,337
                                                            --------------
SERVICES - DATA PROCESSING (0.1%)
Automatic Data Processing, Inc. .......           530             31,217
Concord EFS, Inc. + ...................           480             15,734
Equifax, Inc. .........................           130              3,140
First Data Corp. ......................           360             28,242
Fiserv, Inc. + ........................           245             10,368
                                                            --------------
                                                                  88,701
                                                            --------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + .....           200              5,340
                                                            --------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ..........................           100              4,158
RR Donnelley & Sons Co. ...............           130              3,860
                                                            --------------
                                                                   8,018
                                                            --------------
STEEL (0.0%)
Allegheny Technologies Inc. ...........            80              1,340
Nucor Corp. ...........................           100              5,296
Worthington Industries ................           100              1,420
                                                            --------------
                                                                   8,056
                                                            --------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. .........................           830              7,404
                                                            --------------
TELEPHONE (0.3%)
ALLTEL Corp. ..........................           440             27,161
BellSouth Corp. .......................         1,620             61,803
CenturyTel, Inc. ......................           150              4,920
SBC Communications, Inc. ..............         2,870            112,418
Verizon Communications ................         1,270             60,274
                                                            --------------
                                                                 266,576
                                                            --------------
TELEPHONE LONG DISTANCE (0.1%)
AT&T Corp. ............................         4,380             79,453
                                                            --------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ...................            40              1,990
VF Corp. ..............................           130              5,071
                                                            --------------
                                                                   7,061
                                                            --------------
TOBACCO (0.1%)
Philip Morris Co. Inc. ................         1,850             84,822
UST, Inc. .............................           150              5,250
                                                            --------------
                                                                  90,072
                                                            --------------

                                      See Notes to Portfolio of Investments. 57

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES I (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
TRUCKS & PARTS (0.0%)
PACCAR, Inc. ..........................           100        $     6,562
                                                            --------------
WASTE MANAGEMENT (0.0%)
Allied Waste Industries, Inc. + .......           190              2,672
Waste Management, Inc. ................           220              7,020
                                                            --------------
                                                                   9,692
                                                            --------------
TOTAL COMMON STOCKS (COST $8,899,663)                          8,917,803
                                                            --------------
                                          PRINCIPAL
                                            AMOUNT
                                         --------------
LONG-TERM BONDS AND NOTES (89.9%)
Federal Home Loan Mortgage Corp.,
 Zero Coupon, 05/31/05 ................  $ 15,000,000         12,853,050
Federal National Mortgage Assoc.,
 Zero Coupon, 06/14/05 ................    20,000,000         17,109,400
FICO Strip, Zero Coupon, 04/06/05 .....     1,164,000          1,005,475
FICO Strip, Zero Coupon, 06/06/05 .....     1,959,000          1,675,239
FICO Strip, Zero Coupon, 06/06/05 .....     3,238,000          2,768,166
Israel Trust, Zero Coupon, 05/15/05 ...     5,000,000          4,300,450
Israel Trust, Zero Coupon, 05/15/05 ...    15,000,000         12,901,350
Tennessee Valley Authority Strip,
 Zero Coupon, 04/15/05 ................     1,100,000            945,373
U.S. Treasury Strip, Zero Coupon,
 05/15/05..............................    29,941,000         26,137,265
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $78,200,572)                                           79,695,768
                                                            --------------
TOTAL INVESTMENTS (COST $87,100,235)(a)                       88,613,571
OTHER ASSETS LESS LIABILITIES                                     46,026
                                                            --------------
TOTAL NET ASSETS                                             $88,659,597
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $88,619,097. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains....................................          $  954,692
Unrealized losses...................................            (960,218)
                                                      ------------------
 Net unrealized loss................................           $  (5,526)
                                                      ==================

+ Non-income producing security.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

58 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES J

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
COMMON STOCKS (15.0%)
AEROSPACE/DEFENSE (0.1%)
Boeing Co. ............................           940        $    36,453
General Dynamics Corp. ................           240             19,113
Goodrich Co. ..........................           130              3,461
Lockheed Martin Corp. .................           470             21,935
Northrop Grumman Corp. ................            80              8,065
Rockwell Collins, Inc. ................           300              5,850
                                                            --------------
                                                                  94,877
                                                            --------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ............           752             10,791
                                                            --------------
AIR FREIGHT (0.0%)
FedEx Corp. + .........................           370             19,196
                                                            --------------
AIRLINES (0.0%)
Delta Air Lines, Inc. .................           220              6,437
Southwest Airlines Co. ................           890             16,447
                                                            --------------
                                                                  22,884
                                                            --------------
ALUMINUM (0.0%)
Alcan Aluminum Ltd. ...................           390             14,013
Alcoa Inc. ............................           520             18,486
                                                            --------------
                                                                  32,499
                                                            --------------
AUTO PARTS & EQUIPMENT (0.0%)
Cooper Tire & Rubber Co. ..............           100              1,596
Delphi Automotive Systems Corp. .......           510              6,967
Genuine Parts Co. .....................           150              5,505
Goodyear Tire & Rubber Co. (The) ......           180              4,286
Snap-On, Inc. .........................            40              1,346
TRW, Inc. .............................           220              8,149
Visteon Corp. .........................           160              2,406
                                                            --------------
                                                                  30,255
                                                            --------------
AUTOMOBILES (0.1%)
Ford Motor Co. ........................         2,180             34,270
General Motors Corp. ..................           610             29,646
                                                            --------------
                                                                  63,916
                                                            --------------
BANKS - MAJOR REGIONAL (0.7%)
AmSouth Bancorporation ................           440              8,316
Bank of New York Co., Inc. ............           860             35,088
Bank One Corp. ........................         1,270             49,593
BB&T Corp. ............................           500             18,055
Comerica, Inc. ........................           160              9,168
Fifth Third Bancorp ...................           632             38,761
Fleet Boston Financial Corp. ..........         1,836             67,014
Huntington Bancshares Inc. ............           200              3,438
KeyCorp ...............................           530             12,900
Mellon Financial Corp. ................           550             20,691
National City Corp. ...................           680             19,883
Northern Trust Corp. ..................           260             15,657
PNC Financial Services Group ..........           330             18,546
Regions Financial Corp. ...............           210              6,308
SouthTrust Corp. ......................           580             14,309
Suntrust Banks, Inc. ..................           350             21,945

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
BANKS - MAJOR REGIONAL (CONTINUED)
Synovus Financial Corp. ...............           230         $    5,762
U.S. Bancorp ..........................         2,120             44,372
Union Planters Corp. ..................           120              5,416
Wells Fargo & Co. .....................         2,690            116,880
Zions Bancorporation ..................            80              4,206
                                                            --------------
                                                                 536,308
                                                            --------------
BANKS - MONEY CENTER (0.3%)
Bank of America Corp. .................         3,130            197,034
Wachovia Corp. ........................         1,540             48,294
                                                            --------------
                                                                 245,328
                                                            --------------
BEVERAGES - ALCOHOLIC (0.1%)
Anheuser-Busch Co.'s, Inc. ............           970             43,854
Brown-Forman Corp. ....................            50              3,130
Coors (Adolph) Co. ....................            40              2,136
                                                            --------------
                                                                  49,120
                                                            --------------
BEVERAGES - NON-ALCOHOLIC (0.3%)
Coca-Cola Co. .........................         2,660            125,419
Coca-Cola Enterprises Inc. ............           510              9,659
Pepsi Bottling Group, Inc. ............           300              7,050
PepsiCo, Inc. .........................         1,910             92,998
                                                            --------------
                                                                 235,126
                                                            --------------
BIOTECHNOLOGY (0.2%)
Amgen, Inc. + .........................         1,120             63,213
Biogen, Inc. + ........................           220             12,617
Chiron Corp. + ........................           210              9,206
Genzyme Corp. + .......................           220             13,169
Immunex Corp. + .......................           860             23,831
MedImmune, Inc. + .....................           250             11,587
                                                            --------------
                                                                 133,623
                                                            --------------
BROADCASTING - TV, RADIO & CABLE (0.1%)
Clear Channel Communications, Inc. + ..           340             17,310
Comcast Corp. - Class A Special + .....         1,020             36,720
Univision Communications, Inc. + ......           140              5,664
                                                            --------------
                                                                  59,694
                                                            --------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ...........................           370              9,065
                                                            --------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services Inc. + .........         2,816             40,466
Sprint Corp. (PCS Group) + ............           580             14,158
                                                            --------------
                                                                  54,624
                                                            --------------
CHEMICALS (0.1%)
Air Products and Chemicals, Inc. ......           210              9,851
Dow Chemical Co. ......................           560             18,917
Du Pont (E.I.) de Nemours & Co. .......         1,100             46,761
Eastman Chemical Co. ..................           100              3,902
Praxair, Inc. .........................           140              7,735
Rohm & Haas Co. .......................           240              8,311
                                                            --------------
                                                                  95,477
                                                            --------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .......................           140              3,875

                                      See Notes to Portfolio of Investments. 59

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES J (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
CHEMICALS - DIVERSIFIED (CONTINUED)
PPG Industries Inc. ...................           210       $     10,861
                                                            --------------
                                                                  14,736
                                                            --------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. ..........................           150              6,038
International Flavors & Fragrances,
 Inc...................................           140              4,159
                                                            --------------
                                                                  10,197
                                                            --------------
COMMUNICATIONS EQUIPMENT (0.2%)
Andrew Corp. + ........................           160              3,502
Comverse Technology, Inc. + ...........           150              3,356
JDS Uniphase Corp. + ..................         1,470             12,833
Lucent Technologies, Inc. .............         2,020             12,706
Motorola, Inc. ........................         2,510             37,700
Nortel Networks Corp. .................         1,940             14,550
Qualcomm Inc. + .......................           460             23,230
Scientific-Atlanta, Inc. ..............           140              3,352
Tellabs, Inc. + .......................           300              4,488
                                                            --------------
                                                                 115,717
                                                            --------------
COMPUTERS - HARDWARE (0.7%)
Apple Computer, Inc. + ................           430              9,417
Compaq Computer Corp. .................         1,960             19,130
Dell Computer Corp. + .................         5,210            141,608
Gateway, Inc. + .......................            50                402
Hewlett-Packard Co. ...................         2,220             45,599
International Business Machines Corp. .         1,860            224,985
NCR Corp. + ...........................           100              3,686
Sun Microsystems, Inc. + ..............         3,560             43,930
                                                            --------------
                                                                 488,757
                                                            --------------
COMPUTERS - NETWORKING (0.3%)
Cisco Systems, Inc. + .................        11,620            210,438
Network Appliance, Inc. + .............           650             14,216
                                                            --------------
                                                                 224,654
                                                            --------------
COMPUTERS - PERIPHERALS (0.1%)
EMC Corp. .............................         2,560             34,406
Lexmark International Group, Inc. + ...           110              6,490
                                                            --------------
                                                                  40,896
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (0.8%)
Autodesk, Inc. ........................            80              2,982
BMC Software, Inc. + ..................           500              8,185
Citrix Systems, Inc. + ................           150              3,399
Computer Associates International, Inc.         1,200             41,388
Compuware Corp. + .....................           550              6,484
Intuit Inc. + .........................           230              9,835
Mercury Interactive Corp. + ...........           100              3,398
Microsoft Corp. + .....................         5,810            385,029
Novell, Inc. + ........................           880              4,039
Oracle Corp. + ........................         6,380             88,108
PeopleSoft, Inc. + ....................           280             11,256
Siebel Systems, Inc. + ................           500             13,990
Unisys Corp. + ........................           340              4,264
VERITAS Software Corp. + ..............           480             21,513

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Yahoo! Inc. + .........................           500        $     8,870
                                                            --------------
                                                                 612,740
                                                            --------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ..................           180              8,629
                                                            --------------
CONSUMER FINANCE (0.1%)
Capital One Financial Corp. ...........           230             12,409
Household International, Inc. .........           760             44,034
MBNA Corp. ............................           910             32,032
                                                            --------------
                                                                  88,475
                                                            --------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ............................            40              2,828
                                                            --------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. .......................            60              2,951
Pactiv Corp. + ........................           180              3,195
Temple-Inland Inc. ....................            60              3,404
                                                            --------------
                                                                   9,550
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (0.1%)
AmerisourceBergen Corp. ...............            90              5,719
Cardinal Health, Inc. .................           280             18,105
McKesson HBOC, Inc. ...................           350             13,090
Supervalu, Inc. .......................           190              4,203
Sysco Corp. ...........................           810             21,238
                                                            --------------
                                                                  62,355
                                                            --------------
ELECTRIC COMPANIES (0.4%)
Allegheny Energy, Inc. ................           160              5,795
Ameren Corp. ..........................           180              7,614
American Electric Power Co., Inc. .....           400             17,412
Cinergy Corp. .........................           170              5,683
CMS Energy Corp. ......................           120              2,884
Consolidated Edison, Inc. .............           300             12,108
Constellation Energy Group ............           200              5,310
Dominion Resources, Inc. ..............           300             18,030
DTE Energy Co. ........................           140              5,872
Duke Energy Corp. .....................           870             34,156
Entergy Corp. .........................           230              8,995
Exelon Corp. ..........................           362             17,333
FirstEnergy Corp. .....................           470             16,441
FPL Group, Inc. .......................           180             10,152
Mirant Corp. + ........................           627             10,045
Niagara Mohawk Holdings Inc. + ........           150              2,660
PG&E Corp. + ..........................           330              6,349
Pinnacle West Capital Corp. ...........           110              4,603
PPL Corp. .............................           170              5,924
Progress Energy, Inc. .................           350             15,760
Public Service Enterprise Group, Inc. .           240             10,126
Reliant Energy Inc. ...................           340              9,017
Southern Co. ..........................           770             19,519
TECO Energy, Inc. .....................           130              3,411
TXU Corp. .............................           300             14,145
Xcel Energy, Inc. .....................           570             15,812
                                                            --------------
                                                                 285,156
                                                            --------------

60 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
ELECTRICAL EQUIPMENT (0.7%)
American Power Conversion Corp. + .....           260        $     3,760
Cooper Industries, Inc. ...............           100              3,492
Emerson Electric Co. ..................           500             28,550
General Electric Co. ..................        10,660            427,253
Molex, Inc. ...........................           160              4,952
Sanmina - SCI Corp. + .................           560             11,144
Solectron Corp. + .....................           720              8,121
                                                            --------------
                                                                 487,272
                                                            --------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. .................           100              4,800
                                                            --------------
ELECTRONICS - DEFENSE (0.0%)
Raytheon Co. ..........................           440             14,287
                                                            --------------
ELECTRONICS - INSTRUMENTS (0.0%)
Agilent Technologies, Inc. + ..........           530             15,110
Tektronix, Inc. + .....................           100              2,578
                                                            --------------
                                                                  17,688
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (0.6%)
Advanced Micro Devices, Inc. + ........           200              3,172
Altera Corp. + ........................           420              8,912
Analog Devices, Inc. + ................           430             19,088
Broadcom Corp. - Class A + ............           290             11,852
Conexant Systems, Inc. + ..............           260              3,734
Intel Corp. ...........................         7,240            227,698
Linear Technology Corp. ...............           670             26,157
LSI Logic Corp. + .....................           350              5,523
Maxim Integrated Products, Inc. + .....           660             34,656
Micron Technology, Inc. + .............           360             11,160
National Semiconductor Corp. + ........           310              9,545
NVIDIA Corp. + ........................           140              9,366
PMC Sierra Inc. + .....................           280              5,953
QLogic Corp. + ........................           100              4,451
Texas Instruments, Inc. ...............         1,920             53,760
Xilinx, Inc. + ........................           380             14,839
                                                            --------------
                                                                 449,866
                                                            --------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ...........................            70              2,618
                                                            --------------
ENTERTAINMENT (0.4%)
AOL Time Warner Inc. + ................         4,910            157,611
Viacom, Inc. - Class B + ..............         1,970             86,976
Walt Disney Co. (The) .................         2,320             48,070
                                                            --------------
                                                                 292,657
                                                            --------------
EQUIPMENT - SEMICONDUCTORS (0.0%)
KLA-Tencor Corp. + ....................           200              9,912
Teradyne, Inc. + ......................           220              6,631
                                                            --------------
                                                                  16,543
                                                            --------------
FINANCIAL - DIVERSIFIED (1.0%)
Ambac Financial Group, Inc. ...........            80              4,629
American Express Co. ..................         1,440             51,394
Citigroup Inc. ........................         5,553            280,315
Fannie Mae ............................         2,040            162,180
Freddie Mac ...........................         1,370             89,598

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
FINANCIAL - DIVERSIFIED (CONTINUED)
J.P. Morgan Chase & Co. ...............         2,210        $    80,333
Moody's Corp. .........................           300             11,958
State Street Corp. ....................           390             20,377
USA Education Inc. ....................           180             15,124
                                                            --------------
                                                                 715,908
                                                            --------------
FOODS (0.2%)
Campbell Soup Co. .....................           470             14,039
ConAgra Foods, Inc. ...................           630             14,975
General Mills, Inc. ...................           440             22,884
Heinz (H.J.) Co. ......................           200              8,224
Hershey Foods Corp. ...................           120              8,124
Kellogg Co. ...........................           830             24,983
Sara Lee Corp. ........................           990             22,008
Unilever NV ...........................           660             38,023
Wrigley (Wm.) Jr. Co. .................           130              6,678
                                                            --------------
                                                                 159,938
                                                            --------------
FOOTWEAR (0.0%)
NIKE, Inc. - Class B ..................           310             17,434
Reebok International Ltd. + ...........            40              1,060
                                                            --------------
                                                                  18,494
                                                            --------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ........           100              3,701
International Game Technology + .......            40              2,732
                                                            --------------
                                                                   6,433
                                                            --------------
GOLD/PRECIOUS METALS MINING (0.0%)
Barrick Gold Corp. ....................           350              5,582
Newmont Mining Corp. ..................           160              3,058
Placer Dome, Inc. .....................           270              2,946
                                                            --------------
                                                                  11,586
                                                            --------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ..................           100              3,773
Stanley Works (The) ...................            90              4,191
                                                            --------------
                                                                   7,964
                                                            --------------
HEALTH CARE - DIVERSIFIED (0.4%)
Abbott Laboratories ...................         1,670             93,103
Johnson & Johnson .....................         3,255            192,370
                                                            --------------
                                                                 285,473
                                                            --------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + ..........           290             12,218
                                                            --------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.7%)
Allergan, Inc. ........................           150             11,257
Eli Lilly & Co. .......................         1,200             94,248
Forest Laboratories, Inc. - Class A + .           220             18,029
Merck & Co., Inc. .....................         1,340             78,792
Pfizer, Inc. ..........................         6,780            270,183
Pharmacia Corp. .......................         1,440             61,416
                                                            --------------
                                                                 533,925
                                                            --------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA Inc. ..............................           650             25,051
Health Management Associates, Inc. + ..           200              3,680

                                      See Notes to Portfolio of Investments. 61

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES J (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
HEALTH CARE - HOSPITAL MANAGEMENT (CONTINUED)
Tenet Healthcare Corp. + ..............           370        $    21,726
                                                            --------------
                                                                  50,457
                                                            --------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ....................           110              2,608
                                                            --------------
HEALTH CARE - MANAGED CARE (0.1%)
CIGNA Corp. ...........................           170             15,750
UnitedHealth Group Inc. ...............           660             46,708
Wellpoint Health Networks, Inc. + .....            70              8,180
                                                            --------------
                                                                  70,638
                                                            --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.2%)
Bard (C.R.) Inc. ......................            50              3,225
Bausch & Lomb, Inc. ...................            50              1,883
Baxter International, Inc. ............           360             19,307
Becton, Dickinson & Co. ...............           230              7,625
Biomet, Inc. ..........................           255              7,879
Boston Scientific Corp. + .............           350              8,442
Celera Genomics Group - Applera Corp. .           240              9,425
Guidant Corp. + .......................           370             18,426
Medtronic, Inc. .......................         1,350             69,133
St. Jude Medical, Inc. + ..............           100              7,765
Stryker Corp. .........................           230             13,425
Zimmer Holdings, Inc. + ...............           190              5,803
                                                            --------------
                                                                 172,338
                                                            --------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + ...................           360              5,335
Quintiles Transnational Corp. + .......           240              3,859
                                                            --------------
                                                                   9,194
                                                            --------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. .................           170              3,910
Maytag Corp. ..........................            90              2,793
Whirlpool Corp. .......................           110              8,066
                                                            --------------
                                                                  14,769
                                                            --------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.4%)
Clorox Co. ............................           470             18,589
Colgate-Palmolive Co. .................           580             33,495
Kimberly-Clark Corp. ..................           610             36,478
Procter & Gamble Co. ..................         2,650            209,694
                                                            --------------
                                                                 298,256
                                                            --------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. ..................           130              5,147
Newell Rubbermaid Inc. ................           430             11,855
                                                            --------------
                                                                  17,002
                                                            --------------
INSURANCE - LIFE/HEALTH (0.2%)
AFLAC, Inc. ...........................         1,090             26,770
Jefferson-Pilot Corp. .................           140              6,478
John Hancock Financial Services, Inc. .           610             25,193
Lincoln National Corp. ................           170              8,257
MetLife, Inc. .........................         1,130             35,798
Torchmark Corp. .......................           150              5,900
UnumProvident Corp. ...................           270              7,158
                                                            --------------
                                                                 115,554
                                                            --------------

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
INSURANCE - MULTI-LINE (0.3%)
American International Group, Inc. ....         2,803        $   222,558
Hartford Financial Services Group, Inc.           160             10,053
Loews Corp. ...........................           200             11,076
                                                            --------------
                                                                 243,687
                                                            --------------
INSURANCE - PROPERTY/CASUALTY (0.2%)
Allstate Corp. (The) ..................           860             28,982
Chubb Corp. ...........................           220             15,180
Cincinnati Financial Corp. ............           320             12,208
MBIA, Inc. ............................           285             15,285
MGIC Investment Corp. .................            90              5,555
Progressive Corp. .....................           140             20,902
SAFECO Corp. ..........................           270              8,410
St. Paul Co., Inc. ....................           260             11,432
XL Capital Ltd. .......................           130             11,877
                                                            --------------
                                                                 129,831
                                                            --------------
INSURANCE BROKERS (0.1%)
Aon Corp. .............................           230              8,170
Marsh & McLennan Co., Inc. ............           300             32,235
                                                            --------------
                                                                  40,405
                                                            --------------
INVESTMENT BANKING/BROKERAGE (0.2%)
Bear Stearns Co., Inc. (The) ..........           130              7,623
Charles Schwab Corp. ..................         1,440             22,277
Lehman Brothers Holdings Inc. .........           280             18,704
Merrill Lynch & Co., Inc. .............         1,350             70,362
                                                            --------------
                                                                 118,966
                                                            --------------
INVESTMENT MANAGEMENT (0.0%)
Franklin Resources, Inc. ..............           220              7,760
Stilwell Financial, Inc. ..............           270              7,349
T. Rowe Price Group Inc. ..............           170              5,904
                                                            --------------
                                                                  21,013
                                                            --------------
LEISURE TIME - PRODUCTS (0.0%)
Brunswick Corp. .......................            80              1,741
Harley-Davidson, Inc. .................           370             20,095
Hasbro, Inc. ..........................           200              3,246
Mattel, Inc. ..........................           400              6,880
                                                            --------------
                                                                  31,962
                                                            --------------
LODGING - HOTELS (0.1%)
Carnival Corp. ........................         1,210             33,977
Hilton Hotels Corp. ...................           500              5,460
Marriott International, Inc. ..........           210              8,536
Starwood Hotels & Resorts Worldwide,
 Inc...................................           150              4,478
                                                            --------------
                                                                  52,451
                                                            --------------
MACHINERY - DIVERSIFIED (0.0%)
Caterpillar, Inc. .....................           220             11,495
Deere & Co. ...........................           150              6,549
Dover Corp. ...........................           160              5,931
Ingersoll-Rand Co. ....................           150              6,272
                                                            --------------
                                                                  30,247
                                                            --------------
MANUFACTURING - DIVERSIFIED (0.4%)
Crane Co. .............................            40              1,026
Danaher Corp. .........................            90              5,428

62 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Eaton Corp. ...........................           120        $     8,929
Honeywell International Inc. ..........           470             15,895
Illinois Tool Works, Inc. .............           360             24,379
ITT Industries, Inc. ..................           100              5,050
Johnson Controls, Inc. ................           100              8,075
Minnesota Mining and Manufacturing Co.
 (3M)..................................           440             52,012
Parker-Hannifin Corp. .................           100              4,591
Textron, Inc. .........................            60              2,488
Thermo Electron Corp. .................           320              7,635
Tyco International Ltd. ...............         2,134            125,693
United Technologies Corp. .............           540             34,900
                                                            --------------
                                                                 296,101
                                                            --------------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Dennison Corp. ..................           100              5,653
Pall Corp. ............................           160              3,850
Sealed Air Corp. + ....................            70              2,857
                                                            --------------
                                                                  12,360
                                                            --------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +            150              2,008
Inco Ltd. + ...........................           220              3,727
                                                            --------------
                                                                   5,735
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.1%)
El Paso Corp. .........................           305             13,606
KeySpan Energy Corp. ..................           160              5,544
Kinder Morgan, Inc. ...................           180             10,024
NICOR, Inc. ...........................            60              2,498
NiSource Inc. .........................           230              5,304
Peoples Energy Corp. ..................            30              1,138
Sempra Energy .........................           340              8,347
Williams Co.'s, Inc. (The) ............           290              7,401
                                                            --------------
                                                                  53,862
                                                            --------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ....................           220              8,274
                                                            --------------
OIL & GAS - DRILLING & EQUIPMENT (0.0%)
Baker Hughes Inc. .....................           300             10,941
Noble Drilling Corp. + ................           120              4,085
Rowan Co., Inc. + .....................            80              1,549
Transocean Sedco Forex Inc. ...........           390             13,190
                                                            --------------
                                                                  29,765
                                                            --------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Anadarko Petroleum Corp. ..............           270             15,350
Burlington Resources, Inc. ............           180              6,757
Devon Energy Corp. ....................           120              4,638
EOG Resources, Inc. ...................           140              5,475
Unocal Corp. ..........................           200              7,214
                                                            --------------
                                                                  39,434
                                                            --------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. ......................           100              4,608
Sunoco, Inc. ..........................           110              4,107
                                                            --------------
                                                                   8,715
                                                            --------------

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
OIL - DOMESTIC INTEGRATED (0.1%)
Amerada Hess Corp. ....................           100        $     6,250
Conoco Inc. ...........................           730             20,659
Occidental Petroleum Corp. ............           320              8,490
Phillips Petroleum Co. ................           604             36,397
USX-Marathon Group ....................           630             18,900
                                                            --------------
                                                                  90,696
                                                            --------------
OIL - INTERNATIONAL INTEGRATED (0.6%)
ChevronTexaco Corp. ...................         1,147            102,783
Exxon Mobil Corp. .....................         7,410            291,213
Royal Dutch Petroleum Co. .............         1,250             61,275
                                                            --------------
                                                                 455,271
                                                            --------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. ...................            70              2,381
Georgia-Pacific Corp. .................           200              5,522
International Paper Co. ...............           560             22,596
Mead Corp. ............................            90              2,780
Weyerhaeuser Co. ......................           250             13,520
Willamette Industries, Inc. ...........           100              5,212
                                                            --------------
                                                                  52,011
                                                            --------------
PERSONAL CARE (0.1%)
Alberto-Culver Co. - Class B ..........            50              2,237
Avon Products, Inc. ...................           220             10,230
Gillette Co. ..........................         1,140             38,076
                                                            --------------
                                                                  50,543
                                                            --------------
PHOTOGRAPHY/IMAGING (0.0%)
Eastman Kodak Co. .....................           320              9,418
Xerox Corp. ...........................         1,110             11,566
                                                            --------------
                                                                  20,984
                                                            --------------
PUBLISHING (0.0%)
McGraw-Hill Co., Inc. (The) ...........           200             12,196
                                                            --------------
PUBLISHING - NEWSPAPERS (0.1%)
Dow Jones & Co., Inc. .................            40              2,189
Gannett Co., Inc. .....................           300             20,169
New York Times Co. ....................           180              7,785
Tribune Co. ...........................           270             10,106
                                                            --------------
                                                                  40,249
                                                            --------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ....           470             13,409
CSX Corp. .............................           180              6,309
Norfolk Southern Corp. ................           300              5,499
Union Pacific Corp. ...................           300             17,100
                                                            --------------
                                                                  42,317
                                                            --------------
REIT DIVERSIFIED (0.0%)
Equity Office Properties Trust ........           510             15,341
Equity Residential Properties Trust ...           280              8,039
                                                            --------------
                                                                  23,380
                                                            --------------
RESTAURANTS (0.1%)
Darden Restaurants, Inc. ..............           140              4,956
McDonald's Corp. ......................         1,400             37,058
Starbucks Corp. + .....................           330              6,287
Tricon Global Restaurants, Inc. + .....           150              7,380

                                      See Notes to Portfolio of Investments. 63

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES J (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
RESTAURANTS (CONTINUED)
Wendy's International, Inc. ...........           130        $     3,792
                                                            --------------
                                                                  59,473
                                                            --------------
RETAIL - BUILDING SUPPLIES (0.4%)
Home Depot, Inc. ......................         4,650            237,196
Lowe's Co., Inc. ......................         1,560             72,400
Sherwin-Williams Co. ..................           190              5,225
                                                            --------------
                                                                 314,821
                                                            --------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Best Buy Co., Inc. + ..................           450             33,516
Circuit City Stores - Circuit City
 Group.................................           310              8,044
RadioShack Corp. ......................           220              6,622
                                                            --------------
                                                                  48,182
                                                            --------------
RETAIL - DEPARTMENT STORES (0.1%)
Federated Department Stores, Inc. + ...           380             15,542
J.C. Penney Co., Inc. .................           460             12,374
Kohl's Corp. + ........................           390             27,472
May Department Stores Co. .............           380             14,052
Nordstrom, Inc. .......................           240              4,855
                                                            --------------
                                                                  74,295
                                                            --------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ............           200              5,996
                                                            --------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.5%)
Costco Wholesale Corp. + ..............           510             22,634
Sears, Roebuck & Co. ..................           410             19,532
Target Corp. ..........................           600             24,630
Wal-Mart Stores, Inc. .................         4,810            276,816
                                                            --------------
                                                                 343,612
                                                            --------------
RETAIL - SPECIALITY (0.1%)
AutoZone, Inc. + ......................           210             15,078
Bed Bath & Beyond, Inc. + .............           280              9,492
Office Depot, Inc. + ..................           610             11,310
Staples, Inc. + .......................           690             12,903
Tiffany & Co. .........................           160              5,035
                                                            --------------
                                                                  53,818
                                                            --------------
RETAIL SPECIALITY - APPAREL (0.0%)
Gap, Inc. (The) .......................           980             13,661
Limited, Inc. (The) ...................           500              7,360
TJX Companies, Inc. ...................           250              9,965
                                                            --------------
                                                                  30,986
                                                            --------------
RETAIL STORES - DRUG STORE (0.0%)
Walgreen Co. ..........................           600             20,196
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.0%)
Albertson's, Inc. .....................           470             14,800
Safeway, Inc. + .......................           290             12,108
                                                            --------------
                                                                  26,908
                                                            --------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. ...........           250              6,787
Golden West Financial Corp. ...........           140              8,239
Washington Mutual Financial Corp. .....         1,050             34,335
                                                            --------------
                                                                  49,361
                                                            --------------

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
SERVICES - ADVERTISING/MARKETING (0.0%)
Interpublic Group of Co.'s, Inc. ......           420        $    12,407
Omnicom Group, Inc. ...................           120             10,722
TMP Worldwide Inc. + ..................           180              7,722
                                                            --------------
                                                                  30,851
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (0.1%)
Cendant Corp. + .......................         2,020             39,612
Cintas Corp. ..........................           120              5,760
Convergys Corp. + .....................           170              6,373
H&R Block, Inc. .......................           380             16,986
                                                            --------------
                                                                  68,731
                                                            --------------
SERVICES - COMPUTER SYSTEMS (0.1%)
Computer Sciences Corp. + .............           200              9,796
Electronic Data Systems Corp. .........           550             37,702
Sabre Holdings Corp. + ................           210              8,894
                                                            --------------
                                                                  56,392
                                                            --------------
SERVICES - DATA PROCESSING (0.2%)
Automatic Data Processing, Inc. .......           680             40,052
Concord EFS, Inc. + ...................           560             18,357
Equifax, Inc. .........................           200              4,830
First Data Corp. ......................           600             47,070
Fiserv, Inc. + ........................           360             15,235
                                                            --------------
                                                                 125,544
                                                            --------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + .....           150              4,005
                                                            --------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ..........................           150              6,237
RR Donnelley & Sons Co. ...............           140              4,157
                                                            --------------
                                                                  10,394
                                                            --------------
STEEL (0.0%)
Allegheny Technologies Inc. ...........            70              1,173
Nucor Corp. ...........................            90              4,766
                                                            --------------
                                                                   5,939
                                                            --------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. .........................           690              6,155
                                                            --------------
TELEPHONE (0.5%)
ALLTEL Corp. ..........................           540             33,334
BellSouth Corp. .......................         2,020             77,063
CenturyTel, Inc. ......................           130              4,264
Citizens Communications Co. + .........           380              4,051
SBC Communications, Inc. ..............         3,630            142,187
Verizon Communications ................         1,600             75,936
                                                            --------------
                                                                 336,835
                                                            --------------
TELEPHONE LONG DISTANCE (0.1%)
AT&T Corp. ............................         5,560            100,858
                                                            --------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ...................            40              1,990
VF Corp. ..............................           110              4,291
                                                            --------------
                                                                   6,281
                                                            --------------
TOBACCO (0.2%)
Philip Morris Co. Inc. ................         2,360            108,206

64 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
TOBACCO (CONTINUED)
UST, Inc. .............................           190        $     6,650
                                                            --------------
                                                                 114,856
                                                            --------------
TRUCKS & PARTS (0.0%)
PACCAR, Inc. ..........................           100              6,562
                                                            --------------
WASTE MANAGEMENT (0.0%)
Allied Waste Industries, Inc. + .......           170              2,390
Waste Management, Inc. ................           670             21,380
                                                            --------------
                                                                  23,770
                                                            --------------
TOTAL COMMON STOCKS (COST $11,312,338)                        11,281,235
                                                            --------------
                                          PRINCIPAL
                                            AMOUNT
                                         --------------
LONG-TERM BONDS AND NOTES (84.8%)
Federal Home Loan Mortgage Corp.,
 Zero Coupon, 03/14/06 ................  $  5,000,000          4,086,700
Federal National Mortgage Assoc.,
 Zero Coupon, 06/14/05 ................    15,000,000         12,832,050
FICO Strip, Zero Coupon, 09/26/05 .....     6,799,000          5,727,886
Israel Trust, Zero Coupon, 05/15/05 ...     7,468,000          6,423,152
Israel Trust, Zero Coupon, 11/15/05 ...    15,000,000         12,627,900
U.S. Treasury Strip, Zero Coupon,
 08/15/05..............................    25,679,000         22,060,829
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $62,438,657)                                           63,758,517
                                                            --------------
TOTAL INVESTMENTS (COST $73,750,995)(a)                       75,039,752
OTHER ASSETS LESS LIABILITIES                                    142,170
                                                            --------------
TOTAL NET ASSETS                                             $75,181,922
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $75,106,717. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains....................................          $  924,885
Unrealized losses...................................            (991,850)
                                                      ------------------
 Net unrealized loss................................           $ (66,965)
                                                      ==================

+ Non-income producing security.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

                                      See Notes to Portfolio of Investments. 65

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES K

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
COMMON STOCKS (17.2%)
AEROSPACE/DEFENSE (0.2%)
Boeing Co. ............................         1,310        $    50,802
General Dynamics Corp. ................           320             25,485
Goodrich Co. ..........................           180              4,791
Lockheed Martin Corp. .................           650             30,335
Northrop Grumman Corp. ................           170             17,138
Rockwell Collins, Inc. ................           400              7,800
                                                            --------------
                                                                 136,351
                                                            --------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ............         1,017             14,594
                                                            --------------
AIR FREIGHT (0.0%)
FedEx Corp. + .........................           520             26,978
                                                            --------------
AIRLINES (0.0%)
Delta Air Lines, Inc. .................           280              8,193
Southwest Airlines Co. ................         1,270             23,469
                                                            --------------
                                                                  31,662
                                                            --------------
ALUMINUM (0.0%)
Alcan Aluminum Ltd. ...................           380             13,653
Alcoa Inc. ............................           710             25,241
                                                            --------------
                                                                  38,894
                                                            --------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ..............           100              1,596
Dana Corp. ............................           160              2,221
Delphi Automotive Systems Corp. .......           700              9,562
Genuine Parts Co. .....................           200              7,340
Goodyear Tire & Rubber Co. (The) ......           280              6,667
Snap-On, Inc. .........................            70              2,356
TRW, Inc. .............................           320             11,852
Visteon Corp. .........................           220              3,309
                                                            --------------
                                                                  44,903
                                                            --------------
AUTOMOBILES (0.1%)
Ford Motor Co. ........................         2,820             44,330
General Motors Corp. ..................           840             40,824
                                                            --------------
                                                                  85,154
                                                            --------------
BANKS - MAJOR REGIONAL (0.8%)
AmSouth Bancorporation ................           580             10,962
Bank of New York Co., Inc. ............         1,120             45,696
Bank One Corp. ........................         1,830             71,462
BB&T Corp. ............................           700             25,277
Comerica, Inc. ........................           320             18,336
Fifth Third Bancorp ...................           882             54,093
Fleet Boston Financial Corp. ..........         2,470             90,155
Huntington Bancshares Inc. ............           300              5,157
KeyCorp ...............................           590             14,361
Mellon Financial Corp. ................           750             28,215
National City Corp. ...................           940             27,486
Northern Trust Corp. ..................           360             21,679
PNC Financial Services Group ..........           460             25,852
Regions Financial Corp. ...............           460             13,818
SouthTrust Corp. ......................           780             19,243

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
BANKS - MAJOR REGIONAL (CONTINUED)
Suntrust Banks, Inc. ..................           480        $    30,096
Synovus Financial Corp. ...............           340              8,517
U.S. Bancorp ..........................         2,936             61,450
Union Planters Corp. ..................           180              8,123
Wells Fargo & Co. .....................         3,710            161,199
Zions Bancorporation ..................           100              5,258
                                                            --------------
                                                                 746,435
                                                            --------------
BANKS - MONEY CENTER (0.4%)
Bank of America Corp. .................         4,340            273,203
Wachovia Corp. ........................         2,010             63,034
                                                            --------------
                                                                 336,237
                                                            --------------
BEVERAGES - ALCOHOLIC (0.1%)
Anheuser-Busch Co.'s, Inc. ............         1,380             62,390
Brown-Forman Corp. ....................            40              2,504
Coors (Adolph) Co. ....................            60              3,204
                                                            --------------
                                                                  68,098
                                                            --------------
BEVERAGES - NON-ALCOHOLIC (0.4%)
Coca-Cola Co. .........................         3,760            177,284
Coca-Cola Enterprises Inc. ............           520              9,849
Pepsi Bottling Group, Inc. ............           440             10,340
PepsiCo, Inc. .........................         2,610            127,081
                                                            --------------
                                                                 324,554
                                                            --------------
BIOTECHNOLOGY (0.2%)
Amgen, Inc. + .........................         1,590             89,740
Biogen, Inc. + ........................           320             18,352
Chiron Corp. + ........................           220              9,645
Genzyme Corp. + .......................           320             19,155
Immunex Corp. + .......................         1,200             33,252
MedImmune, Inc. + .....................           320             14,832
                                                            --------------
                                                                 184,976
                                                            --------------
BROADCASTING - TV, RADIO & CABLE (0.1%)
Clear Channel Communications, Inc. + ..           300             15,273
Comcast Corp. - Class A Special + .....         1,400             50,400
Univision Communications, Inc. + ......           320             12,947
                                                            --------------
                                                                  78,620
                                                            --------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ...........................           590             14,455
                                                            --------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services Inc. + .........         3,833             55,080
Sprint Corp. (PCS Group) + ............           800             19,528
                                                            --------------
                                                                  74,608
                                                            --------------
CHEMICALS (0.2%)
Air Products and Chemicals, Inc. ......           400             18,764
Dow Chemical Co. ......................           800             27,024
Du Pont (E.I.) de Nemours & Co. .......         1,620             68,866
Eastman Chemical Co. ..................           100              3,902
Praxair, Inc. .........................           200             11,050
Rohm & Haas Co. .......................           320             11,082
                                                            --------------
                                                                 140,688
                                                            --------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .......................           100              2,768

66 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
CHEMICALS - DIVERSIFIED (CONTINUED)
PPG Industries Inc. ...................           300        $    15,516
                                                            --------------
                                                                 18,284
                                                            --------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. ..........................           200              8,050
International Flavors & Fragrances,
 Inc...................................           200              5,942
                                                            --------------
                                                                  13,992
                                                            --------------
COMMUNICATIONS EQUIPMENT (0.2%)
Andrew Corp. + ........................           100              2,189
Comverse Technology, Inc. + ...........           350              7,830
JDS Uniphase Corp. + ..................         1,750             15,277
Lucent Technologies, Inc. .............         2,800             17,612
Motorola, Inc. ........................         3,400             51,068
Nortel Networks Corp. .................         2,880             21,600
Qualcomm Inc. + .......................           620             31,310
Scientific-Atlanta, Inc. ..............           220              5,267
Tellabs, Inc. + .......................           400              5,984
                                                            --------------
                                                                 158,137
                                                            --------------
COMPUTERS - HARDWARE (0.7%)
Apple Computer, Inc. + ................           620             13,578
Compaq Computer Corp. .................         2,110             20,594
Dell Computer Corp. + .................         7,190            195,424
Hewlett-Packard Co. ...................         3,020             62,031
International Business Machines Corp. .         2,570            310,867
Sun Microsystems, Inc. + ..............         5,130             63,304
                                                            --------------
                                                                 665,798
                                                            --------------
COMPUTERS - NETWORKING (0.3%)
Cisco Systems, Inc. + .................        16,070            291,028
Network Appliance, Inc. + .............           720             15,746
                                                            --------------
                                                                 306,774
                                                            --------------
COMPUTERS - PERIPHERALS (0.1%)
EMC Corp. .............................         3,480             46,771
Lexmark International Group, Inc. + ...           180             10,620
                                                            --------------
                                                                  57,391
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (0.9%)
Autodesk, Inc. ........................           100              3,727
BMC Software, Inc. + ..................           700             11,459
Citrix Systems, Inc. + ................           220              4,985
Computer Associates International, Inc.         1,640             56,564
Compuware Corp. + .....................         1,040             12,262
Intuit Inc. + .........................           340             14,538
Mercury Interactive Corp. + ...........            80              2,718
Microsoft Corp. + .....................         8,020            531,486
Novell, Inc. + ........................         1,200              5,508
Oracle Corp. + ........................         8,340            115,176
PeopleSoft, Inc. + ....................           380             15,276
Siebel Systems, Inc. + ................           690             19,306
Unisys Corp. + ........................           460              5,768
VERITAS Software Corp. + ..............           650             29,133
Yahoo! Inc. + .........................           600             10,644
                                                            --------------
                                                                 838,550
                                                            --------------

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ..................           240        $    11,506
                                                            --------------
CONSUMER FINANCE (0.1%)
Capital One Financial Corp. ...........           310             16,724
Household International, Inc. .........         1,040             60,258
MBNA Corp. ............................         1,340             47,168
                                                            --------------
                                                                 124,150
                                                            --------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ............................            50              3,535
                                                            --------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. .......................            90              4,426
Pactiv Corp. + ........................           250              4,438
Temple-Inland Inc. ....................            80              4,538
                                                            --------------
                                                                  13,402
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (0.1%)
AmerisourceBergen Corp. ...............           120              7,626
Cardinal Health, Inc. .................           370             23,924
McKesson HBOC, Inc. ...................           480             17,952
Supervalu, Inc. .......................           260              5,751
Sysco Corp. ...........................           970             25,434
                                                            --------------
                                                                  80,687
                                                            --------------
ELECTRIC COMPANIES (0.4%)
Allegheny Energy, Inc. ................           230              8,331
Ameren Corp. ..........................           310             13,113
American Electric Power Co., Inc. .....           560             24,377
Cinergy Corp. .........................           190              6,352
CMS Energy Corp. ......................           200              4,806
Consolidated Edison, Inc. .............           320             12,915
Constellation Energy Group ............           290              7,700
Dominion Resources, Inc. ..............           400             24,040
DTE Energy Co. ........................           200              8,388
Duke Energy Corp. .....................         1,170             45,934
Entergy Corp. .........................           320             12,515
Exelon Corp. ..........................           530             25,376
FirstEnergy Corp. .....................           660             23,087
FPL Group, Inc. .......................           260             14,664
Mirant Corp. + ........................           836             13,393
Niagara Mohawk Holdings Inc. + ........           280              4,964
PG&E Corp. + ..........................           460              8,850
Pinnacle West Capital Corp. ...........           180              7,533
PPL Corp. .............................           280              9,758
Progress Energy, Inc. .................           520             23,416
Public Service Enterprise Group, Inc. .           240             10,126
Reliant Energy Inc. ...................           450             11,934
Southern Co. ..........................         1,060             26,871
TECO Energy, Inc. .....................           180              4,723
TXU Corp. .............................           390             18,388
Xcel Energy, Inc. .....................           810             22,469
                                                            --------------
                                                                 394,023
                                                            --------------
ELECTRICAL EQUIPMENT (0.7%)
American Power Conversion Corp. + .....           360              5,206
Cooper Industries, Inc. ...............           140              4,889

                                      See Notes to Portfolio of Investments. 67

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES K (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
ELECTRICAL EQUIPMENT (CONTINUED)
Emerson Electric Co. ..................           640        $    36,544
General Electric Co. ..................        14,790            592,783
Molex, Inc. ...........................           240              7,428
Sanmina - SCI Corp. + .................           760             15,124
Solectron Corp. + .....................           980             11,054
                                                            --------------
                                                                 673,028
                                                            --------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. .................           130              6,240
                                                            --------------
ELECTRONICS - DEFENSE (0.0%)
Raytheon Co. ..........................           600             19,482
                                                            --------------
ELECTRONICS - INSTRUMENTS (0.0%)
Agilent Technologies, Inc. + ..........           720             20,527
Tektronix, Inc. + .....................           130              3,352
                                                            --------------
                                                                  23,879
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (0.7%)
Advanced Micro Devices, Inc. + ........           300              4,758
Altera Corp. + ........................           580             12,308
Analog Devices, Inc. + ................           600             26,634
Broadcom Corp. - Class A + ............           400             16,348
Conexant Systems, Inc. + ..............           370              5,313
Intel Corp. ...........................        10,010            314,815
Linear Technology Corp. ...............           880             34,355
LSI Logic Corp. + .....................           640             10,099
Maxim Integrated Products, Inc. + .....           920             48,309
Micron Technology, Inc. + .............            50              1,550
National Semiconductor Corp. + ........           420             12,932
NVIDIA Corp. + ........................           200             13,380
PMC Sierra Inc. + .....................           300              6,378
QLogic Corp. + ........................           100              4,451
Texas Instruments, Inc. ...............         2,620             73,360
Xilinx, Inc. + ........................           560             21,868
                                                            --------------
                                                                 606,858
                                                            --------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ...........................           120              4,488
                                                            --------------
ENTERTAINMENT (0.4%)
AOL Time Warner Inc. + ................         6,610            212,181
Viacom, Inc. - Class B + ..............         2,740            120,971
Walt Disney Co. (The) .................         3,070             63,610
                                                            --------------
                                                                 396,762
                                                            --------------
EQUIPMENT - SEMICONDUCTORS (0.0%)
KLA-Tencor Corp. + ....................           280             13,877
Teradyne, Inc. + ......................           300              9,042
                                                            --------------
                                                                  22,919
                                                            --------------
FINANCIAL - DIVERSIFIED (1.1%)
Ambac Financial Group, Inc. ...........           120              6,943
American Express Co. ..................         2,080             74,235
Citigroup Inc. ........................         7,670            387,182
Fannie Mae ............................         2,770            220,215
Freddie Mac ...........................         1,960            128,184
J.P. Morgan Chase & Co. ...............         3,010            109,413
Moody's Corp. .........................           440             17,538

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
FINANCIAL - DIVERSIFIED (CONTINUED)
State Street Corp. ....................           550        $    28,738
USA Education Inc. ....................           230             19,325
                                                            --------------
                                                                 991,773
                                                            --------------
FOODS (0.2%)
Campbell Soup Co. .....................           660             19,714
ConAgra Foods, Inc. ...................           940             22,344
General Mills, Inc. ...................           530             27,565
Heinz (H.J.) Co. ......................           280             11,514
Hershey Foods Corp. ...................           240             16,248
Kellogg Co. ...........................         1,170             35,217
Sara Lee Corp. ........................         1,240             27,565
Unilever NV ...........................           850             48,968
Wrigley (Wm.) Jr. Co. .................           180              9,247
                                                            --------------
                                                                 218,382
                                                            --------------
FOOTWEAR (0.0%)
NIKE, Inc. - Class B ..................           430             24,183
Reebok International Ltd. + ...........            60              1,590
                                                            --------------
                                                                  25,773
                                                            --------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ........           190              7,032
International Game Technology + .......           100              6,830
                                                            --------------
                                                                  13,862
                                                            --------------
GOLD/PRECIOUS METALS MINING (0.0%)
Barrick Gold Corp. ....................           600              9,570
Newmont Mining Corp. ..................           180              3,440
Placer Dome, Inc. .....................           400              4,364
                                                            --------------
                                                                  17,374
                                                            --------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ..................           140              5,282
Stanley Works (The) ...................           100              4,657
                                                            --------------
                                                                   9,939
                                                            --------------
HEALTH CARE - DIVERSIFIED (0.5%)
Abbott Laboratories ...................         2,370            132,128
Johnson & Johnson .....................         4,562            269,614
                                                            --------------
                                                                 401,742
                                                            --------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + ..........           413             17,400
                                                            --------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.8%)
Allergan, Inc. ........................           220             16,511
Eli Lilly & Co. .......................         1,670            131,162
Forest Laboratories, Inc. - Class A + .           300             24,585
Merck & Co., Inc. .....................         1,860            109,368
Pfizer, Inc. ..........................         9,390            374,191
Pharmacia Corp. .......................         1,920             81,888
                                                            --------------
                                                                 737,705
                                                            --------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA Inc. ..............................           800             30,832
Health Management Associates, Inc. + ..           300              5,520
Tenet Healthcare Corp. + ..............           510             29,947
                                                            --------------
                                                                  66,299
                                                            --------------

68 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ....................           150        $     3,557
                                                            --------------
HEALTH CARE - MANAGED CARE (0.1%)
Aetna Inc. ............................           140              4,619
CIGNA Corp. ...........................           250             23,162
Humana, Inc. + ........................           220              2,594
UnitedHealth Group Inc. ...............           930             65,816
Wellpoint Health Networks, Inc. + .....           100             11,685
                                                            --------------
                                                                 107,876
                                                            --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.3%)
Bard (C.R.) Inc. ......................            90              5,805
Bausch & Lomb, Inc. ...................            70              2,636
Baxter International, Inc. ............           480             25,742
Becton, Dickinson & Co. ...............           320             10,608
Biomet, Inc. ..........................           510             15,759
Boston Scientific Corp. + .............           520             12,542
Celera Genomics Group - Applera Corp. .           340             13,352
Guidant Corp. + .......................           540             26,892
Medtronic, Inc. .......................         1,880             96,275
St. Jude Medical, Inc. + ..............           120              9,318
Stryker Corp. .........................           240             14,009
Zimmer Holdings, Inc. + ...............           270              8,246
                                                            --------------
                                                                 241,184
                                                            --------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + ...................           660              9,781
Quintiles Transnational Corp. + .......           340              5,467
                                                            --------------
                                                                  15,248
                                                            --------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. .................           200              4,600
Maytag Corp. ..........................           100              3,103
Whirlpool Corp. .......................           160             11,733
                                                            --------------
                                                                  19,436
                                                            --------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.5%)
Clorox Co. ............................           650             25,708
Colgate-Palmolive Co. .................           840             48,510
Kimberly-Clark Corp. ..................           830             49,634
Procter & Gamble Co. ..................         3,710            293,572
                                                            --------------
                                                                 417,424
                                                            --------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. ..................           200              7,918
Newell Rubbermaid Inc. ................           620             17,093
                                                            --------------
                                                                  25,011
                                                            --------------
INSURANCE - LIFE/HEALTH (0.2%)
AFLAC, Inc. ...........................         1,360             33,402
Jefferson-Pilot Corp. .................           250             11,567
John Hancock Financial Services, Inc. .           860             35,518
Lincoln National Corp. ................           220             10,685
MetLife, Inc. .........................         1,570             49,738
Torchmark Corp. .......................           200              7,866
UnumProvident Corp. ...................           410             10,869
                                                            --------------
                                                                 159,645
                                                            --------------

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
INSURANCE - MULTI-LINE (0.4%)
American International Group, Inc. ....         3,894        $   309,184
Hartford Financial Services Group, Inc.           210             13,194
Loews Corp. ...........................           290             16,060
                                                            --------------
                                                                 338,438
                                                            --------------
INSURANCE - PROPERTY/CASUALTY (0.2%)
Allstate Corp. (The) ..................         1,060             35,722
Chubb Corp. ...........................           300             20,700
Cincinnati Financial Corp. ............           460             17,549
MBIA, Inc. ............................           345             18,503
MGIC Investment Corp. .................           100              6,172
Progressive Corp. .....................           200             29,860
SAFECO Corp. ..........................           380             11,837
St. Paul Co., Inc. ....................           360             15,829
XL Capital Ltd. .......................           200             18,272
                                                            --------------
                                                                 174,444
                                                            --------------
INSURANCE BROKERS (0.1%)
Aon Corp. .............................           460             16,339
Marsh & McLennan Co., Inc. ............           400             42,980
                                                            --------------
                                                                  59,319
                                                            --------------
INVESTMENT BANKING/BROKERAGE (0.2%)
Bear Stearns Co., Inc. (The) ..........           170              9,969
Charles Schwab Corp. ..................         2,000             30,940
Lehman Brothers Holdings Inc. .........           360             24,048
Merrill Lynch & Co., Inc. .............         1,860             96,943
                                                            --------------
                                                                 161,900
                                                            --------------
INVESTMENT MANAGEMENT (0.0%)
Franklin Resources, Inc. ..............           320             11,286
Stilwell Financial, Inc. ..............           410             11,160
T. Rowe Price Group Inc. ..............           250              8,683
                                                            --------------
                                                                  31,129
                                                            --------------
LEISURE TIME - PRODUCTS (0.1%)
Brunswick Corp. .......................           120              2,611
Harley-Davidson, Inc. .................           520             28,241
Hasbro, Inc. ..........................           300              4,869
Mattel, Inc. ..........................           560              9,632
                                                            --------------
                                                                  45,353
                                                            --------------
LODGING - HOTELS (0.1%)
Carnival Corp. ........................         1,670             46,894
Hilton Hotels Corp. ...................           400              4,368
Marriott International, Inc. ..........           280             11,382
Starwood Hotels & Resorts Worldwide,
 Inc...................................           230              6,865
                                                            --------------
                                                                  69,509
                                                            --------------
MACHINERY - DIVERSIFIED (0.1%)
Caterpillar, Inc. .....................           310             16,198
Deere & Co. ...........................           200              8,732
Dover Corp. ...........................           260              9,638
Ingersoll-Rand Co. ....................           300             12,543
                                                            --------------
                                                                  47,111
                                                            --------------
MANUFACTURING - DIVERSIFIED (0.4%)
Crane Co. .............................            50              1,282
Danaher Corp. .........................           120              7,237

                                      See Notes to Portfolio of Investments. 69

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES K (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Eaton Corp. ...........................           160        $    11,906
Honeywell International Inc. ..........           650             21,983
Illinois Tool Works, Inc. .............           500             33,860
ITT Industries, Inc. ..................           140              7,070
Johnson Controls, Inc. ................           160             12,920
Minnesota Mining and Manufacturing Co.
 (3M)..................................           610             72,108
Parker-Hannifin Corp. .................           200              9,182
Textron, Inc. .........................            80              3,317
Thermo Electron Corp. .................           240              5,726
Tyco International Ltd. ...............         2,882            169,750
United Technologies Corp. .............           700             45,241
                                                            --------------
                                                                 401,582
                                                            --------------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Dennison Corp. ..................           120              6,784
Pall Corp. ............................           240              5,774
Sealed Air Corp. + ....................           100              4,082
                                                            --------------
                                                                  16,640
                                                            --------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +            220              2,946
Inco Ltd. + ...........................           240              4,065
                                                            --------------
                                                                   7,011
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.1%)
El Paso Corp. .........................           414             18,469
KeySpan Energy Corp. ..................           240              8,316
Kinder Morgan, Inc. ...................           250             13,922
NICOR, Inc. ...........................            80              3,331
NiSource Inc. .........................           230              5,304
Peoples Energy Corp. ..................            40              1,517
Sempra Energy .........................           490             12,030
Williams Co.'s, Inc. (The) ............           420             10,718
                                                            --------------
                                                                  73,607
                                                            --------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ....................           300             11,283
                                                            --------------
OIL & GAS - DRILLING & EQUIPMENT (0.1%)
Baker Hughes Inc. .....................           430             15,682
Noble Drilling Corp. + ................           190              6,468
Rowan Co., Inc. + .....................           110              2,131
Transocean Sedco Forex Inc. ...........           560             18,939
                                                            --------------
                                                                  43,220
                                                            --------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Anadarko Petroleum Corp. ..............           370             21,034
Burlington Resources, Inc. ............           270             10,136
Devon Energy Corp. ....................           160              6,184
EOG Resources, Inc. ...................           160              6,258
Unocal Corp. ..........................           280             10,100
                                                            --------------
                                                                  53,712
                                                            --------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. ......................           130              5,990
Sunoco, Inc. ..........................           140              5,228
                                                            --------------
                                                                  11,218
                                                            --------------

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
OIL - DOMESTIC INTEGRATED (0.1%)
Amerada Hess Corp. ....................           110        $     6,875
Conoco Inc. ...........................         1,040             29,432
Occidental Petroleum Corp. ............           630             16,714
Phillips Petroleum Co. ................           838             50,498
USX-Marathon Group ....................           860             25,800
                                                            --------------
                                                                 129,319
                                                            --------------
OIL - INTERNATIONAL INTEGRATED (0.7%)
ChevronTexaco Corp. ...................         1,613            144,541
Exxon Mobil Corp. .....................        10,190            400,467
Royal Dutch Petroleum Co. .............         1,810             88,726
                                                            --------------
                                                                 633,734
                                                            --------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. ...................           100              3,401
Georgia-Pacific Corp. .................           280              7,731
International Paper Co. ...............           800             32,280
Mead Corp. ............................           120              3,707
Weyerhaeuser Co. ......................           270             14,601
Willamette Industries, Inc. ...........           140              7,297
                                                            --------------
                                                                  69,017
                                                            --------------
PERSONAL CARE (0.1%)
Alberto-Culver Co. - Class B ..........            80              3,579
Avon Products, Inc. ...................           400             18,600
Gillette Co. ..........................         1,610             53,774
                                                            --------------
                                                                  75,953
                                                            --------------
PHOTOGRAPHY/IMAGING (0.0%)
Eastman Kodak Co. .....................           300              8,829
Xerox Corp. ...........................         1,480             15,422
                                                            --------------
                                                                  24,251
                                                            --------------
PUBLISHING (0.0%)
McGraw-Hill Co., Inc. (The) ...........           300             18,294
Meredith Corp. ........................            80              2,852
                                                            --------------
                                                                  21,146
                                                            --------------
PUBLISHING - NEWSPAPERS (0.1%)
Dow Jones & Co., Inc. .................           100              5,473
Gannett Co., Inc. .....................           430             28,909
New York Times Co. ....................           200              8,650
Tribune Co. ...........................           480             17,966
                                                            --------------
                                                                  60,998
                                                            --------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ....           670             19,115
CSX Corp. .............................           250              8,763
Norfolk Southern Corp. ................           330              6,049
Union Pacific Corp. ...................           350             19,950
                                                            --------------
                                                                  53,877
                                                            --------------
REIT DIVERSIFIED (0.0%)
Equity Office Properties Trust ........           700             21,056
Equity Residential Properties Trust ...           250              7,178
                                                            --------------
                                                                  28,234
                                                            --------------
RESTAURANTS (0.1%)
Darden Restaurants, Inc. ..............           320             11,328
McDonald's Corp. ......................         1,930             51,087

70 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
RESTAURANTS (CONTINUED)
Starbucks Corp. + .....................           440        $     8,382
Tricon Global Restaurants, Inc. + .....           180              8,856
Wendy's International, Inc. ...........           130              3,792
                                                            --------------
                                                                  83,445
                                                            --------------
RETAIL - BUILDING SUPPLIES (0.5%)
Home Depot, Inc. ......................         6,440            328,504
Lowe's Co., Inc. ......................         2,160            100,246
Sherwin-Williams Co. ..................           280              7,700
                                                            --------------
                                                                 436,450
                                                            --------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Best Buy Co., Inc. + ..................           610             45,433
Circuit City Stores - Circuit City
 Group.................................           580             15,051
RadioShack Corp. ......................           480             14,448
                                                            --------------
                                                                  74,932
                                                            --------------
RETAIL - DEPARTMENT STORES (0.1%)
Federated Department Stores, Inc. + ...           510             20,859
J.C. Penney Co., Inc. .................           600             16,140
Kohl's Corp. + ........................           550             38,742
May Department Stores Co. .............           520             19,230
Nordstrom, Inc. .......................           340              6,878
                                                            --------------
                                                                 101,849
                                                            --------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ............           260              7,795
                                                            --------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.5%)
Costco Wholesale Corp. + ..............           670             29,735
Sears, Roebuck & Co. ..................           560             26,678
Target Corp. ..........................           840             34,482
Wal-Mart Stores, Inc. .................         6,640            382,132
                                                            --------------
                                                                 473,027
                                                            --------------
RETAIL - SPECIALITY (0.1%)
AutoZone, Inc. + ......................           270             19,386
Bed Bath & Beyond, Inc. + .............           380             12,882
Office Depot, Inc. + ..................           840             15,574
Staples, Inc. + .......................           960             17,952
Tiffany & Co. .........................           220              6,923
                                                            --------------
                                                                  72,717
                                                            --------------
RETAIL SPECIALITY - APPAREL (0.1%)
Gap, Inc. (The) .......................         1,380             19,237
Limited, Inc. (The) ...................           600              8,832
TJX Companies, Inc. ...................           480             19,133
                                                            --------------
                                                                  47,202
                                                            --------------
RETAIL STORES - DRUG STORE (0.0%)
Walgreen Co. ..........................           840             28,274
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.0%)
Albertson's, Inc. .....................           670             21,098
Safeway, Inc. + .......................           410             17,118
                                                            --------------
                                                                  38,216
                                                            --------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. ...........           355              9,638
Golden West Financial Corp. ...........           200             11,770

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
SAVINGS & LOAN COMPANIES (CONTINUED)
Washington Mutual Financial Corp. .....         1,315        $    43,001
                                                            --------------
                                                                  64,409
                                                            --------------
SERVICES - ADVERTISING/MARKETING (0.1%)
Interpublic Group of Co.'s, Inc. ......           610             18,019
Omnicom Group, Inc. ...................           160             14,296
TMP Worldwide Inc. + ..................           280             12,012
                                                            --------------
                                                                  44,327
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (0.1%)
Cendant Corp. + .......................         2,630             51,574
Cintas Corp. ..........................           200              9,600
Convergys Corp. + .....................           220              8,248
H&R Block, Inc. .......................           520             23,244
                                                            --------------
                                                                  92,666
                                                            --------------
SERVICES - COMPUTER SYSTEMS (0.1%)
Computer Sciences Corp. + .............           180              8,816
Electronic Data Systems Corp. .........           710             48,671
Sabre Holdings Corp. + ................           320             13,552
                                                            --------------
                                                                  71,039
                                                            --------------
SERVICES - DATA PROCESSING (0.2%)
Automatic Data Processing, Inc. .......           940             55,366
Concord EFS, Inc. + ...................           800             26,224
Equifax, Inc. .........................           140              3,381
First Data Corp. ......................           830             65,114
Fiserv, Inc. + ........................           520             22,006
                                                            --------------
                                                                 172,091
                                                            --------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + .....           240              6,408
                                                            --------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ..........................           220              9,147
RR Donnelley & Sons Co. ...............           220              6,532
                                                            --------------
                                                                  15,679
                                                            --------------
STEEL (0.0%)
Allegheny Technologies Inc. ...........           100              1,675
Nucor Corp. ...........................           130              6,885
Worthington Industries ................           140              1,988
                                                            --------------
                                                                  10,548
                                                            --------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. .........................           950              8,474
                                                            --------------
TELEPHONE (0.5%)
ALLTEL Corp. ..........................           830             51,236
BellSouth Corp. .......................         2,800            106,820
CenturyTel, Inc. ......................           190              6,232
Citizens Communications Co. + .........           520              5,543
SBC Communications, Inc. ..............         5,030            197,025
Verizon Communications ................         2,220            105,361
                                                            --------------
                                                                 472,217
                                                            --------------
TELEPHONE LONG DISTANCE (0.2%)
AT&T Corp. ............................         7,680            139,315
                                                            --------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ...................            50              2,488

                                      See Notes to Portfolio of Investments. 71

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES K (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
TEXTILES - APPAREL (CONTINUED)
VF Corp. ..............................           200        $     7,802
                                                            --------------
                                                                  10,290
                                                            --------------
TOBACCO (0.2%)
Philip Morris Co. Inc. ................         3,310            151,763
UST, Inc. .............................           260              9,100
                                                            --------------
                                                                 160,863
                                                            --------------
TRUCKS & PARTS (0.0%)
Navistar International Corp. + ........            70              2,765
PACCAR, Inc. ..........................           100              6,562
                                                            --------------
                                                                   9,327
                                                            --------------
WASTE MANAGEMENT (0.0%)
Allied Waste Industries, Inc. + .......           400              5,624
Waste Management, Inc. ................           930             29,676
                                                            --------------
                                                                  35,300
                                                            --------------
TOTAL COMMON STOCKS (COST $15,616,339)                        15,595,587
                                                            --------------
                                          PRINCIPAL
                                            AMOUNT
                                         --------------
LONG-TERM BONDS AND NOTES (82.6%)
Federal Home Loan Mortgage Corp.,
 Zero Coupon, 03/14/06 ................  $ 10,000,000          8,173,400
Federal National Mortgage Assoc.,
 Zero Coupon, 12/13/05 ................    20,000,000         16,783,760
Israel Trust, Zero Coupon, 11/15/05 ...    10,000,000          8,418,600
U.S. Treasury Strip, Zero Coupon,
 11/15/05..............................    48,930,000         41,656,066
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $72,999,465)                                           75,031,826
                                                            --------------
TOTAL INVESTMENTS (COST $88,615,804)(a)                       90,627,413
OTHER ASSETS LESS LIABILITIES                                    189,623
                                                            --------------
TOTAL NET ASSETS                                             $90,817,036
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $90,158,001. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains..................................          $  1,496,624
Unrealized losses.................................            (1,027,212)
                                                    --------------------
 Net unrealized gain..............................          $    469,412
                                                    ====================

+ Non-income producing security.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

72 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES L

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
COMMON STOCKS (34.9%)
AEROSPACE/DEFENSE (0.3%)
Boeing Co. ............................    $    2,280        $    88,418
General Dynamics Corp. ................           470             37,431
Goodrich Co. ..........................           250              6,655
Lockheed Martin Corp. .................         1,160             54,137
Northrop Grumman Corp. ................           290             29,235
Rockwell Collins, Inc. ................           680             13,260
                                                            --------------
                                                                 229,136
                                                            --------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ............         2,312             33,177
                                                            --------------
AIR FREIGHT (0.1%)
FedEx Corp. + .........................           790             40,985
                                                            --------------
AIRLINES (0.1%)
Delta Air Lines, Inc. .................           450             13,167
Southwest Airlines Co. ................         2,230             41,210
                                                            --------------
                                                                  54,377
                                                            --------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd. ...................           800             28,744
Alcoa Inc. ............................         1,310             46,571
                                                            --------------
                                                                  75,315
                                                            --------------
AUTO PARTS & EQUIPMENT (0.1%)
Delphi Automotive Systems Corp. .......         1,140             15,572
Genuine Parts Co. .....................           500             18,350
Goodyear Tire & Rubber Co. (The) ......           450             10,715
Snap-On, Inc. .........................           120              4,039
TRW, Inc. .............................           560             20,743
Visteon Corp. .........................           410              6,166
                                                            --------------
                                                                  75,585
                                                            --------------
AUTOMOBILES (0.2%)
Ford Motor Co. ........................         5,200             81,744
General Motors Corp. ..................         1,500             72,900
                                                            --------------
                                                                 154,644
                                                            --------------
BANKS - MAJOR REGIONAL (1.7%)
AmSouth Bancorporation ................         1,050             19,845
Bank of New York Co., Inc. ............         2,030             82,824
Bank One Corp. ........................         3,260            127,303
BB&T Corp. ............................         1,850             66,803
Comerica, Inc. ........................           410             23,493
Fifth Third Bancorp ...................         1,644            100,827
Fleet Boston Financial Corp. ..........         4,490            163,885
Huntington Bancshares Inc. ............           550              9,455
KeyCorp ...............................         1,100             26,774
Mellon Financial Corp. ................         1,400             52,668
National City Corp. ...................         1,690             49,416
Northern Trust Corp. ..................           550             33,121
PNC Financial Services Group ..........           840             47,208
Regions Financial Corp. ...............           550             16,522
SouthTrust Corp. ......................         1,410             34,785
Suntrust Banks, Inc. ..................           850             53,295
Synovus Financial Corp. ...............           700             17,535

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
BANKS - MAJOR REGIONAL (CONTINUED)
U.S. Bancorp ..........................         5,460        $   114,278
Union Planters Corp. ..................           380             17,149
Wells Fargo & Co. .....................         7,070            307,191
Zions Bancorporation ..................           200             10,516
                                                            --------------
                                                               1,374,893
                                                            --------------
BANKS - MONEY CENTER (0.8%)
Bank of America Corp. .................         7,960            501,082
Wachovia Corp. ........................         3,970            124,499
                                                            --------------
                                                                 625,581
                                                            --------------
BEVERAGES - ALCOHOLIC (0.2%)
Anheuser-Busch Co.'s, Inc. ............         2,550            115,285
Brown-Forman Corp. ....................           200             12,520
Coors (Adolph) Co. ....................           100              5,340
                                                            --------------
                                                                 133,145
                                                            --------------
BEVERAGES - NON-ALCOHOLIC (0.7%)
Coca-Cola Co. .........................         6,830            322,034
Coca-Cola Enterprises Inc. ............         1,330             25,190
Pepsi Bottling Group, Inc. ............           700             16,450
PepsiCo, Inc. .........................         4,850            236,147
                                                            --------------
                                                                 599,821
                                                            --------------
BIOTECHNOLOGY (0.4%)
Amgen, Inc. + .........................         2,900            163,676
Biogen, Inc. + ........................           550             31,543
Chiron Corp. + ........................           450             19,728
Genzyme Corp. + .......................           600             35,916
Immunex Corp. + .......................         2,180             60,408
MedImmune, Inc. + .....................           750             34,762
                                                            --------------
                                                                 346,033
                                                            --------------
BROADCASTING - TV, RADIO & CABLE (0.2%)
Clear Channel Communications, Inc. + ..           900             45,819
Comcast Corp. - Class A Special + .....         2,550             91,800
Univision Communications, Inc. + ......           350             14,161
                                                            --------------
                                                                 151,780
                                                            --------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ...........................         1,200             29,400
                                                            --------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.2%)
AT&T Wireless Services Inc. + .........         7,016            100,820
Sprint Corp. (PCS Group) + ............         1,450             35,394
                                                            --------------
                                                                 136,214
                                                            --------------
CHEMICALS (0.3%)
Air Products and Chemicals, Inc. ......           650             30,491
Dow Chemical Co. ......................         1,550             52,359
Du Pont (E.I.) de Nemours & Co. .......         2,900            123,279
Eastman Chemical Co. ..................           250              9,755
Praxair, Inc. .........................           400             22,100
Rohm & Haas Co. .......................           350             12,121
                                                            --------------
                                                                 250,105
                                                            --------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .......................           300              8,304
PPG Industries Inc. ...................           350             18,102
                                                            --------------
                                                                  26,406
                                                            --------------

                                      See Notes to Portfolio of Investments. 73

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES L (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. ..........................           350        $    14,088
International Flavors & Fragrances,
 Inc...................................           300              8,913
                                                            --------------
                                                                  23,001
                                                            --------------
COMMUNICATIONS EQUIPMENT (0.4%)
Comverse Technology, Inc. + ...........           400              8,948
JDS Uniphase Corp. + ..................         3,850             33,610
Lucent Technologies, Inc. .............         5,150             32,394
Motorola, Inc. ........................         6,300             94,626
Nortel Networks Corp. .................         8,900             66,750
Qualcomm Inc. + .......................         1,150             58,075
Scientific-Atlanta, Inc. ..............           400              9,576
Tellabs, Inc. + .......................           750             11,220
                                                            --------------
                                                                 315,199
                                                            --------------
COMPUTERS - HARDWARE (1.5%)
Apple Computer, Inc. + ................           550             12,045
Compaq Computer Corp. .................         6,800             66,368
Dell Computer Corp. + .................        13,170            357,960
Hewlett-Packard Co. ...................         5,600            115,024
International Business Machines Corp. .         4,680            566,093
NCR Corp. + ...........................           250              9,215
Sun Microsystems, Inc. + ..............         9,350            115,379
                                                            --------------
                                                               1,242,084
                                                            --------------
COMPUTERS - NETWORKING (0.7%)
Cisco Systems, Inc. + .................        29,400            532,434
Network Appliance, Inc. + .............         1,600             34,992
                                                            --------------
                                                                 567,426
                                                            --------------
COMPUTERS - PERIPHERALS (0.1%)
EMC Corp. .............................         6,400             86,016
Lexmark International Group, Inc. + ...           200             11,800
                                                            --------------
                                                                  97,816
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (1.9%)
Autodesk, Inc. ........................           150              5,591
BMC Software, Inc. + ..................         1,250             20,463
Citrix Systems, Inc. + ................           400              9,064
Computer Associates International, Inc.         3,060            105,539
Compuware Corp. + .....................         1,410             16,624
Intuit Inc. + .........................           400             17,104
Mercury Interactive Corp. + ...........           200              6,796
Microsoft Corp. + .....................        14,760            978,145
Novell, Inc. + ........................         2,200             10,098
Oracle Corp. + ........................        15,750            217,507
PeopleSoft, Inc. + ....................           850             34,170
Siebel Systems, Inc. + ................         1,250             34,975
Unisys Corp. + ........................           780              9,781
VERITAS Software Corp. + ..............         1,030             46,165
Yahoo! Inc. + .........................         1,700             30,158
                                                            --------------
                                                               1,542,180
                                                            --------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ..................           450             21,573
                                                            --------------
CONSUMER FINANCE (0.3%)
Capital One Financial Corp. ...........           560             30,212

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
CONSUMER FINANCE (CONTINUED)
Household International, Inc. .........         1,880        $   108,927
MBNA Corp. ............................         2,400             84,480
                                                            --------------
                                                                 223,619
                                                            --------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ............................           100              7,070
                                                            --------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. .......................           150              7,377
Pactiv Corp. + ........................           930             16,508
                                                            --------------
                                                                  23,885
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (0.2%)
AmerisourceBergen Corp. ...............           210             13,345
Cardinal Health, Inc. .................           710             45,909
McKesson HBOC, Inc. ...................           540             20,196
Supervalu, Inc. .......................           500             11,060
Sysco Corp. ...........................         1,600             41,952
                                                            --------------
                                                                 132,462
                                                            --------------
ELECTRIC COMPANIES (0.9%)
Allegheny Energy, Inc. ................           450             16,299
Ameren Corp. ..........................           500             21,150
American Electric Power Co., Inc. .....           740             32,212
Cinergy Corp. .........................           450             15,044
CMS Energy Corp. ......................           360              8,651
Consolidated Edison, Inc. .............           650             26,234
Constellation Energy Group ............           550             14,603
Dominion Resources, Inc. ..............           750             45,075
DTE Energy Co. ........................           550             23,067
Duke Energy Corp. .....................         2,140             84,016
Entergy Corp. .........................           600             23,466
Exelon Corp. ..........................           730             34,952
FirstEnergy Corp. .....................         1,560             54,569
FPL Group, Inc. .......................           600             33,840
Mirant Corp. + ........................         1,553             24,879
Niagara Mohawk Holdings Inc. + ........           300              5,319
PG&E Corp. + ..........................           900             17,316
Pinnacle West Capital Corp. ...........           270             11,300
PPL Corp. .............................           520             18,122
Progress Energy, Inc. .................           950             42,778
Public Service Enterprise Group, Inc. .           450             18,985
Reliant Energy Inc. ...................           800             21,216
Southern Co. ..........................         1,900             48,165
TECO Energy, Inc. .....................           350              9,184
TXU Corp. .............................           700             33,005
Xcel Energy, Inc. .....................         1,470             40,778
                                                            --------------
                                                                 724,225
                                                            --------------
ELECTRICAL EQUIPMENT (1.5%)
Cooper Industries, Inc. ...............           300             10,476
Emerson Electric Co. ..................         1,280             73,088
General Electric Co. ..................        27,210          1,090,577
Molex, Inc. ...........................           340             10,523
Sanmina - SCI Corp. + .................         1,050             20,895

74 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
ELECTRICAL EQUIPMENT (CONTINUED)
Solectron Corp. + .....................         1,800        $    20,304
                                                            --------------
                                                               1,225,863
                                                            --------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. .................           340             16,320
                                                            --------------
ELECTRONICS - DEFENSE (0.0%)
Raytheon Co. ..........................         1,080             35,068
                                                            --------------
ELECTRONICS - INSTRUMENTS (0.1%)
Agilent Technologies, Inc. + ..........         1,500             42,765
Tektronix, Inc. + .....................           200              5,156
                                                            --------------
                                                                  47,921
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (1.4%)
Advanced Micro Devices, Inc. + ........           600              9,516
Altera Corp. + ........................           750             15,915
Analog Devices, Inc. + ................         1,050             46,610
Broadcom Corp. - Class A + ............         1,150             47,000
Conexant Systems, Inc. + ..............           650              9,334
Intel Corp. ...........................        18,470            580,881
Linear Technology Corp. ...............         1,700             66,368
LSI Logic Corp. + .....................           900             14,202
Maxim Integrated Products, Inc. + .....         1,750             91,892
Micron Technology, Inc. + .............           900             27,900
National Semiconductor Corp. + ........           750             23,093
NVIDIA Corp. + ........................           350             23,415
PMC Sierra Inc. + .....................           600             12,756
QLogic Corp. + ........................           200              8,902
Texas Instruments, Inc. ...............         4,750            133,000
Xilinx, Inc. + ........................           950             37,098
                                                            --------------
                                                               1,147,882
                                                            --------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ...........................           200              7,480
                                                            --------------
ENTERTAINMENT (0.9%)
AOL Time Warner Inc. + ................        12,110            388,731
Viacom, Inc. - Class B + ..............         4,840            213,686
Walt Disney Co. (The) .................         6,000            124,320
                                                            --------------
                                                                 726,737
                                                            --------------
EQUIPMENT - SEMICONDUCTORS (0.1%)
KLA-Tencor Corp. + ....................           550             27,258
Teradyne, Inc. + ......................           550             16,577
                                                            --------------
                                                                  43,835
                                                            --------------
FINANCIAL - DIVERSIFIED (2.2%)
Ambac Financial Group, Inc. ...........           230             13,308
American Express Co. ..................         3,750            133,838
Citigroup Inc. ........................        14,050            709,244
Fannie Mae ............................         5,190            412,605
Freddie Mac ...........................         3,480            227,592
J.P. Morgan Chase & Co. ...............         5,450            198,107
Moody's Corp. .........................           800             31,888
State Street Corp. ....................           800             41,800
USA Education Inc. ....................           450             37,809
                                                            --------------
                                                               1,806,191
                                                            --------------

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
FOODS (0.5%)
Campbell Soup Co. .....................         1,400        $    41,818
ConAgra Foods, Inc. ...................         1,350             32,089
General Mills, Inc. ...................           900             46,809
Heinz (H.J.) Co. ......................           550             22,616
Hershey Foods Corp. ...................           300             20,310
Kellogg Co. ...........................         2,090             62,909
Sara Lee Corp. ........................         1,900             42,237
Unilever NV ...........................         1,650             95,056
Wrigley (Wm.) Jr. Co. .................           350             17,980
                                                            --------------
                                                                 381,824
                                                            --------------
FOOTWEAR (0.1%)
NIKE, Inc. - Class B ..................           650             36,556
Reebok International Ltd. + ...........            80              2,120
                                                            --------------
                                                                  38,676
                                                            --------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ........           220              8,142
International Game Technology + .......           200             13,660
                                                            --------------
                                                                  21,802
                                                            --------------
GOLD/PRECIOUS METALS MINING (0.0%)
Barrick Gold Corp. ....................           950             15,153
Newmont Mining Corp. ..................           400              7,644
Placer Dome, Inc. .....................           620              6,764
                                                            --------------
                                                                  29,561
                                                            --------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ..................           200              7,546
Stanley Works (The) ...................           250             11,643
                                                            --------------
                                                                  19,189
                                                            --------------
HEALTH CARE - DIVERSIFIED (0.9%)
Abbott Laboratories ...................         4,250            236,937
Johnson & Johnson .....................         8,296            490,294
                                                            --------------
                                                                 727,231
                                                            --------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + ..........           696             29,322
                                                            --------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (1.7%)
Allergan, Inc. ........................           420             31,521
Eli Lilly & Co. .......................         3,100            243,474
Forest Laboratories, Inc. - Class A + .           400             32,780
Merck & Co., Inc. .....................         3,390            199,332
Pfizer, Inc. ..........................        17,810            709,728
Pharmacia Corp. .......................         3,600            153,540
                                                            --------------
                                                               1,370,375
                                                            --------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA Inc. ..............................         1,290             49,717
Health Management Associates, Inc. + ..           650             11,960
Tenet Healthcare Corp. + ..............           870             51,086
                                                            --------------
                                                                 112,763
                                                            --------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ....................           320              7,587
                                                            --------------
HEALTH CARE - MANAGED CARE (0.2%)
Aetna Inc. ............................           350             11,547
CIGNA Corp. ...........................           360             33,354

                                      See Notes to Portfolio of Investments. 75

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES L (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
HEALTH CARE - MANAGED CARE (CONTINUED)
Humana, Inc. + ........................           360        $     4,244
UnitedHealth Group Inc. ...............         1,620            114,647
Wellpoint Health Networks, Inc. + .....           180             21,033
                                                            --------------
                                                                 184,825
                                                            --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.5%)
Bard (C.R.) Inc. ......................           150              9,675
Bausch & Lomb, Inc. ...................           150              5,649
Baxter International, Inc. ............           880             47,194
Becton, Dickinson & Co. ...............           650             21,548
Biomet, Inc. ..........................           700             21,630
Boston Scientific Corp. + .............         1,100             26,532
Celera Genomics Group - Applera Corp. .           600             23,562
Guidant Corp. + .......................           700             34,860
Medtronic, Inc. .......................         3,270            167,457
St. Jude Medical, Inc. + ..............           350             27,177
Stryker Corp. .........................           450             26,267
Zimmer Holdings, Inc. + ...............           680             20,767
                                                            --------------
                                                                 432,318
                                                            --------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + ...................         1,150             17,043
Quintiles Transnational Corp. + .......           550              8,844
                                                            --------------
                                                                  25,887
                                                            --------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. .................           550             12,650
Maytag Corp. ..........................           200              6,206
Whirlpool Corp. .......................           190             13,933
                                                            --------------
                                                                  32,789
                                                            --------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.9%)
Clorox Co. ............................         1,180             46,669
Colgate-Palmolive Co. .................         1,590             91,822
Kimberly-Clark Corp. ..................         1,500             89,700
Procter & Gamble Co. ..................         6,730            532,545
                                                            --------------
                                                                 760,736
                                                            --------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ..................           400             15,836
Newell Rubbermaid Inc. ................         1,200             33,084
Tupperware Corp. ......................           110              2,118
                                                            --------------
                                                                  51,038
                                                            --------------
INSURANCE - LIFE/HEALTH (0.4%)
AFLAC, Inc. ...........................         2,820             69,259
Jefferson-Pilot Corp. .................           300             13,881
John Hancock Financial Services, Inc. .         1,570             64,841
Lincoln National Corp. ................           360             17,485
MetLife, Inc. .........................         2,860             90,605
Torchmark Corp. .......................           400             15,732
UnumProvident Corp. ...................           740             19,618
                                                            --------------
                                                                 291,421
                                                            --------------
INSURANCE - MULTI-LINE (0.8%)
American International Group, Inc. ....         7,190            570,886
Hartford Financial Services Group, Inc.           400             25,132

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
INSURANCE - MULTI-LINE (CONTINUED)
Loews Corp. ...........................           520        $    28,798
                                                            --------------
                                                                 624,816
                                                            --------------
INSURANCE - PROPERTY/CASUALTY (0.4%)
Allstate Corp. (The) ..................         2,080             70,096
Chubb Corp. ...........................           450             31,050
Cincinnati Financial Corp. ............           620             23,653
MBIA, Inc. ............................           655             35,128
MGIC Investment Corp. .................           160              9,875
Progressive Corp. .....................           360             53,748
SAFECO Corp. ..........................           710             22,117
St. Paul Co., Inc. ....................           630             27,701
XL Capital Ltd. .......................           690             63,038
                                                            --------------
                                                                 336,406
                                                            --------------
INSURANCE BROKERS (0.1%)
Aon Corp. .............................           650             23,088
Marsh & McLennan Co., Inc. ............           750             80,588
                                                            --------------
                                                                 103,676
                                                            --------------
INVESTMENT BANKING/BROKERAGE (0.4%)
Bear Stearns Co., Inc. (The) ..........           250             14,660
Charles Schwab Corp. ..................         3,650             56,466
Lehman Brothers Holdings Inc. .........           650             43,420
Merrill Lynch & Co., Inc. .............         3,410            177,729
                                                            --------------
                                                                 292,275
                                                            --------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. ..............           650             22,925
Stilwell Financial, Inc. ..............           540             14,699
T. Rowe Price Group Inc. ..............           650             22,575
                                                            --------------
                                                                  60,199
                                                            --------------
LEISURE TIME - PRODUCTS (0.1%)
Brunswick Corp. .......................           200              4,352
Harley-Davidson, Inc. .................           750             40,733
Hasbro, Inc. ..........................           600              9,738
Mattel, Inc. ..........................         1,100             18,920
                                                            --------------
                                                                  73,743
                                                            --------------
LODGING - HOTELS (0.2%)
Carnival Corp. ........................         3,050             85,644
Hilton Hotels Corp. ...................           700              7,644
Marriott International, Inc. ..........           740             30,081
Starwood Hotels & Resorts Worldwide,
 Inc...................................           420             12,537
                                                            --------------
                                                                 135,906
                                                            --------------
MACHINERY - DIVERSIFIED (0.1%)
Caterpillar, Inc. .....................           450             23,512
Deere & Co. ...........................           500             21,830
Dover Corp. ...........................           500             18,535
Ingersoll-Rand Co. ....................           550             22,996
                                                            --------------
                                                                  86,873
                                                            --------------
MANUFACTURING - DIVERSIFIED (0.9%)
Crane Co. .............................           100              2,564
Danaher Corp. .........................           200             12,062
Eaton Corp. ...........................           290             21,579
Honeywell International Inc. ..........         1,200             40,584

76 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Illinois Tool Works, Inc. .............           880        $    59,593
ITT Industries, Inc. ..................           300             15,150
Johnson Controls, Inc. ................           200             16,150
Minnesota Mining and Manufacturing Co.
 (3M)..................................         1,100            130,031
Parker-Hannifin Corp. .................           300             13,773
Textron, Inc. .........................           200              8,292
Thermo Electron Corp. .................           830             19,804
Tyco International Ltd. ...............         5,436            320,180
United Technologies Corp. .............         1,360             87,897
                                                            --------------
                                                                 747,659
                                                            --------------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Dennison Corp. ..................           250             14,133
Pall Corp. ............................           400              9,624
Sealed Air Corp. + ....................           250             10,205
                                                            --------------
                                                                  33,962
                                                            --------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +            400              5,356
Inco Ltd. + ...........................           550              9,317
                                                            --------------
                                                                  14,673
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.1%)
El Paso Corp. .........................           770             34,350
KeySpan Energy Corp. ..................           340             11,781
Kinder Morgan, Inc. ...................           300             16,707
NICOR, Inc. ...........................            80              3,331
NiSource Inc. .........................           470             10,838
Peoples Energy Corp. ..................            60              2,276
Sempra Energy .........................           870             21,358
Williams Co.'s, Inc. (The) ............           750             19,140
                                                            --------------
                                                                 119,781
                                                            --------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ....................           720             27,079
                                                            --------------
OIL & GAS - DRILLING & EQUIPMENT (0.1%)
Baker Hughes Inc. .....................           800             29,176
Noble Drilling Corp. + ................           340             11,574
Rowan Co., Inc. + .....................           200              3,874
Transocean Sedco Forex Inc. ...........           600             20,292
                                                            --------------
                                                                  64,916
                                                            --------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Anadarko Petroleum Corp. ..............           700             39,795
Burlington Resources, Inc. ............           540             20,272
Devon Energy Corp. ....................           280             10,822
EOG Resources, Inc. ...................           350             13,688
Unocal Corp. ..........................           470             16,953
                                                            --------------
                                                                 101,530
                                                            --------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. ......................           200              9,216
Sunoco, Inc. ..........................           420             15,683
                                                            --------------
                                                                  24,899
                                                            --------------
OIL - DOMESTIC INTEGRATED (0.3%)
Amerada Hess Corp. ....................           190             11,875

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
OIL - DOMESTIC INTEGRATED (CONTINUED)
Conoco Inc. ...........................         1,480        $    41,884
Occidental Petroleum Corp. ............           900             23,877
Phillips Petroleum Co. ................         1,554             93,644
USX-Marathon Group ....................         1,560             46,800
                                                            --------------
                                                                 218,080
                                                            --------------
OIL - INTERNATIONAL INTEGRATED (1.4%)
ChevronTexaco Corp. ...................         2,921            261,751
Exxon Mobil Corp. .....................        18,830            740,019
Royal Dutch Petroleum Co. .............         3,290            161,276
                                                            --------------
                                                               1,163,046
                                                            --------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. ...................           150              5,102
Georgia-Pacific Corp. .................           550             15,185
International Paper Co. ...............         1,340             54,069
Mead Corp. ............................           250              7,722
Weyerhaeuser Co. ......................           500             27,040
Willamette Industries, Inc. ...........           200             10,424
                                                            --------------
                                                                 119,542
                                                            --------------
PERSONAL CARE (0.2%)
Alberto-Culver Co. - Class B ..........           100              4,474
Avon Products, Inc. ...................           660             30,690
Gillette Co. ..........................         2,960             98,864
                                                            --------------
                                                                 134,028
                                                            --------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. .....................           500             14,715
Xerox Corp. ...........................         3,850             40,117
                                                            --------------
                                                                  54,832
                                                            --------------
PUBLISHING (0.0%)
McGraw-Hill Co., Inc. (The) ...........           580             35,368
                                                            --------------
PUBLISHING - NEWSPAPERS (0.1%)
Dow Jones & Co., Inc. .................           140              7,662
Gannett Co., Inc. .....................           640             43,027
New York Times Co. ....................           400             17,300
Tribune Co. ...........................           700             26,201
                                                            --------------
                                                                  94,190
                                                            --------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ....         1,000             28,530
CSX Corp. .............................           500             17,525
Norfolk Southern Corp. ................           950             17,414
Union Pacific Corp. ...................           600             34,200
                                                            --------------
                                                                  97,669
                                                            --------------
REIT DIVERSIFIED (0.1%)
Equity Office Properties Trust ........           950             28,576
Equity Residential Properties Trust ...           700             20,097
                                                            --------------
                                                                  48,673
                                                            --------------
RESTAURANTS (0.2%)
Darden Restaurants, Inc. ..............           350             12,390
McDonald's Corp. ......................         3,570             94,498
Starbucks Corp. + .....................           900             17,145
Tricon Global Restaurants, Inc. + .....           350             17,220

                                      See Notes to Portfolio of Investments. 77

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES L (CONTINUED)

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
RESTAURANTS (CONTINUED)
Wendy's International, Inc. ...........           250        $     7,292
                                                            --------------
                                                                 148,545
                                                            --------------
RETAIL - BUILDING SUPPLIES (1.0%)
Home Depot, Inc. ......................        11,800            601,918
Lowe's Co., Inc. ......................         4,040            187,496
Sherwin-Williams Co. ..................           420             11,550
                                                            --------------
                                                                 800,964
                                                            --------------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Best Buy Co., Inc. + ..................         1,090             81,183
Circuit City Stores - Circuit City
 Group.................................           850             22,058
RadioShack Corp. ......................           900             27,090
                                                            --------------
                                                                 130,331
                                                            --------------
RETAIL - DEPARTMENT STORES (0.2%)
Federated Department Stores, Inc. + ...           950             38,855
J.C. Penney Co., Inc. .................         1,300             34,970
Kohl's Corp. + ........................           850             59,874
May Department Stores Co. .............           700             25,886
Nordstrom, Inc. .......................           450              9,103
                                                            --------------
                                                                 168,688
                                                            --------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ............           500             14,990
                                                            --------------
RETAIL - GENERAL MERCHANDISE CHAINS (1.1%)
Costco Wholesale Corp. + ..............         1,250             55,475
Sears, Roebuck & Co. ..................           800             38,112
Target Corp. ..........................         1,500             61,575
Wal-Mart Stores, Inc. .................        12,240            704,412
                                                            --------------
                                                                 859,574
                                                            --------------
RETAIL - SPECIALITY (0.2%)
AutoZone, Inc. + ......................           550             39,490
Bed Bath & Beyond, Inc. + .............           750             25,425
Office Depot, Inc. + ..................         1,200             22,248
Staples, Inc. + .......................         1,750             32,725
Tiffany & Co. .........................           400             12,588
                                                            --------------
                                                                 132,476
                                                            --------------
RETAIL SPECIALITY - APPAREL (0.1%)
Gap, Inc. (The) .......................         2,000             27,880
Limited, Inc. (The) ...................           820             12,070
TJX Companies, Inc. ...................           650             25,909
                                                            --------------
                                                                  65,859
                                                            --------------
RETAIL STORES - DRUG STORE (0.1%)
Walgreen Co. ..........................         1,550             52,173
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.1%)
Albertson's, Inc. .....................           950             29,916
Safeway, Inc. + .......................           770             32,147
                                                            --------------
                                                                  62,063
                                                            --------------
SAVINGS & LOAN COMPANIES (0.2%)
Charter One Financial, Inc. ...........           505             13,711
Golden West Financial Corp. ...........           400             23,540
Washington Mutual Financial Corp. .....         2,525             82,567
                                                            --------------
                                                                 119,818

                                                            --------------

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
SERVICES - ADVERTISING/MARKETING (0.1%)
Interpublic Group of Co.'s, Inc. ......         1,050        $    31,017
Omnicom Group, Inc. ...................           300             26,805
TMP Worldwide Inc. + ..................           500             21,450
                                                            --------------
                                                                  79,272
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (0.2%)
Cendant Corp. + .......................         5,100            100,011
Cintas Corp. ..........................           300             14,400
Convergys Corp. + .....................           600             22,494
H&R Block, Inc. .......................           970             43,359
                                                            --------------
                                                                 180,264
                                                            --------------
SERVICES - COMPUTER SYSTEMS (0.2%)
Computer Sciences Corp. + .............           350             17,143
Electronic Data Systems Corp. .........         1,320             90,486
Sabre Holdings Corp. + ................           650             27,527
                                                            --------------
                                                                 135,156
                                                            --------------
SERVICES - DATA PROCESSING (0.4%)
Automatic Data Processing, Inc. .......         1,780            104,842
Concord EFS, Inc. + ...................         1,160             38,025
Equifax, Inc. .........................           300              7,245
First Data Corp. ......................         1,520            119,244
Fiserv, Inc. + ........................           835             35,337
                                                            --------------
                                                                 304,693
                                                            --------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + .....           450             12,015
                                                            --------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ..........................           370             15,385
RR Donnelley & Sons Co. ...............           350             10,391
                                                            --------------
                                                                  25,776
                                                            --------------
STEEL (0.0%)
Nucor Corp. ...........................           260             13,770
                                                            --------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. .........................         1,890             16,859
                                                            --------------
TELEPHONE (1.0%)
ALLTEL Corp. ..........................         1,550             95,682
BellSouth Corp. .......................         5,080            193,802
CenturyTel, Inc. ......................           280              9,184
SBC Communications, Inc. ..............         9,260            362,714
Verizon Communications ................         4,050            192,213
                                                            --------------
                                                                 853,595
                                                            --------------
TELEPHONE LONG DISTANCE (0.3%)
AT&T Corp. ............................        14,050            254,867
                                                            --------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ...................           100              4,975
VF Corp. ..............................           280             10,923
                                                            --------------
                                                                  15,898
                                                            --------------
TOBACCO (0.4%)
Philip Morris Co. Inc. ................         6,030            276,475
UST, Inc. .............................           470             16,450
                                                            --------------
                                                                 292,925
                                                            --------------
TRUCKS & PARTS (0.0%)
Navistar International Corp. + ........           150              5,925

78 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
TRUCKS & PARTS (CONTINUED)
PACCAR, Inc. ..........................           160        $    10,499
                                                            --------------
                                                                  16,424
                                                            --------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + .......           450              6,327
Waste Management, Inc. ................         1,680             53,609
                                                            --------------
                                                                  59,936
                                                            --------------
TOTAL COMMON STOCKS (COST $28,133,435)                        28,462,530
                                                            --------------
                                          PRINCIPAL
                                            AMOUNT
                                         --------------
LONG-TERM BONDS AND NOTES (62.8%)
Federal Home Loan Mortgage Corp.,
 Zero Coupon, 03/14/06 ................  $ 15,000,000         12,260,100
Federal National Mortgage Assoc.,
 Zero Coupon, 11/15/05 ................     4,715,000          3,972,034
Federal National Mortgage Assoc.,
 6.42%, 04/01/11 ......................     9,937,965         10,133,618
Federal National Mortgage Assoc. -
 Strip,
 Zero Coupon, 01/15/06 ................     3,879,000          3,219,741
U.S. Treasury Strip, Zero Coupon,
 02/15/06..............................    24,434,000         20,423,403
U.S. Treasury Strip, Zero Coupon,
 02/15/06..............................     1,498,000          1,257,676
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $50,741,806)                                           51,266,572
                                                            --------------
SHORT-TERM INVESTMENTS (2.2%)
Federal Home Loan Bank, 1.47%, 01/02/02     1,743,000          1,743,000
U.S. Treasury Bill, 2.12%, 04/04/02 @..       100,000             99,625
                                                            --------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $1,842,540)                                             1,842,625
                                                            --------------
TOTAL INVESTMENTS (COST $80,717,781)(a)                       81,571,727
OTHER ASSETS LESS LIABILITIES                                     64,496
                                                            --------------
TOTAL NET ASSETS                                             $81,636,223
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $82,414,481. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains..................................          $    741,082
Unrealized losses.................................            (1,583,836)
                                                    --------------------
 Net unrealized loss..............................           $  (842,754)
                                                    ====================

Information concerning open futures contracts at December 31, 2001 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET      EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.       5        $1,436,500      Mar 02        $  22,439
                                     ===========                 ============

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

                                      See Notes to Financial Statements. 79

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES M

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
COMMON STOCKS (28.7%)
AEROSPACE/DEFENSE (0.2%)
Boeing Co. ..........................         2,870         $   111,298
General Dynamics Corp. ..............           640              50,970
Goodrich Co. ........................           390              10,382
Lockheed Martin Corp. ...............         1,480              69,071
Northrop Grumman Corp. ..............           290              29,235
Rockwell Collins, Inc. ..............           800              15,600
                                                          ----------------
                                                                286,556
                                                          ----------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ..........         2,325              33,364
                                                          ----------------
AIR FREIGHT (0.1%)
FedEx Corp. + .......................         1,050              54,474
                                                          ----------------
AIRLINES (0.1%)
Delta Air Lines, Inc. ...............           550              16,093
Southwest Airlines Co. ..............         2,300              42,504
                                                          ----------------
                                                                 58,597
                                                          ----------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd. .................         1,000              35,930
Alcoa Inc. ..........................         1,600              56,880
                                                          ----------------
                                                                 92,810
                                                          ----------------
AUTO PARTS & EQUIPMENT (0.1%)
Delphi Automotive Systems Corp. .....         1,820              24,861
Genuine Parts Co. ...................           800              29,360
Goodyear Tire & Rubber Co. (The) ....           550              13,096
Snap-On, Inc. .......................           200               6,732
TRW, Inc. ...........................           600              22,224
Visteon Corp. .......................           700              10,528
                                                          ----------------
                                                                106,801
                                                          ----------------
AUTOMOBILES (0.2%)
Ford Motor Co. ......................         5,970              93,848
General Motors Corp. ................         1,900              92,340
                                                          ----------------
                                                                186,188
                                                          ----------------
BANKS - MAJOR REGIONAL (1.4%)
AmSouth Bancorporation ..............         1,350              25,515
Bank of New York Co., Inc. ..........         2,650             108,120
Bank One Corp. ......................         4,200             164,010
BB&T Corp. ..........................         1,600              57,776
Comerica, Inc. ......................           700              40,110
Fifth Third Bancorp .................         2,100             128,793
Fleet Boston Financial Corp. ........         5,600             204,400
Huntington Bancshares Inc. ..........         1,300              22,347
KeyCorp .............................         1,400              34,076
Mellon Financial Corp. ..............         1,700              63,954
National City Corp. .................         2,100              61,404
Northern Trust Corp. ................           700              42,154
PNC Financial Services Group ........         1,000              56,200
Regions Financial Corp. .............           750              22,530
SouthTrust Corp. ....................         1,750              43,173
Suntrust Banks, Inc. ................           950              59,565
Synovus Financial Corp. .............           900              22,545

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
BANKS - MAJOR REGIONAL (CONTINUED)
U.S. Bancorp ........................         6,950         $   145,463
Union Planters Corp. ................           600              27,078
Wells Fargo & Co. ...................         8,450             367,152
Zions Bancorporation ................           250              13,145
                                                          ----------------
                                                              1,709,510
                                                          ----------------
BANKS - MONEY CENTER (0.6%)
Bank of America Corp. ...............         9,850             620,057
Wachovia Corp. ......................         4,550             142,688
                                                          ----------------
                                                                762,745
                                                          ----------------
BEVERAGES - ALCOHOLIC (0.1%)
Anheuser-Busch Co.'s, Inc. ..........         3,200             144,672
Brown-Forman Corp. ..................           100               6,260
Coors (Adolph) Co. ..................           200              10,680
                                                          ----------------
                                                                161,612
                                                          ----------------
BEVERAGES - NON-ALCOHOLIC (0.6%)
Coca-Cola Co. .......................         8,500             400,775
Coca-Cola Enterprises Inc. ..........         1,400              26,516
Pepsi Bottling Group, Inc. ..........         1,000              23,500
PepsiCo, Inc. .......................         6,050             294,574
                                                          ----------------
                                                                745,365
                                                          ----------------
BIOTECHNOLOGY (0.3%)
Amgen, Inc. + .......................         3,550             200,362
Biogen, Inc. + ......................           700              40,145
Chiron Corp. + ......................           600              26,304
Genzyme Corp. + .....................           700              41,902
Immunex Corp. + .....................         2,750              76,202
MedImmune, Inc. + ...................           700              32,445
                                                          ----------------
                                                                417,360
                                                          ----------------
BROADCASTING - TV, RADIO & CABLE (0.2%)
Clear Channel Communications, Inc. +          1,100              56,001
Comcast Corp. - Class A Special + ...         3,200             115,200
Univision Communications, Inc. + ....           650              26,299
                                                          ----------------
                                                                197,500
                                                          ----------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. .........................         1,500              36,750
                                                          ----------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services Inc. + .......         8,706             125,105
Sprint Corp. (PCS Group) + ..........         1,800              43,938
                                                          ----------------
                                                                169,043
                                                          ----------------
CHEMICALS (0.2%)
Air Products and Chemicals, Inc. ....           650              30,492
Dow Chemical Co. ....................         1,850              62,493
Du Pont (E.I.) de Nemours & Co. .....         3,450             146,659
Eastman Chemical Co. ................           300              11,706
Praxair, Inc. .......................           500              27,625
Rohm & Haas Co. .....................           400              13,852
                                                          ----------------
                                                                292,827
                                                          ----------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .....................           300               8,304
PPG Industries Inc. .................           550              28,446
                                                          ----------------
                                                                 36,750
                                                          ----------------

80 See Notes to Portfolio of Investments.

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. ........................           600         $    24,150
International Flavors & Fragrances,
 Inc.................................           600              17,826
                                                          ----------------
                                                                 41,976
                                                          ----------------
COMMUNICATIONS EQUIPMENT (0.3%)
Comverse Technology, Inc. + .........           550              12,304
JDS Uniphase Corp. + ................         3,750              32,737
Lucent Technologies, Inc. ...........         6,350              39,941
Motorola, Inc. ......................         7,550             113,401
Nortel Networks Corp. ...............         5,250              39,375
Qualcomm Inc. + .....................         1,400              70,700
Scientific-Atlanta, Inc. ............           550              13,167
Tellabs, Inc. + .....................           900              13,464
                                                          ----------------
                                                                335,089
                                                          ----------------
COMPUTERS - HARDWARE (1.3%)
Apple Computer, Inc. + ..............         1,350              29,565
Compaq Computer Corp. ...............         5,250              51,240
Dell Computer Corp. + ...............        16,350             444,393
Gateway, Inc. + .....................         1,300              10,452
Hewlett-Packard Co. .................         6,750             138,645
International Business Machines Corp.         5,900             713,664
NCR Corp. + .........................           150               5,529
Sun Microsystems, Inc. + ............        11,000             135,740
                                                          ----------------
                                                              1,529,228
                                                          ----------------
COMPUTERS - NETWORKING (0.6%)
Cisco Systems, Inc. + ...............        36,500             661,015
Network Appliance, Inc. + ...........         1,750              38,272
                                                          ----------------
                                                                699,287
                                                          ----------------
COMPUTERS - PERIPHERALS (0.1%)
EMC Corp. ...........................         7,750             104,160
Lexmark International Group, Inc. + .           400              23,600
                                                          ----------------
                                                                127,760
                                                          ----------------
COMPUTERS SOFTWARE/SERVICES (1.6%)
Autodesk, Inc. ......................           300              11,181
BMC Software, Inc. + ................         1,550              25,373
Citrix Systems, Inc. + ..............           550              12,463
Computer Associates International,
 Inc.................................         3,530             121,750
Compuware Corp. + ...................         1,730              20,397
Intuit Inc. + .......................           500              21,380
Mercury Interactive Corp. + .........           200               6,796
Microsoft Corp. + ...................        18,250           1,209,427
Novell, Inc. + ......................         2,700              12,393
Oracle Corp. + ......................        19,600             270,676
PeopleSoft, Inc. + ..................         1,000              40,200
Siebel Systems, Inc. + ..............         1,550              43,369
Unisys Corp. + ......................         1,800              22,572
VERITAS Software Corp. + ............         1,300              58,266
Yahoo! Inc. + .......................         1,400              24,836
                                                          ----------------
                                                              1,901,079
                                                          ----------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ................           550              26,367
                                                          ----------------

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
CONSUMER FINANCE (0.2%)
Capital One Financial Corp. .........           700         $    37,765
Household International, Inc. .......         2,350             136,159
MBNA Corp. ..........................         3,100             109,120
                                                          ----------------
                                                                283,044
                                                          ----------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ..........................           150              10,605
                                                          ----------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. .....................           100               4,918
Pactiv Corp. + ......................           650              11,538
Temple-Inland Inc. ..................           200              11,346
                                                          ----------------
                                                                 27,802
                                                          ----------------
DISTRIBUTORS - FOOD & HEALTH (0.2%)
AmerisourceBergen Corp. .............           300              19,065
Cardinal Health, Inc. ...............           850              54,961
McKesson HBOC, Inc. .................           900              33,660
Supervalu, Inc. .....................           740              16,369
Sysco Corp. .........................         2,200              57,684
                                                          ----------------
                                                                181,739
                                                          ----------------
ELECTRIC COMPANIES (0.8%)
Allegheny Energy, Inc. ..............           600              21,732
Ameren Corp. ........................           700              29,610
American Electric Power Co., Inc. ...           980              42,659
Cinergy Corp. .......................           730              24,404
CMS Energy Corp. ....................           700              16,821
Consolidated Edison, Inc. ...........           750              30,270
Constellation Energy Group ..........           650              17,257
Dominion Resources, Inc. ............           900              54,090
DTE Energy Co. ......................           750              31,455
Duke Energy Corp. ...................         2,650             104,039
Entergy Corp. .......................           890              34,808
Exelon Corp. ........................           970              46,444
FirstEnergy Corp. ...................         1,700              59,466
FPL Group, Inc. .....................           740              41,736
Mirant Corp. + ......................         1,850              29,637
Niagara Mohawk Holdings Inc. + ......           900              15,957
PG&E Corp. + ........................         1,200              23,088
Pinnacle West Capital Corp. .........           400              16,740
PPL Corp. ...........................           600              20,910
Progress Energy, Inc. ...............         1,040              46,831
Public Service Enterprise Group, Inc.           600              25,314
Reliant Energy Inc. .................         1,240              32,885
Southern Co. ........................         2,400              60,840
TECO Energy, Inc. ...................           450              11,808
TXU Corp. ...........................           900              42,435
Xcel Energy, Inc. ...................         1,430              39,668
                                                          ----------------
                                                                920,904
                                                          ----------------
ELECTRICAL EQUIPMENT (1.3%)
American Power Conversion Corp. + ...           750              10,845
Cooper Industries, Inc. .............           500              17,460
Emerson Electric Co. ................         1,350              77,085
General Electric Co. ................        33,650           1,348,692

                                      See Notes to Portfolio of Investments. 81

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES M (CONTINUED)

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
ELECTRICAL EQUIPMENT (CONTINUED)
Molex, Inc. .........................           650         $    20,117
Sanmina - SCI Corp. + ...............         1,750              34,825
Solectron Corp. + ...................         2,200              24,816
                                                          ----------------
                                                              1,533,840
                                                          ----------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ...............           300              14,400
                                                          ----------------
ELECTRONICS - DEFENSE (0.0%)
Raytheon Co. ........................         1,350              43,835
                                                          ----------------
ELECTRONICS - INSTRUMENTS (0.1%)
Agilent Technologies, Inc. + ........         1,900              54,169
Tektronix, Inc. + ...................           500              12,890
                                                          ----------------
                                                                 67,059
                                                          ----------------
ELECTRONICS - SEMICONDUCTORS (1.2%)
Advanced Micro Devices, Inc. + ......           700              11,102
Altera Corp. + ......................         1,300              27,586
Analog Devices, Inc. + ..............         1,250              55,487
Broadcom Corp. - Class A + ..........         1,200              49,044
Conexant Systems, Inc. + ............           800              11,488
Intel Corp. .........................        23,000             723,350
Linear Technology Corp. .............         2,000              78,080
LSI Logic Corp. + ...................         1,000              15,780
Maxim Integrated Products, Inc. + ...         2,100             110,271
Micron Technology, Inc. + ...........         1,150              35,650
National Semiconductor Corp. + ......           950              29,250
NVIDIA Corp. + ......................           450              30,105
PMC Sierra Inc. + ...................           850              18,071
QLogic Corp. + ......................           250              11,128
Texas Instruments, Inc. .............         5,900             165,200
Xilinx, Inc. + ......................         1,200              46,860
                                                          ----------------
                                                              1,418,452
                                                          ----------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. .........................           300              11,220
                                                          ----------------
ENTERTAINMENT (0.7%)
AOL Time Warner Inc. + ..............        15,150             486,315
Viacom, Inc. - Class B + ............         6,050             267,107
Walt Disney Co. (The) ...............         6,950             144,004
                                                          ----------------
                                                                897,426
                                                          ----------------
EQUIPMENT - SEMICONDUCTORS (0.0%)
KLA-Tencor Corp. + ..................           450              22,302
Teradyne, Inc. + ....................           650              19,591
                                                          ----------------
                                                                 41,893
                                                          ----------------
FINANCIAL - DIVERSIFIED (1.8%)
Ambac Financial Group, Inc. .........           290              16,779
American Express Co. ................         4,500             160,605
Citigroup Inc. ......................        17,450             880,876
Fannie Mae ..........................         6,280             499,260
Freddie Mac .........................         4,340             283,836
J.P. Morgan Chase & Co. .............         6,800             247,180
Moody's Corp. .......................           950              37,867
State Street Corp. ..................         1,000              52,250

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
FINANCIAL - DIVERSIFIED (CONTINUED)
USA Education Inc. ..................           530         $    44,531
                                                          ----------------
                                                              2,223,184
                                                          ----------------
FOODS (0.4%)
Campbell Soup Co. ...................         1,450              43,312
ConAgra Foods, Inc. .................         1,500              35,655
General Mills, Inc. .................         1,150              59,811
Heinz (H.J.) Co. ....................           650              26,728
Hershey Foods Corp. .................           400              27,080
Kellogg Co. .........................         2,500              75,250
Sara Lee Corp. ......................         2,700              60,021
Unilever NV .........................         1,900             109,459
Wrigley (Wm.) Jr. Co. ...............           400              20,548
                                                          ----------------
                                                                457,864
                                                          ----------------
FOOTWEAR (0.0%)
NIKE, Inc. - Class B ................           850              47,804
Reebok International Ltd. + .........           150               3,975
                                                          ----------------
                                                                 51,779
                                                          ----------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ......           350              12,954
International Game Technology + .....           250              17,075
                                                          ----------------
                                                                 30,029
                                                          ----------------
GOLD/PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ..................         1,600              25,520
Newmont Mining Corp. ................           550              10,511
Placer Dome, Inc. ...................         1,600              17,456
                                                          ----------------
                                                                 53,487
                                                          ----------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ................           300              11,319
Stanley Works (The) .................           350              16,300
                                                          ----------------
                                                                 27,619
                                                          ----------------
HEALTH CARE - DIVERSIFIED (0.7%)
Abbott Laboratories .................         5,300             295,475
Johnson & Johnson ...................        10,354             611,921
                                                          ----------------
                                                                907,396
                                                          ----------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + ........           733              30,881
                                                          ----------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (1.4%)
Allergan, Inc. ......................           500              37,525
Eli Lilly & Co. .....................         3,900             306,306
Forest Laboratories, Inc. - Class A +           650              53,268
Merck & Co., Inc. ...................         4,200             246,960
Pfizer, Inc. ........................        22,150             882,677
Pharmacia Corp. .....................         4,400             187,660
                                                          ----------------
                                                              1,714,396
                                                          ----------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA Inc. ............................         1,700              65,518
Health Management Associates, Inc. +            800              14,720
Tenet Healthcare Corp. + ............         1,120              65,766
                                                          ----------------
                                                                146,004
                                                          ----------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ..................           370               8,773
                                                          ----------------

82 See Notes to Portfolio of Investments.

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
HEALTH CARE - MANAGED CARE (0.2%)
Aetna Inc. ..........................           450         $    14,846
CIGNA Corp. .........................           550              50,957
Humana, Inc. + ......................           580               6,838
UnitedHealth Group Inc. .............         2,000             141,540
Wellpoint Health Networks, Inc. + ...           190              22,202
                                                          ----------------
                                                                236,383
                                                          ----------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.4%)
Bard (C.R.) Inc. ....................           300              19,350
Bausch & Lomb, Inc. .................           200               7,532
Baxter International, Inc. ..........         1,100              58,993
Becton, Dickinson & Co. .............           850              28,178
Biomet, Inc. ........................           900              27,810
Boston Scientific Corp. + ...........         1,000              24,120
Celera Genomics Group - Applera Corp.           750              29,452
Guidant Corp. + .....................           950              47,310
Medtronic, Inc. .....................         4,100             209,961
St. Jude Medical, Inc. + ............           300              23,295
Stryker Corp. .......................           700              40,859
Zimmer Holdings, Inc. + .............           620              18,935
                                                          ----------------
                                                                535,795
                                                          ----------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + .................         1,300              19,266
Quintiles Transnational Corp. + .....           750              12,060
                                                          ----------------
                                                                 31,326
                                                          ----------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. ...............           550              12,650
Maytag Corp. ........................           300               9,309
Whirlpool Corp. .....................           350              25,666
                                                          ----------------
                                                                 47,625
                                                          ----------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.8%)
Clorox Co. ..........................         1,450              57,347
Colgate-Palmolive Co. ...............         2,000             115,500
Kimberly-Clark Corp. ................         1,850             110,630
Procter & Gamble Co. ................         8,400             664,692
                                                          ----------------
                                                                948,169
                                                          ----------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ................           500              19,795
Newell Rubbermaid Inc. ..............         1,300              35,841
                                                          ----------------
                                                                 55,636
                                                          ----------------
INSURANCE - LIFE/HEALTH (0.3%)
AFLAC, Inc. .........................         3,440              84,486
Jefferson-Pilot Corp. ...............           500              23,135
John Hancock Financial Services, Inc.         1,840              75,992
Lincoln National Corp. ..............           600              29,142
MetLife, Inc. .......................         3,550             112,464
Torchmark Corp. .....................           550              21,632
UnumProvident Corp. .................         1,030              27,305
                                                          ----------------
                                                                374,156
                                                          ----------------
INSURANCE - MULTI-LINE (0.6%)
American International Group, Inc. ..         8,823             700,546
Hartford Financial Services Group,
 Inc.................................           450              28,274

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
INSURANCE - MULTI-LINE (CONTINUED)
Loews Corp. .........................           650         $    35,997
                                                          ----------------
                                                                764,817
                                                          ----------------
INSURANCE - PROPERTY/CASUALTY (0.3%)
Allstate Corp. (The) ................         2,350              79,195
Chubb Corp. .........................           550              37,950
Cincinnati Financial Corp. ..........         1,000              38,150
MBIA, Inc. ..........................           780              41,831
MGIC Investment Corp. ...............           350              21,602
Progressive Corp. ...................           470              70,171
SAFECO Corp. ........................           850              26,478
St. Paul Co., Inc. ..................           700              30,779
XL Capital Ltd. .....................           450              41,112
                                                          ----------------
                                                                387,268
                                                          ----------------
INSURANCE BROKERS (0.1%)
Aon Corp. ...........................           850              30,192
Marsh & McLennan Co., Inc. ..........           950             102,078
                                                          ----------------
                                                                132,270
                                                          ----------------
INVESTMENT BANKING/BROKERAGE (0.3%)
Bear Stearns Co., Inc. (The) ........           420              24,629
Charles Schwab Corp. ................         4,550              70,388
Lehman Brothers Holdings Inc. .......           850              56,780
Merrill Lynch & Co., Inc. ...........         4,250             221,510
                                                          ----------------
                                                                373,307
                                                          ----------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. ............           850              29,980
Stilwell Financial, Inc. ............           700              19,054
T. Rowe Price Group Inc. ............           500              17,365
                                                          ----------------
                                                                 66,399
                                                          ----------------
LEISURE TIME - PRODUCTS (0.1%)
Brunswick Corp. .....................           300               6,528
Harley-Davidson, Inc. ...............         1,000              54,310
Hasbro, Inc. ........................           750              12,173
Mattel, Inc. ........................         1,450              24,940
                                                          ----------------
                                                                 97,951
                                                          ----------------
LODGING - HOTELS (0.1%)
Carnival Corp. ......................         3,800             106,704
Hilton Hotels Corp. .................         1,500              16,380
Marriott International, Inc. ........           750              30,487
Starwood Hotels & Resorts Worldwide,
 Inc.................................           750              22,388
                                                          ----------------
                                                                175,959
                                                          ----------------
MACHINERY - DIVERSIFIED (0.1%)
Caterpillar, Inc. ...................           550              28,737
Deere & Co. .........................           650              28,379
Dover Corp. .........................           700              25,949
Ingersoll-Rand Co. ..................           550              22,996
                                                          ----------------
                                                                106,061
                                                          ----------------
MANUFACTURING - DIVERSIFIED (0.7%)
Crane Co. ...........................           150               3,846
Danaher Corp. .......................           250              15,078
Eaton Corp. .........................           350              26,043
Honeywell International Inc. ........         1,500              50,730

                                      See Notes to Portfolio of Investments. 83

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES M (CONTINUED)

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Illinois Tool Works, Inc. ...........         1,000         $    67,720
ITT Industries, Inc. ................           250              12,625
Johnson Controls, Inc. ..............           300              24,225
Minnesota Mining and Manufacturing
 Co. (3M) ...........................         1,400             165,494
Parker-Hannifin Corp. ...............           150               6,887
Textron, Inc. .......................           200               8,292
Thermo Electron Corp. ...............           800              19,088
Tyco International Ltd. .............         6,600             388,740
United Technologies Corp. ...........         1,650             106,639
                                                          ----------------
                                                                895,407
                                                          ----------------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Dennison Corp. ................           350              19,786
Pall Corp. ..........................           500              12,030
Sealed Air Corp. + ..................           300              12,246
                                                          ----------------
                                                                 44,062
                                                          ----------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold,
 Inc. +..............................           550               7,365
Inco Ltd. + .........................           900              15,246
                                                          ----------------
                                                                 22,611
                                                          ----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.1%)
El Paso Corp. .......................           950              42,379
KeySpan Energy Corp. ................           550              19,058
Kinder Morgan, Inc. .................           500              27,845
NICOR, Inc. .........................           150               6,246
NiSource Inc. .......................           750              17,295
Peoples Energy Corp. ................           100               3,793
Sempra Energy .......................         1,100              27,005
Williams Co.'s, Inc. (The) ..........           950              24,244
                                                          ----------------
                                                                167,865
                                                          ----------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ..................           800              30,088
                                                          ----------------
OIL & GAS - DRILLING & EQUIPMENT (0.1%)
Baker Hughes Inc. ...................         1,100              40,117
Noble Drilling Corp. + ..............           440              14,978
Rowan Co., Inc. + ...................           250               4,842
Transocean Sedco Forex Inc. .........           850              28,747
                                                          ----------------
                                                                 88,684
                                                          ----------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Anadarko Petroleum Corp. ............           880              50,028
Burlington Resources, Inc. ..........           670              25,152
Devon Energy Corp. ..................           200               7,730
EOG Resources, Inc. .................           400              15,644
Unocal Corp. ........................           700              25,249
                                                          ----------------
                                                                123,803
                                                          ----------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. ....................           350              16,128
Sunoco, Inc. ........................           400              14,936
                                                          ----------------
                                                                 31,064
                                                          ----------------
OIL - DOMESTIC INTEGRATED (0.2%)
Amerada Hess Corp. ..................           160              10,000

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
OIL - DOMESTIC INTEGRATED (CONTINUED)
Conoco Inc. .........................         1,890         $    53,487
Occidental Petroleum Corp. ..........         1,100              29,183
Phillips Petroleum Co. ..............         1,920             115,699
USX-Marathon Group ..................         1,950              58,500
                                                          ----------------
                                                                266,869
                                                          ----------------
OIL - INTERNATIONAL INTEGRATED (1.2%)
ChevronTexaco Corp. .................         3,672             329,048
Exxon Mobil Corp. ...................        23,150             909,795
Royal Dutch Petroleum Co. ...........         4,100             200,982
                                                          ----------------
                                                              1,439,825
                                                          ----------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. .................           200               6,802
Georgia-Pacific Corp. ...............           700              19,327
International Paper Co. .............         1,500              60,525
Mead Corp. ..........................           350              10,812
Weyerhaeuser Co. ....................           800              43,264
Willamette Industries, Inc. .........           350              18,242
                                                          ----------------
                                                                158,972
                                                          ----------------
PERSONAL CARE (0.1%)
Alberto-Culver Co. - Class B ........           100               4,474
Avon Products, Inc. .................           750              34,875
Gillette Co. ........................         3,800             126,920
                                                          ----------------
                                                                166,269
                                                          ----------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ...................           700              20,601
Xerox Corp. .........................         3,950              41,159
                                                          ----------------
                                                                 61,760
                                                          ----------------
PUBLISHING (0.0%)
McGraw-Hill Co., Inc. (The) .........           600              36,588
                                                          ----------------
PUBLISHING - NEWSPAPERS (0.1%)
Dow Jones & Co., Inc. ...............           150               8,210
Gannett Co., Inc. ...................           850              57,145
New York Times Co. ..................           600              25,950
Tribune Co. .........................           950              35,559
                                                          ----------------
                                                                126,864
                                                          ----------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ..         1,200              34,236
CSX Corp. ...........................           650              22,782
Norfolk Southern Corp. ..............           950              17,414
Union Pacific Corp. .................           750              42,750
                                                          ----------------
                                                                117,182
                                                          ----------------
REIT DIVERSIFIED (0.1%)
Equity Office Properties Trust ......         1,300              39,104
Equity Residential Properties Trust .           850              24,404
                                                          ----------------
                                                                 63,508
                                                          ----------------
RESTAURANTS (0.2%)
Darden Restaurants, Inc. ............           750              26,550
McDonald's Corp. ....................         4,400             116,468
Starbucks Corp. + ...................         1,200              22,860
Tricon Global Restaurants, Inc. + ...           500              24,600

84 See Notes to Portfolio of Investments.

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
RESTAURANTS (CONTINUED)
Wendy's International, Inc. .........           300         $     8,751
                                                          ----------------
                                                                199,229
                                                          ----------------
RETAIL - BUILDING SUPPLIES (0.8%)
Home Depot, Inc. ....................        14,650             747,296
Lowe's Co., Inc. ....................         4,800             222,768
Sherwin-Williams Co. ................           500              13,750
                                                          ----------------
                                                                983,814
                                                          ----------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Best Buy Co., Inc. + ................         1,350             100,548
Circuit City Stores - Circuit City
 Group...............................           950              24,653
RadioShack Corp. ....................         1,100              33,110
                                                          ----------------
                                                                158,311
                                                          ----------------
RETAIL - DEPARTMENT STORES (0.2%)
Federated Department Stores, Inc. + .         1,150              47,035
J.C. Penney Co., Inc. ...............         1,600              43,040
Kohl's Corp. + ......................         1,050              73,962
May Department Stores Co. ...........           950              35,131
Nordstrom, Inc. .....................           800              16,184
                                                          ----------------
                                                                215,352
                                                          ----------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ..........           600              17,988
                                                          ----------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.9%)
Costco Wholesale Corp. + ............         1,550              68,789
Sears, Roebuck & Co. ................         1,050              50,022
Target Corp. ........................         1,800              73,890
Wal-Mart Stores, Inc. ...............        15,250             877,637
                                                          ----------------
                                                              1,070,338
                                                          ----------------
RETAIL - SPECIALITY (0.1%)
AutoZone, Inc. + ....................           650              46,670
Bed Bath & Beyond, Inc. + ...........         1,000              33,900
Office Depot, Inc. + ................         1,650              30,591
Staples, Inc. + .....................         1,900              35,530
Tiffany & Co. .......................           500              15,735
                                                          ----------------
                                                                162,426
                                                          ----------------
RETAIL SPECIALITY - APPAREL (0.1%)
Gap, Inc. (The) .....................         2,750              38,335
Limited, Inc. (The) .................         1,250              18,400
TJX Companies, Inc. .................           900              35,874
                                                          ----------------
                                                                 92,609
                                                          ----------------
RETAIL STORES - DRUG STORE (0.1%)
Walgreen Co. ........................         1,900              63,954
                                                          ----------------
RETAIL STORES - FOOD CHAINS (0.1%)
Albertson's, Inc. ...................         1,200              37,788
Safeway, Inc. + .....................           950              39,663
                                                          ----------------
                                                                 77,451
                                                          ----------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. .........           705              19,141
Golden West Financial Corp. .........           540              31,779
Washington Mutual Financial Corp. ...         3,170             103,659
                                                          ----------------
                                                                154,579
                                                          ----------------

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
SERVICES - ADVERTISING/MARKETING (0.1%)
Interpublic Group of Co.'s, Inc. ....         1,250         $    36,925
Omnicom Group, Inc. .................           350              31,273
TMP Worldwide Inc. + ................           500              21,450
                                                          ----------------
                                                                 89,648
                                                          ----------------
SERVICES - COMMERCIAL & CONSUMER (0.2%)
Cendant Corp. + .....................         6,350             124,523
Cintas Corp. ........................           450              21,600
Convergys Corp. + ...................           700              26,243
H&R Block, Inc. .....................         1,180              52,746
                                                          ----------------
                                                                225,112
                                                          ----------------
SERVICES - COMPUTER SYSTEMS (0.1%)
Computer Sciences Corp. + ...........           400              19,592
Electronic Data Systems Corp. .......         1,700             116,535
Sabre Holdings Corp. + ..............           770              32,609
                                                          ----------------
                                                                168,736
                                                          ----------------
SERVICES - DATA PROCESSING (0.3%)
Automatic Data Processing, Inc. .....         2,250             132,525
Concord EFS, Inc. + .................         1,500              49,170
Equifax, Inc. .......................           600              14,490
First Data Corp. ....................         1,900             149,055
Fiserv, Inc. + ......................         1,100              46,552
                                                          ----------------
                                                                391,792
                                                          ----------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ...           600              16,020
                                                          ----------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ........................           500              20,790
RR Donnelley & Sons Co. .............           600              17,814
                                                          ----------------
                                                                 38,604
                                                          ----------------
STEEL (0.0%)
Nucor Corp. .........................           300              15,888
                                                          ----------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. .......................         2,500              22,300
                                                          ----------------
TELEPHONE (0.9%)
ALLTEL Corp. ........................         1,900             117,287
BellSouth Corp. .....................         6,350             242,253
CenturyTel, Inc. ....................           700              22,960
Citizens Communications Co. + .......         1,150              12,259
SBC Communications, Inc. ............        11,550             452,413
Verizon Communications ..............         5,050             239,673
                                                          ----------------
                                                              1,086,845
                                                          ----------------
TELEPHONE LONG DISTANCE (0.3%)
AT&T Corp. ..........................        17,450             316,543
                                                          ----------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. .................           150               7,463
VF Corp. ............................           400              15,604
                                                          ----------------
                                                                 23,067
                                                          ----------------
TOBACCO (0.3%)
Philip Morris Co. Inc. ..............         7,550             346,167
UST, Inc. ...........................           850              29,750
                                                          ----------------
                                                                375,917
                                                          ----------------

                                      See Notes to Portfolio of Investments. 85

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES M (CONTINUED)

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
TRUCKS & PARTS (0.0%)
Navistar International Corp. + ......           200         $     7,900
PACCAR, Inc. ........................           300              19,686
                                                          ----------------
                                                                 27,586
                                                          ----------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + .....           500               7,030
Waste Management, Inc. ..............         2,100              67,011
                                                          ----------------
                                                                 74,041
                                                          ----------------
TOTAL COMMON STOCKS (COST $35,893,182)                       35,355,362
                                                          ----------------
                                        PRINCIPAL
                                          AMOUNT
                                       --------------
LONG-TERM BONDS AND NOTES (69.9%)
Federal Home Loan Bank,
 Zero Coupon, 06/13/06 ..............  $ 25,000,000          20,267,300
Federal National Mortgage Assoc.,
 Zero Coupon, 06/13/06 ..............    25,000,000          20,222,750
Tennessee Valley Authority,
 Zero Coupon, 01/15/06 ..............     6,979,000           5,741,344
U.S. Treasury Strip, Zero Coupon,
 05/15/06............................     9,625,000           7,955,448
U.S. Treasury Strip, Zero Coupon,
 05/15/06............................    38,455,000          31,859,544
                                                          ----------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $84,686,117)                                                86,046,386
                                                          ----------------
SHORT-TERM INVESTMENTS (1.4%)
Federal Home Loan Bank, 1.47%,
 01/02/02............................     1,630,000           1,630,000
U.S. Treasury Bill, 1.89%, 04/04/02 @       100,000              99,625
                                                          ----------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $1,729,517)                                            1,729,625
                                                          ----------------
TOTAL INVESTMENTS
 (COST $122,308,816)(a)                                     123,131,373
OTHER ASSETS LESS LIABILITIES                                   (28,201)
                                                          ----------------
TOTAL NET ASSETS                                           $123,103,172
                                                          ================

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $123,667,740. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains.................................          $  1,903,199
Unrealized losses................................            (2,439,566)
                                                   --------------------
 Net unrealized loss.............................           $  (536,367)
                                                   ====================

Information concerning open futures contracts at December 31, 2001 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET      EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.       4        $1,149,200      Mar 02        $  16,486
                                     ===========                 ============

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

86 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES N

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
COMMON STOCKS (43.5%)
AEROSPACE/DEFENSE (0.4%)
Boeing Co. ...........................         4,750         $   184,205
General Dynamics Corp. ...............         1,150              91,586
Goodrich Co. .........................           500              13,310
Lockheed Martin Corp. ................         2,450             114,341
Northrop Grumman Corp. ...............           600              60,486
Rockwell Collins, Inc. ...............         1,000              19,500
                                                           ---------------
                                                                 483,428
                                                           ---------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ...........         3,900              55,965
                                                           ---------------
AIR FREIGHT (0.1%)
FedEx Corp. + ........................         1,700              88,196
                                                           ---------------
AIRLINES (0.1%)
Delta Air Lines, Inc. ................           900              26,334
Southwest Airlines Co. ...............         5,000              92,400
                                                           ---------------
                                                                 118,734
                                                           ---------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd. ..................         1,800              64,674
Alcoa Inc. ...........................         2,650              94,208
                                                           ---------------
                                                                 158,882
                                                           ---------------
AUTO PARTS & EQUIPMENT (0.1%)
Delphi Automotive Systems Corp. ......         2,700              36,882
Genuine Parts Co. ....................           800              29,360
Goodyear Tire & Rubber Co. (The) .....           800              19,048
Snap-On, Inc. ........................           200               6,732
TRW, Inc. ............................         1,150              42,596
Visteon Corp. ........................           700              10,528
                                                           ---------------
                                                                 145,146
                                                           ---------------
AUTOMOBILES (0.2%)
Ford Motor Co. .......................        11,150             175,278
General Motors Corp. .................         3,050             148,230
                                                           ---------------
                                                                 323,508
                                                           ---------------
BANKS - MAJOR REGIONAL (2.0%)
AmSouth Bancorporation ...............         2,250              42,525
Bank of New York Co., Inc. ...........         4,400             179,520
Bank One Corp. .......................         7,000             273,350
BB&T Corp. ...........................         2,500              90,275
Comerica, Inc. .......................           900              51,570
Fifth Third Bancorp ..................         3,500             214,655
Fleet Boston Financial Corp. .........         6,550             239,075
Huntington Bancshares Inc. ...........         1,400              24,066
KeyCorp ..............................         1,900              46,246
Mellon Financial Corp. ...............         3,100             116,622
National City Corp. ..................         3,550             103,802
Northern Trust Corp. .................         1,100              66,242
PNC Financial Services Group .........         1,850             103,970
Regions Financial Corp. ..............         1,200              36,048
SouthTrust Corp. .....................         2,000              49,340
Suntrust Banks, Inc. .................         1,600             100,320
Synovus Financial Corp. ..............         1,200              30,060

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
BANKS - MAJOR REGIONAL (CONTINUED)
U.S. Bancorp .........................        11,450         $   239,649
Union Planters Corp. .................           800              36,104
Wells Fargo & Co. ....................        14,450             627,852
Zions Bancorporation .................           500              26,290
                                                           ---------------
                                                               2,697,581
                                                           ---------------
BANKS - MONEY CENTER (0.9%)
Bank of America Corp. ................        16,400           1,032,380
Wachovia Corp. .......................         7,850             246,176
                                                           ---------------
                                                               1,278,556
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.2%)
Anheuser-Busch Co.'s, Inc. ...........         4,950             223,790
Brown-Forman Corp. ...................           450              28,170
Coors (Adolph) Co. ...................           200              10,680
                                                           ---------------
                                                                 262,640
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.9%)
Coca-Cola Co. ........................        14,300             674,245
Coca-Cola Enterprises Inc. ...........         2,150              40,721
Pepsi Bottling Group, Inc. ...........         1,400              32,900
PepsiCo, Inc. ........................        10,200             496,638
                                                           ---------------
                                                               1,244,504
                                                           ---------------
BIOTECHNOLOGY (0.5%)
Amgen, Inc. + ........................         5,900             332,996
Biogen, Inc. + .......................           900              51,615
Chiron Corp. + .......................           900              39,456
Genzyme Corp. + ......................         1,200              71,832
Immunex Corp. + ......................         4,550             126,080
MedImmune, Inc. + ....................         1,250              57,938
                                                           ---------------
                                                                 679,917
                                                           ---------------
BROADCASTING - TV, RADIO & CABLE (0.2%)
Comcast Corp. - Class A Special + ....         5,300             190,800
Univision Communications, Inc. + .....           800              32,368
                                                           ---------------
                                                                 223,168
                                                           ---------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ..........................         2,300              56,350
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.2%)
AT&T Wireless Services Inc. + ........        14,450             207,647
Sprint Corp. (PCS Group) + ...........         3,000              73,230
                                                           ---------------
                                                                 280,877
                                                           ---------------
CHEMICALS (0.4%)
Air Products and Chemicals, Inc. .....         1,200              56,292
Dow Chemical Co. .....................         2,900              97,962
Du Pont (E.I.) de Nemours & Co. ......         5,750             244,432
Eastman Chemical Co. .................           500              19,510
Praxair, Inc. ........................           800              44,200
Rohm & Haas Co. ......................         1,100              38,093
                                                           ---------------
                                                                 500,489
                                                           ---------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. ......................           300               8,304
PPG Industries Inc. ..................           800              41,376
                                                           ---------------
                                                                  49,680
                                                           ---------------

                                      See Notes to Portfolio of Investments. 87

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES N (CONTINUED)

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. .........................           600         $    24,150
International Flavors & Fragrances,
 Inc..................................           500              14,855
                                                           ---------------
                                                                  39,005
                                                           ---------------
COMMUNICATIONS EQUIPMENT (0.4%)
Andrew Corp. + .......................           550              12,039
Comverse Technology, Inc. + ..........           900              20,133
JDS Uniphase Corp. + .................         8,800              76,824
Lucent Technologies, Inc. ............        10,600              66,674
Motorola, Inc. .......................        12,500             187,750
Nortel Networks Corp. ................         9,950              74,625
Qualcomm Inc. + ......................         1,750              88,375
Scientific-Atlanta, Inc. .............         1,100              26,334
Tellabs, Inc. + ......................         1,650              24,684
                                                           ---------------
                                                                 577,438
                                                           ---------------
COMPUTERS - HARDWARE (1.9%)
Apple Computer, Inc. + ...............         2,450              53,655
Compaq Computer Corp. ................        11,050             107,848
Dell Computer Corp. + ................        27,150             737,937
Gateway, Inc. + ......................         2,600              20,904
Hewlett-Packard Co. ..................        10,850             222,859
International Business Machines Corp.          9,700           1,173,312
NCR Corp. + ..........................           500              18,430
Sun Microsystems, Inc. + .............        18,300             225,822
                                                           ---------------
                                                               2,560,767
                                                           ---------------
COMPUTERS - NETWORKING (0.9%)
Cisco Systems, Inc. + ................        60,700           1,099,277
Network Appliance, Inc. + ............         2,800              61,236
                                                           ---------------
                                                               1,160,513
                                                           ---------------
COMPUTERS - PERIPHERALS (0.2%)
EMC Corp. ............................        12,650             170,016
Lexmark International Group, Inc. + ..           700              41,300
                                                           ---------------
                                                                 211,316
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (2.4%)
Autodesk, Inc. .......................           300              11,181
BMC Software, Inc. + .................         2,600              42,562
Citrix Systems, Inc. + ...............         1,000              22,660
Computer Associates International,
 Inc..................................         6,190             213,493
Compuware Corp. + ....................         2,900              34,191
Intuit Inc. + ........................         1,100              47,036
Mercury Interactive Corp. + ..........           700              23,786
Microsoft Corp. + ....................        30,500           2,021,235
Novell, Inc. + .......................         4,950              22,721
Oracle Corp. + .......................        32,250             445,372
PeopleSoft, Inc. + ...................         2,000              80,400
Siebel Systems, Inc. + ...............         2,550              71,349
Unisys Corp. + .......................         1,800              22,572
VERITAS Software Corp. + .............         2,100              94,122
Yahoo! Inc. + ........................         2,900              51,446
                                                           ---------------
                                                               3,204,126
                                                           ---------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. .................           600              28,764
                                                           ---------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
CONSUMER FINANCE (0.4%)
Capital One Financial Corp. ..........         1,160         $    62,582
Household International, Inc. ........         3,950             228,863
MBNA Corp. ...........................         5,200             183,040
                                                           ---------------
                                                                 474,485
                                                           ---------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ...........................           200              14,140
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (0.1%)
Bemis Co., Inc. ......................           200               9,836
Pactiv Corp. + .......................         1,900              33,725
Temple-Inland Inc. ...................           400              22,692
                                                           ---------------
                                                                  66,253
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (0.2%)
AmerisourceBergen Corp. ..............           500              31,775
Cardinal Health, Inc. ................         1,450              93,757
McKesson HBOC, Inc. ..................         1,400              52,360
Supervalu, Inc. ......................         1,400              30,968
Sysco Corp. ..........................         4,350             114,057
                                                           ---------------
                                                                 322,917
                                                           ---------------
ELECTRIC COMPANIES (1.1%)
Allegheny Energy, Inc. ...............         1,000              36,220
Ameren Corp. .........................           980              41,454
American Electric Power Co., Inc. ....         2,000              87,060
Cinergy Corp. ........................           910              30,421
CMS Energy Corp. .....................           450              10,814
Consolidated Edison, Inc. ............         1,350              54,486
Constellation Energy Group ...........         1,400              37,170
Dominion Resources, Inc. .............         1,500              90,150
DTE Energy Co. .......................         1,000              41,940
Duke Energy Corp. ....................         4,450             174,707
Entergy Corp. ........................         1,200              46,932
Exelon Corp. .........................         1,800              86,184
FirstEnergy Corp. ....................         2,480              86,750
FPL Group, Inc. ......................           950              53,580
Mirant Corp. + .......................         3,450              55,269
Niagara Mohawk Holdings Inc. + .......           800              14,184
PG&E Corp. + .........................         2,000              38,480
Pinnacle West Capital Corp. ..........           800              33,480
PPL Corp. ............................           940              32,759
Progress Energy, Inc. ................         1,950              87,808
Public Service Enterprise Group, Inc.          1,250              52,738
Reliant Energy Inc. ..................         1,680              44,554
Southern Co. .........................         4,300             109,005
TECO Energy, Inc. ....................         1,000              26,240
TXU Corp. ............................         1,600              75,440
Xcel Energy, Inc. ....................         2,800              77,672
                                                           ---------------
                                                               1,525,497
                                                           ---------------
ELECTRICAL EQUIPMENT (1.9%)
American Power Conversion Corp. + ....         1,500              21,690
Cooper Industries, Inc. ..............           500              17,460
Emerson Electric Co. .................         2,400             137,040
General Electric Co. .................        55,950           2,242,476

88 See Notes to Portfolio of Investments.

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
ELECTRICAL EQUIPMENT (CONTINUED)
Molex, Inc. ..........................           900         $    27,855
Sanmina - SCI Corp. + ................         2,900              57,710
Solectron Corp. + ....................         4,050              45,684
                                                           ---------------
                                                               2,549,915
                                                           ---------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ................           500              24,000
                                                           ---------------
ELECTRONICS - DEFENSE (0.1%)
Raytheon Co. .........................         2,250              73,058
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.1%)
Agilent Technologies, Inc. + .........         2,800              79,828
Tektronix, Inc. + ....................           500              12,890
                                                           ---------------
                                                                  92,718
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (1.7%)
Advanced Micro Devices, Inc. + .......         1,200              19,032
Altera Corp. + .......................         2,200              46,684
Analog Devices, Inc. + ...............         2,350             104,316
Broadcom Corp. - Class A + ...........         1,550              63,349
Conexant Systems, Inc. + .............         1,450              20,822
Intel Corp. ..........................        38,050           1,196,672
Linear Technology Corp. ..............         3,100             121,024
LSI Logic Corp. + ....................         2,350              37,083
Maxim Integrated Products, Inc. + ....         3,500             183,785
Micron Technology, Inc. + ............            50               1,550
National Semiconductor Corp. + .......         1,600              49,264
NVIDIA Corp. + .......................           850              56,865
PMC Sierra Inc. + ....................           900              19,134
QLogic Corp. + .......................           500              22,255
Texas Instruments, Inc. ..............         9,950             278,600
Xilinx, Inc. + .......................         2,250              87,863
                                                           ---------------
                                                               2,308,298
                                                           ---------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ..........................           300              11,220
                                                           ---------------
ENTERTAINMENT (1.1%)
AOL Time Warner Inc. + ...............        25,150             807,315
Viacom, Inc. - Class B + .............        10,100             445,915
Walt Disney Co. (The) ................        11,950             247,604
                                                           ---------------
                                                               1,500,834
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.1%)
KLA-Tencor Corp. + ...................         1,000              49,560
Teradyne, Inc. + .....................         1,250              37,675
                                                           ---------------
                                                                  87,235
                                                           ---------------
FINANCIAL - DIVERSIFIED (2.8%)
Ambac Financial Group, Inc. ..........           650              37,609
American Express Co. .................         7,900             281,951
Citigroup Inc. .......................        29,000           1,463,920
Fannie Mae ...........................        10,430             829,185
Freddie Mac ..........................         7,190             470,226
J.P. Morgan Chase & Co. ..............        11,400             414,390
Moody's Corp. ........................         1,450              57,797
State Street Corp. ...................         1,900              99,275

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
FINANCIAL - DIVERSIFIED (CONTINUED)
USA Education Inc. ...................           900         $    75,618
                                                           ---------------
                                                               3,729,971
                                                           ---------------
FOODS (0.6%)
Campbell Soup Co. ....................         2,450              73,182
ConAgra Foods, Inc. ..................         3,400              80,818
General Mills, Inc. ..................         2,050             106,620
Heinz (H.J.) Co. .....................         1,100              45,232
Hershey Foods Corp. ..................           900              60,930
Kellogg Co. ..........................         4,250             127,925
Sara Lee Corp. .......................         4,950             110,038
Unilever NV ..........................         3,400             195,874
Wrigley (Wm.) Jr. Co. ................           700              35,959
                                                           ---------------
                                                                 836,578
                                                           ---------------
FOOTWEAR (0.1%)
NIKE, Inc. - Class B .................         1,500              84,360
Reebok International Ltd. + ..........           300               7,950
                                                           ---------------
                                                                  92,310
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + .......           700              25,907
International Game Technology + ......           450              30,735
                                                           ---------------
                                                                  56,642
                                                           ---------------
GOLD/PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ...................         2,750              43,862
Newmont Mining Corp. .................         1,250              23,888
Placer Dome, Inc. ....................         1,500              16,365
                                                           ---------------
                                                                  84,115
                                                           ---------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. .................           300              11,319
Stanley Works (The) ..................           500              23,285
                                                           ---------------
                                                                  34,604
                                                           ---------------
HEALTH CARE - DIVERSIFIED (1.1%)
Abbott Laboratories ..................         8,900             496,175
Johnson & Johnson ....................        17,350           1,025,385
                                                           ---------------
                                                               1,521,560
                                                           ---------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + .........         1,200              50,556
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (2.1%)
Allergan, Inc. .......................           800              60,040
Eli Lilly & Co. ......................         6,450             506,583
Forest Laboratories, Inc. - Class A +          1,150              94,242
Merck & Co., Inc. ....................         7,000             411,600
Pfizer, Inc. .........................        38,000           1,514,300
Pharmacia Corp. ......................         7,500             319,875
                                                           ---------------
                                                               2,906,640
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.2%)
HCA Inc. .............................         3,200             123,328
Health Management Associates, Inc. + .         1,550              28,520
Tenet Healthcare Corp. + .............         1,800             105,696
                                                           ---------------
                                                                 257,544
                                                           ---------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ...................           900              21,339
                                                           ---------------

                                      See Notes to Portfolio of Investments. 89

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES N (CONTINUED)

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
HEALTH CARE - MANAGED CARE (0.3%)
Aetna Inc. ...........................           700         $    23,093
CIGNA Corp. ..........................           850              78,752
Humana, Inc. + .......................         1,200              14,148
UnitedHealth Group Inc. ..............         3,450             244,156
Wellpoint Health Networks, Inc. + ....           350              40,898
                                                           ---------------
                                                                 401,047
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.7%)
Bard (C.R.) Inc. .....................           300              19,350
Bausch & Lomb, Inc. ..................           500              18,830
Baxter International, Inc. ...........         1,800              96,534
Becton, Dickinson & Co. ..............         1,200              39,780
Biomet, Inc. .........................         1,650              50,985
Boston Scientific Corp. + ............         1,900              45,828
Celera Genomics Group - Applera Corp.          1,200              47,124
Guidant Corp. + ......................         1,700              84,660
Medtronic, Inc. ......................         6,950             355,909
St. Jude Medical, Inc. + .............           500              38,825
Stryker Corp. ........................         1,000              58,370
Zimmer Holdings, Inc. + ..............         1,000              30,540
                                                           ---------------
                                                                 886,735
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + ..................         2,050              30,381
Quintiles Transnational Corp. + ......         1,200              19,296
                                                           ---------------
                                                                  49,677
                                                           ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ................         1,000              23,000
Maytag Corp. .........................           300               9,309
Whirlpool Corp. ......................           500              36,665
                                                           ---------------
                                                                  68,974
                                                           ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.1%)
Clorox Co. ...........................         2,390              94,525
Colgate-Palmolive Co. ................         3,050             176,137
Kimberly-Clark Corp. .................         3,000             179,400
Procter & Gamble Co. .................        13,900           1,099,907
                                                           ---------------
                                                               1,549,969
                                                           ---------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. .................           800              31,672
Newell Rubbermaid Inc. ...............         2,450              67,547
                                                           ---------------
                                                                  99,219
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.5%)
AFLAC, Inc. ..........................         5,730             140,729
Jefferson-Pilot Corp. ................           700              32,389
John Hancock Financial Services, Inc.          3,350             138,355
Lincoln National Corp. ...............           900              43,713
MetLife, Inc. ........................         5,950             188,496
Torchmark Corp. ......................           900              35,397
UnumProvident Corp. ..................         1,350              35,788
                                                           ---------------
                                                                 614,867
                                                           ---------------
INSURANCE - MULTI-LINE (1.0%)
American International Group, Inc. ...        14,800           1,175,120
Hartford Financial Services Group,
 Inc..................................           850              53,405

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
INSURANCE - MULTI-LINE (CONTINUED)
Loews Corp. ..........................         1,150         $    63,687
                                                           ---------------
                                                               1,292,212
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (0.5%)
Allstate Corp. (The) .................         4,400             148,280
Chubb Corp. ..........................         1,200              82,800
Cincinnati Financial Corp. ...........         1,800              68,670
MBIA, Inc. ...........................         1,440              77,227
MGIC Investment Corp. ................           400              24,688
Progressive Corp. ....................           790             117,947
SAFECO Corp. .........................         1,450              45,168
St. Paul Co., Inc. ...................         1,100              48,367
XL Capital Ltd. ......................           750              68,520
                                                           ---------------
                                                                 681,667
                                                           ---------------
INSURANCE BROKERS (0.2%)
Aon Corp. ............................         1,700              60,384
Marsh & McLennan Co., Inc. ...........         1,550             166,548
                                                           ---------------
                                                                 226,932
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.5%)
Bear Stearns Co., Inc. (The) .........           750              43,980
Charles Schwab Corp. .................         7,550             116,798
Lehman Brothers Holdings Inc. ........         1,400              93,520
Merrill Lynch & Co., Inc. ............         7,050             367,446
                                                           ---------------
                                                                 621,744
                                                           ---------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. .............         1,400              49,378
Stilwell Financial, Inc. .............         1,330              36,203
T. Rowe Price Group Inc. .............         1,100              38,203
                                                           ---------------
                                                                 123,784
                                                           ---------------
LEISURE TIME - PRODUCTS (0.1%)
Brunswick Corp. ......................           500              10,880
Harley-Davidson, Inc. ................         1,700              92,327
Hasbro, Inc. .........................         1,450              23,534
Mattel, Inc. .........................         2,350              40,420
                                                           ---------------
                                                                 167,161
                                                           ---------------
LODGING - HOTELS (0.2%)
Carnival Corp. .......................         6,300             176,904
Hilton Hotels Corp. ..................         1,400              15,288
Marriott International, Inc. .........         1,200              48,780
Starwood Hotels & Resorts Worldwide,
 Inc..................................         1,400              41,790
                                                           ---------------
                                                                 282,762
                                                           ---------------
MACHINERY - DIVERSIFIED (0.1%)
Caterpillar, Inc. ....................         1,050              54,863
Deere & Co. ..........................           700              30,562
Dover Corp. ..........................         1,400              51,898
Ingersoll-Rand Co. ...................           900              37,629
                                                           ---------------
                                                                 174,952
                                                           ---------------
MANUFACTURING - DIVERSIFIED (1.1%)
Crane Co. ............................           300               7,692
Danaher Corp. ........................           450              27,140
Eaton Corp. ..........................           600              44,646
Honeywell International Inc. .........         2,450              82,859

90 See Notes to Portfolio of Investments.

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Illinois Tool Works, Inc. ............         2,000         $   135,440
ITT Industries, Inc. .................           500              25,250
Johnson Controls, Inc. ...............           600              48,450
Minnesota Mining and Manufacturing Co.
 (3M).................................         2,200             260,062
Parker-Hannifin Corp. ................           300              13,773
Textron, Inc. ........................           800              33,168
Thermo Electron Corp. ................           800              19,088
Tyco International Ltd. ..............        11,200             659,680
United Technologies Corp. ............         2,850             184,195
                                                           ---------------
                                                               1,541,443
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.1%)
Avery Dennison Corp. .................           600              33,918
Pall Corp. ...........................           950              22,857
Sealed Air Corp. + ...................           500              20,410
                                                           ---------------
                                                                  77,185
                                                           ---------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +           550               7,365
Inco Ltd. + ..........................           800              13,552
                                                           ---------------
                                                                  20,917
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.2%)
El Paso Corp. ........................         1,600              71,376
KeySpan Energy Corp. .................         1,200              41,580
Kinder Morgan, Inc. ..................           900              50,121
NICOR, Inc. ..........................           300              12,492
NiSource Inc. ........................         1,500              34,590
Peoples Energy Corp. .................           150               5,690
Sempra Energy ........................         2,270              55,728
Williams Co.'s, Inc. (The) ...........         1,550              39,556
                                                           ---------------
                                                                 311,133
                                                           ---------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ...................         1,200              45,132
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.1%)
Baker Hughes Inc. ....................         1,800              65,646
Noble Drilling Corp. + ...............         1,200              40,848
Rowan Co., Inc. + ....................           700              13,559
Transocean Sedco Forex Inc. ..........         1,600              54,112
                                                           ---------------
                                                                 174,165
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.2%)
Anadarko Petroleum Corp. .............         1,430              81,295
Burlington Resources, Inc. ...........         1,330              49,928
Devon Energy Corp. ...................           400              15,460
EOG Resources, Inc. ..................           750              29,333
Unocal Corp. .........................         1,200              43,284
                                                           ---------------
                                                                 219,300
                                                           ---------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. .....................           500              23,040
Sunoco, Inc. .........................           600              22,404
                                                           ---------------
                                                                  45,444
                                                           ---------------
OIL - DOMESTIC INTEGRATED (0.3%)
Amerada Hess Corp. ...................           270              16,875

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
OIL - DOMESTIC INTEGRATED (CONTINUED)
Conoco Inc. ..........................         3,550         $   100,465
Occidental Petroleum Corp. ...........         2,100              55,713
Phillips Petroleum Co. ...............         3,220             194,037
USX-Marathon Group ...................         3,250              97,500
                                                           ---------------
                                                                 464,590
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (1.8%)
ChevronTexaco Corp. ..................         6,148             550,922
Exxon Mobil Corp. ....................        38,500           1,513,050
Royal Dutch Petroleum Co. ............         6,900             338,238
                                                           ---------------
                                                               2,402,210
                                                           ---------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ..................           500              17,005
Georgia-Pacific Corp. ................         1,200              33,132
International Paper Co. ..............         2,650             106,928
Mead Corp. ...........................           700              21,623
Weyerhaeuser Co. .....................         1,100              59,488
Willamette Industries, Inc. ..........           700              36,484
                                                           ---------------
                                                                 274,660
                                                           ---------------
PERSONAL CARE (0.2%)
Alberto-Culver Co. - Class B .........           200               8,948
Avon Products, Inc. ..................         1,550              72,075
Gillette Co. .........................         6,400             213,760
                                                           ---------------
                                                                 294,783
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ....................         1,800              52,974
Xerox Corp. ..........................         7,200              75,024
                                                           ---------------
                                                                 127,998
                                                           ---------------
PUBLISHING (0.1%)
McGraw-Hill Co., Inc. (The) ..........         1,300              79,274
                                                           ---------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. ................           400              21,892
Gannett Co., Inc. ....................         1,450              97,484
New York Times Co. ...................         1,000              43,250
Tribune Co. ..........................         1,500              56,145
                                                           ---------------
                                                                 218,771
                                                           ---------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ...         2,000              57,060
CSX Corp. ............................         1,100              38,555
Norfolk Southern Corp. ...............         1,250              22,913
Union Pacific Corp. ..................         1,300              74,100
                                                           ---------------
                                                                 192,628
                                                           ---------------
REIT DIVERSIFIED (0.1%)
Equity Office Properties Trust .......         2,300              69,184
Equity Residential Properties Trust ..         1,550              44,501
                                                           ---------------
                                                                 113,685
                                                           ---------------
RESTAURANTS (0.3%)
Darden Restaurants, Inc. .............         1,200              42,480
McDonald's Corp. .....................         7,350             194,554
Starbucks Corp. + ....................         2,700              51,435
Tricon Global Restaurants, Inc. + ....         1,000              49,200

                                      See Notes to Portfolio of Investments. 91

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES N (CONTINUED)

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
RESTAURANTS (CONTINUED)
Wendy's International, Inc. ..........           300         $     8,751
                                                           ---------------
                                                                 346,420
                                                           ---------------
RETAIL - BUILDING SUPPLIES (1.2%)
Home Depot, Inc. .....................        24,350           1,242,093
Lowe's Co., Inc. .....................         8,000             371,280
Sherwin-Williams Co. .................         1,010              27,775
                                                           ---------------
                                                               1,641,148
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Best Buy Co., Inc. + .................         2,300             171,304
Circuit City Stores - Circuit City
 Group................................         2,300              59,685
RadioShack Corp. .....................         1,800              54,180
                                                           ---------------
                                                                 285,169
                                                           ---------------
RETAIL - DEPARTMENT STORES (0.3%)
Dillards, Inc. .......................           600               9,600
Federated Department Stores, Inc. + ..         1,850              75,665
J.C. Penney Co., Inc. ................         2,700              72,630
Kohl's Corp. + .......................         1,900             133,836
May Department Stores Co. ............         1,600              59,168
Nordstrom, Inc. ......................         1,300              26,299
                                                           ---------------
                                                                 377,198
                                                           ---------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ...........         1,100              32,978
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (1.3%)
Costco Wholesale Corp. + .............         2,600             115,388
Sears, Roebuck & Co. .................         1,850              88,134
Target Corp. .........................         2,800             114,940
Wal-Mart Stores, Inc. ................        25,100           1,444,505
                                                           ---------------
                                                               1,762,967
                                                           ---------------
RETAIL - SPECIALITY (0.2%)
AutoZone, Inc. + .....................         1,100              78,980
Bed Bath & Beyond, Inc. + ............         1,500              50,850
Office Depot, Inc. + .................         2,900              53,766
Staples, Inc. + ......................         3,000              56,100
Tiffany & Co. ........................           850              26,750
                                                           ---------------
                                                                 266,446
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.1%)
Gap, Inc. (The) ......................         4,300              59,942
Limited, Inc. (The) ..................         1,800              26,496
TJX Companies, Inc. ..................         1,400              55,804
                                                           ---------------
                                                                 142,242
                                                           ---------------
RETAIL STORES - DRUG STORE (0.1%)
Walgreen Co. .........................         3,150             106,029
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.1%)
Albertson's, Inc. ....................         2,350              74,001
Safeway, Inc. + ......................         1,550              64,713
                                                           ---------------
                                                                 138,714
                                                           ---------------
SAVINGS & LOAN COMPANIES (0.2%)
Charter One Financial, Inc. ..........         1,700              46,155
Golden West Financial Corp. ..........           860              50,611
Washington Mutual Financial Corp. ....         5,240             171,348
                                                           ---------------
                                                                 268,114
                                                           ---------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
SERVICES - ADVERTISING/MARKETING (0.1%)
Interpublic Group of Co.'s, Inc. .....         2,300         $    67,942
Omnicom Group, Inc. ..................           600              53,610
TMP Worldwide Inc. + .................         1,050              45,045
                                                           ---------------
                                                                 166,597
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.3%)
Cendant Corp. + ......................        10,150             199,041
Cintas Corp. .........................           900              43,200
Convergys Corp. + ....................           700              26,243
H&R Block, Inc. ......................         1,950              87,165
                                                           ---------------
                                                                 355,649
                                                           ---------------
SERVICES - COMPUTER SYSTEMS (0.2%)
Computer Sciences Corp. + ............           900              44,082
Electronic Data Systems Corp. ........         2,850             195,368
Sabre Holdings Corp. + ...............         1,020              43,197
                                                           ---------------
                                                                 282,647
                                                           ---------------
SERVICES - DATA PROCESSING (0.5%)
Automatic Data Processing, Inc. ......         3,750             220,875
Concord EFS, Inc. + ..................         3,250             106,535
Equifax, Inc. ........................           600              14,490
First Data Corp. .....................         3,150             247,117
Fiserv, Inc. + .......................         1,600              67,712
                                                           ---------------
                                                                 656,729
                                                           ---------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ....           800              21,360
                                                           ---------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .........................           580              24,116
RR Donnelley & Sons Co. ..............           900              26,721
                                                           ---------------
                                                                  50,837
                                                           ---------------
STEEL (0.0%)
Nucor Corp. ..........................           600              31,776
                                                           ---------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. ........................         4,600              41,032
                                                           ---------------
TELEPHONE (1.3%)
ALLTEL Corp. .........................         3,150             194,449
BellSouth Corp. ......................        10,500             400,575
CenturyTel, Inc. .....................           700              22,960
SBC Communications, Inc. .............        19,000             744,230
Verizon Communications ...............         8,400             398,664
                                                           ---------------
                                                               1,760,878
                                                           ---------------
TELEPHONE LONG DISTANCE (0.4%)
AT&T Corp. ...........................        29,050             526,967
                                                           ---------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ..................           400              19,900
VF Corp. .............................           400              15,604
                                                           ---------------
                                                                  35,504
                                                           ---------------
TOBACCO (0.5%)
Philip Morris Co. Inc. ...............        12,600             577,710
UST, Inc. ............................         1,000              35,000
                                                           ---------------
                                                                 612,710
                                                           ---------------
TRUCKS & PARTS (0.0%)
Navistar International Corp. + .......           500              19,750

92 See Notes to Portfolio of Investments.

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
TRUCKS & PARTS (CONTINUED)
PACCAR, Inc. .........................           600         $    39,372
                                                           ---------------
                                                                  59,122
                                                           ---------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + ......         1,100              15,466
Waste Management, Inc. ...............         3,500             111,685
                                                           ---------------
                                                                 127,151
                                                           ---------------
TOTAL COMMON STOCKS (COST $55,544,946)                        59,013,383
                                                           ---------------
                                         PRINCIPAL
                                           AMOUNT
                                        --------------
LONG-TERM BONDS AND NOTES (53.5%)
Federal Home Loan Mortgage Corp.,
 Zero Coupon, 09/15/06 ...............  $ 30,000,000          23,889,810
Federal National Mortgage Assoc.,
 Zero Coupon, 09/15/06 ...............    30,000,000          23,838,060
U.S. Treasury Strip, Zero Coupon,
 05/15/06.............................    20,712,000          17,119,296
U.S. Treasury Strip, Zero Coupon,
 05/15/06.............................       120,000              99,419
U.S. Treasury Strip, Zero Coupon,
 02/15/07.............................     9,480,000           7,493,940
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $73,626,163)                                                 72,440,525
                                                           ---------------
SHORT-TERM INVESTMENTS (2.9%)
Federal Home Loan Bank, 1.47%,
 01/02/02.............................     3,776,000           3,776,000
U.S. Treasury Bill, 1.65%, 04/04/02 @.       100,000              99,625
U.S. Treasury Bill, 2.15%, 04/04/02 @.       100,000              99,625
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $3,975,030)                                             3,975,250
                                                           ---------------
TOTAL INVESTMENTS
 (COST $133,146,139)(a)                                      135,429,158
OTHER ASSETS LESS LIABILITIES                                    103,287
                                                           ---------------
TOTAL NET ASSETS                                            $135,532,445
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $133,739,618. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains..................................          $  3,942,727
Unrealized losses.................................            (2,253,187)
                                                    --------------------
 Net unrealized gain..............................          $  1,689,540
                                                    ====================

Information concerning open futures contracts at December 31, 2001 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET      EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.      11        $3,160,300      Mar 02        $  47,168
                                     ===========                 ============

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

                                          See Notes to Financial Statements. 93

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES P

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
COMMON STOCKS (41.0%)
AEROSPACE/DEFENSE (0.3%)
Boeing Co. ...........................         7,700        $    298,606
General Dynamics Corp. ...............         1,900             151,316
Goodrich Co. .........................           800              21,296
Lockheed Martin Corp. ................         4,050             189,013
Northrop Grumman Corp. ...............           950              95,770
Rockwell Collins, Inc. ...............         2,800              54,600
                                                           ---------------
                                                                 810,601
                                                           ---------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ...........         5,800              83,230
                                                           ---------------
AIR FREIGHT (0.1%)
FedEx Corp. + ........................         3,000             155,640
                                                           ---------------
AIRLINES (0.1%)
Delta Air Lines, Inc. ................         1,500              43,890
Southwest Airlines Co. ...............         7,200             133,056
                                                           ---------------
                                                                 176,946
                                                           ---------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd. ..................         3,100             111,383
Alcoa Inc. ...........................         4,450             158,198
                                                           ---------------
                                                                 269,581
                                                           ---------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. .............           500               7,980
Delphi Automotive Systems Corp. ......         3,500              47,810
Genuine Parts Co. ....................         1,500              55,050
Goodyear Tire & Rubber Co. (The) .....         1,400              33,334
Snap-On, Inc. ........................           400              13,464
TRW, Inc. ............................         1,950              72,228
Visteon Corp. ........................         1,100              16,544
                                                           ---------------
                                                                 246,410
                                                           ---------------
AUTOMOBILES (0.2%)
Ford Motor Co. .......................        16,100             253,092
General Motors Corp. .................         4,800             233,280
                                                           ---------------
                                                                 486,372
                                                           ---------------
BANKS - MAJOR REGIONAL (1.9%)
AmSouth Bancorporation ...............         3,700              69,930
Bank of New York Co., Inc. ...........         7,000             285,600
Bank One Corp. .......................        10,400             406,120
BB&T Corp. ...........................         4,400             158,884
Comerica, Inc. .......................         1,800             103,140
Fifth Third Bancorp ..................         5,450             334,248
Fleet Boston Financial Corp. .........        15,650             571,225
Huntington Bancshares Inc. ...........         1,800              30,942
KeyCorp ..............................         4,300             104,662
Mellon Financial Corp. ...............         4,400             165,528
National City Corp. ..................         5,300             154,972
Northern Trust Corp. .................         2,000             120,440
PNC Financial Services Group .........         2,700             151,740
Regions Financial Corp. ..............         2,950              88,618
SouthTrust Corp. .....................         4,650             114,716
Suntrust Banks, Inc. .................         2,700             169,290

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
BANKS - MAJOR REGIONAL (CONTINUED)
Synovus Financial Corp. ..............         2,500        $     62,625
U.S. Bancorp .........................        17,100             357,903
Union Planters Corp. .................         1,200              54,156
Wells Fargo & Co. ....................        23,800           1,034,110
Zions Bancorporation .................           500              26,290
                                                           ---------------
                                                               4,565,139
                                                           ---------------
BANKS - MONEY CENTER (0.9%)
Bank of America Corp. ................        27,400           1,724,830
Wachovia Corp. .......................        12,500             392,000
                                                           ---------------
                                                               2,116,830
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.2%)
Anheuser-Busch Co.'s, Inc. ...........         7,900             357,159
Brown-Forman Corp. ...................           200              12,520
Coors (Adolph) Co. ...................           400              21,360
                                                           ---------------
                                                                 391,039
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.9%)
Coca-Cola Co. ........................        23,050           1,086,807
Coca-Cola Enterprises Inc. ...........         3,700              70,078
Pepsi Bottling Group, Inc. ...........         2,400              56,400
PepsiCo, Inc. ........................        16,900             822,861
                                                           ---------------
                                                               2,036,146
                                                           ---------------
BIOTECHNOLOGY (0.5%)
Amgen, Inc. + ........................         9,500             536,180
Biogen, Inc. + .......................         2,000             114,700
Chiron Corp. + .......................         1,700              74,528
Genzyme Corp. + ......................         1,900             113,734
Immunex Corp. + ......................         7,600             210,596
MedImmune, Inc. + ....................         1,900              88,065
                                                           ---------------
                                                               1,137,803
                                                           ---------------
BROADCASTING - TV, RADIO & CABLE (0.2%)
Clear Channel Communications, Inc. + .         3,050             155,276
Comcast Corp. - Class A Special + ....         8,850             318,600
Univision Communications, Inc. + .....         1,950              78,897
                                                           ---------------
                                                                 552,773
                                                           ---------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ..........................         4,200             102,900
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.2%)
AT&T Wireless Services Inc. + ........        23,950             344,162
Sprint Corp. (PCS Group) + ...........         4,500             109,845
                                                           ---------------
                                                                 454,007
                                                           ---------------
CHEMICALS (0.4%)
Air Products and Chemicals, Inc. .....         2,200             103,202
Dow Chemical Co. .....................         4,600             155,388
Du Pont (E.I.) de Nemours & Co. ......         9,800             416,598
Eastman Chemical Co. .................           500              19,510
Praxair, Inc. ........................         1,400              77,350
Rohm & Haas Co. ......................         1,900              65,797
                                                           ---------------
                                                                 837,845
                                                           ---------------
CHEMICALS - DIVERSIFIED (0.1%)
Engelhard Corp. ......................         1,100              30,448

94 See Notes to Portfolio of Investments.

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
CHEMICALS - DIVERSIFIED (CONTINUED)
PPG Industries Inc. ..................         1,600        $     82,752
                                                           ---------------
                                                                 113,200
                                                           ---------------
CHEMICALS - SPECIALITY (0.0%)
Ecolab, Inc. .........................           800              32,200
International Flavors & Fragrances,
 Inc..................................           900              26,739
                                                           ---------------
                                                                  58,939
                                                           ---------------
COMMUNICATIONS EQUIPMENT (0.4%)
Andrew Corp. + .......................         1,200              26,268
Comverse Technology, Inc. + ..........         1,200              26,844
JDS Uniphase Corp. + .................        11,800             103,014
Lucent Technologies, Inc. ............        17,700             111,333
Motorola, Inc. .......................        20,000             300,400
Nortel Networks Corp. ................        17,000             127,500
Qualcomm Inc. + ......................         3,950             199,475
Scientific-Atlanta, Inc. .............         1,200              28,728
Tellabs, Inc. + ......................         2,400              35,904
                                                           ---------------
                                                                 959,466
                                                           ---------------
COMPUTERS - HARDWARE (1.8%)
Apple Computer, Inc. + ...............         3,500              76,650
Compaq Computer Corp. ................        15,900             155,184
Dell Computer Corp. + ................        45,950           1,248,921
Hewlett-Packard Co. ..................        17,800             365,612
International Business Machines Corp.         16,250           1,965,600
NCR Corp. + ..........................           500              18,430
Sun Microsystems, Inc. + .............        29,200             360,328
                                                           ---------------
                                                               4,190,725
                                                           ---------------
COMPUTERS - NETWORKING (0.8%)
Cisco Systems, Inc. + ................       101,550           1,839,071
Network Appliance, Inc. + ............         5,300             115,911
                                                           ---------------
                                                               1,954,982
                                                           ---------------
COMPUTERS - PERIPHERALS (0.2%)
EMC Corp. ............................        20,500             275,520
Lexmark International Group, Inc. + ..         1,200              70,800
                                                           ---------------
                                                                 346,320
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (2.2%)
Autodesk, Inc. .......................           500              18,635
BMC Software, Inc. + .................         4,350              71,209
Citrix Systems, Inc. + ...............         1,200              27,192
Computer Associates International,
 Inc..................................         9,400             324,206
Compuware Corp. + ....................         5,500              64,845
Intuit Inc. + ........................         1,500              64,140
Mercury Interactive Corp. + ..........           700              23,786
Microsoft Corp. + ....................        51,100           3,386,397
Novell, Inc. + .......................         7,750              35,573
Oracle Corp. + .......................        52,000             718,120
PeopleSoft, Inc. + ...................         2,700             108,540
Siebel Systems, Inc. + ...............         4,200             117,516
Unisys Corp. + .......................         2,400              30,096
VERITAS Software Corp. + .............         3,900             174,798
Yahoo! Inc. + ........................         3,800              67,412
                                                           ---------------
                                                               5,232,465
                                                           ---------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. .................         1,450        $     69,513
                                                           ---------------
CONSUMER FINANCE (0.3%)
Capital One Financial Corp. ..........         1,800              97,110
Household International, Inc. ........         6,500             376,610
MBNA Corp. ...........................         7,400             260,480
                                                           ---------------
                                                                 734,200
                                                           ---------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ...........................           200              14,140
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. ......................           300              14,754
Pactiv Corp. + .......................         3,000              53,250
Temple-Inland Inc. ...................           200              11,346
                                                           ---------------
                                                                  79,350
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (0.2%)
AmerisourceBergen Corp. ..............           500              31,775
Cardinal Health, Inc. ................         2,350             151,951
McKesson HBOC, Inc. ..................         2,700             100,980
Supervalu, Inc. ......................         1,200              26,544
Sysco Corp. ..........................         6,700             175,674
                                                           ---------------
                                                                 486,924
                                                           ---------------
ELECTRIC COMPANIES (1.0%)
Allegheny Energy, Inc. ...............         1,300              47,086
Ameren Corp. .........................         1,800              76,140
American Electric Power Co., Inc. ....         3,200             139,296
Cinergy Corp. ........................         1,100              36,773
CMS Energy Corp. .....................         1,700              40,851
Consolidated Edison, Inc. ............         2,100              84,756
Constellation Energy Group ...........         1,000              26,550
Dominion Resources, Inc. .............         2,550             153,255
DTE Energy Co. .......................         1,200              50,328
Duke Energy Corp. ....................         7,200             282,672
Entergy Corp. ........................         2,050              80,176
Exelon Corp. .........................         3,000             143,640
FirstEnergy Corp. ....................         4,900             171,402
FPL Group, Inc. ......................         1,600              90,240
Mirant Corp. + .......................         4,900              78,498
Niagara Mohawk Holdings Inc. + .......         1,600              28,368
PG&E Corp. + .........................         2,200              42,328
Pinnacle West Capital Corp. ..........         1,100              46,035
PPL Corp. ............................         1,700              59,245
Progress Energy, Inc. ................         2,900             130,587
Public Service Enterprise Group, Inc.          1,400              59,066
Reliant Energy Inc. ..................         2,500              66,300
Southern Co. .........................         6,650             168,577
TECO Energy, Inc. ....................         1,100              28,864
TXU Corp. ............................         2,400             113,160
Xcel Energy, Inc. ....................         4,500             124,830
                                                           ---------------
                                                               2,369,023
                                                           ---------------
ELECTRICAL EQUIPMENT (1.8%)
American Power Conversion Corp. + ....         2,100              30,366
Cooper Industries, Inc. ..............           700              24,444

                                      See Notes to Portfolio of Investments. 95

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES P (CONTINUED)

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
ELECTRICAL EQUIPMENT (CONTINUED)
Emerson Electric Co. .................         4,100        $    234,110
General Electric Co. .................        93,600           3,751,488
Molex, Inc. ..........................         2,000              61,900
Sanmina - SCI Corp. + ................         4,900              97,510
Solectron Corp. + ....................         5,800              65,424
                                                           ---------------
                                                               4,265,242
                                                           ---------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ................         1,400              67,200
                                                           ---------------
ELECTRONICS - DEFENSE (0.0%)
Raytheon Co. .........................         3,400             110,398
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.1%)
Agilent Technologies, Inc. + .........         4,200             119,742
Tektronix, Inc. + ....................           600              15,468
                                                           ---------------
                                                                 135,210
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (1.6%)
Advanced Micro Devices, Inc. + .......         1,900              30,134
Altera Corp. + .......................         3,300              70,026
Analog Devices, Inc. + ...............         3,400             150,926
Broadcom Corp. - Class A + ...........         2,400              98,088
Conexant Systems, Inc. + .............         2,100              30,156
Intel Corp. ..........................        63,850           2,008,082
Linear Technology Corp. ..............         5,400             210,816
LSI Logic Corp. + ....................         2,800              44,184
Maxim Integrated Products, Inc. + ....         5,850             307,184
Micron Technology, Inc. + ............         3,150              97,650
National Semiconductor Corp. + .......         2,500              76,975
NVIDIA Corp. + .......................         1,200              80,280
PMC Sierra Inc. + ....................         2,200              46,772
QLogic Corp. + .......................           500              22,255
Texas Instruments, Inc. ..............        16,200             453,600
Xilinx, Inc. + .......................         3,200             124,960
                                                           ---------------
                                                               3,852,088
                                                           ---------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ..........................           700              26,180
                                                           ---------------
ENTERTAINMENT (1.0%)
AOL Time Warner Inc. + ...............        42,150           1,353,015
Viacom, Inc. - Class B + .............        16,550             730,682
Walt Disney Co. (The) ................        18,500             383,320
                                                           ---------------
                                                               2,467,017
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.1%)
KLA-Tencor Corp. + ...................         1,550              76,818
Teradyne, Inc. + .....................         1,800              54,252
                                                           ---------------
                                                                 131,070
                                                           ---------------
FINANCIAL - DIVERSIFIED (2.6%)
Ambac Financial Group, Inc. ..........           700              40,502
American Express Co. .................        11,800             421,142
Citigroup Inc. .......................        48,500           2,448,280
Fannie Mae ...........................        18,050           1,434,975
Freddie Mac ..........................        12,050             788,070
J.P. Morgan Chase & Co. ..............        18,450             670,657
Moody's Corp. ........................         2,850             113,601

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
FINANCIAL - DIVERSIFIED (CONTINUED)
State Street Corp. ...................         3,100        $    161,975
USA Education Inc. ...................         1,300             109,226
                                                           ---------------
                                                               6,188,428
                                                           ---------------
FOODS (0.6%)
Campbell Soup Co. ....................         3,800             113,506
ConAgra Foods, Inc. ..................         4,700             111,719
General Mills, Inc. ..................         3,600             187,236
Heinz (H.J.) Co. .....................         1,850              76,072
Hershey Foods Corp. ..................         1,300              88,010
Kellogg Co. ..........................         6,700             201,670
Sara Lee Corp. .......................         7,900             175,617
Unilever NV ..........................         5,450             313,974
Wrigley (Wm.) Jr. Co. ................         1,150              59,076
                                                           ---------------
                                                               1,326,880
                                                           ---------------
FOOTWEAR (0.1%)
NIKE, Inc. - Class B .................         2,500             140,600
Reebok International Ltd. + ..........           400              10,600
                                                           ---------------
                                                                 151,200
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + .......           900              33,309
International Game Technology + ......           700              47,810
                                                           ---------------
                                                                  81,119
                                                           ---------------
GOLD/PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ...................         5,150              82,143
Newmont Mining Corp. .................         1,300              24,843
Placer Dome, Inc. ....................         1,900              20,729
                                                           ---------------
                                                                 127,715
                                                           ---------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. .................           500              18,865
Stanley Works (The) ..................           600              27,942
                                                           ---------------
                                                                  46,807
                                                           ---------------
HEALTH CARE - DIVERSIFIED (1.1%)
Abbott Laboratories ..................        14,750             822,312
Johnson & Johnson ....................        28,750           1,699,125
                                                           ---------------
                                                               2,521,437
                                                           ---------------
HEALTH CARE - DRUGS (0.0%)
King Pharmaceuticals, Inc. + .........         2,400             101,112
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (2.1%)
Allergan, Inc. .......................         1,300              97,565
Eli Lilly & Co. ......................        10,750             844,305
Forest Laboratories, Inc. - Class A +          1,800             147,510
Merck & Co., Inc. ....................        11,750             690,900
Pfizer, Inc. .........................        59,800           2,383,030
Pharmacia Corp. ......................        11,950             509,667
Schering-Plough Corp. ................         7,200             257,832
                                                           ---------------
                                                               4,930,809
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.2%)
HCA Inc. .............................         5,200             200,408
Health Management Associates, Inc. + .         1,800              33,120
Tenet Healthcare Corp. + .............         3,100             182,032
                                                           ---------------
                                                                 415,560
                                                           ---------------

96 See Notes to Portfolio of Investments.

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ...................         1,000        $     23,710
                                                           ---------------
HEALTH CARE - MANAGED CARE (0.3%)
Aetna Inc. ...........................         1,200              39,588
CIGNA Corp. ..........................         1,400             129,710
Humana, Inc. + .......................         1,100              12,969
UnitedHealth Group Inc. ..............         5,300             375,081
Wellpoint Health Networks, Inc. + ....           500              58,425
                                                           ---------------
                                                                 615,773
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.6%)
Bard (C.R.) Inc. .....................           500              32,250
Bausch & Lomb, Inc. ..................           400              15,064
Baxter International, Inc. ...........         3,050             163,572
Becton, Dickinson & Co. ..............         2,400              79,560
Biomet, Inc. .........................         3,000              92,700
Boston Scientific Corp. + ............         3,800              91,656
Celera Genomics Group - Applera Corp.          1,900              74,613
Guidant Corp. + ......................         3,100             154,380
Medtronic, Inc. ......................        11,000             563,310
St. Jude Medical, Inc. + .............           800              62,120
Stryker Corp. ........................         1,900             110,903
Zimmer Holdings, Inc. + ..............         2,600              79,404
                                                           ---------------
                                                               1,519,532
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + ..................         2,700              40,014
Quintiles Transnational Corp. + ......         2,000              32,160
                                                           ---------------
                                                                  72,174
                                                           ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. ................         1,400              32,200
Maytag Corp. .........................           700              21,721
Whirlpool Corp. ......................           600              43,998
                                                           ---------------
                                                                  97,919
                                                           ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.1%)
Clorox Co. ...........................         3,900             154,245
Colgate-Palmolive Co. ................         5,300             306,075
Kimberly-Clark Corp. .................         4,900             293,020
Procter & Gamble Co. .................        23,400           1,851,642
                                                           ---------------
                                                               2,604,982
                                                           ---------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. .................         1,100              43,549
Newell Rubbermaid Inc. ...............         3,600              99,252
                                                           ---------------
                                                                 142,801
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.4%)
AFLAC, Inc. ..........................         8,800             216,128
Jefferson-Pilot Corp. ................         1,400              64,778
John Hancock Financial Services, Inc.          4,900             202,370
Lincoln National Corp. ...............         1,800              87,426
MetLife, Inc. ........................         9,900             313,632
Torchmark Corp. ......................           900              35,397
UnumProvident Corp. ..................         2,400              63,624
                                                           ---------------
                                                                 983,355
                                                           ---------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
INSURANCE - MULTI-LINE (0.9%)
American International Group, Inc. ...        24,850        $  1,973,090
Hartford Financial Services Group,
 Inc..................................         1,200              75,396
Loews Corp. ..........................         1,800              99,684
                                                           ---------------
                                                               2,148,170
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (0.5%)
Allstate Corp. (The) .................         7,000             235,900
Chubb Corp. ..........................         1,700             117,300
Cincinnati Financial Corp. ...........         2,600              99,190
MBIA, Inc. ...........................         2,400             128,712
MGIC Investment Corp. ................           800              49,376
Progressive Corp. ....................         1,200             179,160
SAFECO Corp. .........................         2,200              68,530
St. Paul Co., Inc. ...................         2,100              92,337
XL Capital Ltd. ......................         1,200             109,632
                                                           ---------------
                                                               1,080,137
                                                           ---------------
INSURANCE BROKERS (0.2%)
Aon Corp. ............................         2,600              92,352
Marsh & McLennan Co., Inc. ...........         2,600             279,370
                                                           ---------------
                                                                 371,722
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.4%)
Bear Stearns Co., Inc. (The) .........           900              52,776
Charles Schwab Corp. .................        12,600             194,922
Lehman Brothers Holdings Inc. ........         2,100             140,280
Merrill Lynch & Co., Inc. ............        11,750             612,410
                                                           ---------------
                                                               1,000,388
                                                           ---------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. .............         2,400              84,648
Stilwell Financial, Inc. .............         1,500              40,830
T. Rowe Price Group Inc. .............         1,400              48,622
                                                           ---------------
                                                                 174,100
                                                           ---------------
LEISURE TIME - PRODUCTS (0.1%)
Brunswick Corp. ......................           800              17,408
Harley-Davidson, Inc. ................         3,000             162,930
Hasbro, Inc. .........................         1,600              25,968
Mattel, Inc. .........................         3,700              63,640
                                                           ---------------
                                                                 269,946
                                                           ---------------
LODGING - HOTELS (0.2%)
Carnival Corp. .......................        10,500             294,840
Hilton Hotels Corp. ..................         3,100              33,852
Marriott International, Inc. .........         2,100              85,365
Starwood Hotels & Resorts Worldwide,
 Inc..................................         1,200              35,820
                                                           ---------------
                                                                 449,877
                                                           ---------------
MACHINERY - DIVERSIFIED (0.1%)
Caterpillar, Inc. ....................         1,800              94,050
Deere & Co. ..........................         1,100              48,026
Dover Corp. ..........................         1,300              48,191
Ingersoll-Rand Co. ...................         1,600              66,896
                                                           ---------------
                                                                 257,163
                                                           ---------------
MANUFACTURING - DIVERSIFIED (1.0%)
Crane Co. ............................           400              10,256
Danaher Corp. ........................           700              42,217

                                      See Notes to Portfolio of Investments. 97

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES P (CONTINUED)

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Eaton Corp. ..........................         1,200        $     89,292
Honeywell International Inc. .........         4,100             138,662
Illinois Tool Works, Inc. ............         2,900             196,388
ITT Industries, Inc. .................           600              30,300
Johnson Controls, Inc. ...............           800              64,600
Minnesota Mining and Manufacturing Co.
 (3M).................................         3,500             413,735
Parker-Hannifin Corp. ................           700              32,137
Textron, Inc. ........................           800              33,168
Thermo Electron Corp. ................         1,200              28,632
Tyco International Ltd. ..............        18,400           1,083,760
United Technologies Corp. ............         4,400             284,372
                                                           ---------------
                                                               2,447,519
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Dennison Corp. .................           700              39,571
Pall Corp. ...........................         1,300              31,278
Sealed Air Corp. + ...................           700              28,574
                                                           ---------------
                                                                  99,423
                                                           ---------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +         1,300              17,407
Inco Ltd. + ..........................         1,600              27,104
                                                           ---------------
                                                                  44,511
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.2%)
El Paso Corp. ........................         2,650             118,216
KeySpan Energy Corp. .................         1,000              34,650
Kinder Morgan, Inc. ..................         1,550              86,320
NICOR, Inc. ..........................           400              16,656
NiSource Inc. ........................         1,800              41,508
Peoples Energy Corp. .................           200               7,586
Sempra Energy ........................         3,700              90,835
Williams Co.'s, Inc. (The) ...........         2,600              66,352
                                                           ---------------
                                                                 462,123
                                                           ---------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ...................         2,200              82,742
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.1%)
Baker Hughes Inc. ....................         3,200             116,704
Noble Drilling Corp. + ...............         1,200              40,848
Rowan Co., Inc. + ....................           400               7,748
Transocean Sedco Forex Inc. ..........         2,600              87,932
                                                           ---------------
                                                                 253,232
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Anadarko Petroleum Corp. .............         2,100             119,385
Burlington Resources, Inc. ...........         1,500              56,310
Devon Energy Corp. ...................           400              15,460
EOG Resources, Inc. ..................           800              31,288
Unocal Corp. .........................         1,500              54,105
                                                           ---------------
                                                                 276,548
                                                           ---------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. .....................           700              32,256
Sunoco, Inc. .........................         1,400              52,276
                                                           ---------------
                                                                  84,532
                                                           ---------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
OIL - DOMESTIC INTEGRATED (0.3%)
Amerada Hess Corp. ...................           700        $     43,750
Conoco Inc. ..........................         5,900             166,970
Occidental Petroleum Corp. ...........         2,800              74,284
Phillips Petroleum Co. ...............         5,350             322,391
USX-Marathon Group ...................         5,100             153,000
                                                           ---------------
                                                                 760,395
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (1.7%)
ChevronTexaco Corp. ..................        10,150             909,541
Exxon Mobil Corp. ....................        64,400           2,530,920
Royal Dutch Petroleum Co. ............        11,000             539,220
                                                           ---------------
                                                               3,979,681
                                                           ---------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ..................           500              17,005
Georgia-Pacific Corp. ................         2,200              60,742
International Paper Co. ..............         4,600             185,610
Mead Corp. ...........................         1,100              33,979
Weyerhaeuser Co. .....................         2,000             108,160
Willamette Industries, Inc. ..........           600              31,272
                                                           ---------------
                                                                 436,768
                                                           ---------------
PERSONAL CARE (0.2%)
Alberto-Culver Co. - Class B .........           400              17,896
Avon Products, Inc. ..................         2,300             106,950
Gillette Co. .........................         9,400             313,960
                                                           ---------------
                                                                 438,806
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ....................         2,500              73,575
Xerox Corp. ..........................        11,300             117,746
                                                           ---------------
                                                                 191,321
                                                           ---------------
PUBLISHING (0.1%)
McGraw-Hill Co., Inc. (The) ..........         1,900             115,862
                                                           ---------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. ................           500              27,365
Gannett Co., Inc. ....................         2,500             168,075
New York Times Co. ...................         1,600              69,200
Tribune Co. ..........................         2,700             101,061
                                                           ---------------
                                                                 365,701
                                                           ---------------
RAILROADS (0.2%)
Burlington Northern Santa Fe Corp. ...         3,900             111,267
CSX Corp. ............................         1,300              45,565
Norfolk Southern Corp. ...............         3,000              54,990
Union Pacific Corp. ..................         2,500             142,500
                                                           ---------------
                                                                 354,322
                                                           ---------------
REIT DIVERSIFIED (0.1%)
Equity Office Properties Trust .......         4,100             123,328
Equity Residential Properties Trust ..         2,200              63,162
                                                           ---------------
                                                                 186,490
                                                           ---------------
RESTAURANTS (0.2%)
Darden Restaurants, Inc. .............         1,700              60,180
McDonald's Corp. .....................        12,250             324,258
Starbucks Corp. + ....................         3,300              62,865
Tricon Global Restaurants, Inc. + ....         1,400              68,880

98 See Notes to Portfolio of Investments.

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
RESTAURANTS (CONTINUED)
Wendy's International, Inc. ..........           900        $     26,253
                                                           ---------------
                                                                 542,436
                                                           ---------------
RETAIL - BUILDING SUPPLIES (1.2%)
Home Depot, Inc. .....................        40,700           2,076,107
Lowe's Co., Inc. .....................        13,650             633,496
Sherwin-Williams Co. .................         1,200              33,000
                                                           ---------------
                                                               2,742,603
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Best Buy Co., Inc. + .................         3,400             253,232
Circuit City Stores - Circuit City
 Group................................         3,700              96,015
RadioShack Corp. .....................         2,350              70,735
                                                           ---------------
                                                                 419,982
                                                           ---------------
RETAIL - DEPARTMENT STORES (0.3%)
Federated Department Stores, Inc. + ..         2,700             110,430
J.C. Penney Co., Inc. ................         3,700              99,530
Kohl's Corp. + .......................         3,200             225,408
May Department Stores Co. ............         3,000             110,940
Nordstrom, Inc. ......................         2,200              44,506
                                                           ---------------
                                                                 590,814
                                                           ---------------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ...........         1,500              44,970
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (1.3%)
Costco Wholesale Corp. + .............         3,800             168,644
Sears, Roebuck & Co. .................         3,300             157,212
Target Corp. .........................         4,900             201,145
Wal-Mart Stores, Inc. ................        42,450           2,442,997
                                                           ---------------
                                                               2,969,998
                                                           ---------------
RETAIL - SPECIALITY (0.2%)
AutoZone, Inc. + .....................         1,800             129,240
Bed Bath & Beyond, Inc. + ............         2,800              94,920
Office Depot, Inc. + .................         5,100              94,554
Staples, Inc. + ......................         4,400              82,280
Tiffany & Co. ........................         1,300              40,911
                                                           ---------------
                                                                 441,905
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.1%)
Gap, Inc. (The) ......................         7,900             110,126
Limited, Inc. (The) ..................         4,300              63,296
TJX Companies, Inc. ..................         2,700             107,622
                                                           ---------------
                                                                 281,044
                                                           ---------------
RETAIL STORES - DRUG STORE (0.1%)
Walgreen Co. .........................         5,300             178,398
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.1%)
Albertson's, Inc. ....................         3,800             119,662
Safeway, Inc. + ......................         2,600             108,550
                                                           ---------------
                                                                 228,212
                                                           ---------------
SAVINGS & LOAN COMPANIES (0.2%)
Charter One Financial, Inc. ..........         1,700              46,155
Golden West Financial Corp. ..........         1,200              70,620
Washington Mutual Financial Corp. ....         7,600             248,520
                                                           ---------------
                                                                 365,295
                                                           ---------------

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
SERVICES - ADVERTISING/MARKETING (0.1%)
Interpublic Group of Co.'s, Inc. .....         3,300        $     97,482
Omnicom Group, Inc. ..................           900              80,415
TMP Worldwide Inc. + .................         1,400              60,060
                                                           ---------------
                                                                 237,957
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.2%)
Cendant Corp. + ......................        16,600             325,526
Cintas Corp. .........................         1,100              52,800
Convergys Corp. + ....................         1,100              41,239
H&R Block, Inc. ......................         3,300             147,510
                                                           ---------------
                                                                 567,075
                                                           ---------------
SERVICES - COMPUTER SYSTEMS (0.2%)
Computer Sciences Corp. + ............         1,500              73,470
Electronic Data Systems Corp. ........         4,100             281,055
Sabre Holdings Corp. + ...............         2,350              99,523
                                                           ---------------
                                                                 454,048
                                                           ---------------
SERVICES - DATA PROCESSING (0.4%)
Automatic Data Processing, Inc. ......         5,500             323,950
Concord EFS, Inc. + ..................         4,500             147,510
Equifax, Inc. ........................           800              19,320
First Data Corp. .....................         5,300             415,785
Fiserv, Inc. + .......................         2,900             122,728
                                                           ---------------
                                                               1,029,293
                                                           ---------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ....         1,400              37,380
                                                           ---------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .........................         1,300              54,054
RR Donnelley & Sons Co. ..............         1,200              35,628
                                                           ---------------
                                                                  89,682
                                                           ---------------
STEEL (0.0%)
Allegheny Technologies Inc. ..........           500               8,375
Nucor Corp. ..........................           600              31,776
                                                           ---------------
                                                                  40,151
                                                           ---------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. ........................         9,050              80,726
                                                           ---------------
TELEPHONE (1.3%)
ALLTEL Corp. .........................         5,300             327,169
BellSouth Corp. ......................        17,850             680,977
CenturyTel, Inc. .....................           900              29,520
Citizens Communications Co. + ........         3,100              33,046
SBC Communications, Inc. .............        31,300           1,226,021
Verizon Communications ...............        14,050             666,813
                                                           ---------------
                                                               2,963,546
                                                           ---------------
TELEPHONE LONG DISTANCE (0.4%)
AT&T Corp. ...........................        48,550             880,697
                                                           ---------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ..................           300              14,925
VF Corp. .............................           900              35,109
                                                           ---------------
                                                                  50,034
                                                           ---------------
TOBACCO (0.4%)
Philip Morris Co. Inc. ...............        20,500             939,925

                                      See Notes to Portfolio of Investments. 99

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES P (CONTINUED)

                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
TOBACCO (CONTINUED)
UST, Inc. ............................         2,400        $     84,000
                                                           ---------------
                                                               1,023,925
                                                           ---------------
TRUCKS & PARTS (0.0%)
PACCAR, Inc. .........................           400              26,248
                                                           ---------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + ......           900              12,654
Waste Management, Inc. ...............         5,850             186,674
                                                           ---------------
                                                                 199,328
                                                           ---------------
TOTAL COMMON STOCKS (COST $96,084,599)                        96,855,453
                                                           ---------------
                                         PRINCIPAL
                                           AMOUNT
                                        --------------
LONG-TERM BONDS AND NOTES (58.1%)
Federal National Mortgage Assoc.,
 Zero Coupon, 12/15/06 ...............  $ 90,000,000          70,572,150
U.S. Treasury Strip, Zero Coupon,
 05/15/06.............................    18,110,000          14,968,639
U.S. Treasury Strip, Zero Coupon,
 02/15/07.............................    65,190,000          51,584,847
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $137,518,482)                                               137,125,636
                                                           ---------------
SHORT-TERM INVESTMENTS (1.2%)
Federal Home Loan Bank, 1.47%,
 01/02/02.............................     1,712,000           1,712,000
Student Loan Marketing Assoc.,
 2.23%, 01/07/02 .....................     1,179,000           1,178,635
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $2,890,635)                                             2,890,635
                                                           ---------------
TOTAL INVESTMENTS
 (COST $236,493,716)(a)                                      236,871,724
OTHER ASSETS LESS LIABILITIES                                   (775,954)
                                                           ---------------
TOTAL NET ASSETS                                            $236,095,770
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $236,507,734. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains..................................          $  2,455,353
Unrealized losses.................................            (2,091,363)
                                                    --------------------
 Net unrealized gain..............................          $    363,990
                                                    ====================

+ Non-income producing security.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

100 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SERIES Q

                                             PRINCIPAL          MARKET
                                              AMOUNT             VALUE
                                            -------------     -------------
SHORT-TERM INVESTMENTS (73.6%)
Federal Farm Credit Bank, 1.65%, 01/11/02   $   100,000        $   99,959
Federal Farm Credit Bank, 1.71%, 01/11/02     2,500,000         2,498,931
Federal Home Loan Bank, 1.66%, 03/13/02 ..      101,000           100,621
Federal Home Loan Bank, 1.70%, 03/15/02 ..      395,000           393,681
Federal Home Loan Mortgage Corp.,
 1.68%, 01/15/02 .........................      439,000           438,734
Federal Home Loan Mortgage Corp.,
 1.70%, 01/29/02 .........................      100,000            99,625
Federal Home Loan Mortgage Corp.,
 1.70%, 03/14/02 .........................      250,000           249,150
Federal National Mortgage Assoc.,
 1.69%, 03/14/02 .........................      100,000            99,625
Federal National Mortgage Assoc.,
 1.70%, 03/14/02 .........................      250,000           249,062
Federal National Mortgage Assoc.,
 1.77%, 03/07/02 .........................      474,000           472,815
Goldman Sachs Group LP, 1.75%, 03/14/02 ..      260,000           259,090
Nestle Capital Corp., 1.75%, 03/04/02 ....      260,000           259,220
U.S. Treasury Bill, 1.66%, 03/14/02 ......      100,000            99,672
U.S. Treasury Bill, 1.67%, 03/14/02 ......      400,000           398,688
                                                              -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $5,718,806)                                              5,718,873
                                                              -------------
TOTAL INVESTMENTS (COST $5,718,806)(a)                          5,718,873
OTHER ASSETS LESS LIABILITIES                                   2,047,967
                                                              -------------
TOTAL NET ASSETS                                               $7,766,840
                                                              =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains......................................             $  332
Unrealized losses.....................................               (265)
                                                        -----------------
 Net unrealized gain..................................             $   67
                                                        =================

Category percentages are based on net assets.

                                         See Notes to Financial Statements. 101

AETNA GET FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


                                                    SERIES D         SERIES E         SERIES G         SERIES H         SERIES I
                                                 ---------------  ---------------  ---------------  ---------------  --------------
ASSETS:
Investments, at market value ..................   $511,917,670     $444,647,109     $209,663,328     $160,207,220      $88,613,571
Cash ..........................................             37               20               --               51           99,591
Receivable for:
 Dividends and interest .......................      2,542,933           48,121           24,341           26,618            9,362
 Investments sold..............................      3,270,480        2,109,748        1,473,631        1,281,993          387,662
                                                 -------------    -------------    -------------    -------------    -------------
     Total assets .............................    517,731,120      446,804,998      211,161,300      161,515,882       89,110,186
                                                 -------------    -------------    -------------    -------------    -------------
LIABILITIES:
Payable for:
 Investments purchased ........................     59,335,599        1,685,134        1,051,681        1,152,440          344,653
 Fund shares redeemed .........................        170,014           79,934          157,670           23,042           47,121
 Variation margin..............................         32,825           25,250               --               --               --
 Investment advisory fees .....................        225,585          219,089          103,580           78,996           43,659
 Administrative service fees ..................         28,198           27,386           12,947            9,875            5,457
 Commitment fees ..............................            518              503              239              181              101
 Custody fees .................................          8,677            7,212            8,582            9,994            7,508
Other liabilities .............................         11,022            7,940            5,646            2,766            2,090
                                                 -------------     ------------     ------------    -------------      -----------
     Total liabilities ........................     59,812,438        2,052,448        1,340,345        1,277,294          450,589
                                                 -------------     ------------     ------------    -------------      -----------
      NET ASSETS ..............................   $457,918,682     $444,752,550     $209,820,955     $160,238,588      $88,659,597
                                                 =============     ============     ============    =============      ===========
NET ASSETS REPRESENTED BY:
Paid in capital................................   $467,272,683     $454,292,897     $213,759,715      161,498,751      $90,437,422
Net unrealized gain on investments ............      8,268,155       14,483,248        5,690,063        5,997,631        1,513,336
Undistributed net investment income ...........     18,069,279       17,037,356        7,831,782        5,521,635        3,073,171
Accumulated net realized loss on investments ..    (35,691,435)     (41,060,951)     (17,460,605)     (12,779,429)      (6,364,332)
                                                 -------------     ------------     ------------    -------------      -----------
      NET ASSETS ..............................   $457,918,682     $444,752,550     $209,820,955     $160,238,588      $88,659,597
                                                 =============     ============     ============    =============      ===========

Cost of investments ...........................   $503,704,926     $430,208,740     $203,973,265     $154,209,589      $87,100,235
CAPITAL SHARES, $0.001 PAR VALUE:
 Outstanding ..................................     47,002,246       45,157,497       21,168,127       15,964,906        8,910,102
 Net Asset Value, offering and redemption
 price per share (net assets
 divided by shares outstanding) ...............   $       9.74     $       9.85     $       9.91     $      10.04      $      9.95

102 See Notes to Financial Statements.    See Notes to Financial Statements. 103

                                                           SERIES J            SERIES K            SERIES L             SERIES M
                                                       -----------------  ------------------  ------------------  -----------------
ASSETS:
Investments, at market value .........................   $75,039,752         $90,627,413         $81,571,727          $123,131,373
Cash .................................................       148,694             216,835                 985                   128
Receivable for:
 Dividends and interest ..............................        11,483              15,706              85,331                35,840
 Investments sold ....................................       498,947             657,005           1,248,425             1,493,413
                                                         -----------         -----------         -----------          ------------
     Total assets ....................................    75,698,876          91,516,959          82,906,468           124,660,754
                                                         -----------         -----------         -----------          ------------
LIABILITIES:
Payable for:
 Investments purchased................................       455,274             626,737           1,189,095             1,434,819
 Fund shares redeemed ................................         8,636              14,394              14,692                32,769
 Variation margin.....................................            --                  --              12,625                10,100
 Investment advisory fees ............................        37,366              44,660              40,064                60,437
 Administrative service fees .........................         4,671               5,583               5,008                 7,555
 Commitment fees .....................................            80                  96                  87                   130
 Custody fees ........................................         8,354               6,738               4,939                 6,450
Other liabilities ....................................         2,573               1,715               3,735                 5,322
                                                         -----------         -----------         -----------          ------------
     Total liabilities ...............................       516,954             699,923           1,270,245             1,557,582
                                                         -----------         -----------         -----------          ------------
      NET ASSETS .....................................   $75,181,922         $90,817,036         $81,636,223          $123,103,172
                                                         ===========         ===========         ===========          ============
NET ASSETS REPRESENTED BY:
Paid in capital.......................................   $77,628,310         $92,586,418         $83,531,869          $126,801,092
Net unrealized gain on investments ...................     1,288,757           2,011,609             876,385               839,043
Undistributed net investment income ..................     2,567,367           2,329,248              36,413                38,804
Accumulated net realized loss on investments .........    (6,302,512)         (6,110,239)         (2,808,444)           (4,575,767)
                                                         -----------         -----------         -----------          ------------
      NET ASSETS .....................................   $75,181,922         $90,817,036         $81,636,223          $123,103,172
                                                         ===========         ===========         ===========          ============

Cost of investments ..................................   $73,750,995         $88,615,804         $80,717,781          $122,308,816
CAPITAL SHARES, $0.001 PAR VALUE:
 Outstanding .........................................     7,632,777           9,101,511           8,280,867            12,555,054
 Net Asset Value, offering and redemption
 price per share (net assets
 divided by shares outstanding) ......................   $      9.85         $      9.98         $      9.86          $       9.81


104 See Notes to Financial Statements.    See Notes to Financial Statements. 105

                                                               SERIES N                 SERIES P                SERIES Q
                                                        -----------------------  -----------------------  -------------------
ASSETS:
Investments, at market value .........................       $135,429,158              $236,871,724            $5,718,873
Cash .................................................                344                       496                   287
Receivable for:
 Dividends and interest ..............................             61,794                    55,855                    --
 Investments sold ....................................          3,048,834                 3,075,505                    --
 Fund shares sold ....................................                 --                   683,614             2,049,205
 Reimbursement from Investment Adviser................                 --                     1,832                18,466
                                                             ------------             -------------            ----------
     Total assets ....................................        138,540,130               240,689,026             7,786,831
                                                             ------------             -------------            ----------
LIABILITIES:
Payable for:
 Investments purchased................................          2,864,317                 4,443,782                    --
 Fund shares redeemed ................................             31,688                    26,002                    --
 Variation margin.....................................             27,775                        --                    --
 Investment advisory fees ............................             70,237                    77,834                   587
 Administrative service fees .........................              8,745                     7,644                   176
 Commitment fees .....................................                150                        --                    --
 Custody fees ........................................                142                     2,033                   613
Other liabilities ....................................              4,631                    35,961                18,615
                                                             ------------             -------------            ----------
     Total liabilities ...............................          3,007,685                 4,593,256                19,991
                                                             ------------             -------------            ----------
      NET ASSETS .....................................       $135,532,445              $236,095,770            $7,766,840
                                                             ============             =============            ==========
NET ASSETS REPRESENTED BY:
Paid in capital.......................................       $132,326,160               235,568,510            $7,763,852
Net unrealized gain on investments ...................          2,330,187                   378,008                    67
Undistributed net investment income ..................             19,444                    90,350                 2,921
Accumulated net realized gain on investments .........            856,654                    58,902                    --
                                                             ------------             -------------            ----------
      NET ASSETS .....................................       $135,532,445              $236,095,770            $7,766,840
                                                             ============             =============            ==========

Cost of investments ..................................       $133,146,139              $236,493,716            $5,718,806
CAPITAL SHARES, $0.001 PAR VALUE:
 Outstanding .........................................         13,152,801                23,464,908               776,161
 Net Asset Value, offering and redemption
 price per share (net assets
 divided by shares outstanding) ......................       $      10.30              $      10.06            $    10.01

106 See Notes to Financial Statements.    See Notes to Financial Statements. 107

AETNA GET FUND
STATEMENTS OF OPERATIONS
================================================================================

                                                                             SERIES D             SERIES E             SERIES G
                                                                            YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                                         DECEMBER 31, 2001    DECEMBER 31, 2001    DECEMBER 31, 2001
                                                                         -----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends .............................................................    $  1,497,715         $  1,293,427         $   584,920
Interest ..............................................................      19,952,094           18,988,281           8,802,636
                                                                           ------------         ------------         -----------
                                                                             21,449,809           20,281,708           9,387,556
Foreign taxes withheld on dividends, net of reclaims ..................          (7,668)              (6,023)             (2,818)
                                                                           ------------         ------------         -----------
     Total investment income ..........................................      21,442,141           20,275,685           9,384,738
                                                                           ------------         ------------         -----------
INVESTMENT EXPENSES:
Investment advisory fees ..............................................       2,881,548            2,768,959           1,301,130
Administrative serivces fees...........................................         360,194              346,120             162,641
Printing and postage fees .............................................          22,037               19,280               9,975
Custody fees ..........................................................          40,019               39,125              36,778
Transfer agent fees ...................................................           2,837                2,837               2,838
Audit and tax fees ....................................................          19,977               19,907              18,981
Trustees' fees ........................................................          15,373               14,677               6,884
Registration fees .....................................................           1,591                  916                 272
Commitment fees .......................................................          13,536               12,153               6,304
Miscellaneous expenses ................................................          11,620               11,124               5,041
                                                                           ------------         ------------         -----------
Expenses before reimursement and waiver from Investment Adviser .......       3,368,732            3,235,098           1,550,844
Expense reimbursement and waiver from Investment Adviser ..............            --                   --                  --
     Net investment expenses ..........................................       3,368,732            3,235,098           1,550,844
                                                                           ------------         ------------         -----------
Net investment income .................................................      18,073,409           17,040,587           7,833,894
                                                                           ------------         ------------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..........................................................     (22,136,680)         (28,108,021)         (7,288,666)
 Futures contracts ....................................................      (1,033,531)          (2,292,635)           (410,199)
                                                                           ------------         ------------         -----------
     Net realized loss on investments .................................     (23,170,211)         (30,400,656)         (7,698,865)
                                                                           ------------         ------------         -----------
Net change in unrealized gain or loss on:
 Investments ..........................................................      14,495,845           16,458,190           2,906,457
 Futures contracts ....................................................          55,411              222,464                --
                                                                           ------------         ------------         -----------
     Net change in unrealized gain or loss on investments .............      14,551,256           16,680,654           2,906,457
                                                                           ------------         ------------         -----------
Net realized and change in unrealized gain or loss on investments .....      (8,618,955)         (13,720,002)         (4,792,408)
                                                                           ------------         ------------         -----------
Net increase in net assets resulting from operations ..................    $  9,454,454         $  3,320,585         $ 3,041,486
                                                                           ============         ============         ===========

                                                                             SERIES H             SERIES I
                                                                            YEAR ENDED           YEAR ENDED
                                                                         DECEMBER 31, 2001    DECEMBER 31, 2001
                                                                         -----------------    -----------------
INVESTMENT INCOME:
Dividends .............................................................    $   523,512          $   267,630
Interest ..............................................................      6,196,648            3,486,820
                                                                           -----------          -----------
                                                                             6,720,160            3,754,450
Foreign taxes withheld on dividends, net of reclaims ..................         (2,408)              (1,281)
                                                                           -----------          -----------
     Total investment income ..........................................      6,717,752            3,753,169
                                                                           -----------          -----------
INVESTMENT EXPENSES:
Investment advisory fees ..............................................        989,867              544,883
Administrative services fees...........................................        123,733               68,110
Printing and postage fees..............................................          6,266                3,833
Custody fees ..........................................................         38,967               35,310
Transfer agent fees....................................................          2,845                2,845
Audit and tax fees.....................................................         19,075               17,875
Trustees' fees ........................................................          5,213                2,831
Registration fees .....................................................            --                   --
Commitment fees .......................................................          4,731                2,496
Miscellaneous expenses ................................................          3,467                1,973
                                                                           -----------          -----------
Expenses before reimbursement and waiver from Investment Adviser ......      1,194,164              680,156
Expense reimbursement and waiver from Investment Adviser ..............           --                   (299)
                                                                           -----------          -----------
     Net investment expenses ..........................................      1,194,164              679,857
                                                                           -----------          -----------
Net investment income .................................................      5,523,588            3,073,312
                                                                           -----------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..........................................................     (8,738,891)          (3,085,461)
 Futures contracts ....................................................       (159,761)            (194,648)
                                                                           -----------          -----------
     Net realized loss on investments .................................     (8,898,652)          (3,280,109)
                                                                           -----------          -----------
Net change in unrealized gain or loss on:
 Investments ..........................................................      4,332,496            1,152,299
                                                                           -----------          -----------
 Futures contracts ....................................................         41,503               24,902
                                                                           -----------          -----------
     Net change in unrealized gain or loss on investments .............      4,373,999            1,177,201
                                                                           -----------          -----------
Net realized and change in unrealized gain or loss on investments .....     (4,524,653)          (2,102,908)
                                                                           -----------          -----------
Net increase in net assets resulting from operations ..................    $   998,935          $   970,404
                                                                           ===========          ===========

108 See Notes to Financial Statements.    See Notes to Financial Statements. 109

                                                                                                                       SERIES M
                                                                                                                     PERIOD FROM
                                                                                                                    MARCH 15, 2001
                                                          SERIES J            SERIES K            SERIES L         (COMMENCEMENT OF
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED         OPERATIONS) TO
                                                     DECEMBER 31, 2001   DECEMBER 31, 2001   DECEMBER 31, 2001    DECEMBER 31, 2001
                                                     -----------------   -----------------   -----------------    -----------------

INVESTMENT INCOME:

Dividends .......................................       $   237,489         $   331,015         $   416,912          $   341,473
Interest ........................................         2,909,546           2,694,354           2,041,026            2,232,581
                                                        -----------         -----------         -----------          -----------
                                                          3,147,035           3,025,369           2,457,938            2,574,054
Foreign taxes withheld on dividends, net of
reclaims ........................................            (1,110)             (1,543)             (2,681)              (1,375)
                                                        -----------         -----------         -----------          -----------
     Total investment income ....................         3,145,925           3,023,826           2,455,257            2,572,679
                                                        -----------         -----------         -----------          -----------
INVESTMENT EXPENSES:
Investment advisory fees ........................           461,494             557,939             411,906              415,700
Administrative services fees ....................            57,687              69,742              52,072               52,480
Printing and postage fees .......................             3,832               3,832               3,832                3,909
Custody fees ....................................            35,143              36,968              28,367               20,227
Transfer agent fees .............................             2,841               2,844               2,627                1,544
Audit and tax fees ..............................            17,888              19,886              25,329               14,761
Trustees' fees ..................................             2,419               3,367               2,485                2,454
Commitment fees .................................               846               1,020                 918                1,381
Miscellaneous expenses ..........................             1,475                 846               1,136                1,215
                                                        -----------         -----------         -----------          -----------
Expenses before reimbursement and waiver
from Investment Adviser .........................           583,625             696,444             528,672              513,671
Expense reimbursement and waiver
from Investment Adviser .........................            (5,248)             (2,128)            (14,049)              (7,998)
                                                        -----------         -----------         -----------          -----------
     Net investment expenses ....................           578,377             694,316             514,623              505,673
                                                        -----------         -----------         -----------          -----------
Net investment income ...........................         2,567,548           2,329,510           1,940,634            2,067,006
                                                        -----------         -----------         -----------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ....................................        (3,282,136)         (5,575,765)         (2,562,237)          (4,567,523)
 Futures contracts ..............................            (1,590)           (146,821)           (246,207)              (8,244)
                                                        -----------         -----------         -----------          -----------
     Net realized loss on investments ...........        (3,283,726)         (5,722,586)         (2,808,444)          (4,575,767)
                                                        -----------         -----------         -----------          -----------
Net change in unrealized gain or loss on:
 Investments ....................................         1,643,320           2,616,325             853,954              822,557
 Futures contracts ..............................            16,601                  --              22,439               16,486
                                                        -----------         -----------         -----------          -----------
     Net change in unrealized gain or
     loss on investments ........................         1,659,921           2,616,325             876,393              839,043
                                                        -----------         -----------         -----------          -----------
Net realized and change in unrealized gain or
loss on investments .............................        (1,623,805)         (3,106,261)         (1,932,051)          (3,736,724)
                                                        -----------         -----------         -----------          -----------
Net increase (decrease) in net assets resulting
from operations .................................       $   943,743         $  (776,751)        $     8,583          $(1,669,718)
                                                        ===========         ===========         ===========          ===========

110 See Notes to Financial Statements.    See Notes to Financial Statements. 111


                                                               SERIES N                 SERIES P                 SERIES Q
                                                              PERIOD FROM              PERIOD FROM              PERIOD FROM
                                                             JUNE 14, 2001         SEPTEMBER 18, 2001        DECEMBER 13, 2001
                                                           (COMMENCEMENT OF         (COMMENCEMENT OF         (COMMENCEMENT OF
                                                            OPERATIONS) TO           OPERATIONS) TO           OPERATIONS) TO
                                                           DECEMBER 31, 2001        DECEMBER 31, 2001        DECEMBER 31, 2001
INVESTMENT INCOME:                                         -----------------       ------------------        -----------------
Dividends ................................................    $  253,416                $ 58,805                 $     --
Interest .................................................       948,464                 301,310                    4,447
                                                              ----------                --------                 --------
                                                               1,201,880                 360,115                    4,447
Foreign taxes withheld on dividends, net of
reclaims .................................................          (450)                     --                       --
                                                              ----------                --------                 --------
     Total investment income .............................     1,201,430                 360,115                    4,447
                                                              ----------                --------                 --------
INVESTMENT EXPENSES:
Investment advisory fees .................................       250,360                  82,134                      587
Administrative services fees .............................        31,890                   8,934                      176
Distribution plan fees ...................................            --                  35,948                      587
Printing and postage fees ................................         3,555                   1,817                    2,130
Custody fees .............................................         6,591                   2,033                      613
Transfer agent fees ......................................         1,569                     969                      133
Audit and tax fees .......................................        14,560                  14,598                   15,550
Trustees' fees ...........................................         1,015                     511                      102
Commitment fees ..........................................         1,597                      --                       --
Miscellaneous expenses ...................................           769                     565                      114
                                                              ----------                --------                 --------
Expenses before reimbursement and waiver
from Investment Adviser ..................................       311,906                 147,509                   19,992
Expense reimbursement and waiver
from Investment Adviser ..................................        (7,302)                (14,682)                 (18,466)
                                                              ----------                --------                 --------
     Net investment expenses .............................       304,604                 132,827                    1,526
                                                              ----------                --------                 --------
Net investment income ....................................       896,826                 227,288                    2,921
                                                              ----------                --------                 --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments .............................................     1,389,121                  58,902                       --
 Futures contracts .......................................      (429,189)                     --                       --
                                                              ----------                --------                 --------
     Net realized loss on investments ....................       959,932                  58,902                       --
                                                              ----------                --------                 --------
Net change in unrealized gain or loss on:
 Investments .............................................     2,283,019                 378,008                       67
 Futures contracts .......................................        47,168                      --                       --
                                                              ----------                --------                 --------
     Net change in unrealized gain
     or loss on investments ..............................     2,330,187                 378,008                       67
                                                              ----------                --------                 --------
Net realized and change in unrealized gain
or loss on investments ...................................     3,290,119                 436,910                       67
                                                              ----------                --------                 --------
Net increase in net assets resulting
from operations ..........................................    $4,186,945                $664,198                 $  2,988
                                                              ==========                ========                 ========

112 See Notes to Financial Statements.    See Notes to Financial Statements. 113

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                       SERIES D
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $ 18,073,409       $  16,794,184
Net realized gain (loss) on investments     (23,170,211)          9,920,687
Net change in unrealized gain or loss
 on investments........................      14,551,256         (50,482,868)
                                           ------------       -------------
 Net increase (decrease) in net assets
 resulting from operations.............       9,454,454         (23,767,997)
                                           ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............      (2,230,315)        (20,481,231)
 From net realized gains...............      (4,755,385)         (9,503,782)
                                           ------------       -------------
 Decrease in net assets from
 distributions to shareholders.........      (6,985,700)        (29,985,013)
                                           ------------       -------------
FROM FUND SHARE TRANSACTIONS:
 Net asset value of shares issued upon
  reinvestment of distributions........       6,985,700          29,985,013
 Payments for shares redeemed..........     (60,865,967)       (182,986,375)
                                           ------------       -------------
 Net decrease in net assets from fund
 share transactions....................     (53,880,267)       (153,001,362)
                                           ------------       -------------
Net change in net assets...............     (51,411,513)       (206,754,372)
NET ASSETS:
Beginning of period....................     509,330,195         716,084,567
                                           ------------       -------------
End of period..........................    $457,918,682       $ 509,330,195
                                           ============       =============
End of period net assets includes
 undistributed net investment income...    $ 18,069,279       $   2,229,960
                                           ============       =============
SHARE TRANSACTIONS:
 Number of shares issued upon
  reinvestment of distributions........         723,907           3,048,941
 Number of shares redeemed.............      (6,265,927)        (17,754,063)
                                           ------------       -------------
 Net decrease..........................      (5,542,020)        (14,705,122)
                                           ============       =============


114 See Notes to Financial Statements.

                                                       SERIES E
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $ 17,040,587        $ 12,398,036
Net realized gain (loss) on investments     (30,400,656)          9,324,833
Net change in unrealized gain or loss
 on investments........................      16,680,654         (45,132,524)
                                           ------------        ------------
 Net increase (decrease) in net assets
 resulting from operations.............       3,320,585         (23,409,655)
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............      (1,707,866)        (12,263,432)
 From net realized gains...............      (1,957,913)         (9,494,955)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (3,665,779)        (21,758,387)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold/exchanged*..       1,232,966             800,283
 Net asset value of shares issued upon
  reinvestment of distributions........       3,665,779          21,758,387
 Payments for shares redeemed..........     (50,905,670)        (53,964,717)
                                           ------------        ------------
 Net decrease in net assets from fund
 share transactions....................     (46,006,925)        (31,406,047)
                                           ------------        ------------
Net change in net assets...............     (46,352,119)        (76,574,089)
NET ASSETS:
Beginning of period....................     491,104,669         567,678,758
                                           ------------        ------------
End of period..........................    $444,752,550        $491,104,669
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $ 17,037,356        $  1,704,781
                                           ============        ============
SHARE TRANSACTIONS:
 Number of shares sold/exchanged*......         126,315              75,468
 Number of shares issued upon
  reinvestment of distributions........         378,696           2,193,300
 Number of shares redeemed.............      (5,209,449)         (5,127,523)
                                           ------------        ------------
 Net decrease..........................      (4,704,438)         (2,858,755)
                                           ============        ============


* Exchanges into the Series are from initial shareholders who have exchange privileges.


 See Notes to Financial Statements.                                          115

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                       SERIES G
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $  7,833,894        $  6,112,205
Net realized loss on investments.......      (7,698,865)         (9,726,749)
Net change in unrealized gain or loss
 on investments........................       2,906,457          (4,168,042)
                                           ------------        ------------
 Net increase (decrease) in net assets
 resulting from operations.............       3,041,486          (7,782,586)
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............        (842,785)         (5,739,444)
 From net realized gains...............              --             (55,346)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........        (842,785)         (5,794,790)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold/exchanged*..         279,589           1,456,392
 Net asset value of shares issued upon
  reinvestment of distributions........         842,785           5,794,790
 Payments for shares redeemed..........     (22,192,943)        (27,538,107)
                                           ------------        ------------
 Net decrease in net assets from fund
 share transactions....................     (21,070,569)        (20,286,925)
                                           ------------        ------------
Net change in net assets...............     (18,871,868)        (33,864,301)
NET ASSETS:
Beginning of period....................     228,692,823         262,557,124
                                           ------------        ------------
End of period..........................    $209,820,955        $228,692,823
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $  7,831,782        $    840,673
                                           ============        ============
SHARE TRANSACTIONS:
 Number of shares sold/exchanged*......          28,424             140,708
 Number of shares issued upon
  reinvestment of distributions........          86,617             588,541
 Number of shares redeemed.............      (2,265,822)         (2,725,482)
                                           ------------        ------------
 Net decrease..........................      (2,150,781)         (1,996,233)
                                           ============        ============


* Exchanges into the Series are from initial shareholders who have exchange privileges.

116 See Notes to Financial Statements.

                                                       SERIES H
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $  5,523,588        $  3,540,449
Net realized loss on investments.......      (8,898,652)         (3,235,966)
Net change in unrealized gain or loss
 on investments........................       4,373,999           1,623,217
                                           ------------        ------------
 Net increase in net assets resulting
 from operations.......................         998,935           1,927,700
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............        (498,672)         (3,046,786)
 From net realized gains...............        (284,955)           (361,315)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........        (783,627)         (3,408,101)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold/exchanged*..          39,538         184,693,471
 Net asset value of shares issued upon
  reinvestment of distributions........         783,627           3,408,101
 Payments for shares redeemed..........     (14,070,440)        (17,083,240)
                                           ------------        ------------
 Net increase (decrease) in net assets
 from fund share transactions..........     (13,247,275)        171,018,332
                                           ------------        ------------
Net change in net assets...............     (13,031,967)        169,537,931
NET ASSETS:
Beginning of period....................     173,270,555           3,732,624
                                           ------------        ------------
End of period..........................    $160,238,588        $173,270,555
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $  5,521,635        $    498,178
                                           ============        ============
SHARE TRANSACTIONS:
 Number of shares sold/exchanged*......           3,992          18,208,811
 Number of shares issued upon
  reinvestment of distributions........          79,556             339,097
 Number of shares redeemed.............      (1,415,078)         (1,623,797)
                                           ------------        ------------
 Net increase (decrease)...............      (1,331,530)         16,924,111
                                           ============        ============


* Exchanges into the Series are from initial shareholders who have exchange privileges.


 See Notes to Financial Statements.                                          117

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                       SERIES I
                                         ------------------------------------
                                                                PERIOD FROM
                                                              MARCH 15, 2000
                                                             (COMMENCEMENT OF
                                            YEAR ENDED        OPERATIONS) TO
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $ 3,073,312         $  1,422,441
Net realized loss on investments.......     (3,280,109)          (3,084,223)
Net change in unrealized gain or loss
 on investments........................      1,177,201              336,135
                                           -----------         ------------
 Net increase (decrease) in net assets
 resulting from operations.............        970,404           (1,325,647)
                                           -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............       (228,771)          (1,193,811)
                                           -----------         ------------
 Decrease in net assets from
 distributions to shareholders.........       (228,771)          (1,193,811)
                                           -----------         ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold/exchanged*..        392,838          101,465,240
 Net asset value of shares issued upon
  reinvestment of distributions........        228,771            1,193,811
 Payments for shares redeemed..........     (7,039,221)          (5,804,017)
                                           -----------         ------------
 Net increase (decrease) in net assets
 from fund share transactions..........     (6,417,612)          96,855,034
                                           -----------         ------------
Net change in net assets...............     (5,675,979)          94,335,576
NET ASSETS:
Beginning of period....................     94,335,576                   --
                                           -----------         ------------
End of period..........................    $88,659,597         $ 94,335,576
                                           ===========         ============
End of period net assets includes
 undistributed net investment income...    $ 3,073,171         $    228,630
                                           ===========         ============
SHARE TRANSACTIONS:
 Number of shares sold/exchanged*......         39,587           10,012,060
 Number of shares issued upon
  reinvestment of distributions........         23,488              120,587
 Number of shares redeemed.............       (716,284)            (569,336)
                                           -----------         ------------
 Net increase (decrease)...............       (653,209)           9,563,311
                                           ===========         ============


* Exchanges into the Series are from initial shareholders who have exchange privileges.


118 See Notes to Financial Statements.

                                                       SERIES J
                                         ------------------------------------
                                                                PERIOD FROM
                                                               JUNE 15, 2000
                                                             (COMMENCEMENT OF
                                            YEAR ENDED        OPERATIONS) TO
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $ 2,567,548         $   723,456
Net realized loss on investments.......     (3,283,726)         (3,018,786)
Net change in unrealized gain or loss
 on investments........................      1,659,921            (371,164)
                                           -----------         -----------
 Net increase (decrease) in net assets
 resulting from operations.............        943,743          (2,666,494)
                                           -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............       (137,325)           (586,312)
                                           -----------         -----------
 Decrease in net assets from
 distributions to shareholders.........       (137,325)           (586,312)
                                           -----------         -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold/exchanged*..        348,279          85,227,912
 Net asset value of shares issued upon
  reinvestment of distributions........        137,325             586,312
 Payments for shares redeemed..........     (6,450,707)         (2,220,811)
                                           -----------         -----------
 Net increase (decrease) in net assets
 from fund share transactions..........     (5,965,103)         83,593,413
                                           -----------         -----------
Net change in net assets...............     (5,158,685)         80,340,607
NET ASSETS:
Beginning of period....................     80,340,607                  --
                                           -----------         -----------
End of period..........................    $75,181,922         $80,340,607
                                           ===========         ===========
End of period net assets includes
 undistributed net investment income...    $ 2,567,367         $   137,144
                                           ===========         ===========
SHARE TRANSACTIONS:
 Number of shares sold/exchanged*......         35,835           8,412,012
 Number of shares issued upon
  reinvestment of distributions........         14,245              60,011
 Number of shares redeemed.............       (664,666)           (224,660)
                                           -----------         -----------
 Net increase (decrease)...............       (614,586)          8,247,363
                                           ===========         ===========


* Exchanges into the Series are from initial shareholders who have exchange privileges.


 See Notes to Financial Statements.                                          119

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                      SERIES K
                                        -------------------------------------
                                                               PERIOD FROM
                                                            SEPTEMBER 14, 2000
                                                             (COMMENCEMENT OF
                                           YEAR ENDED         OPERATIONS) TO
                                        DECEMBER 31, 2001   DECEMBER 31, 2000
                                        -----------------   ------------------
FROM OPERATIONS:
Net investment income ................    $ 2,329,510          $   182,414
Net realized loss on investments......     (5,722,586)            (387,653)
Net change in unrealized gain or loss
 on investments.......................      2,616,325             (604,716)
                                          -----------          -----------
 Net decrease in net assets resulting
 from operations......................       (776,751)            (809,955)
                                          -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...........         (3,761)            (176,915)
                                          -----------          -----------
 Decrease in net assets from
 distributions to shareholders........         (3,761)            (176,915)
                                          -----------          -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold/exchanged*.      1,342,918           99,381,709
 Net asset value of shares issued upon
  reinvestment of distributions.......          3,761              176,915
 Payments for shares redeemed.........     (6,357,060)          (1,963,825)
                                          -----------          -----------
 Net increase (decrease) in net assets
 from fund share transactions.........     (5,010,381)          97,594,799
                                          -----------          -----------
Net change in net assets..............     (5,790,893)          96,607,929
NET ASSETS:
Beginning of period...................     96,607,929                   --
                                          -----------          -----------
End of period.........................    $90,817,036          $96,607,929
                                          ===========          ===========
End of period net assets includes
 undistributed net investment income..    $ 2,329,248          $     3,499
                                          ===========          ===========
SHARE TRANSACTIONS:
 Number of shares sold/exchanged*.....        133,624            9,784,979
 Number of shares issued upon
  reinvestment of distributions.......            383               17,816
 Number of shares redeemed............       (640,108)            (195,183)
                                          -----------          -----------
 Net increase (decrease)..............       (506,101)           9,607,612
                                          ===========          ===========


* Exchanges into the Series are from initial shareholders who have exchange privileges.


120 See Notes to Financial Statements.

                                                       SERIES L
                                         ------------------------------------
                                                                PERIOD FROM
                                                             DECEMBER 14, 2000
                                                             (COMMENCEMENT OF
                                            YEAR ENDED        OPERATIONS) TO
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $ 1,940,634          $    2,321
Net realized loss on investments.......     (2,808,444)                 --
Net change in unrealized gain or loss
 on investments........................        876,393                  (8)
                                           -----------          ----------
 Net increase in net assets resulting
 from operations.......................          8,583               2,313
                                           -----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............     (1,904,729)             (1,813)
                                           -----------          ----------
 Decrease in net assets from
 distributions to shareholders.........     (1,904,729)             (1,813)
                                           -----------          ----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold*............     88,776,235           1,240,575
 Net asset value of shares issued upon
  reinvestment of distributions........      1,904,729               1,813
 Payments for shares redeemed..........     (8,351,135)            (40,348)
                                           -----------          ----------
 Net increase in net assets from fund
 share transactions....................     82,329,829           1,202,040
                                           -----------          ----------
Net change in net assets...............     80,433,683           1,202,540
NET ASSETS:
Beginning of period....................      1,202,540                  --
                                           -----------          ----------
End of period..........................    $81,636,223          $1,202,540
                                           ===========          ==========
End of period net assets includes
 undistributed net investment income...    $    36,413          $      508
                                           ===========          ==========
SHARE TRANSACTIONS:
 Number of shares sold/exchanged*......      8,785,473             124,045
 Number of shares issued upon
  reinvestment of distributions........        193,879                 182
 Number of shares redeemed.............       (818,679)             (4,033)
                                           -----------          ----------
 Net increase..........................      8,160,673             120,194
                                           ===========          ==========


* Exchanges into the Series are from initial shareholders who have exchange privileges.


 See Notes to Financial Statements.                                          121

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                 SERIES M
                                                            -------------------
                                                                PERIOD FROM
                                                              MARCH 15, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                             DECEMBER 31, 2001
                                                             -----------------
FROM OPERATIONS:
Net investment income ....................................     $  2,067,006
Net realized loss on investments..........................       (4,575,767)
Net change in unrealized gain or loss on investments......          839,043
                                                               ------------
 Net decrease in net assets resulting from operations.....       (1,669,718)
                                                               ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............................       (2,028,202)
                                                               ------------
 Decrease in net assets from distributions to shareholders       (2,028,202)
                                                               ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold/exchanged*.....................      129,961,229
 Net asset value of shares issued upon reinvestment of
  distributions...........................................        2,028,202
 Payments for shares redeemed.............................       (5,188,339)
                                                               ------------
 Net increase in net assets from fund share transactions..      126,801,092
                                                               ------------
Net change in net assets..................................      123,103,172
NET ASSETS:
Beginning of period.......................................               --
                                                               ------------
End of period.............................................     $123,103,172
                                                               ============
End of period net assets includes undistributed net
 investment income........................................     $     38,804
                                                               ============
SHARE TRANSACTIONS:
 Number of shares sold/exchanged*.........................       12,868,704
 Number of shares issued upon reinvestment of
  distributions...........................................          207,808
 Number of shares redeemed................................         (521,458)
                                                               ------------
 Net increase.............................................       12,555,054
                                                               ============


* Exchanges into the Series are from initial shareholders who have exchange privileges.


122 See Notes to Financial Statements.

                                                                 SERIES N
                                                            -------------------
                                                                PERIOD FROM
                                                               JUNE 14, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                             DECEMBER 31, 2001
                                                             -----------------
FROM OPERATIONS:
Net investment income ....................................     $    896,826
Net realized gain on investments..........................          959,932
Net change in unrealized gain or loss on investments......        2,330,187
                                                               ------------
 Net increase in net assets resulting from operations.....        4,186,945
                                                               ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............................         (871,982)
 From net realized gains on investments...................         (103,278)
                                                               ------------
 Decrease in net assets from distributions to shareholders         (975,260)
                                                               ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold/exchanged*.....................      144,014,557
 Net asset value of shares issued upon reinvestment of
  distributions...........................................          975,260
 Payments for shares redeemed.............................      (12,669,057)
                                                               ------------
 Net increase in net assets from fund share transactions..      132,320,760
                                                               ------------
Net change in net assets..................................      135,532,445
NET ASSETS:
Beginning of period.......................................               --
                                                               ------------
End of period.............................................     $135,532,445
                                                               ============
End of period net assets includes undistributed net
 investment income........................................     $     19,444
                                                               ============
SHARE TRANSACTIONS:
 Number of shares sold/exchanged*.........................       14,289,581
 Number of shares issued upon reinvestment of
  distributions...........................................           95,147
 Number of shares redeemed................................       (1,231,927)
                                                               ------------
 Net increase.............................................       13,152,801
                                                               ============


* Exchanges into the Series are from initial shareholders who have exchange privileges.


 See Notes to Financial Statements.                                          123

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                 SERIES P
                                                           --------------------
                                                               PERIOD FROM
                                                            SEPTEMBER 18, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                            DECEMBER 31, 2001
                                                            ------------------
FROM OPERATIONS:
Net investment income ...................................     $    227,288
Net realized gain on investments.........................           58,902
Net change in unrealized gain or loss on investments.....          378,008
                                                              ------------
 Net increase in net assets resulting from operations....          664,198
                                                              ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.............................          (136,938)
                                                              ------------
 Decrease in net assets resulting from distributions to
 shareholders............................................         (136,938)
                                                              ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold..............................       238,251,992
 Net asset value of shares issued upon reinvestment of
  distributions                                                    136,938
 Payments for shares redeemed............................       (2,820,420)
                                                              ------------
 Net increase in net assets from fund share transactions.      235,568,510
                                                              ------------
Net change in net assets.................................      236,095,770
NET ASSETS:
Beginning of period......................................               --
                                                              ------------
End of period............................................     $236,095,770
                                                              ============
End of period net assets includes undistributed net
 investment income.......................................     $     90,350
                                                              ============
SHARE TRANSACTIONS:
 Number of shares sold..................................        23,733,316
 Number of shares issued upon reinvestment of
  distributions..........................................           13,680
 Number of shares redeemed...............................         (282,088)
                                                              ------------
 Net increase............................................       23,464,908
                                                              ============




124 See Notes to Financial Statements.

                                                                 SERIES Q
                                                            -------------------
                                                                PERIOD FROM
                                                             DECEMBER 13, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                             DECEMBER 31, 2001
                                                             -----------------
FROM OPERATIONS:
Net investment income ....................................      $    2,921
Net change in unrealized gain or loss on investments......              67
                                                                ----------
 Net increase in net assets resulting from operations.....           2,988
                                                                ----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................................       8,681,784
 Payments for shares redeemed.............................        (917,932)
                                                                ----------
 Net increase in net assets from fund share transactions..       7,763,852
                                                                ----------
Net change in net assets..................................       7,766,840
NET ASSETS:
Beginning of period.......................................              --
                                                                ----------
End of period.............................................      $7,766,840
                                                                ==========
End of period net assets includes undistributed net
 investment income........................................      $    2,921
                                                                ==========
SHARE TRANSACTIONS:
 Number of shares sold....................................         867,921
 Number of shares redeemed................................         (91,760)
                                                                ----------
 Net increase.............................................         776,161
                                                                ==========



   See Notes to Financial Statements.                                        125

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. ORGANIZATION

Aetna GET Fund (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. The Declaration of Trust permits the Fund to offer separate Series, each of which has its own investment objective, policies and restrictions.

Currently there are twelve diversified Series of the Fund, Series D (GET D), Series E (GET E), Series G (GET G), Series H (GET H), Series I (GET I), Series J (GET J), Series K (GET K), Series L (GET L), Series M (GET M), Series N (GET N), Series P (GET P) and Series Q (GET Q) (individually, a Series and collectively, the Series). Each Series seeks to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period (Guarantee Period). The minimum targeted return for each Series during the Guarantee Period is 1.5% (except for GET D which is 2.5%) before asset based contract charges and each Series' cost of operations. Investors are guaranteed by Aetna Life Insurance & Annuity Company (ALIAC) their initial investment less certain maintenance charges only if an investor had remained in the Series from the beginning of the Guarantee period to the end of the Guarantee period. ALIAC does not guarantee that investors will earn the minimum target return.

           ACCUMULATION           GUARANTEE         MATURITY
              PERIOD               PERIOD             DATE
              ------               ------             ----
GET D*  10/15/98 - 01/15/99  01/16/99 - 01/15/04   01/15/04
GET E*  06/15/99 - 09/14/99  09/15/99 - 09/14/04   09/14/04
GET G*  09/15/99 - 12/14/99  12/15/99 - 12/14/04   12/14/04
GET H*  12/15/99 - 03/14/00  03/15/00 - 03/14/05   03/14/05
GET I*  03/15/00 - 06/14/00  06/15/00 - 06/14/05   06/14/05
GET J*  06/15/00 - 09/13/00  09/14/00 - 09/13/05   09/13/05
GET K*  09/14/00 - 12/13/00  12/14/00 - 12/13/05   12/13/05
GET L*  12/14/00 - 03/14/01  03/15/01 - 03/14/06   03/14/06
GET M*  03/15/01 - 06/13/01  06/14/01 - 06/13/06   06/13/06
GET N*  06/14/01 - 09/17/01  09/18/01 - 09/15/06   09/15/06
GET P*  09/18/01 - 12/12/01  12/13/01 - 12/15/06   12/15/06
GET Q   12/13/01 - 03/14/02  03/15/02 - 03/16/07   03/16/07
* Closed to new investors.


Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2001, separate accounts of ALIAC and its affiliates held all the shares outstanding of each Series.

Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, and Aeltus Capital, Inc. (ACI), the Fund's principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Series have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results may differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the last bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Trustees (Board).

B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. Each Series may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Series is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Series equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Series as unrealized gains or losses. When a contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Series are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Series and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, certain futures contracts which remain open at year-end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Series to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be sold to "qualified institutional buyers" and have been determined to be liquid, unless otherwise noted, under guidelines established by the Board. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Series will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

D. DELAYED DELIVERY TRANSACTIONS

A Series may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in the Portfolio of Investment. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Series is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

E. FEDERAL INCOME TAXES

Each Series intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Series is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Series will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures contracts and repurchases of certain securities sold at a loss.

G. LINE OF CREDIT

Certain Series of the Fund (all Series except GET P and GET Q), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, and certain Series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $200,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit were outstanding as of December 31, 2001.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

3. INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

Each Series pays Aeltus an investment advisory fee expressed as a percentage of each Series' average daily net assets. Each Series pays Aeltus 0.60% of their respective average daily net assets during the Guarantee Period (0.25% of its average daily net assets during the Accumulation Period).

Each Series pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Series' other service providers. Each Series pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Series is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Series, in exchange for fees payable by Aeltus, of up to 0.30% of the Series' average daily net assets during the Guarantee Period. For the period ending December 31, 2001 Aeltus paid ALIAC $5,727,537.

The GET P Series and the GET Q Series have adopted a Distribution Plan pursuant to Rule 12b-1 under the Act. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of GET P and GET Q.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated to reimburse each Series for some or all of their operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Series' total return. Actual expenses for the year or period ended December 31, 2001 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights. During the year or period ended December 31, 2001 the Investment Adviser reimbursed and waived fees as follows:

GET I      $   299     GET M       $ 7,998
GET J        5,248     GET N         7,302
GET K        2,128     GET P        14,682
GET L       14,049     GET Q        18,466

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year or period ended December 31, 2001 were:

                COST OF PURCHASES   PROCEEDS FROM SALES
                -----------------   -------------------
GET D             $296,219,013         $330,168,211
GET E              317,570,970          355,753,407
GET G              189,052,504          212,237,096
GET H              117,046,541          130,364,175
GET I               93,571,184           99,718,485
GET J               74,458,992           80,252,392
GET K               97,374,207          102,910,653
GET L              187,927,723          107,797,990
GET M              183,392,590           60,342,509
GET N              192,559,761           65,612,355
GET P              237,656,224            4,316,291

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, as of December 31, 2001, the following capital loss carryforwards had been incurred:

          CAPITAL LOSS                YEAR OF EXPIRATION
          CARRYFORWARD             2008                 2009
          ------------             ----                 ----
GET D     $20,452,353           $       --           $20,452,353
GET E      32,458,669                   --            32,458,669
GET G      11,976,310            3,255,398             8,720,912
GET H       8,426,539                   --             8,426,539
GET I       4,845,470            1,952,058             2,893,412
GET J       4,946,790            2,081,126             2,865,664
GET K       4,568,042              313,923             4,254,119
GET L         893,051                   --               893,051
GET M       3,034,240                   --             3,034,240

These capital loss carryforwards may be used to offset future capital gains until their respective expiration date. It is the policy of the Series to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

AETNA GET FUND
FINANCIAL HIGHLIGHTS
SERIES D
Selected data for a fund share outstanding throughout each period:

                                                                      PERIOD FROM
                                                                   OCTOBER 15, 1998
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                            2001          2000          1999       DECEMBER 31, 1998
                        ------------  ------------  ------------   -----------------

Net asset value,
 beginning of period .   $   9.69      $  10.65      $  10.05        $  10.00
                         --------      --------      --------        --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.39          0.35          0.31            0.10
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      (0.19)        (0.73)         0.51              --
                         --------      --------      --------        --------
   Total income from
    investment
    operations........       0.20         (0.38)         0.82            0.10
                         --------      --------      --------        --------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.05)        (0.40)        (0.22)          (0.05)
 From net realized
 gains on investments       (0.10)        (0.18)           --              --
                         --------      --------      --------        --------
   Total distributions      (0.15)        (0.58)        (0.22)          (0.05)
                         --------      --------      --------        --------
Net asset value, end
 of period ...........   $   9.74      $   9.69      $  10.65        $  10.05
                         ========      ========      ========        ========

Total return* ........       2.00%        (3.59)%        8.01%#            --
Net assets, end of
 period (000's) ......   $457,919      $509,330      $716,085        $385,294
Ratio of net
 investment expenses
 to average net assets       0.70%         0.70%         0.68%           0.36%(1)
Ratio of net
 investment income to
 average net assets ..       3.76%         2.90%         2.84%           4.59%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........         --            --          0.68%           0.38%(1)
Portfolio turnover
 rate.................      62.16%       177.14%       223.85%             --

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON JANUARY 16, 1999, THE FIRST DAY OF THE GUARANTEE PERIOD.

                                         See Notes to Financial Statements. 131

SERIES E

Selected data for a fund share outstanding throughout each period:

                                                                PERIOD FROM
                                                               JUNE 15, 1999
                                 YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                                DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                                    2001          2000       DECEMBER 31, 1999
                                ------------  ------------   -----------------

Net asset value, beginning of
 period.......................   $   9.85      $  10.77        $  10.00
                                 --------      --------        --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......       0.38          0.26            0.10
 Net realized and change in
 unrealized gain or loss on
 investments..................      (0.30)        (0.73)           0.74
                                 --------      --------        --------
   Total income from
    investment operations ....       0.08         (0.47)           0.84
                                 --------      --------        --------
LESS DISTRIBUTIONS:
 From net investment income ..      (0.04)        (0.25)          (0.07)
 From net realized gains on
 investments..................      (0.04)        (0.20)             --
                                 --------      --------        --------
   Total distributions .......      (0.08)        (0.45)          (0.07)
                                 --------      --------        --------
Net asset value, end of period   $   9.85      $   9.85        $  10.77
                                 ========      ========        ========

Total return* ................       0.80%        (4.35)%          7.14%#
Net assets, end of period
 (000's)......................   $444,753      $491,105        $567,679
Ratio of net investment
 expenses to average net
 assets.......................       0.70%         0.70%           0.63%(1)
Ratio of net investment income
 to average net assets .......       3.69%         2.35%           2.68%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........         --            --            0.64%(1)
Portfolio turnover rate ......      69.61%       162.22%          51.75%

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON SEPTEMBER 15, 1999, THE FIRST DAY OF THE GUARANTEE PERIOD.

132 See Notes to Financial Statements.

SERIES G
Selected data for a fund share outstanding throughout each period:

                                                                PERIOD FROM
                                                            SEPTEMBER 15, 1999
                                YEAR ENDED    YEAR ENDED     (COMMENCEMENT OF
                               DECEMBER 31,  DECEMBER 31,     OPERATIONS) TO
                                   2001          2000       DECEMBER 31, 1999
                               ------------  ------------   ------------------

Net asset value, beginning of
 period......................   $   9.81      $  10.37         $  10.00
                                --------      --------         --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ......       0.37          0.27             0.06
 Net realized and change in
 unrealized gain or loss on
 investments.................      (0.23)        (0.58)            0.35
                                --------      --------         --------
   Total income from
    investment operations ...       0.14         (0.31)            0.41
                                --------      --------         --------
LESS DISTRIBUTIONS:
 From net investment income .      (0.04)        (0.25)           (0.04)
                                --------      --------         --------
   Total distributions ......      (0.04)        (0.25)           (0.04)
                                --------      --------         --------
Net asset value, end of
 period......................   $   9.91      $   9.81         $  10.37
                                ========      ========         ========

Total return* ...............       1.41%        (2.96)%           2.86%#
Net assets, end of period
 (000's).....................   $209,821      $228,693         $262,557
Ratio of net investment
 expenses to average net
 assets......................       0.72%         0.71%            0.61%(1)
Ratio of net investment
 income to average net assets       3.61%         2.52%            3.45%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets .........         --            --             0.69%(1)
Portfolio turnover rate .....      87.33%       168.68%           22.19%

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON DECEMBER 15, 1999, THE FIRST DAY OF THE GUARANTEE PERIOD.

                                         See Notes to Financial Statements. 133

SERIES H

Selected data for a fund share outstanding throughout each period:

                                                                PERIOD FROM
                                                             DECEMBER 15, 1999
                                 YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                                DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                                    2001          2000       DECEMBER 31, 1999
                                ------------  ------------   -----------------

Net asset value, beginning of
 period.......................   $  10.02      $  10.03         $10.00
                                 --------      --------         ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......       0.35          0.20           0.01
 Net realized and change in
 unrealized gain or loss on
 investments..................      (0.28)        (0.01)          0.02
                                 --------      --------         ------
   Total income from
    investment operations ....       0.07          0.19           0.03
                                 --------      --------         ------
LESS DISTRIBUTIONS:
 From net investment income ..      (0.03)        (0.18)            --
 From net realized gains on
 investments..................      (0.02)        (0.02)            --
                                 --------      --------         ------
   Total distributions .......      (0.05)        (0.20)            --
                                 --------      --------         ------
Net asset value, end of period   $  10.04      $  10.02         $10.03
                                 ========      ========         ======

Total return* ................       0.68%         0.89%#           --
Net assets, end of period
 (000's)......................   $160,239      $173,271         $3,733
Ratio of net investment
 expenses to average net
 assets.......................       0.72%         0.70%          0.37%(1)
Ratio of net investment income
 to average net assets .......       3.35%         2.37%          4.65%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........       0.72%         0.72%         10.60%(1)
Portfolio turnover rate ......      70.97%       163.34%            --

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON MARCH 15, 2000, THE FIRST DAY OF THE GUARANTEE PERIOD.

134 See Notes to Financial Statements.

SERIES I
Selected data for a fund share outstanding throughout each period:

                                                                PERIOD FROM
                                                              MARCH 15, 2000
                                               YEAR ENDED    (COMMENCEMENT OF
                                              DECEMBER 31,    OPERATIONS) TO
                                                  2001       DECEMBER 31, 2000
                                              ------------   -----------------

Net asset value, beginning of period .......    $  9.86         $ 10.00
                                                -------         -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................       0.37            0.15
 Net realized and change in unrealized gain
 or loss on investments ....................      (0.26)          (0.16)
                                                -------         -------
   Total income from investment operations .       0.11           (0.01)
                                                -------         -------
LESS DISTRIBUTIONS:
 From net investment income ................      (0.02)          (0.13)
                                                -------         -------
   Total distributions......................      (0.02)          (0.13)
                                                -------         -------
Net asset value, end of period .............    $  9.95         $  9.86
                                                =======         =======

Total return* ..............................       1.17%          (1.53)%#
Net assets, end of period (000's) ..........    $88,660         $94,336
Ratio of net investment expenses to average
 net assets ................................       0.75%           0.73%(1)
Ratio of net investment income to average
 net assets ................................       3.38%           2.64%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets ..............       0.75%           0.76%(1)
Portfolio turnover rate ....................     103.18%          69.88%

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON JUNE 15, 2000, THE FIRST DAY OF THE GUARANTEE PERIOD.

                                         See Notes to Financial Statements. 135

SERIES J

Selected data for a fund share outstanding throughout each period:

                                                                PERIOD FROM
                                                               JUNE 15, 2000
                                               YEAR ENDED    (COMMENCEMENT OF
                                              DECEMBER 31,    OPERATIONS) TO
                                                  2001       DECEMBER 31, 2000
                                              ------------   -----------------

Net asset value, beginning of period .......    $  9.74         $ 10.00
                                                -------         -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................       0.35            0.09
 Net realized and change in unrealized gain
 or loss on investments.....................      (0.22)          (0.28)
                                                -------         -------
   Total income from investment operations .       0.13           (0.19)
                                                -------         -------
LESS DISTRIBUTIONS:
 From net investment income.................      (0.02)          (0.07)
                                                -------         -------
   Total distributions .....................      (0.02)          (0.07)
                                                -------         -------
Net asset value, end of period .............    $  9.85         $  9.74
                                                =======         =======

Total return* ..............................       1.31%          (3.24)%#
Net assets, end of period (000's) ..........    $75,182         $80,341
Ratio of net investment expenses to average
 net assets ................................       0.75%           0.72%(1)
Ratio of net investment income to average
 net assets ................................       3.34%           2.97%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets ..............       0.76%           0.81%(1)
Portfolio turnover rate.....................      96.77%          34.89%

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON SEPTEMBER 14, 2000, THE FIRST DAY OF THE GUARANTEE PERIOD.

136 See Notes to Financial Statements.

SERIES K
Selected data for a fund share outstanding throughout each period:

                                                                PERIOD FROM
                                                            SEPTEMBER 14, 2000
                                              YEAR ENDED     (COMMENCEMENT OF
                                             DECEMBER 31,     OPERATIONS) TO
                                                 2001       DECEMBER 31, 2000
                                             ------------   ------------------

Net asset value, beginning of period ......   $ 10.06          $ 10.00
                                              -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.26             0.02
 Net realized and change in unrealized gain
 or loss on investments....................     (0.34)            0.06
                                              -------          -------
   Total income from investment operations      (0.08)            0.08
                                              -------          -------
LESS DISTRIBUTIONS:
 From net investment income................                      (0.02)
                                              -------          -------
   Total distributions ....................                      (0.02)
                                              -------          -------
Net asset value, end of period ............   $  9.98          $ 10.06
                                              =======          =======

Total return* .............................     (0.79)%          (0.85)%#
Net assets, end of period (000's) .........   $90,817          $96,608
Ratio of net investment expenses to average
 net assets ...............................      0.75%            0.68%(1)
Ratio of net investment income to average
 net assets ...............................      2.50%            3.15%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............      0.75%            1.01%(1)
Portfolio turnover rate....................    105.60%            8.69%

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON DECEMBER 14, 2000, THE FIRST DAY OF THE GUARANTEE PERIOD.

                                         See Notes to Financial Statements. 137

SERIES L

Selected data for a fund share outstanding throughout each period:

                                                                PERIOD FROM
                                                             DECEMBER 14, 2000
                                               YEAR ENDED    (COMMENCEMENT OF
                                              DECEMBER 31,    OPERATIONS) TO
                                                  2001       DECEMBER 31, 2000
                                              ------------   -----------------

Net asset value, beginning of period .......   $ 10.01          $10.00
                                               -------          ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income......................      0.24            0.03
 Net realized and change in unrealized gain
 or loss on investments.....................     (0.15)             --
                                               -------          ------
   Total income from investment operations .      0.09            0.03
                                               -------          ------
LESS DISTRIBUTIONS:
 From net investment income.................     (0.24)          (0.02)
                                               -------          ------
   Total distributions .....................     (0.24)          (0.02)
                                               -------          ------
Net asset value, end of period .............   $  9.86          $10.01
                                               =======          ======

Total return* ..............................     (0.14)%#           --
Net assets, end of period (000's) ..........   $81,636          $1,203
Ratio of net investment expenses to average
 net assets ................................      0.74%           0.08%(1)
Ratio of net investment income to average
 net assets ................................      2.80%           1.17%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets ..............      0.76%           5.94%(1)
Portfolio turnover rate.....................    126.30%             --

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON MARCH 15, 2001, THE FIRST DAY OF THE GUARANTEE PERIOD.

138 See Notes to Financial Statements.

SERIES M
Selected data for a fund share outstanding throughout the period:

                                                                PERIOD FROM
                                                              MARCH 15, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                             DECEMBER 31, 2001
                                                             -----------------

Net asset value, beginning of period .....................     $  10.00
                                                               --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................................         0.16
 Net realized and change in unrealized gain or loss on
 investment...............................................        (0.19)
                                                               --------
   Total income from investment operations ...............        (0.03)
                                                               --------
LESS DISTRIBUTIONS:
 From net investment income...............................        (0.16)
                                                               --------
   Total distributions ...................................        (0.16)
                                                               --------
Net asset value, end of period ...........................     $   9.81
                                                               ========

Total return* ............................................       (1.24)%#
Net assets, end of period (000's) ........................     $123,103
Ratio of net investment expenses to average net assets ...         0.72%(1)
Ratio of net investment income to average net assets .....         2.95%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ......................................         0.73%(1)
Portfolio turnover rate...................................        54.66%

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON JUNE 14, 2001, THE FIRST DAY OF THE GUARANTEE PERIOD.

                                         See Notes to Financial Statements. 139

SERIES N

Selected data for a fund share outstanding throughout the period:

                                                                PERIOD FROM
                                                               JUNE 14, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                             DECEMBER 31, 2001
                                                             -----------------

Net asset value, beginning of period .....................     $  10.00
                                                               --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................................         0.07
 Net realized and change in unrealized gain or loss on
 investments..............................................         0.31
                                                               --------
   Total income from investment operations ...............         0.38
                                                               --------
LESS DISTRIBUTIONS:
 From net investment income...............................        (0.07)
 From net realized gains on investments...................        (0.01)
                                                               --------
   Total distributions ...................................        (0.08)
                                                               --------
Net asset value, end of period ...........................     $  10.30
                                                               ========

Total return* ............................................         2.82%#
Net assets, end of period (000's) ........................     $135,532
Ratio of net investment expenses to average net assets ...         0.72%(1)
Ratio of net investment income to average net assets .....         2.11%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ......................................         0.73%(1)
Portfolio turnover rate...................................        47.93%

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON SEPTEMBER 18, 2001, THE FIRST DAY OF THE GUARANTEE PERIOD.

140 See Notes to Financial Statements.

SERIES P
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                            SEPTEMBER 18, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                            DECEMBER 31, 2001
                                                            ------------------

Net asset value, beginning of period ....................      $  10.00
                                                               --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...................................          0.01
 Net realized and change in unrealized gain or loss on
 investments.............................................          0.06
                                                               --------
   Total income from investment operations ..............          0.07
                                                               --------
LESS DISTRIBUTIONS:
 From net investment income..............................         (0.01)
                                                               --------
   Total distributions ..................................         (0.01)
                                                               --------
Net asset value, end of period ..........................      $  10.06
                                                               ========

Total return* ...........................................          0.26%#
Net assets, end of period (000's) .......................      $236,096
Ratio of net investment expenses to average net assets ..          0.88%(1)
Ratio of net investment income to average net assets ....          1.51%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets .....................................          0.98%(1)
Portfolio turnover rate..................................          1.84%

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

# TOTAL RETURN CALCULATION BEGAN ON DECEMBER 13, 2001, THE FIRST DAY OF THE GUARANTEE PERIOD.

                                         See Notes to Financial Statements. 141

SERIES Q

Selected data for a fund share outstanding throughout the period:

                                                                PERIOD FROM
                                                             DECEMBER 13, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                             DECEMBER 31, 2001
                                                             -----------------

Net asset value, beginning of period .....................      $10.00
                                                                ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................................        0.01
                                                                ------
   Total income from investment operations ...............        0.01
                                                                ------
Net asset value, end of period ...........................      $10.01
                                                                ======

Total return* ............................................          --
Net assets, end of period (000's) ........................      $7,767
Ratio of net investment expenses to average net assets ...        0.82%(1)
Ratio of net investment income to average net assets .....        0.90%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ......................................        7.74%(1)

(1) ANNUALIZED.

* GET Q IS IN ITS ACCUMULATION PERIOD. TOTAL RETURN CALCULATION WILL BEGIN ON MARCH 15, 2002, THE FIRST DAY OF THE GUARANTEE PERIOD.

142 See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Aetna GET Fund:

We have audited the accompanying statements of assets and liabilities of Aetna GET Fund, Series D, Series E, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series P and Series Q (collectively, the Funds), including the portfolios of investments as of December 31, 2001, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Aetna GET Fund, Series D, Series E, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series P and Series Q as of December 31, 2001, the results of their operations, changes in their net assets, and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
---------------------
Hartford, Connecticut
February 8, 2002

AETNA GET FUND
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2001

1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:


GET D    10.71%         GET K   7.62%

GET E    13.70%         GET L  20.24%

GET G    21.63%         GET M  15.82%

GET H    20.76%         GET N   9.24%

GET I    18.84%         GET P  19.55%

GET J    14.34%

2. INFORMATION ABOUT DIRECTORS AND OFFICERS

                                                                                                  NUMBER OF             OTHER
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND     DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN        HELD BY
NAME, ADDRESS, AND AGE     FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR           DIRECTOR
----------------------  ----------     --------------         -----------------------          ------------------    -------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince,     Director       Since 1998       Director, Business and Economic               50                  None
Jr.                                    (4 years)        Research Center, 1999 to present,
3029 St. Johns Drive                                    and Professor of Economics and
Murfreesboro,                                           Finance, Middle Tennessee State
Tennessee                                               University, 1991 to present.
Age 60

Maria T. Fighetti       Director       Since 1994       Associate Commissioner for                    50                  None
325 Piermont Road                      (8 years)        Contract Management, Health
Closter, New Jersey                                     Services, New York City
Age 58                                                  Department of Mental Health,
                                                        Mental Retardation and Alcohol
                                                        Services, 1996 to present.

David L. Grove          Director       Since 1991       Private Investor;                             50                  None
The Knoll                              (11 years)       Economic/Financial Consultant,
Armonk, New York                                        December 1985 to present.
Age 83

Sidney Koch             Director       Since 1994       Financial Adviser, self-employed,             50                  None
455 East 86th Street                   (8 years)        January 1993 to present.
New York, New York
Age 66

                                                                                                  NUMBER OF             OTHER
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND    DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN       HELD BY
NAME, ADDRESS, AND AGE     FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR          DIRECTOR
----------------------  ----------     --------------         -----------------------          ------------------   -------------
NON-INTERESTED DIRECTORS:

Corine T. Norgaard      Director       Since 1991       Dean of the Barney School of                  50             None
556 Wormwood Hill                      (11 years)       Business, University of Hartford
Mansfield Center,                                       (West Hartford, CT), August 1996
 Connecticut                                            to present.
Age 64

Richard G. Scheide      Director       Since 1993       Principal, LoBue Associates Inc.,             50             None
11 Lily Street                         (9 years)        October 1999 to present; Trust
Nantucket,                                              and Private Banking Consultant,
 Massachusetts                                          David Ross Palmer Consultants,
Age 72                                                  July 1991 to present.

INTERESTED DIRECTORS:

J. Scott Fox            Director and   Since 1997       Chief Executive Officer (July                 50             Mr. Fox serves
10 State House Square   President      (5 years)        2001 to present), President (April                           as Director of
Hartford, Connecticut                                   2001 to present), Director, Chief                            IPC Financial
Age:  47                                                Operating Officer (April 1996 to                             Network, Inc.
                                                        present), Chief Financial Officer                            (January 2001
                                                        (April 1996 to July 2001),                                   to present).
                                                        Managing Director (April 1996 to
                                                        April 2001), Aeltus Investment
                                                        Management, Inc.; Executive
                                                        Vice President (April 2001 to
                                                        present), Director, Chief
                                                        Operating Officer (February 1995
                                                        to present), Chief Financial
                                                        Officer, Managing Director
                                                        (February 1995 to April 2001),
                                                        Aeltus Capital, Inc; Senior Vice
                                                        President - Operations, Aetna Life
                                                        Insurance and Annuity Company,
                                                        March 1997 to December 1997.

                                                                                                  NUMBER OF              OTHER
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND     DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN        HELD BY
NAME, ADDRESS, AND AGE     FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR           DIRECTOR
----------------------  ----------     --------------         -----------------------          ------------------    -------------
INTERESTED DIRECTORS:

John G. Turner          Director       Since 2001       Mr. Turner is currently a Trustee             156            Mr. Turner
7337 E. Doubletree                     (1 year)         and Vice Chairman of ING                                     serves as a
 Ranch Rd.                                              Americas. Mr. Turner was                                     member of the
Scottsdale, Arizona                                     formerly Chairman and Chief                                  Board of ING
Age:  62                                                Executive Officer of ReliaStar                               Americas,
                                                        Financial Corp. and ReliaStar Life                           Aeltus
                                                        Insurance Co. (1993-2000);                                   Investment
                                                        Chairman of ReliaStar United                                 Management,
                                                        Services Life Insurance Company                              Inc. and each
                                                        and ReliaStar Life Insurance                                 of the Pilgrim
                                                        Company of New York (since                                   Funds.
                                                        1995); Chairman of Northern Life
                                                        Insurance Company (since 1992);
                                                        Chairman and Director/Trustee of
                                                        the Northstar affiliated investment
                                                        companies (since October 1993).
                                                        Mr. Turner was formerly Director
                                                        of Northstar Investment
                                                        Management Corporation and its
                                                        affiliates (1993-1999).

NAME, ADDRESS AND AGE   POSITIONS HELD WITH FUND        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
---------------------   ------------------------        --------------------------------------------------
OFFICERS:

Wayne F. Baltzer        Vice President                  Vice President, Aeltus Investment Management, Inc., December
10 State House Square                                   2000 to present; Vice President, Aeltus Capital, Inc., May 1998 to
Hartford, Connecticut                                   present; Vice President, Aetna Investment Services, Inc., July
Age 58                                                  1993 to May 1998.

Stephanie A. DeSisto    Vice President, Treasurer and   Senior Vice President, Mutual Fund Accounting, Aeltus
10 State House Square   Chief Financial Officer         Investment Management, Inc., April 2001 to present; Vice
Hartford, Connecticut                                   President, Mutual Fund Accounting, Aeltus Investment
Age 48                                                  Management, Inc., November 1995 to April 2001.

Michael Gioffre         Secretary                       Senior Vice President (April 2001 to present), Counsel (July
10 State House Square                                   2001 to present), Secretary (July 2000 to present), and Assistant
Hartford, Connecticut                                   General Counsel (July 2000 to July 2001), Aeltus Investment
Age 38                                                  Management, Inc.; Senior Vice President (April 2001 to present),
                                                        Assistant General Counsel and Secretary (July 2000 to present),
                                                        Aeltus Capital, Inc.; Counsel, Aetna Financial Services, Inc.,
                                                        May 1998 to July 2000; Compliance Officer, Aeltus Investment
                                                        Management, Inc., July 1996 to May 1998.


146